                                                                                                                                          Registration No. 2-73969
                                                                                                                                          File No. 811-3255

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ X ]

Pre-Effective Amendment No.                                                                                      [     ]

Post-Effective Amendment No. 42                                                                                [ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY

ACT OF 1940                                                                                                              [ X ]

Amendment No. 41                                                                                                       [ X ]

PANORAMA SERIES FUND, INC.

(Exact Name of Registrant as Specified in Charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of Principal Executive Offices)     (Zip Code)

(303) 768-3200

(Registrant’s Telephone Number, including Area Code)

Robert G. Zack, Esq.
OppenheimerFunds, Inc.
Two World Financial Center, 225 Liberty Street

New York, New York 10281-1008

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[  X ]     Immediately upon filing pursuant to paragraph (b)
[     ]     On _______________ pursuant to paragraph (b)
[    ]     60 days after filing pursuant to paragraph (a)(1)
[     ]     On ___________pursuant to paragraph (a)(1)
[    ]     75 days after filing pursuant to paragraph (a)(2)
[    ]     On _____________ pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[   ]     This post-effective amendment designates a new effective date for a previously filed post- effective amendment.

Growth Portfolio A series of Panorama Series Fund, Inc.

Prospectus dated April 30, 2009
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Growth Portfolio is a mutual fund that seeks high total return. It invests mainly in common stocks of domestic large-cap companies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus. It explains how to select shares of the Fund as an investment under the insurance product.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Growth Portfolio

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
5	The Fund's Past Performance
6	Fees and Expenses of the Fund
7	About the Fund's Investments
12	How the Fund is Managed

INVESTING IN THE FUND
14	How to Buy and Sell Shares
19	Dividends, Capital Gains and Taxes
20	Financial Highlights

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks high total return.

THE FUND'S MAIN INVESTMENT STRATEGIES.

What are "Larger Capitalization" Issuers? The Fund considers companies with assets in the top 70% of U.S. companies to be "larger-capitalization" (or "larger-cap") issuers.

The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges based on analysis using multi-factor quantitative models. The Fund currently focuses on larger capitalization issuers.

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL. In selecting securities to buy or sell for the Fund, the Fund's portfolio managers use an investment process that uses multi-factor quantitative models to rank approximately 3,000 stocks on a daily basis. While the process may change over time or vary in particular cases, in general the selection process currently uses:

Multi-factor quantitative models: The Fund uses both "top down" and "bottom up" quantitative models.

  The "top down" market capitalization model seeks to predict the future market direction of the capitalization environment. The portfolio managers divide the domestic equity market into several market-capitalization segments and market capitalization exposure is managed using proprietary modeling that incorporates factors such as relative price momentum and reversals, relative valuations and measures of investors' risk tolerance.
  The "bottom up" stock selection models seek to rank securities within each capitalization range in order of attractiveness. More than a hundred company-specific factors are analyzed in constructing the "bottom up" models, including valuation, profitability, quality, momentum, volatility and special effects. Different models may be used for each of the different market capitalization segments. These models incorporate both macro-economic variables and seasonal effects to attempt to predict the performance of the company-specific factors.

Portfolio Construction: The portfolio is then constructed and continuously monitored based on the quantitative investment models. Security weightings are determined according to capitalization outlook, stock ranking and benchmark weighting. The Fund aims to maintain a broadly diversified portfolio that limits idiosyncratic company-specific risks and is scalable, efficient and adaptable.

WHO IS THE FUND DESIGNED FOR?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking high total return. Those investors should be willing to assume the risks described below. Because of its focus on long-term growth, the Fund may be more appropriate for investors with longer term investment goals. The Fund is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. These risks mean that you can lose money by investing in the Fund.

RISKS OF INVESTING IN STOCK. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

A variety of factors can affect the price of a particular company's stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's shares for the last 10 calendar years.

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart and if those charges were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 14.39% (2nd qtr 03) and the lowest return before taxes for a calendar quarter was -21.79% (4th qtr 08).

The following table shows the average annual total returns of the Fund's shares before taxes compared to a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Growth Portfolio (inception 01-21-1982)	(38.42%)	(2.96%)	(4.01%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	(36.99%)	(2.19%)	(1.38%)

The average annual total returns measure the performance of a hypothetical account, without deducting charges imposed by the separate accounts that invest in the Fund, and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the performance of the S&P 500 Index an unmanaged index of U.S. equity securities. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses for the management of its assets, administration and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers in the Table are based on the Fund's expenses during its fiscal year ended December 31, 2008, but have been restated to reflect the transfer agent fee changes described below as if those changes had been in effect during that entire fiscal year. Expenses may vary in future years.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in the tables below.

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)

Management Fees	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[1]	0.17%
Total Annual Operating Expenses[2]	0.80%

1."Other Expenses" include transfer agent fees, custodial fees, and audit and legal expenses that the Fund pays. Effective May 1, 2009 the Fund's transfer agent fee structure has changed. The "Other Expenses" and "Total Annual Operating Expenses" per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed that expense limitation. The actual "Other Expenses" as a percentage of the average daily net assets for the Fund's fiscal year ended December 31, 2008 were 0.08%. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year ended December 31, 2008, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.
2. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. After all of the waivers and credits in effect during that period, the actual "Total Annual Operating Expenses," as a percentages of average daily net assets for the Fund's fiscal year ended December 31, 2008, were 0.71%. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund's "Total Annual Operating Expenses," as percentages of average daily net assets would have been 0.80% during the fiscal year ended December 31, 2008.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The expenses for your variable life insurance policy, variable annuity or other investment product are not included and if they were included, overall expenses would be higher. These example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time and your actual costs may be higher or lower. Based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

If shares are redeemed:	1 Year	3 Years	5 Years	10 Years
Growth Portfolio	$82	$256	$446	$994

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS.  The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

QUANTITATIVE MODELS. The portfolio managers use quantitative stock selection models that are based upon many factors that measure individual securities relative to each other. The portfolio managers typically use these models to rank more than 3,000 stocks on a daily basis and select those that they deem most attractive. The portfolio is continuously monitored by the portfolio managers based on their analysis of the quantitative tools and other qualitative factors.

COMMON STOCK.  Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

DIVERSIFICATION AND CONCENTRATION.  The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry.  At times, however, the Fund may emphasize investments in some industries more than others.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940, as amended, that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

The Fund's investments in convertible securities may include securities rated as low as "B" by Moody's or Standard Poor's or that have comparable ratings by other national rating organizations or, if unrated, an equivalent rating assigned by the Manager. Securities rated below "Baa" by Moody's or "BBB" by Standard Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Derivative Investments. The Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options and futures are some of the types of derivatives the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or  hedging purposes.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, however, the hedge might be unsuccessful or could reduce the Fund's return or create a loss.

The Fund has percentage limits on its use of hedging instruments and is not required to use hedging instruments in seeking its objective.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due.

Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or the use of a derivative for hedging might be unsuccessful.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may, at times, have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fee. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.625% of the first $300 million of average daily net assets of the Fund, 0.500% of the next $100 million, and 0.450% of average daily net assets over $400 million. The Fund's management fee for its last fiscal year ended December 31, 2008 was 0.63% of average annual net assets.

Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders.

A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2008.

Portfolio Managers. The Fund's portfolio is managed by Marc Reinganum, Mark Zavanelli, and Wentong Alex Zhou, who are primarily responsible for the day-to-day management of the Fund's investments. Dr. Reinganum has been a Vice President and co-portfolio manager of the Fund since October 2003 and Mr. Zavanelli and Dr. Zhou are co-portfolio managers of the Fund since June 2008.

Dr. Reinganum has been a Vice President of the Manager and Director of Quantitative Research and Portfolio Strategist for Equities since September 2002. He has been on the Board of Directors of The Quantitative Institute for Research in Finance since October 2008. He was the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University from 1995 to 2002. At Southern Methodist University he also served as the Director of the Finance Institute, the Chairman of the Finance Department, the President of the Faculty at the Cox School of Business and a member of the Board of Trustees Investment Committee. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Zavanelli has been a Vice President of the Manager since November 2000. He is an officer of 3 portfolios in the OppenheimerFunds complex. Prior to joining the Manager in May 1998, Mr. Zavanelli was President of Waterside Capital Management, a registered investment advisor from August 1995 through April 1998. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Dr. Zhou, CFA, has been a senior quantitative analyst of the Manager since June 1999, assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of the Manager since January 2007 and an Assistant Vice President of the Manager since 2001.  He is a portfolio manager of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

INVESTING IN THE FUND

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers only one class of shares. That class of shares has no class "name" designation, but is referred to in this prospectus as "Non-Service" shares.  The Fund has one additional class of shares authorized, which is not currently offered for sale.  There are no outstanding shares of any of those share classes.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

 The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

  Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund, values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

HOW CAN YOU BUY FUND SHARES? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Limitations on Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, may increase its transaction and administrative costs and may affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, the number and the frequency of trades.

If large dollar amounts are involved in frequent redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Policies on Disruptive Activity

The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short-term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within 30 days after buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round-trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

 A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

Right to Refuse Purchase Orders. The Fund's Distributor or Transfer Agent may, in their discretion, refuse any purchase order and are not obligated to provide notice before rejecting an order.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan. The Fund has not adopted a Distribution and Service Plan for the Non-Service shares offered in this prospectus.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to those firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers or financial advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. Those payments may affect the tax basis of certain types of distributions from those accounts, however.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. KPMG LLP has been appointed as the independent registered public accounting firm to the Fund for fiscal year end 2009. See the Statement of Additional Information for additional information.

FINANCIAL HIGHLIGHTS

Financial Highlights Table

Non-Service Shares Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$2.31	$2.23	$1.97	$1.88	$1.74
Income (loss) from investment operations:
Net investment income[1]	.03	.03	.02	.02	.02
Net realized and unrealized gain (loss)	(.91)	.08	.27	.10	.14
Total from investment operations	(.88)	.11	.29	.12	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.03)	(.03)	(.03)	(.02)
Net asset value, end of period	$1.40	$2.31	$2.23	$1.97	$1.88

Total Return, at Net Asset Value[2]	(38.42)%	4.85%	14.67%	6.41%	9.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$ 71,657	$136,127	$153,481	$159,867	$179,076
Average net assets (in thousands)	$105,308	$148,472	$154,927	$165,300	$179,018
Ratios to average net assets:[3]
Net investment income	1.34%	1.23%	1.16%	1.24%	1.39%
Total expenses	0.71%[4],[5],[6]	0.69%[4],[5],[6]	0.68%[4],[5]	0.68%[6],[7]	0.66%[6]
Portfolio turnover rate	115%	101%	88%	81%	78%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 20080.71%
             Year Ended December 31, 20070.69%
             Year Ended December 31, 20060.68%
5. Waiver or reimbursement of indirect management fees less than 0.005%.
6. Reduction to custodian expenses less than 0.005%.
7. Voluntary waiver of transfer agent fees less than 0.005%.

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1-800-988-8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255 PRO608.001.0409

Total Return Portfolio A series of Panorama Series Fund, Inc.

Prospectus dated April 30, 2009
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Total Return Portfolio is a mutual fund that seeks to maximize total investment return by allocating its assets among investments in stocks, corporate bonds, U.S. Government securities and money market instruments.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus and explains how to select shares of the Fund as an investment under that insurance product.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Total Return Portfolio

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
5	Main Risks of Investing in the Fund
7	The Fund's Past Performance
8	Fees and Expenses of the Fund
9	About the Fund's Investments
20	How the Fund is Managed

INVESTING IN THE FUND
22	How to Buy and Sell Shares
27	Dividends, Capital Gains and Taxes
28	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. Government securities and money market instruments, according to changing market conditions.

THE FUND'S MAIN INVESTMENT STRATEGIES.

What are "Larger Capitalization" Issuers? The Fund considers companies with assets in the top 70% of U.S. companies to be "larger-capitalization" (or "larger-cap") issuers.

The Fund mainly invests in common stocks, corporate bonds, U.S. Government securities (including mortgage-related securities), and short-term notes. The Fund's investments may be allocated among these different types of securities in different proportions at different times based on its judgment of where the best opportunities are considering market and economic conditions.
Normally, at least 25% of the Fund's total assets will be invested in fixed income securities. Otherwise, the Fund is not required to allocate its investments in any fixed proportion and the relative weighting of those asset classes in the Fund's holdings will change over time. The Fund might invest in each of the following asset classes or, at times, it might not invest in some of these types of assets.

  Stocks. The Fund mainly invests in a variety of common stocks of U.S. companies.  The Fund can buy securities of companies of any market capitalization. Currently, the Fund invests primarily in the securities of larger capitalization companies.
  Debt Securities. The Fund can invest in a variety of debt securities, including securities issued or guaranteed by the U.S. Government and its agencies and federally-chartered corporate entities referred to as "instrumentalities." The Fund can buy mortgage-related securities and collateralized mortgage obligations ("CMOs") issued or guaranteed by the U.S. Government or private issuers. It can also buy domestic and foreign corporate debt obligations. In addition, the Fund can invest in bonds rated below investment grade (commonly referred to as "junk bonds") but currently limits those investments to 5% of its assets.  The Fund can invest up to 10% of its assets in unrated debt securities.
  Money Market Instruments. The Fund can hold money market instruments, such as short-term U.S. Government securities, commercial paper and bank instruments as part of its normal investment program, or for cash management purposes, or as a defensive investment.

The Fund can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. The Fund can invest 10% of its total assets in foreign securities, and under certain conditions may invest up to 25% of its assets in those securities.

The Fund also uses certain types of derivative instruments for investment purposes or hedging including: options, futures, forward contracts, swaps including credit default swaps, mortgage-related securities including CMOs, asset backed securities, and "stripped" securities.  The prices of derivative securities may be more volatile than the prices of other types of securities.

HOW THE PORTFOLIO MANAGERS DECIDE WHAT SECURITIES TO BUY OR SELL. In selecting securities to buy or sell for the Fund, the Fund's portfolio managers follow an investment process that uses quantitative tools to analyze market dynamics and economic trends to help determine the allocation of the Fund's investments over different asset classes. Generally, the "total return" sought by the Fund consists of income earned on the Fund's investments, plus capital appreciation, if any, on stock and fixed income investments, and generally includes appreciation from decreases in interest rates, improving credit fundamentals for a particular sector or security, and managing pre-payment risks associated with mortgage-related securities, as well as other techniques. While the process may change over time or vary in particular cases, in general the selection process includes the following strategies in selecting equity securities:

  To identify stocks within the S&P 500 Index that they consider to be temporarily undervalued by various measures, the portfolio managers use proprietary quantitative valuation techniques, which incorporate data derived from qualitative fundamental research. Individual stocks are selected for the Fund using a ranking process based on those valuation models.
  To identify stocks within the selected universe that may provide growth opportunities, for example stocks of issuers that have better earnings, cash flow, revenues and/or other favorable characteristics than analysts have expected, the portfolio managers use both quantitative and fundamental analytical tools, including internal research and reports by other market analysts.
  To try to reduce overall risks, the portfolio managers diversify the Fund's equity positions by allocating investments among industries within the S&P 500 Index.

In selecting fixed income securities for purchase or sale by the Fund, the portfolio managers analyze the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on business cycle analysis and relative values between the corporate and government sectors. The portfolio managers' overall strategy is to build a broadly diversified portfolio of corporate and government bonds. While the process may change over time or vary in particular cases, in general the selection process considers the following factors in selecting debt securities:

  Debt securities in market sectors that offer attractive relative value.
  Investment-grade securities that offer more income than U.S. Treasury obligations with a good balance of risk and return.
  High income potential from different types of corporate and government securities.
  Broad portfolio diversification to seek to reduce the volatility of the Fund's share prices.

The Fund may sell securities that the portfolio managers believe are no longer favorable with regard to the above factors.

WHO IS THE FUND DESIGNED FOR? The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking total investment return over the long term from a flexible portfolio investing in different asset classes, including stocks, bonds and money market instruments. Because the Fund invests a portion of its assets in stocks, those investors should be willing to assume the risks of short-term share price fluctuations that are typical for a fund that can have substantial stock investments. The Fund is intended to be a long-term investment, not a short-term trading vehicle and may be appropriate for longer-term investors. Because the Fund's income will fluctuate, it is not designed for investors needing an assured level of current income. The Fund is not a complete investment program and may not be appropriate for all investors. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. These risks mean that you can lose money by investing in the Fund.

RISKS OF INVESTING IN STOCK. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

A variety of factors can affect the price of a particular company's stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry.

MAIN RISKS OF INVESTING IN DEBT SECURITIES. Debt securities (also referred to as "fixed-income securities") may be subject to credit risk, interest rate risk, prepayment risk and extension risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. If an issuer fails to pay interest or to repay principal, the Fund's income and share value will usually be reduced. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. Adverse news about an issuer or a downgrade in an issuer's credit rating, for any reason, can reduce the market value of the issuer's securities. The values of debt securities are also subject to change when prevailing interest rates change. When prevailing interest rates fall, the values of already-issued debt securities generally rise. When prevailing interest rates rise, the values of already-issued debt securities generally fall, and they may sell at a discount from their face amount or from the amount the Fund paid for them. Interest rate changes generally have a greater effect on longer-term debt securities than on shorter-term debt securities. When interest rates fall, the issuers of debt securities may prepay principal more quickly than expected and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as "prepayment risk." When interest rates rise, debt securities may be repaid more slowly than expected and the value of the Fund's holdings may fall sharply. This is referred to as "extension risk." Interest rate changes may have different effects on variable or floating rate securities than they do on securities with fixed interest rates.

  Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

FIXED-INCOME MARKET RISKS. Recent developments relating to subprime mortgages have adversely affected fixed-income securities markets in the United States, Europe and elsewhere. The values of many types of debt securities have been reduced, including debt securities that are not related to mortgage loans. These developments have reduced the willingness of some lenders to extend credit and have made it more difficult for borrowers to obtain financing on attractive terms or at all. In addition, broker-dealers and other market participants have been less willing to make a market in some types of debt instruments, which has impacted the liquidity of those instruments. These developments may also have a negative effect on the broader economy. There is a risk that the lack of liquidity or other adverse credit market conditions may hamper the Fund's ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments.

RISKS OF DERIVATIVE INVESTMENTS. Derivatives may be volatile and may involve significant risks. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Fund expects it to. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. The Fund may also lose money on a derivative investment if the issuer fails to pay the amount due. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. Derivative transactions may require the payment of premiums and can increase portfolio turnover. As a result of these risks, the Fund could realize little or no income or lose money from its investment, or the use of a derivative for hedging might be unsuccessful.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's shares for the last 10 calendar years.

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart and if those charges were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 10.89% (2nd qtr 03) and the lowest return before taxes for a calendar quarter was -24.79% (4th qtr 08).

The following table shows the average annual total returns of the Fund's shares before taxes compared to a broad-based market index. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years
Total Return Portfolio (inception 09-30-1982)	(38.65%)	(3.62%)	(2.58%)
S&P 500 Index (reflects no deductions for fees, expenses or taxes)	(36.99%)	(2.19%)	(1.38%)
Merrill Lynch Corporate Gov't Master Index (reflects no deductions for fees, expenses or taxes)	4.95%	4.53%	5.58%

The average annual total returns measure the performance of a hypothetical account, without deducting charges imposed by the separate accounts that invest in the Fund, and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the performance of the S&P 500 Index, an unmanaged index of equity securities and to the Merrill Lynch Corporate and Government Master Index, a broad-based index of debt securities. The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio managers and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses for the management of its assets, administration and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers in the Table are based on the Fund's expenses during its fiscal year ended December 31, 2008, but have been restated to reflect the transfer agent fee changes described below as if those changes had been in effect during that entire fiscal year. Expenses may vary in future years.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in the tables below.

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
Management Fees[1]	0.63%
Distribution and/or Service (12b-1) Fees	None
Other Expenses[2]	0.14%
Total Annual Operating Expenses[3]	0.77%

1.Effective April 1, 2009 through March 31, 2010, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund's average daily net assets. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
2."Other Expenses" include transfer agent fees, custodial fees, and audit and legal expenses that the Fund pays. Effective May 1, 2009 the Fund's transfer agent fee structure has changed. The "Other Expenses" and "Total Annual Operating Expenses" per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed that expense limitation. The actual "Other Expenses" as a percentage of the average daily net assets for the Fund's fiscal year ended December 31, 2008 were 0.05%. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year ended December 31, 2008, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.
3.Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. After all of the waivers and credits in effect during that period, the actual "Total Annual Operating Expenses," as a percentages of average daily net assets for the Fund's fiscal year ended December 31, 2008, were 0.68%. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund's "Total Annual Operating Expenses," as percentages of average daily net assets would have been 0.68% during the fiscal year ended December 31, 2008.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The expenses for your variable life insurance policy, variable annuity or other investment product are not included and if they were included, overall expenses would be higher. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time and your actual costs may be higher or lower. Based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Total Return Portfolio	$79	$247	$429	$958

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS.  The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

COMMON STOCK.  Common stock represents an ownership interest in a company. It ranks below preferred stock and debt securities in claims for dividends and in claims for assets of the issuer in a liquidation or bankruptcy. Common stocks may be exchange-traded or over-the-counter securities. Over-the-counter securities may be less liquid than exchange-traded securities.

DEBT SECURITIES. The Fund may invest in debt securities, including foreign and domestic corporate bonds, securities issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or foreign sovereigns, municipal securities issued by state and local governments, and notes and debentures. The Fund may select debt securities for their income possibilities or to help cushion fluctuations in the value of its portfolio.

Debt securities may be subject to the following risks:

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates rise, the values of outstanding debt securities generally fall, and those securities may sell at a discount from their face amount. When interest rates fall, the values of already-issued debt securities generally rise. However, when interest rates fall, the Fund's investments in new securities may be at lower yields and may reduce the Fund's income. The values of longer-term debt securities usually change more than the values of shorter-term debt securities when interest rates change.
  Prepayment Risk. Certain fixed-income securities are subject to the risk of unanticipated prepayment. That is the risk that when interest rates fall, borrowers will prepay the loans that underlie these securities more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause it to lose a portion of its principal investment represented by the premium. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and prepayment assumptions about those investments.
  Extension Risk. If interest rates rise rapidly, repayments of principal on certain debt securities may occur at a slower rate than expected and the expected maturity of those securities could lengthen as a result. Those securities generally have a greater potential for loss when prevailing interest rates rise, which could cause their value to fall sharply.
  Credit Risk. Debt securities are also subject to credit risk. Credit risk is the risk that the issuer of a security might not make interest and principal payments on the security as they become due. Securities directly issued by the U.S. Treasury and certain agencies that are backed by the full faith and credit of the U.S. Government have little credit risk, and other U.S. Government securities generally have lower credit risks, while securities issued by private issuers or certain foreign governments generally have greater credit risks. If an issuer fails to pay interest, the Fund's income might be reduced, and if an issuer fails to repay principal, the values of the security might fall. The extent of this risk varies based on the terms of the particular security and the financial condition of the issuer. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the market value of that issuer's securities.

     Credit Quality. The Fund may invest in securities that are rated or unrated. Credit ratings evaluate the expectation that scheduled interest and principal payments will be made in a timely manner. They do not reflect any judgment of market risk. Rating agencies might not always change their credit rating of an issuer in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. In selecting securities for the Fund's portfolio and evaluating their income potential and credit risk, the Fund does not rely solely on ratings by rating organizations but evaluates business and economic factors affecting issuers as well.

"Investment grade" refers to securities that are rated in one of the top four rating categories by nationally-recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services or that have similar ratings from other nationally-recognized statistical rating organizations. The Fund may also consider unrated securities to be "investment grade" if they are judged to be of comparable quality to securities rated investment-grade by those organizations. Lower-grade securities are those that are rated below "Baa" by Moody's, that are rated below "BBB" by Standard & Poor's, that have similar ratings from other rating organizations or that are unrated securities judged to be of similar quality. Below investment grade securities may be considered speculative. The ratings definitions of the principal ratings organizations are included in Appendix A to the Statement of Additional Information.

The Fund does not invest more than 10% of its total assets in unrated debt securities. The Fund's debt investments may be rated as low as "B." The Fund can invest as much as 20% of its total assets in debt securities and preferred stocks rated below investment-grade, however, it currently does not intend to invest more than 5% of its total assets in these investments. The Fund is not required to sell a security that falls below that rating after the Fund buys it, however the Manager will monitor the Fund's holdings to determine whether to sell these securities.

U.S. GOVERNMENT SECURITIES. The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. Some of those securities are directly issued by the U.S. Treasury and are backed by the full faith and credit of the U.S. Government. "Full faith and credit" means that the taxing power of the U.S. Government is pledged to the payment of interest and repayment of principal on a security.

Some securities issued by U.S. Government agencies, such as Government National Mortgage Corporation pass-through mortgage obligations ("Ginnie Maes"), are also backed by the full faith and credit of the U.S. Government. Others are supported by the right of the agency to borrow an amount from the U.S. Government (for example, "Fannie Mae" bonds issued by Federal National Mortgage Corporation and "Freddie Mac" obligations issued by Federal Home Loan Mortgage Corporation). Others are supported only by the credit of the agency (for example obligations issued by the Federal Home Loan Banks). On September 7, 2008, the Federal Housing Finance Agency, a new independent regulatory agency, placed the Federal National Mortgage Corporation and Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Department of Treasury made a commitment to purchase mortgage-backed securities from the companies through December 2009. The U.S. Department of Treasury also entered into a new secured lending credit facility with those companies and a Preferred Stock Purchase Agreement. Under those agreements, the Treasury will ensure that each company maintains a positive net worth.

     U.S. Treasury Securities. Treasury securities are backed by the full faith and credit of the United States for payment of interest and repayment of principal and have little credit risk. Some of the securities that are issued directly by the U.S. Treasury are: Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of from one to ten years when issued), Treasury bonds (having maturities of more than ten years when issued) and Treasury Inflation-Protection Securities ("TIPS"). While U.S. Treasury securities have little credit risk, they are subject to price fluctuations from changes in interest rates prior to their maturity.

     Mortgage-Related Government Securities. The Fund can buy interests in pools of residential or commercial mortgages, in the form of "pass-through" mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities. Mortgage-related U.S. Government securities may be issued in different series, each having different interest rates and maturities.

Mortgage-related securities that are U.S. Government securities have collateral to secure payment of interest and principal. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. Government agency. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages and are subject to prepayment and extension risks.

PRIVATE-ISSUER SECURITIES. The Fund can also invest in securities issued by private issuers, such as banks, savings and loans, and other entities, including mortgage-related securities. Securities issued by private issuers are subject to greater credit risks than U.S. Government securities.

     Mortgage-Related Private Issuer Securities. Primarily these investments include multi-class debt or pass-through certificates secured by mortgage loans, which may be issued by banks, savings and loans, mortgage bankers and other non-governmental issuers.  Private-issuer mortgage-backed securities may include loans on residential or commercial properties.

Mortgage-related securities issued by private issuers are not U.S. Government securities, which makes them subject to greater credit risks. Private issuer securities are subject to the credit risks of the issuers as well as to interest rate risks, although in some cases they may be supported by insurance or guarantees. The prices and yields of private issuer mortgage-related securities are also subject to prepayment and extension risk. The market for private-issuer mortgage-backed securities may be volatile at times and may be less liquid than the markets for other types of securities.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS ("REMICs"). REMICs are pools of mortgage loans in which the interest and principal payments from mortgages are structured into separately traded securities. REMICs meet certain qualifications under the Internal Revenue Code that allow them to be exempt from taxation at the entity level, although the income from a REMIC is taxable to investors. REMICs may invest only in "qualified mortgages" and "permitted investments." Qualified mortgage include single family or multifamily mortgages, commercial mortgages, second mortgages, mortgage participations, and federal agency pass-through securities. Permitted investments include cash flow investments, qualified reserve assets, and foreclosure property. If a REMIC looses its exempt tax status, it is permanently lost.

REMICs issue pass-through certificates, multiclass bonds or other securities to investors. The different classes of interests in a REMIC may have different maturities and different risks. REMIC interests are structured in classes of "regular interests" and a single "residual interest" class. REMICs may have any number of classes of regular interests with different servicing priorities and varying maturity dates. The different classes are assigned a coupon (fixed, floating, or zero interest rate) and include other terms regarding payments to the investors.

REMICs are subject to the market risks of mortgage related securities. In addition, the allowable activities for REMICs are generally limited to holding a fixed pool of mortgages and distributing payments currently to investors and transactions that are considered to be prohibited activities are subject to a penalty tax of 100%. REMICs have no minimum equity requirements and REMICs may sell all of their assets without retaining any to meet collateralization requirements.

FORWARD ROLLS.  The Fund can enter into "forward roll" transactions (also referred to as "mortgage dollar rolls") with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund will bear the risk that the market value of the securities might decline below the price at which the Fund is obligated to repurchase them or that the counterparty might default in its obligations.

MONEY MARKET INSTRUMENTS. The Fund may also invest in "money market instruments." Money market instruments are short-term, high-quality, dollar-denominated debt instruments issued by the U.S. Government, domestic and foreign corporations and financial institutions, and other entities that meet the quality, maturity, diversification and other standards that apply to money market funds under the Investment Company Act of 1940. Money market instruments include bank obligations, repurchase agreements, commercial paper, and other corporate and governmental debt obligations. They may have fixed, variable or floating interest rates. Money market instruments generally do not generate capital appreciation if they are held to maturity.

ZERO-COUPON AND STRIPPED SECURITIES. Some of the debt securities the Fund may invest in are "zero-coupon" or "stripped" securities. Zero-coupon securities pay no interest prior to their maturity date or another specified date in the future but are issued at a discount from their face value. Stripped securities are the separate income or principal components of a debt security, such as Treasury securities whose coupons have been stripped by a Federal Reserve Bank. One component might receive all the interest and the other all the principal payments.

Interest rate changes generally cause greater price fluctuations in zero-coupon securities or the "principal-only" components of stripped securities than in interest-paying securities of the same or similar maturities. The Fund may be required to pay a dividend of the imputed income on a zero-coupon or principal-only security at a time when it has not actually received the income. The "interest-only" components of stripped securities are also especially sensitive to changes in prevailing interest rates. The market for some of these securities may be limited, making it difficult for the Fund to dispose of its holdings quickly at an acceptable price.

DERIVATIVE INVESTMENTS. The Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options, futures, forward contracts, swaps including credit default swaps, zero-coupon and stripped securities, asset-backed securities and certain mortgage-related securities are some of the types of derivatives the Fund can use. The Fund may also use other types of derivatives that are consistent with its investment strategies or for hedging purposes.

     Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, other assets or receivables. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, other assets or receivables that make up the pool. The trust or other issuer passes the income from the underlying pool to the investor. Neither the Fund nor the Manager selects the loans or other assets that are included in the pools or the collateral backing those pools. Asset-backed securities are subject to interest rate risk and credit risk. Certain asset-backed securities are subject to prepayment and extension risks.

     Credit Default Swaps. A credit default swap enables an investor to buy or sell protection against a credit event, such as an issuer's failure to make timely payments of interest or principal, bankruptcy or restructuring. The terms of the instrument are generally negotiated by the Fund and the swap counterparty. A swap may be embedded within a structured note or other derivative instrument.

Generally, if the Fund buys credit protection using a credit default swap, the Fund will make fixed payments to the counterparty and if a credit event occurs, the Fund will deliver the defaulted bonds underlying the swap to the swap counterparty and the counterparty will pay the Fund par for the bonds. If the Fund sells credit protection using a credit default swap, generally the Fund will receive fixed payments from the counterparty and if a credit event occurs, the Fund will pay the swap counterparty par for the defaulted bonds underlying the swap and the swap counterparty will deliver the bonds to the Fund. If the credit default swap is on a basket of securities, the notional value of the swap is reduced by the par amount of the defaulted bonds, and the fixed payments are then made on the reduced notional value.

Credit default swaps are subject to credit risk on the underlying investment and to counterparty credit risk. If the counterparty fails to meet its obligations the Fund may lose money. Credit default swaps are also subject to the risk that the Fund will not properly assess the cost of the underlying investment. If the Fund is selling credit protection, there is a risk that a credit event will occur and that the Fund will have to pay par value on defaulted bonds. If the Fund is buying credit protection, there is a risk that no credit event will occur and the Fund will receive no benefit for the premium paid.

HEDGING. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Diversification and Concentration. The Fund is a diversified fund. It attempts to reduce its exposure to the risks of individual stocks by diversifying its investments across a broad number of different companies. The Fund will not concentrate more than 25% of its total assets in issuers in any one industry. At times, however, the Fund may emphasize investments in some industries more than others.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940, as amended, that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

The Fund's investments in convertible securities may include securities rated as low as "B" by Moody's or Standard Poor's or that have comparable ratings by other national rating organizations or, if unrated, an equivalent rating assigned by the Manager. Securities rated below "Baa" by Moody's or "BBB" by Standard Poor's are below "investment grade" and are subject to greater risk of default by the issuer than investment grade securities.

When-Issued and Delayed-Delivery Transactions. The Fund may purchase securities on a "when-issued" basis and may purchase or sell such securities on a "delayed-delivery" basis. When-issued and delayed-delivery securities are purchased at a price that is fixed at the time of the transaction, with payment and delivery of the security made at a later date. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment.

The securities are subject to changes in value from market fluctuations during the period until settlement and the value of the security on the delivery date may be more or less than the Fund paid. The Fund may lose money if the value of the security declines below the purchase price.

Risks of Small- and Mid-Sized Companies. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

Foreign Investing. The Fund can buy equity or debt securities of companies and debt securities of governments in any country, developed or underdeveloped. As a non-fundamental policy, the Fund cannot invest more than 10% of its total assets in foreign securities. As an exception to that restriction, the Fund can invest up to 25% of its total assets in foreign equity or debt securities that are:

•issued, assumed or guaranteed by foreign governments or their political subdivisions or instrumentalities,
•assumed or guaranteed by domestic issuers (including Eurodollar securities), or
•issued, assumed or guaranteed by foreign issuers that have a class of securities listed for trading on the New York Stock Exchange (the "NYSE").

Risks of Foreign Investing. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements as U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, or other political and economic factors.

     Special Risks of Developing and Emerging Markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may, at times, have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Directors, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and its subsidiaries and controlled affiliates managed more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees. Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 0.625% of the first $600 million of average daily net assets of the Fund, and 0.450% of average daily net assets in excess of $600 million. The Fund's management fee for its fiscal year ended December 31, 2008, was 0.63% of the Fund's average annual net assets for each class of shares.
Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 0.80%. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders.
Effective April 1, 2009, the Manager has agreed to voluntarily waive its advisory fee by 0.09% of the Fund's average daily net assets through March 31, 2010. This voluntary waiver will be applied after all other waivers and/or reimbursements and may be withdrawn at any time.
A discussion regarding the basis for the Board of Directors' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2008.

Portfolio Managers. The equity component of the Fund's investments is managed by David Schmidt and the fixed-income component of the Fund's investments is managed by Krishna Memani and Peter Strzalkowski. Mr. Schmidt, Mr. Memani and Mr. Strzalkowski are primarily responsible for the day-to-day management of the Fund's investments. Mr. Schmidt has been a portfolio manager and Vice President of the Fund since July 2003, Mr. Memani has been a portfolio manager and Vice President of the Fund since April 1, 2009 and Mr. Strzalkowski has been a portfolio manager of the Fund since April 27, 2009.

Mr. Schmidt has been the Chief Investment Officer of Trinity Investment Management Corporation since July 2003 and the Director of Product Development since December 1999. He was the Deputy Chief Investment Officer of Trinity Investment Management Corporation from June 2002 to June 2003 and an analyst from August 1994 to December 1999. Trinity Investment Management Corporation is a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. Mr. Memani is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Strzalkowski, CFA, has been a Vice President of the Manager since August 2007 and a member of the Manager's Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

INVESTING IN THE FUND

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers only one class of shares. That class of shares has no class "name" designation, but is referred to in this prospectus as "Non-Service" shares.  The Fund has one additional class of shares authorized, which is not currently offered for sale.  There are no outstanding shares of any of those share classes.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

 The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

  Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund, values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

HOW CAN YOU BUY FUND SHARES? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Limitations on Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, may increase its transaction and administrative costs and may affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, the number and the frequency of trades.

If large dollar amounts are involved in frequent redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Policies on Disruptive Activity

The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short-term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within 30 days after buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round-trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

 A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

Right to Refuse Purchase Orders. The Fund's Distributor or Transfer Agent may, in their discretion, refuse any purchase order and are not obligated to provide notice before rejecting an order.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan. The Fund has not adopted a Distribution and Service Plan for the Non-Service shares offered in this prospectus.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to those firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers or financial advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. Those payments may affect the tax basis of certain types of distributions from those accounts, however.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. KPMG LLP has been appointed as the independent registered public accounting firm to the Fund for fiscal year end 2009. See the Statement of Additional Information for additional information.

FINANCIAL HIGHLIGHTS

Financial Highlights Table

Non-Service Shares Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$1.53	$1.49	$1.37	$1.34	$1.25
Income (loss) from investment operations:
Net investment income[1]	.05	.04	.04	.03	.03
Net realized and unrealized gain (loss)	(.63)	.04	.12	.03	.09
Total from investment operations	(.58)	.08	.16	.06	.12
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.04)	(.04)	(.03)	(.03)
Net asset value, end of period	$0.91	$1.53	$1.49	$1.37	$1.34

Total Return, at Net Asset Value[2]	(38.65)%	5.82%	11.70%	4.78%	9.47%

Ratios/Supplemental Data
Net assets, end of period (in millions)	$110	$216	$240	$261	$303
Average net assets (in millions)	$170	$231	$247	$277	$311
Ratios to average net assets:[3]
Net investment income	3.82%	2.84%	2.74%	2.34%	2.00%
Total expenses	0.68%[4]	0.68%[4]	0.66%[4]	0.69%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.68%	0.66%	0.68%	0.66%
Portfolio turnover rate[5]	121%	107%	151%	149%	144%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 20080.68%
             Year Ended December 31, 20070.68%
             Year Ended December 31, 20060.66%
5. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortg age-related securities as follows:
Purchase TransactionsSale Transactions
             Year Ended December 31, 2008$257,388,353$252,164,734
             Year Ended December 31, 2007$184,746,936$185,640,788
             Year Ended December 31, 2006$299,867,320$323,936,795
             Year Ended December 31, 2005$557,799,525$563,615,189
             Year Ended December 31, 2004$739,617,290$758,374,784

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1-800-988-8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Fund's SEC File No. 811-3255 PR0609.001.0409

Oppenheimer
International Growth Fund/VA A series of Panorama Series Fund, Inc.

Prospectus dated April 30, 2009
As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's securities nor has it determined that this prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Oppenheimer International Growth Fund/VA is a mutual fund that seeks long-term growth of capital by investing in common stocks and other equity securities of foreign companies.

Shares of the Fund are sold only as an underlying investment for variable life insurance policies, variable annuity contracts and other insurance company separate accounts. A prospectus for the insurance product you have selected accompanies this prospectus. It explains how to select shares of the Fund as an investment under that insurance product and which share class or classes you are eligible to purchase.

This prospectus contains important information about the Fund's objective, investment policies, strategies and risks. Please read this prospectus (and your insurance product prospectus) carefully before you invest and keep them for future reference about your account.

Oppenheimer International Growth Fund/VA

Contents

ABOUT THE FUND
3	The Fund's Investment Objective and Principal Investment Strategies
4	Main Risks of Investing in the Fund
7	The Fund's Past Performance
8	Fees and Expenses of the Fund
10	About the Fund's Investments
17	How the Fund is Managed

INVESTING IN THE FUND
19	How to Buy and Sell Shares
25	Dividends, Capital Gains and Taxes
26	Financial Highlights

ABOUT THE FUND

The Fund's Investment Objective and Principal Investment Strategies

WHAT IS THE FUND'S INVESTMENT OBJECTIVE? The Fund seeks long-term growth of capital by, under normal circumstances, investing at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States.

The Fund's Main Investment Strategies. The Fund may invest 100% of its assets in securities of foreign companies. It mainly invests in the common stock of growth companies that are listed on foreign stock exchanges but may also buy preferred stocks, securities convertible into common stocks and other securities having equity features. The Fund may invest up to 25% of its total assets in emerging markets and may invest without limit in developed markets throughout the world. The Fund considers an issuer to be located in an emerging market if it is organized under the law of an emerging country; its principal securities trading market is in an emerging market; or at least 50% of the issuer's non-current assets, capitalization, gross revenue or profit is derived from assets or activities located in emerging markets (directly or indirectly). From time to time, the Fund may place greater emphasis on investing in one or more particular industries, countries, or regions, such as Asia, Europe or Latin America.

The Fund can invest up to 20% of its total assets in debt securities when the portfolio manager believes that it is appropriate to do so in order to seek the Fund's objective. The Fund can invest up to 15% of its total assets in debt securities that are below investment grade, commonly referred to as "junk bonds." The Fund typically does not invest in debt securities to a significant degree.

The Fund does not limit its investments to issuers within a specific market capitalization range and at times may invest in both smaller, less-well-known companies and larger, more established companies that the portfolio manager believes have favorable prospects for capital growth relative to the market. The price of those stocks may be more volatile than the price of stocks issued by larger companies.

The Fund can also use derivative instruments, such as options, futures, forwards and swaps, to seek higher investment returns or to try to manage investment risks.

HOW THE PORTFOLIO MANAGER DECIDES WHAT SECURITIES TO BUY OR SELL. In selecting securities, the Fund's portfolio manager evaluates investment opportunities on a company-by-company basis. The portfolio manager looks primarily for foreign companies with high growth potential using a "bottom up" investment approach, that is, by looking at the investment performance of individual stocks before considering the impact of general or industry-specific economic trends. This approach includes fundamental analysis of a company's financial statements and management structure and consideration of the company's operations and product development, as well as its position in its industry.

In seeking diversification of the Fund's portfolio, the portfolio manager currently focuses on the following factors, which may vary in particular cases and may change over time:

  companies that enjoy a strong competitive position and high demand for their products or services;
  companies with accelerating earnings growth and cash flow; and
  diversity among companies, industries and countries to seek to reduce the risks of foreign investing, such as currency fluctuations and stock market volatility.

The portfolio manager also considers the effect of worldwide trends on the growth of particular business sectors and looks for companies that may benefit from those trends. The trends currently considered include: mass affluence, new technologies, restructuring and aging. The portfolio manager does not invest any fixed amount of the Fund's assets according to these criteria and these trends that are considered may change over time. The portfolio manager monitors individual issuers for changes in the factors above, which may trigger a decision to sell a security.

WHO IS THE FUND DESIGNED FOR?  The Fund's shares are available only as an investment option under certain variable annuity contracts, variable life insurance policies and investment plans offered through insurance company separate accounts of participating insurance companies. The Fund is designed primarily for investors seeking capital appreciation over the long term from foreign equity investments. Those investors should be willing to assume the greater risks of share price fluctuations that are typical for an aggressive fund focusing on growth stock investments, and the special risks of investing in both developed and emerging foreign countries. Because stock markets can be volatile and the prices of the Fund's shares can go up and down substantially, the Fund is likely to experience greater fluctuations in its share prices than funds that do not invest in foreign securities (particularly emerging market securities) or than funds that focus on both stocks and bonds.  The Fund generally does not use income-oriented investments to help cushion the Fund's total return from changes in stock prices and is not designed for investors needing income. Because of its focus on long-term capital appreciation, the Fund may be appropriate for some portion of an investment plan for investors with a high risk tolerance. The Fund is not a complete investment program. You should carefully consider your own investment goals and risk tolerance before investing in the Fund.

Main Risks of Investing in the Fund

All investments have some degree of risk. The value of the Fund's shares fluctuates as the value of the Fund's investments changes, and may decline. The value of the Fund's investments may change because of broad changes in the markets in which the Fund invests or from more specific factors like those described below. There is also the risk that poor security selection could cause the Fund to underperform other funds with similar objectives. When you redeem your shares, they may be worth more or less than what you paid for them. There is no assurance that the Fund will achieve its investment objective. These risks mean that you can lose money by investing in the Fund.

RISKS OF INVESTING IN STOCK. The value of the Fund's portfolio may be affected by changes in the stock markets. Stock markets may experience significant volatility and may fall sharply at times. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments. Different stock markets may behave differently from each other and U.S. stock markets may move in the opposite direction from one or more foreign stock markets.

A variety of factors can affect the price of a particular company's stock and the prices of individual stocks generally do not all move in the same direction at the same time. These factors may include: poor earnings reports, a loss of customers, litigation against the company, or changes in government regulations affecting the company or its industry.

At times, the Fund may emphasize investments in a particular industry or sector. To the extent that the Fund increases its emphasis on stocks in a particular industry, the value of its investments may fluctuate more in response to events affecting that industry, such as changes in economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry more than others.

RISKS OF FOREIGN INVESTING. While foreign securities may offer special investment opportunities, they are also subject to special risks. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult to evaluate a foreign company's operations or financial condition. A change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency and of any income or distributions the Fund may receive on those securities. Additionally, the value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in settlement of transactions, changes in economic or monetary policy in the U.S. or abroad, expropriation or nationalization of a company's assets, or other political and economic factors.

     Special Risks of Developing and Emerging Markets. Developing or emerging market countries generally have less developed securities markets or exchanges. Securities of companies in developing or emerging market countries may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of companies in countries with more mature markets. Settlements of trades may be subject to greater delays so that the proceeds of a sale of a security may not be received on a timely basis. The economies of developing or emerging market countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Developing or emerging market countries may have less developed legal and accounting systems, and investments in those countries may be subject to greater risks of government restrictions, including confiscatory taxation, expropriation or nationalization of company assets, restrictions on foreign ownership of local companies and restrictions on withdrawing assets from the country. Their governments may also be more unstable than the governments of more developed countries. The value of the currency of a developing or emerging market country may fluctuate more than the currencies of countries with more mature markets. Investments in companies in developing or emerging market countries may be considered speculative.

     Time-Zone Arbitrage. The Fund may invest in securities of foreign issuers that are traded in U.S. or foreign markets. If the Fund invests a significant amount of its assets in securities traded in foreign markets, it may be exposed to "time-zone arbitrage" attempts by investors seeking to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the New York Stock Exchange (the "NYSE") that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, the Fund's use of "fair value pricing" under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Manager and the Board believe to be their fair value, may help deter those activities.

RISKS OF GROWTH INVESTING. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

RISKS OF SMALL- AND MID-SIZED COMPANIES. Small- and mid-sized companies may be either established or newer companies, including "unseasoned" companies that have been in operation for less than three years. While smaller companies might offer greater opportunities for gain than larger companies, they also involve greater risk of loss. They may be more sensitive to changes in a company's earnings expectations and may experience more abrupt and erratic price movements. Smaller companies' securities often trade in lower volumes and it might be harder for the Fund to dispose of its holdings at an acceptable price when it wants to sell them. Small- and mid-sized companies may not have established markets for their products or services and may have fewer customers and product lines. They may have more limited access to financial resources and may not have the financial strength to sustain them through business downturns or adverse market conditions. Since small- and mid-sized companies typically reinvest a high proportion of their earnings in their business, they may not pay dividends for some time, particularly if they are newer companies. Smaller companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of the business. Securities of small, unseasoned companies may be particularly volatile, especially in the short term, and may have very limited liquidity. It may take a substantial period of time to realize a gain on an investment in a small- or mid-sized company, if any gain is realized at all.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Fund's Past Performance

The bar chart and table below show one measure of the risks of investing in the Fund by showing changes in the Fund's performance. The bar chart shows the yearly performance of the Fund's Non-Service Shares for the last 10 calendar years.

Charges imposed by the separate accounts that invest in the Fund are not included in the calculations of return in this bar chart and if those charges were included, the returns may be less than those shown. During the period shown in the bar chart, the highest return before taxes for a calendar quarter was 36.91% (4th qtr 99) and the lowest return before taxes for a calendar quarter was -29.00% (3rd qtr 02).

The following table shows the average annual total returns of each class of the Fund's shares before taxes compared to a broad-based market index. Because the Fund's Service Shares are subject to a service fee, their performance is expected to be lower than the performance of Non-Service Shares for any given period. The Fund's past investment performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns for the periods ended December 31, 2008	1 Year	5 Years	10 Years (or life of class, if less)
Non-Service Shares (inception 05-13-1992)	(42.64%)	2.58%	2.31%
Service Shares (inception 03-19-2001)	(43.07%)	2.28%	1.10%
Morgan Stanley Capital International EAFE Index	(43.06%)	2.10%	1.18%[1]
(reflects no deduction for fees, expenses or taxes)			2.25%[2]

1.  Ten Years
2.  From 3-31-01

The average annual total returns measure the performance of a hypothetical account, without deducting charges imposed by the separate accounts that invest in the Fund, and assume that all dividends and capital gains distributions have been reinvested in additional shares. The Fund's performance is compared to the performance of the Morgan Stanley Capital International EAFE Index, an unmanaged index of equity securities listed on 20 principal stock markets of Europe, Asia and Australia.  The index performance includes income reinvestment but does not reflect any transaction costs, fees, expenses or taxes.

The Fund's total returns should not be expected to be the same as the returns of other Oppenheimer funds, even if both funds have the same portfolio manager(s) and/or similar names.

Fees and Expenses of the Fund

The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses for the management of its assets, administration, distribution of its shares and other services. Since those expenses are paid from the Fund's assets, all shareholders pay those expenses indirectly.

The numbers in the Table are based on the Fund's expenses during its fiscal year ended December 31, 2008, but have been restated to reflect the transfer agent fee changes described below as if those changes had been in effect during that entire fiscal year. Expenses may vary in future years.

Shareholder Fees. The Fund does not charge an initial sales charge to buy shares or to reinvest dividends. There are no redemption fees and no contingent deferred sales charges. Please refer to the accompanying prospectus of the participating insurance company for information on initial or contingent deferred sales charges, exchange fees or redemption fees for that variable life insurance policy, variable annuity or other investment product. Those charges and fees are not reflected in the tables below.

Annual Fund Operating Expenses (deducted from Fund assets): (% of average daily net assets)
	Non-Service Shares	Service Shares
Management Fees	0.97%	0.97%
Distribution and/or Service (12b-1) Fees	None	0.23%
Other Expenses[1]	0.14%	0.14%
Acquired Fund Fees and Expenses[2]	0.01%	0.01%
Total Annual Operating Expenses[3]	1.12%	1.35%

1. "Other Expenses" include transfer agent fees, custodial fees, and audit and legal expenses that the Fund pays. Effective May 1, 2009 the Fund's transfer agent fee structure has changed. The "Other Expenses" and "Total Annual Operating Expenses" per the above table reflect the estimated annual effect of these contractual changes. Prior to May 1, 2009, the Transfer Agent had voluntarily undertaken to the Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes. For the Fund's fiscal year ended December 31, 2008, the transfer agent fees did not exceed that expense limitation. The actual "Other Expenses" as a percentage of the average daily net assets for the Fund's fiscal year ended December 31, 2008 were 0.04% for Non-Service and 0.08% for Service Shares. The Fund also receives certain credits from the Fund's custodian that, during the fiscal year ended December 31, 2008, reduced its custodial expenses for all share classes by less than 0.01% of average daily net assets.
2. "Acquired Fund Fees and Expenses" includes fees and expenses incurred indirectly by the Fund with respect to the Fund's investments in Oppenheimer Institutional Money Market Fund ("IMMF"). The calculation of the "Acquired Fund Fees and Expenses" is based on the total annual expense ratios of IMMF, without giving effect to any fee waivers or reimbursements. Any material change in the Fund's allocations to Acquired Funds might increase or decrease those expenses. The Manager will voluntarily waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.
3. Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets, will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders. After all of the fee and expense waivers and credits in effect during that period, the actual "Total Annual Operating Expenses," as a percentages of average daily net assets for the Fund's fiscal year ended December 31, 2008, were 1.01% for the Non-Service Shares and 1.28% for the Service Shares. It is estimated that after giving effect to all of the current fee structures, waivers and credits, the Fund's "Total Annual Operating Expenses," as percentages of average daily net assets would have been 1.00% for Non-Service Shares and 1.25% for Service Shares during the fiscal year ended December 31, 2008.

EXAMPLE. The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in a class of shares of the Fund for the time periods indicated and reinvest your dividends and distributions. The expenses for your variable life insurance policy, variable annuity or other investment product are not included and if they were included, overall expenses would be higher. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The Fund's expenses will vary over time and your actual costs may be higher or lower. Based on these assumptions your expenses would be as follows, whether or not you redeemed your shares:

	1 Year	3 Years	5 Years	10 Years
Non-Service Shares	$115	$358	$620	$1,371
Service Shares	$138	$430	$744	$1,635

In evaluating the Fund's expenses, it is important to remember that mutual funds offer you the opportunity to combine your resources with those of many other investors to obtain professional portfolio management, exposure to a larger number of markets and issuers, reliable custody for investment assets, liquidity, and convenient recordkeeping and reporting services. Funds also offer investment benefits to individuals without the expense and inconvenience of buying and selling individual securities. Because a fund is a pooled investment, however, shareholders may bear certain fund operating costs as a result of the activities of other fund investors. Because some investors may use fund services more than others, or may have smaller accounts or more frequent account activity, those activities may increase the Fund's overall expenses, which are indirectly borne by all of the Fund's shareholders.

About the Fund's Investments

The allocation of the Fund's portfolio among different types of investments will vary over time and the Fund's portfolio might not always include all of the different types of investments described below. The Statement of Additional Information contains more detailed information about the Fund's investment policies and risks.

THE FUND'S PRINCIPAL INVESTMENT POLICIES AND RISKS.  The following strategies and types of investments are the ones that the Fund considers to be the most important in seeking to achieve its investment objective and the following risks are those the Fund expects its portfolio to be subject to as a whole.

Investing in Foreign Securities. The Fund may buy stocks and other equity securities of companies that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Fund considers securities traded primarily on foreign securities exchanges or in foreign over-the-counter markets, and securities of foreign issuers that are represented in the United States securities markets by American Depository Receipts ("ADRs") or similar depository arrangements, to be "foreign securities" for purposes of its investment allocations. The Fund may also buy debt securities, primarily convertible debt securities, issued by foreign companies. It may buy debt securities issued by foreign governments or their agencies, but debt securities are not expected to be a main investment strategy of the Fund.

While foreign securities may offer special investment opportunities, they are also subject to special risks.

  Foreign Market Risk. If there are fewer investors in a particular foreign market, securities traded in that market may be less liquid and more volatile than U.S. securities. Foreign markets may also be subject to delays in the settlement of transactions and difficulties in pricing securities. If the Fund is delayed in settling a purchase or sale transaction, it may not receive any return on the invested assets or it may lose money if the value of the security declines. It may also be more expensive for the Fund to buy or sell securities in certain foreign markets than in the United States, which may increase the Fund's expense ratio.
  Foreign Economy Risk. Foreign economies may be more vulnerable to political or economic changes than the U.S. economy. They may be more concentrated in particular industries or may rely on particular resources or trading partners to a greater extent. Certain foreign economies may be adversely affected by shortages of investment capital or by high rates of inflation. Changes in economic or monetary policy in the U.S. or abroad may also have a greater impact on the economies of certain foreign countries.
  Foreign Governmental and Regulatory Risks. Foreign companies are not subject to the same accounting and disclosure requirements as U.S. companies. As a result there may be less accurate information available regarding a foreign company's operations and financial condition. Foreign companies may be subject to capital controls, nationalization, or confiscatory taxes. Some countries also have restrictions that limit foreign ownership and may impose penalties for increases in the value of the Fund's investment. The value of the Fund's foreign investments may be affected if it experiences difficulties in enforcing legal judgments in foreign courts.
  Foreign Currency Risk. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. If the U.S. dollar rises in value against a foreign currency, a security denominated in that currency will be worth less in U.S. dollars and if the U.S. dollar decreases in value against a foreign currency, a security denominated in that currency will be worth more in U.S. dollars. The dollar value of foreign investments may also be affected by exchange controls.
  Foreign Custody Risk. There may be very limited regulatory oversight of certain foreign banks or securities depositories that hold foreign securities and foreign currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt.

Investing in Growth Companies. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets.  Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases. Current examples include companies in the fields of telecommunications, computer software, and new consumer products.

Growth stocks may be less liquid and more volatile than other stock investments. They may lose value if the company's business plans do not produce the expected results, or if growth investing falls out of favor with investors. Growth stocks may also be more volatile because of investor speculation.

Other Equity Securities.  In addition to common stocks, the Fund can invest in other equity or "equity equivalents" securities such as preferred stocks or convertible securities. Preferred stocks have a set dividend rate and rank ahead of common stocks and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. The fixed dividend rate of preferred stocks may cause their prices to behave more like those of debt securities. A convertible security is one that can be converted into or exchanged for a set amount of common stock of an issuer within a particular period of time at a specified price or according to a price formula. Convertible securities offer the Fund the ability to participate in stock market movements while also seeking some current income. Convertible debt securities pay interest and convertible preferred stocks pay dividends until they mature or are converted, exchanged or redeemed. The Fund considers some convertible securities to be "equity equivalents" because they are convertible into common stock. The credit ratings of those convertible securities generally have less impact on the investment decision, although they are still subject to credit and interest rate risk.

OTHER INVESTMENT STRATEGIES AND RISKS.  The Fund can also use the investment techniques and strategies described below. The Fund might not use all of these techniques or strategies or might only use them from time to time.

Special Portfolio Diversification Requirements. To enable a variable annuity or variable life insurance contract based on an insurance company separate account to qualify for favorable tax treatment under the Internal Revenue Code, the underlying investments must follow special diversification requirements that limit the percentage of assets that can be invested in securities of particular issuers. The Fund's investment program is managed to meet those requirements, in addition to other diversification requirements under the Internal Revenue Code and the Investment Company Act of 1940, as amended, that apply to publicly-sold mutual funds.

Failure by the Fund to meet those special requirements could cause earnings on a contract owner's interest in an insurance company separate account to be taxable income. Those diversification requirements might also limit, to some degree, the Fund's investment decisions in a way that could reduce its performance.

Investing in Special Situations. At times, the Fund may seek to benefit from what it considers to be "special situations," such as mergers, reorganizations, restructurings or other unusual events, that are expected to affect a particular issuer. There is a risk that the expected change or event might not occur, which could cause the price of the security to fall, perhaps sharply. In that case, the investment might not produce the expected gains or might cause a loss. This is an aggressive investment technique that may be considered speculative.

Cyclical Opportunities. At times, the Fund might seek to take advantage of short-term market movements or changes in the business cycle by investing in companies or industries that are sensitive to those changes. For example, when the economy is expanding, companies in consumer durables and the technology sector might benefit. There is a risk that if a cyclical event does not have the anticipated effect, or when the issuer or industry is out of phase in the business cycle, the value of the Fund's investment could fall.

Debt Securities.

What is a Debt Security? A debt security is a security representing money borrowed by the issuer that must be repaid, specifying the amount of principal, the interest or discount rate, and the time or times at which payments are due.

The Fund does not focus on debt securities as a principal investment strategy, however debt securities are one of the other investments that the Fund may use. The Fund may invest in debt securities to seek income, for liquidity or for hedging purposes. The debt securities the Fund buys may be of any maturity.
The Fund's debt securities may be rated by nationally recognized statistical rating organizations such as Moody's Investors Service or Standard & Poor's Ratings Services or may be unrated. "Investment grade" refers to securities that are rated in one of the top four rating categories. The Fund can also invest in debt securities that are rated below investment grade, also referred to as "junk bonds."

  Interest Rate Risk. The values of debt securities usually change when prevailing interest rates change. When interest rates fall, the values of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally fall. The values of longer-term debt securities usually change more when interest rates change than the values of shorter-term debt securities.
  Credit Risks. Debt securities are also subject to credit risk, which is the risk that the issuer of a security might not make principal or interest payments on the security when they are due. If the issuer fails to pay interest, the Fund's income might be reduced, and if the issuer fails to pay interest or repay principal, the value of the security might fall.
  Special Risks of Lower-Grade Securities. Lower-grade debt securities, whether rated or unrated, have greater risks than investment-grade securities. They may be subject to greater price fluctuations and have a greater risk that the issuer might not be able to pay interest and principal when due. The market for lower-grade securities may be less liquid and therefore they may be harder to value or to sell at an acceptable price, especially during times of market volatility or decline.

Investing in Domestic Securities. The Fund can invest in common and preferred stocks and debt securities of U.S. companies. It can also hold U.S. corporate and government debt securities for defensive and liquidity purposes.  Under normal market conditions, the Fund does not expect to invest more than 10% of its assets in securities of U.S. issuers.

Passive Foreign Investment Companies. Because some foreign countries limit or prohibit all direct foreign investment in companies domiciled there, government authorized or organized funds may be the primary or only way to invest in those countries. Subject to the limits under the Investment Company Act, the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit direct foreign investment. Foreign mutual funds are generally deemed to be passive foreign investment companies ("PFICs"), since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in may also be considered PFICs.

Under U.S. tax laws, PFICs are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes every effort to ensure compliance with federal tax reporting of these investments, however the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

Repurchase Agreements. The Fund may also enter into repurchase agreements. In a repurchase transaction, the Fund buys a security and simultaneously sells it back to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller fails to pay the repurchase price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. If the default on the part of the seller is due to its bankruptcy, the Fund's ability to liquidate the collateral may be delayed or limited.

Derivative Investments. The Fund can invest in a number of different types of "derivative" investments. A derivative is an investment whose value depends on (or is derived from) the value of an underlying security, asset, interest rate, index or currency. Derivatives may allow the Fund to increase or decrease its exposure to certain markets or risks.

The Fund may use derivatives to seek to increase its investment return or for hedging purposes. The Fund is not required to use derivatives in seeking its investment objective or for hedging and might not do so.

Options and futures are some of the types of derivatives the Fund may use. The Fund may also use other types of derivatives that are consistent with its investment strategies or  hedging purposes.

The Fund has percentage limits on its use of hedging instruments and is not required to use hedging instruments in seeking its objective.

Hedging. Hedging transactions are intended to reduce the risks of securities in the Fund's portfolio. At times, however, a hedging instrument's value might not be correlated with the investment it is intended to hedge, and the hedge might be unsuccessful. If the Fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, the strategy could reduce its return or create a loss.

Risks of Derivative Investments. Derivatives may be volatile and may involve significant risks. Derivative transactions may require the payment of premiums and can increase portfolio turnover. For example, if a call option sold by the Fund were exercised on an investment that had increased in value above the call price, the Fund would be required to sell the investment at the call price and would not be able to realize any additional profit. Certain derivative investments held by the Fund may be illiquid, making it difficult to close out an unfavorable position. The underlying security or other instrument on which a derivative is based, or the derivative itself, may not perform the way the Manager expects it to. As a result, the Fund could realize little or no income or lose principal from the investment, or a hedge might be unsuccessful.

Illiquid and Restricted Securities. Investments that do not have an active trading market, or that have legal or contractual limitations on their resale, are generally referred to as "illiquid" securities. Illiquid securities may be difficult to value or to sell promptly at an acceptable price or may require registration under applicable securities laws before they can be sold publicly. Securities that have limitations on their resale are referred to as "restricted securities." Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be regarded as illiquid.

The Fund will not invest more than 15% of its net assets in illiquid securities.  The Manager monitors the Fund's holdings of illiquid securities on an ongoing basis to determine whether to sell any of those securities to maintain adequate liquidity.

Loans of Portfolio Securities. The Fund may loan its portfolio securities to brokers, dealers and financial institutions to seek income. The Fund has entered into a securities lending agreement with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs") for that purpose. Under the agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities. The Fund, however, will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet its obligations to the borrower. The Fund's portfolio loans must comply with the collateralization and other requirements of the Fund's securities lending agreement, its securities lending procedures and applicable government regulations.

The Fund limits loans of portfolio securities to not more than 25% of its net assets.

Conflicts of Interest. The investment activities of the Manager and its affiliates in regard to other accounts they manage may present conflicts of interest that could disadvantage the Fund and its shareholders. The Manager or its affiliates may provide investment advisory services to other funds and accounts that have investment objectives or strategies that differ from, or are contrary to, those of the Fund. That may result in another fund or account holding investment positions that are adverse to the Fund's investment strategies or activities. Other funds or accounts advised by the Manager or its affiliates may have conflicting interests arising from investment objectives that are similar to those of the Fund. Those funds and accounts may engage in, and compete for, the same types of securities or other investments as the Fund or invest in securities of the same issuers that have different, and possibly conflicting, characteristics. The trading and other investment activities of those other funds or accounts may be carried out without regard to the investment activities of the Fund and, as a result, the value of securities held by the Fund or the Fund's investment strategies may be adversely affected. The Fund's investment performance will usually differ from the performance of other accounts advised by the Manager or its affiliates and the Fund may experience losses during periods in which other accounts advised by the Manager or its affiliates achieve gains. The Manager has adopted policies and procedures designed to address potential conflicts of interest identified by the Manager; however, such policies and procedures may also limit the Fund's investment activities and affect its performance.

The Fund offers its shares to separate accounts of different insurance companies, as an investment for their variable annuity, variable life and other investment product contracts. While the Fund does not foresee any disadvantages to contract owners from these arrangements, it is possible that the interests of owners of different contracts participating in the Fund through different separate accounts might conflict. For example, a conflict could arise because of differences in tax treatment.

Investments in Oppenheimer Institutional Money Market Fund. The Fund can invest its free cash balances in Class E shares of Oppenheimer Institutional Money Market Fund, to provide liquidity or for defensive purposes. The Fund invests in Oppenheimer Institutional Money Market Fund, rather than purchasing individual short-term investments, to seek a higher yield than it could obtain on its own. Oppenheimer Institutional Money Market Fund is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, and is part of the Oppenheimer Family of Funds. It invests in a variety of short-term, high-quality, dollar-denominated money market instruments issued by the U.S. Government, domestic and foreign corporations, other financial institutions, and other entities. Those investments may have a higher rate of return than the investments that would be available to the Fund directly. At the time of an investment, the Fund cannot always predict what the yield of the Oppenheimer Institutional Money Market Fund will be because of the wide variety of instruments that fund holds in its portfolio. The return on those investments may, in some cases, be lower than the return that would have been derived from other types of investments that would provide liquidity. As a shareholder, the Fund will be subject to its proportional share of the expenses of Oppenheimer Institutional Money Market Fund's Class E shares, including its advisory fee. However, the Manager will waive a portion of the Fund's advisory fee to the extent of the Fund's share of the advisory fee paid to the Manager by Oppenheimer Institutional Money Market Fund.

Temporary Defensive and Interim Investments. For temporary defensive purposes in times of adverse or unstable market, economic or political conditions, the Fund can invest up to 100% of its assets in investments that may be inconsistent with the Fund's principal investment strategies. Generally, the Fund would invest in shares of Oppenheimer Institutional Money Market Fund or in the types of money market instruments in which Oppenheimer Institutional Money Market Fund invests or in other short-term U.S. Government securities. The Fund might also hold these types of securities as interim investments pending the investment of proceeds from the sale of Fund shares or the sale of Fund portfolio securities or to meet anticipated redemptions of Fund shares. To the extent the Fund invests in these securities, it might not achieve its investment objective.

Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage in active and frequent trading to try to achieve its investment objective and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs, which can reduce performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, increasing its taxable distributions. The Financial Highlights table at the end of this prospectus shows the Fund's portfolio turnover rates during past fiscal years.

CHANGES TO THE FUND'S INVESTMENT POLICIES. The Fund's fundamental investment policies cannot be changed without the approval of a majority of the Fund's outstanding voting shares, however, the Fund's Board can change non-fundamental policies without a shareholder vote. Significant policy changes will be described in supplements to this prospectus. The Fund's investment objective is not a fundamental policy but will not be changed by the Board without advance notice to shareholders. Investment restrictions that are fundamental policies are listed in the Fund's Statement of Additional Information. An investment policy is not fundamental unless this prospectus or the Statement of Additional Information states that it is.

PORTFOLIO HOLDINGS

The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to its shareholders within 60 days after the close of the applicable reporting period. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which are public filings that are required to be made with the Securities and Exchange Commission within 60 days after the end of the Fund's first and third fiscal quarters. Therefore, the Fund's portfolio holdings are made publicly available no later than 60 days after the end of each of its fiscal quarters.

A description of the Fund's policies and procedures with respect to the disclosure of its portfolio holdings is available in the Fund's Statement of Additional Information.

How the Fund is Managed

THE MANAGER. OppenheimerFunds, Inc., the Manager, chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Fund's Board of Trustees, under an investment advisory agreement that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

The Manager has been an investment adviser since 1960. The Manager and a subsidiary managed funds with more than 6 million shareholder accounts as of December 31, 2008. The Manager is located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

Advisory Fees.  Under the investment advisory agreement, the Fund pays the Manager an advisory fee at an annual rate that declines on additional assets as the Fund grows: 1.00% of the first $250 million of average daily net assets of the Fund and 0.90% of average daily net assets in excess of $250 million. The Fund's management fee for the fiscal year ended December 31, 2008 was 0.97% of average annual net assets.
Effective May 1, 2009, the Manager has voluntarily undertaken to limit the Fund's total annual operating expenses so that those expenses, as percentages of average daily net assets will not exceed the annual rate of 1.00% for Non-Service Shares and 1.25% for Service Shares. This voluntary undertaking may be amended or withdrawn at any time without notice to shareholders.

A discussion regarding the basis for the Boards' approval of the Fund's investment advisory contract is available in the Fund's Annual Report to shareholders for the year ended December 31, 2008.

Portfolio Manager. The Fund's portfolio is managed by George R. Evans, who is primarily responsible for the day-to-day management of the Fund's investments. Mr. Evans has been a Vice President and portfolio manager of the Fund since October 1999.

     Mr. Evans has been Senior Vice President and Director of International Equities of the Manager since July 2004 and Vice President of the Manager since October 1993. He is an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

INVESTING IN THE FUND

How to Buy and Sell Shares

You may only submit instructions for buying or selling shares of the Fund to your insurance company or its servicing agent, not directly to the Fund or its Transfer Agent. Information about your investment in the Fund can only be obtained from your participating insurance company or its servicing agent. The Fund's Transfer Agent does not hold or have access to those records.

WHAT CLASSES OF SHARES DOES THE FUND OFFER? The Fund currently offers two different classes of shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will usually have different share prices. The Service Shares are subject to a distribution and service plan. The expenses of that plan are described below. The Non-Service Shares are not subject to a service and distribution plan.

THE PRICE OF FUND SHARES. Fund shares are sold to participating insurance companies at their net asset value per share. The net asset value that applies to a purchase order is the next one calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. Fund shares are redeemed at the next net asset value calculated after the insurance company (as the Fund's designated agent to receive purchase orders) receives the order from its contract owner, in proper form. The Fund's Transfer Agent generally must receive the purchase or redemption order from the insurance company by 9:30 a.m. Eastern Time on the next regular business day.

 The Fund does not impose any sales charge on purchases of its shares. If there are any charges imposed under the variable annuity, variable life or other contract through which Fund shares are purchased, they are described in the accompanying prospectus of the participating insurance company. The participating insurance company's prospectus may also include information regarding the time you must submit your purchase and redemption orders.

The sale and redemption price for Fund shares will change from day to day because the value of the securities in its portfolio and its expenses fluctuate. The redemption price will normally differ for different classes of shares. The redemption price of your shares may be more or less than their original cost.

Net Asset Value. The Fund calculates the net asset value of each class of shares as of the close of the New York Stock Exchange (the "NYSE"), on each day the NYSE is open for trading (referred to in this prospectus as a "regular business day"). The NYSE normally closes at 4:00 p.m., Eastern Time, but may close earlier on some days.

The Fund determines the net assets of each class of shares by subtracting the class-specific expenses and the amount of the Fund's liabilities attributable to the share class from the market value of the Fund's securities and other assets attributable to the share class. The Fund's "other assets" might include, for example, cash and interest or dividends from its portfolio securities that have been accrued but not yet collected. The Fund's securities are valued primarily on the basis of current market quotations.

The net asset value per share for each share class is determined by dividing the net assets of the class by the number of outstanding shares of that class.

Fair Value Pricing. If market quotations are not readily available or (in the Manager's judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by the Fund is traded and before the time as of which the Fund's net asset value is calculated that day, an event occurs that the Manager learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security's fair value.

In determining whether current market prices are readily available and reliable, the Manager monitors the information it receives in the ordinary course of its investment management responsibilities. It seeks to identify significant events that it believes, in good faith, will affect the market prices of the securities held by the Fund. Those may include events affecting specific issuers (for example, a halt in trading of the securities of an issuer on an exchange during the trading day) or events affecting securities markets (for example, a foreign securities market closes early because of a natural disaster). The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair value determinations to the Manager's "Valuation Committee." Those determinations may include consideration of recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. Fair value determinations by the Manager are subject to review, approval and ratification by the Board at its next scheduled meeting after the fair valuations are determined.

The Fund's use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.

  Pricing Foreign Securities. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund, values its foreign portfolio holdings, significant events, including broad market movements, may occur during that time that could potentially affect the values of foreign securities held by the Fund.

The Manager believes that foreign securities values may be affected by volatility that occurs in U.S. markets after the close of foreign securities markets. The Manager's fair valuation procedures therefore include a procedure whereby foreign securities prices may be "fair valued" to take those factors into account.

Because some foreign securities trade in markets and on exchanges that operate on weekends and U.S. holidays, the values of some of the Fund's foreign investments may change on days when investors cannot buy or redeem Fund shares.

HOW CAN YOU BUY FUND SHARES? Shares of the Fund may be purchased only by separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. Individual investors cannot buy shares of the Fund directly. Please refer to the accompanying prospectus of the participating insurance company for information on how to select the Fund as an investment option. That prospectus will indicate which share class you may be eligible to purchase.

Suspension of Share Offering. The offering of Fund shares may be suspended during any period in which the determination of net asset value is suspended, and may be suspended by the Board at any time the Board believes it is in the Fund's best interest to do so.

HOW CAN YOU REDEEM FUND SHARES? Only the participating insurance companies that hold Fund shares in their separate accounts can place orders to redeem shares. Contract holders and policy holders should not directly contact the Fund or its transfer agent to request a redemption of Fund shares. The Fund normally sends payment by Federal Funds wire to the insurance company's account on the next business day after the Fund receives the order (and no later than seven days after the Fund's receipt of the order). Under unusual circumstances determined by the Securities and Exchange Commission, payment may be delayed or suspended. Contract owners should refer to the withdrawal or surrender instructions in the accompanying prospectus of the participating insurance company.

Limitations on Frequent Transactions

Frequent purchases and redemptions of Fund shares may interfere with the Manager's ability to manage the Fund's investments efficiently, may increase its transaction and administrative costs and may affect its performance, depending on various factors, such as the size of the Fund, the nature of its investments, the amount of Fund assets the portfolio manager maintains in cash or cash equivalents, and the aggregate dollar amount, the number and the frequency of trades.

If large dollar amounts are involved in frequent redemption transactions, the Fund might be required to sell portfolio securities at unfavorable times to meet those transaction requests, and the Fund's brokerage or administrative expenses might be increased. Therefore, the Manager and the Fund's Board have adopted the following policies and procedures to detect and prevent frequent and/or excessive purchase and redemption activity, while addressing the needs of investors who seek liquidity in their investment. There is no guarantee that those policies and procedures, described below, will be sufficient to identify and deter all excessive short-term trading. If the Transfer Agent is not able to detect and curtail such activity, frequent trading could occur in the Fund.

Policies on Disruptive Activity

The Transfer Agent and the Distributor, on behalf of the Fund, have entered into agreements with participating insurance companies designed to detect and restrict excessive short-term trading activity by contract or policy owners or their financial advisers in their accounts. The Transfer Agent generally does not consider periodic asset allocation or re-balancing that affects a portion of the Fund shares held in the account of a policy or contract owner to be "excessive trading." However, the Transfer Agent has advised participating insurance companies that it generally considers certain other types of trading activity to be "excessive," such as making a "transfer" out of the Fund within 30 days after buying Fund shares (by the sale of the recently purchased Fund shares and the purchase of shares of another fund) or making more than six "round-trip transfers" between funds during one year. The agreements require participating insurance companies to provide transaction information to the Fund and to execute Fund instructions to restrict trading in Fund shares.

 A participating insurance company may also have its own policies and procedures and may impose its own restrictions or limitations to discourage short-term and/or excessive trading by its policy or contract owners. Those policies and procedures may be different from the Fund's in certain respects. You should refer to the prospectus for your insurance company variable annuity contract for specific information about the insurance company's policies. Under certain circumstances, policy or contract owners may be required to transmit purchase or redemption orders only by first class U.S. mail.

Monitoring the Policies. The Fund's policies and procedures for detecting and deterring frequent or excessive trading are administered by the Fund's Transfer Agent. However, the Transfer Agent presently does not have the ability to directly monitor trading activity in the accounts of policy or contract owners within the participating insurance companies' accounts. The Transfer Agent's ability to monitor and deter excessive short-term trading in such insurance company accounts ultimately depends on the capability and diligence of each participating insurance company, under their agreements with the Transfer Agent, the Distributor and the Fund, in monitoring and controlling the trading activity of the policy or contract owners in the insurance company's accounts.

The Transfer Agent will attempt to monitor the net effect on the Fund's assets from the purchase and redemption activity in the accounts of participating insurance companies and will seek to identify patterns that may suggest excessive trading by the contract or policy owners who invest in the insurance company's accounts. If the Transfer Agent believes it has observed evidence of possible excessive trading activity, it will ask the participating insurance companies or other registered owners to provide information about the transaction activity of the contract or policy holders in their respective accounts, and to take appropriate action. In that case, the insurance company must confirm to the Transfer Agent that appropriate action has been taken to curtail the excessive trading activity.

The Transfer Agent will, subject to the limitations described in this section, limit or terminate the trading activity of any person, group or account that it believes would be excessive or disruptive. However, the Transfer Agent may not be able to detect or curtail all such trading activity in the Fund. The Transfer Agent will evaluate trading activity on a case by case basis and the limitations placed on trading may vary between accounts.

Right to Refuse Purchase Orders. The Fund's Distributor or Transfer Agent may, in their discretion, refuse any purchase order and are not obligated to provide notice before rejecting an order.

DISTRIBUTION AND SERVICE (12b-1) PLANS

Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan for Service Shares to pay the Distributor for distribution related services, personal services and account maintenance for those shares. Under the Plan, the Fund pays the Distributor quarterly at an annual rate of up to 0.25% of the daily net assets of the Fund's Service Shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time they will increase the operating expenses of the Service Shares and may cost you more than other types of fees or sales charges. As a result, the Service Shares may have lower performance compared to the Fund's shares that are not subject to a service fee.

     Use of Plan Fees: The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product for providing personal services and account maintenance for variable contract owners that hold Service Shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND SERVICE PROVIDERS. The Manager and the Distributor, in their discretion, may also make payments to brokers, dealers and other financial intermediaries or service providers for distribution and/or shareholder servicing activities. Those payments are made out of the Manager's and/or the Distributor's own resources and/or assets, including from the revenues or profits derived from the advisory fees the Manager receives from the Fund. Those cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor and are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by the Fund to these financial intermediaries and any commissions the Distributor pays to those firms out of the sales charges paid by investors. Payments by the Manager or Distributor from their own resources are not reflected in the tables in the "Fees and Expenses of the Fund" section of this prospectus because they are not paid by the Fund.

The financial intermediaries that may receive those payments include firms that offer and sell Fund shares to their clients, or provide shareholder services to the Fund, or both, and receive compensation for those activities. The financial intermediaries that may receive payments include securities brokers, dealers or financial advisers, sponsors of fund "supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks, trust companies and other intermediaries offering products that hold Fund shares, and insurance companies that offer variable annuity or variable life insurance products.

In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that intermediary, the average net assets of the Fund and other Oppenheimer funds attributable to the accounts of that intermediary and its clients, negotiated lump sum payments for distribution services provided, or similar fees. In some circumstances, revenue sharing payments may create an incentive for a financial intermediary or its representatives to recommend or offer shares of the Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the Financial Industry Regulatory Authority ("FINRA"), formerly known as the NASD) designed to increase sales representatives' awareness about Oppenheimer funds, including travel and lodging expenditures. However, the Manager does not consider a financial intermediary's sale of shares of the Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of Fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement. To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

       Payments may also be made by the Manager, the Distributor or the Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, insurance companies that offer variable annuity or variable life insurance products, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans. The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor. Your broker, dealer or other financial intermediary may charge you fees or commissions in addition to those disclosed in this prospectus. You should ask your financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Dividends, Capital Gains and Taxes

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to declare and pay dividends annually from any net investment income. The Fund may also realize capital gains on the sale of portfolio securities, in which case it may make distributions out of any net short-term or long-term capital gains annually. The Fund may also make supplemental distributions of dividends and capital gains following the end of its fiscal year. The Fund has no fixed dividend rate and cannot guarantee that it will pay any dividends or capital gains distributions in a particular year.

Dividends and distributions are paid separately for each share class. Because of the higher expenses on Service Shares, the dividends and capital gains distributions paid on those shares will generally be lower than for other Fund shares.

Receiving Dividends and Distributions. Any dividends and capital gains distributions will be automatically reinvested in additional Fund shares for the account of the participating insurance company, unless the insurance company elects to have dividends or distributions paid in cash.

TAXES. For a discussion of the tax status of a variable annuity contract, a variable life insurance policy or other investment product of a participating insurance company, please refer to the accompanying prospectus of your participating insurance company. Because shares of the Fund may be purchased only through insurance company separate accounts for variable annuity contracts, variable life insurance policies or other investment products, any dividends from net investment income and distributions of net realized short-term and long-term capital gains will be taxable, if at all, to the participating insurance company. Those payments may affect the tax basis of certain types of distributions from those accounts, however.

The Fund has qualified and intends to qualify each year to be taxed as a regulated investment company under the Internal Revenue Code by satisfying certain income, asset diversification and income distribution requirements, but reserves the right not to so qualify. In each year that it qualifies as a regulated investment company, the Fund will not be subject to federal income taxes on its income that it distributes to shareholders.

This information is only a summary of certain Federal income tax information about your investment. You are encouraged to consult your tax adviser about the effect of an investment in the Fund on your particular tax situation and about any changes to the Internal Revenue Code that may occur from time to time. Additional information about the tax effects of investing in the Fund is contained in the Statement of Additional Information.

Financial Highlights

The Financial Highlights Table is presented to help you understand the Fund's financial performance for the past five fiscal years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request. KPMG LLP has been appointed as the independent registered public accounting firm to the Fund for fiscal year end 2009. See the Statement of Additional Information for additional information.

FINANCIAL HIGHLIGHTS

Financial Highlights Table

Non-Service Shares Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$2.13	$1.91	$1.47	$1.30	$1.12
Income (loss) from investment operations:
Net investment income[1]	.03	.02	.01	.01	.01
Net realized and unrealized gain (loss)	(.93)	.22	.44	.17	.19
Total from investment operations	(.90)	.24	.45	.18	.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.01)	(.01)	(.02)
Net asset value, end of period	$1.21	$2.13	$1.91	$1.47	$1.30

Total Return, at Net Asset Value[2]	(42.64)%	12.61%	30.78%	14.06%	17.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$297,686	$374,302	$308,111	$203,172	$110,679
Average net assets (in thousands)	$341,275	$348,714	$247,327	$115,108	$96,388
Ratios to average net assets:[3]
Net investment income	1.71%	0.95%	0.73%	0.78%	0.64%
Total expenses	1.01%[4]	1.01%[4]	1.04%[4]	1.09%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.04%	1.09%	1.08%
Portfolio turnover rate	22%	19%	9%	28%	30%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
3. Annualized for periods less than one full year.
4. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 2008 1.02%
             Year Ended December 31, 2007 1.01%
             Year Ended December 31, 2006 1.04%

Service Shares Year Ended December 31,	2008	2007	2006	2005	2004
Per Share Operating Data
Net asset value, beginning of period	$2.21	$1.97	$1.53	$1.34	$1.16
Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.02	.01	.01	--[2]
Net realized and unrealized gain (loss)	(.98)	.23	.44	.19	.20
Total from investment operations	(.95)	.25	.45	.20	.20
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.01)	(.01)	(.01)	(.02)
Net asset value, end of period	$1.25	$2.21	$1.97	$1.53	$1.34

Total Return, at Net Asset Value[3]	(43.07)%	13.00%	29.25%	14.95%	17.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,600	$32,736	$25,710	$15,977	$12,682
Average net assets (in thousands)	$26,235	$31,137	$20,061	$13,609	$9,071
Ratios to average net assets:[4]
Net investment income	1.43%	0.71%	0.42%	0.50%	0.37%
Total expenses	1.28%[5]	1.29%[5]	1.34%[5]	1.40%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.29%	1.34%	1.40%	1.34%
Portfolio turnover rate	22%	19%	9%	28%	30%

1. Per share amounts calculated based on the average shares outstanding during the period.
2. Less than $0.005 per share.
3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
4. Annualized for periods less than one full year.
5. Total expenses including indirect expenses from affiliated fund were as follows:
             Year Ended December 31, 2008 1.29%
             Year Ended December 31, 2007 1.29%
             Year Ended December 31, 2006 1.34%

INFORMATION AND SERVICES

STATEMENT OF ADDITIONAL INFORMATION. This document includes additional information about the Fund's investment policies, risks, and operations. It is incorporated by reference into this prospectus (it is legally part of this prospectus).
ANNUAL AND SEMI-ANNUAL REPORTS. The Fund's Annual and Semi-Annual Reports provide additional information about the Fund's investments and performance. The Annual Report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

How to Request More Information

You can request the above documents, the notice explaining the Fund's privacy policy, and other information about the Fund, without charge, by:

Telephone:	Call OppenheimerFunds Services toll-free: 1-800-988-8287
Mail:	Use the following address for regular mail: OppenheimerFunds Services P.O. Box 5270 Denver, Colorado 80217-5270
Use the following address for courier or express mail: OppenheimerFunds Services 12100 East Iliff Avenue Suite 300 Aurora, Colorado 80014
Internet:	You may request documents, and read or download certain documents at www.oppenheimerfunds.com

Information about the Fund including the Statement of Additional Information can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.942.8090. Reports and other information about the Fund are available on the EDGAR database on the SEC's Internet website at www.sec.gov. Copies may be obtained after payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

No one has been authorized to provide any information about the Fund or to make any representations about the Fund other than what is contained in this prospectus. This prospectus is not an offer to sell shares of the Fund, nor a solicitation of an offer to buy shares of the Fund, to any person in any state or other jurisdiction where it is unlawful to make such an offer.

The Company's SEC File No.: 811-3255 PR0616.001.0409

Panorama Series Fund, Inc.

6803 S. Tucson Way, Centennial, Colorado 80112-3924

1.800.981.2871

Statement of Additional Information dated April 30, 2009

Panorama Series Fund, Inc. is an investment company with three series, referred to as "Funds" in this document. Each Fund is a separate mutual fund having its own investment objective, portfolio investments, strategies and risks. The Funds are:

☐ Growth Portfolio

☐ Oppenheimer International Growth Fund/VA

☐ Total Return Portfolio

Shares of the Funds are sold only as the underlying investments for variable life insurance policies, variable annuity contracts and other products for insurance company separate accounts. Shares are not available for sale directly to investors.

This Statement of Additional Information is not a Prospectus. This document contains additional information about the Funds, and supplements information in the Prospectuses of the Funds dated April 30, 2009, of the Funds. This document should be read together with the Prospectuses. You can obtain a Prospectus by writing to the Funds' Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents

                                                     Page

About the Funds

Additional Information About Investment Policies and Risks

Investment Policies

Other Investment Techniques and Strategies

Investment Restrictions

Disclosure of Portfolio Holdings

How the Funds are Managed

Organization and History

Directors and Officers of the Funds

The Manager

Brokerage Policies of the Funds
Distribution and Service Plans (Service Shares Only)
Payments to Fund Intermediaries
Performance of the Funds

Investing In the Funds

How To Buy and Sell Shares
Dividends, Capital Gains and Taxes
Additional Information About the Funds

Financial Information About the Funds

Report of Independent Registered Public Accounting Firm
Financial Statements

Appendix A: Ratings Definitions                                                                                               A-1

A B O U T  T H E  P O R T F O L I O S

Additional Information About Investment Policies and Risks

     The investment objectives, the principal investment policies and the main risks of each Fund are described in the Prospectus for that Fund. This Statement of Additional Information ("SAI") contains supplemental information about those policies and risks and the types of securities that the Funds' investment manager, OppenheimerFunds, Inc. (the "Manager"), can select for the Funds. Additional information is also provided about the strategies that each Fund may use to try to achieve its objective.

Investment Policies. The composition of the investment portfolio of each Fund and the techniques and strategies that the Manager uses in selecting investment securities will vary over time. The Funds are not required to use all of the investment techniques and strategies described below at all times in seeking their goal. They may use some of the investment techniques and strategies at some times or not at all.

     In the discussion of the investment strategies of the Funds below, the Funds are categorized according to the types of investments they primarily make. Total Return Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA invest mainly or substantially in common stocks and other equity securities. However, when a Fund is referred to in general, the discussion below of particular investments and strategies indicates which Funds can use that investment or technique as part of their investment program. Please refer to the Prospectus of a particular Fund for an explanation of its principal investment policies and risks.

     ■ Equity Securities. The Funds invest in equity securities, which include common stocks, preferred stocks, rights and warrants, and securities convertible into common stock. Certain equity securities may be selected for some of the Funds not only for their appreciation possibilities but because they may provide dividend income.

     The capitalization ranges of the issuers of equity securities that the Funds invest in are discussed in the Prospectuses. Some of the Funds may emphasize securities of issuers in one or more capitalization ranges, such as mid-cap and large-cap issuers. "Capitalization" refers to the market capitalization of a company, which, in general terms, is the value of a company determined by the total market value of its issued and outstanding common stock. There are no fixed dollar amounts for particular capitalization ranges, and the ranges currently used by the Funds may change over time as investors change their views as to what, for example, a "small-cap" company is in relation to "mid-cap" and "large-cap" as the stock market changes. Different Funds may also have different definitions of what constitutes a small-, mid- or large-cap issuer.

     Small-cap growth companies may offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of larger companies. Securities of small capitalization issuers may be subject to greater price volatility in general than securities of large-cap and mid-cap companies. Therefore, to the degree that a Fund has investments in smaller capitalization companies at times of market volatility, that Fund's share price may fluctuate more. Those investments may be limited to the extent the Manager believes that such investments would be inconsistent with the Fund's investment objective.

     ☐ Growth Companies (All Funds). The Funds can invest in securities of "growth" companies. Growth companies are those companies that the Manager believes are entering into a growth cycle in their business, with the expectation that their stock will increase in value. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of characteristics that in the view of the portfolio manager of a Fund defines them as "growth" issuers.

Growth companies may include companies that are generating or applying new technologies, new or improved distribution techniques or new services. They may own or develop natural resources. They may be companies that can benefit from changing consumer demands or lifestyles, or companies that have projected earnings in excess of the average for their sector or industry. In each case, they have prospects that the portfolio manager believes are favorable for the long term.

          ☐ Preferred Stocks (All Funds). Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid on the issuer's common stock. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing calls or redemptions prior to maturity, which also have a negative impact on prices when interest rates decline. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities. Preferred stock generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation.

     ☐ Convertible Securities (All Funds). While some convertible securities are a form of debt security, in some cases their conversion feature (allowing conversion into the issuer's common stock) may cause a portfolio manager to regard them as "equity equivalents."In those cases, the rating assigned to the security has less impact on the portfolio manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities. Convertible debt securities are subject to the credit risks and interest rate risks described below in "Debt Securities."

     The value of a convertible security is a function of its "investment value" and its "conversion value." If the investment value exceeds the conversion value, the security will behave more like a debt security and the security's price will likely increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the security will behave more like an equity security. In that case, it will likely sell at a premium over its conversion value and its price will tend to fluctuate directly with the price of the underlying security.

To determine whether convertible securities should be regarded as "equity equivalents," the portfolio managers typically examine the following factors:

(1)	whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer,

(2)	whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and

(3)	the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

          ☐Rights and Warrants (All Funds). Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

     ■ Foreign Securities (All Funds). Each Fund can invest in foreign securities, consistent with any limitations a Fund may have on foreign investing set forth in its Prospectus or this SAI. These may include debt and equity securities issued by companies or governmental issuers in developed countries or emerging market countries. Growth Portfolio and Total Return Portfolio have non-fundamental policies, described in "Investment Restrictions," below, that limit the percentage of their assets that can be invested in foreign securities.

     The Funds can invest in obligations of foreign branches of U.S. banks and U.S. branches of foreign banks. These investments are subject to some of the risks of foreign securities and do not offer the protection of Federal Deposit Insurance Corporation insurance.

Investing in foreign securities offers potential benefits not available from investing solely in securities of domestic issuers. They include the opportunity to invest in foreign issuers that appear to offer growth or income potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock or bond markets that do not move in a manner parallel to U.S. markets. In buying foreign securities, a Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to use currency for speculative purposes or to hold it as an investment. Notwithstanding the foregoing, International Growth Fund/VA may invest up to 10% of its net assets in the euro for investment purposes.

With respect to each of the Funds except Oppenheimer International Growth Fund/VA, securities of foreign issuers that are represented by American Depository Receipts (ADRs), or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purposes of a Fund's investment allocations. That is because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

     Because the Funds can purchase securities denominated in foreign currencies, a change in the value of a foreign currency against the U.S. dollar could result in a change in the amount of income a Fund has available for distribution. Because a portion of the Fund's investment income may be received in foreign currencies, the Fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore will absorb the cost of currency fluctuations. After the Fund has distributed income, subsequent foreign currency losses may result in the Funds having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders.

     ☐ Risks of Foreign Investing. Investments in foreign securities may offer special opportunities for investing but also present special additional risks and considerations not typically associated with investments in domestic securities. Some of these additional risks are:

•	reduction of income by foreign taxes;

•	fluctuation in value of foreign investments due to changes in currency rates, currency devaluation or currency control regulations (for example, currency blockage);

•	transaction charges for currency exchange;

•	lack of public information about foreign issuers;

•	lack of uniform accounting, auditing and financial reporting standards in foreign countries comparable to those applicable to domestic issuers;

•	less volume on foreign exchanges than on U.S. exchanges;

•	greater volatility and less liquidity on foreign markets than in the U.S.;

•	less governmental regulation of foreign issuers, securities exchanges and brokers than in the U.S.;

•	greater difficulties in commencing lawsuits;

•	higher brokerage commission rates than in the U.S.;

•	increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities;

•	possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and

•	unfavorable differences between the U.S. economy and foreign economies;

•	the expense of currency exchange transactions;

•	foreign government restrictions on investments by U.S. and other non-local entities;

•	unfavorable differences between the U.S. economy and some foreign economies; and

•	less regulation of foreign banks and securities depositories.

     In the past, U.S. government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

■ Passive Foreign Investment Companies. Under U.S. tax laws, passive foreign investment companies ("PFICs") are those foreign corporations which generate primarily "passive" income. Passive income is defined as any income that is considered foreign personal holding company income under the Internal Revenue Code. For federal tax purposes, a foreign corporation is deemed to be a PFIC if 75% or more of its gross income during a fiscal year is passive income or if 50% or more of its assets are assets that produce, or are held to produce, passive income.

Subject to the limits under the Investment Company Act of 1940 (the "Investment Company Act"), the Fund may invest in foreign mutual funds to gain exposure to the securities of companies in countries that limit or prohibit all direct foreign investment. Foreign mutual funds are generally deemed to be PFICs, since nearly all of the income of a mutual fund is passive income. Some of the other foreign corporations that the Fund may invest in may also be considered PFICs.

Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. The Fund makes every effort to ensure compliance with federal tax reporting of these investments, however the Fund may not realize that a foreign corporation it invests in is a PFIC for federal tax purposes.

          ☐ Special Risks of Developing and Emerging Markets. Emerging and developing markets abroad may also offer special opportunities for investing but have greater risks than more developed foreign markets, such as those in Europe, Canada, Australia, New Zealand and Japan. There may be even less liquidity in their securities markets, and settlements of purchases and sales of securities may be subject to additional delays. They are subject to greater risks of limitations on the repatriation of income and profits because of currency restrictions imposed by local governments. Those countries may also be subject to the risk of greater political and economic instability, which can greatly affect the volatility of prices of securities in those countries. The portfolio managers will consider these factors when evaluating securities in these markets, and the Funds currently do not expect to invest a substantial portion of their assets in emerging markets.

■  Debt Securities. The Funds can invest in debt securities to seek their objectives. Foreign debt securities are subject to the risks of foreign securities described above. In general, debt securities are also subject to two additional types of risk: credit risk and interest rate risk.

     |_| Credit Risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

The Funds can buy rated and unrated debt securities. In making investments in debt securities, the portfolio managers may rely to some extent on the ratings of rating organizations or it may use their own research to evaluate a security's credit-worthiness. If a Fund buys unrated debt securities, to consider them part of the Fund's holdings of investment-grade securities, they must be judged by the Manager to be of a quality comparable to securities rated as investment grade by a rating organization.

U.S. government securities, although unrated, are generally considered to be equivalent to securities in the highest rating categories. Investment-grade securities are securities that are rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by Standard & Poor's Ratings Service ("Standard & Poor's") or that have comparable ratings by another nationally-recognized rating organization. The Funds can also buy non-investment-grade debt securities (commonly referred to as "junk bonds").

     ☐ Interest Rate Risk. Interest rate risk refers to the fluctuations in value of debt securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already-issued debt securities, and a decline in general interest rates will tend to increase their value. In addition, debt securities having longer maturities tend to offer higher yields, but are subject to potentially greater fluctuations in value from changes in interest rates than obligations having shorter maturities.

Fluctuations in the market value of debt securities after a Fund buys them will not affect the interest income payable on those securities (unless the security pays interest at a variable rate pegged to interest rate changes). However, those price fluctuations will be reflected in the valuations of the securities, and therefore the Fund's net asset values will be affected by those fluctuations.

     ☐ Lower-Grade Securities (All Funds). Because lower-grade securities tend to offer higher yields than investment-grade securities, a Fund might invest in lower-grade securities to seek higher income.

     "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or similar ratings by other rating organizations. If they are unrated, and are determined by the Manager to be of comparable quality to debt securities rated below investment grade, they are considered part of the Fund's holdings of lower-grade securities.

     Some of the special credit risks of lower-grade securities are discussed below. There is a greater risk that the issuer may default on its obligation to pay interest or to repay principal than in the case of investment-grade securities. The issuer's low creditworthiness may increase the potential for its insolvency. An overall decline in values in the high yield bond market is also more likely during a period of a general economic downturn. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds, adversely affecting the values of outstanding bonds as well as the ability of issuers to pay interest or repay principal. In the case of foreign high yield bonds, these risks are in addition to the special risks of foreign investing discussed above.

     To the extent they can be converted into stock, convertible securities may be less subject to some of the risks of volatility than non-convertible high yield bonds, since stock may be more liquid and less affected by some of these risk factors.

     While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade and are not regarded as junk bonds, those securities may be subject to special risks and have some speculative characteristics. Definitions of the debt security ratings categories of Moody's, Standard & Poor's, and Fitch, Inc. are included in Appendix A to this SAI.

          ☐ Mortgage-Related Securities (Total Return Portfolio). Mortgage-related securities are a form of derivative investment collateralized by pools of commercial or residential mortgages. Pools of mortgage loans are assembled as securities for sale to investors by government agencies or entities or by private issuers. These securities include collateralized mortgage obligations ("CMOs"), mortgage pass-through securities, stripped mortgage pass-through securities, interests in real estate mortgage investment conduits ("REMICs") and other real estate-related securities.

     Mortgage-related securities that are issued or guaranteed by agencies or instrumentalities of the U.S. government, discussed below under "U.S. Government Securities," have relatively little credit risk (depending on the nature of the issuer) but are subject to interest rate risks and prepayment risks.

     As with other debt securities, the prices of mortgage-related securities tend to move inversely to changes in interest rates. Some mortgage-related securities pay interest at rates that move inversely to changes in general interest rates, based on a multiple of a specific index. Although the value of a mortgage-related security may decline when interest rates rise, the converse is not always the case.

     In periods of declining interest rates, mortgages are more likely to be prepaid. Therefore, a mortgage-related security's maturity can be shortened by unscheduled prepayments on the underlying mortgages. Therefore, it is not possible to predict accurately the security's yield. The principal that is returned earlier than expected may have to be reinvested in other investments having a lower yield than the prepaid security. Therefore, these securities may be less effective as a means of "locking in" attractive long-term interest rates, and they may have less potential for appreciation during periods of declining interest rates, than conventional bonds with comparable stated maturities.

     Prepayment risks can lead to substantial fluctuations in the value of a mortgage-related security. In turn, this can affect the value of the Fund's shares. If a mortgage-related security has been purchased at a premium, all or part of the premium the Fund paid may be lost if there is a decline in the market value of the security, whether that results from interest rate changes or prepayments on the underlying mortgages. In the case of stripped mortgage-related securities, if they experience greater rates of prepayment than were anticipated, the Fund may fail to recoup its initial investment on the security.

     During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity. Generally, that would cause the value of the security to fluctuate more widely in responses to changes in interest rates. If the prepayments on the Fund's mortgage-related securities were to decrease broadly, the sensitivity of the Fund's share price to interest rate changes would increase.

     As with other debt securities, the values of mortgage-related securities may be affected by changes in the market's perception of the creditworthiness of the entity issuing the securities or guaranteeing them. Their values may also be affected by changes in government regulations and tax policies.

          t Collateralized Mortgage Obligations. Collateralized mortgage obligations or "CMOs," are multi-class bonds that are backed by pools of mortgage loans or mortgage pass-through certificates. They may be collateralized by:

(1)

pass-through certificates issued or guaranteed by Government National Mortgage Association (Ginnie Mae), Federal National Mortgage Association (Fannie Mae), or Federal Home Loan Mortgage Corporation (Freddie Mac),

(2)	unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veterans' Affairs,

(3)	unsecuritized conventional mortgages,

(4)	other mortgage-related securities, or

(5)	any combination of the securities mentioned above.

     Each class of CMO, referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on the underlying mortgages may cause the CMO to be retired much earlier than the stated maturity or final distribution date. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in different ways. One or more tranches may have coupon rates that reset periodically at a specified increase over an index. These are floating rate CMOs, and typically have a cap on the coupon rate. Inverse floating rate CMOs have a coupon rate that moves in the reverse direction to an applicable index. The coupon rate on these CMOs will increase as general interest rates decrease. These are usually much more volatile than fixed rate CMOs or floating rate CMOs.

     The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages. Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when interest rates rise.

     If prepayments of mortgages underlying a CMO occur faster than expected when interest rates fall, the market value and yield of the CMO will be reduced. Additionally, the Fund might have to reinvest the prepayment proceeds in other securities paying interest at lower rates, which could reduce the Fund's income.

When interest rates rise rapidly, if prepayments occur more slowly than expected, a short- or medium-term CMO can in effect become a long-term security, subject to greater fluctuations in value. These are the prepayment risks described above and can make the prices of CMOs very volatile when interest rates change. The prices of longer-term debt securities tend to fluctuate more than those of shorter-term debt securities. That volatility will affect the Fund's share prices.

          t Mortgage-Related U.S. Government Securities. These include interests in pools of residential or commercial mortgages, in the form of collateralized mortgage obligations and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal. They may be issued in different series with different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.

          t Commercial (Privately-Issued) Mortgage Related Securities. Some mortgage-related securities are issued by private entities. Generally these are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. They are subject to the credit risk of the issuer. These securities typically are structured to provide protection to investors in senior classes from possible losses on the underlying loans. They do so by having holders of subordinated classes take the first loss if there are defaults on the underlying loans. They may also be protected to some extent by guarantees, reserve funds or additional collateralization mechanisms.

          t "Stripped" Mortgage-Related Securities. These are mortgage-related securities that are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities. Each has a specified percentage of the underlying security's principal or interest payments. They are a form of derivative investment.

     Mortgage securities may be partially stripped so that each class receives some interest and some principal. However, they may be completely stripped. In that case all of the interest is distributed to holders of one type of security, known as an "interest-only" security, or "I/O," and all of the principal is distributed to holders of another type of security, known as a "principal-only" security or "P/O." Strips can be created for pass through certificates or CMOs.

     The yields to maturity of I/Os and P/Os are very sensitive to principal repayments (including prepayments) on the underlying mortgages. If the underlying mortgages experience greater than anticipated prepayments of principal, the Fund might not fully recoup its investment in an I/O based on those assets. If underlying mortgages experience less than anticipated prepayments of principal, the yield on the P/Os based on them could decline substantially.

     ☐ U.S. Government Securities (All Funds). These are securities issued or guaranteed by the U.S. Treasury or other U.S. government agencies or federally-chartered corporate entities referred to as "instrumentalities." The obligations of U.S. government agencies or instrumentalities in which the Company can invest may or may not be guaranteed or supported by the "full faith and credit" of the United States. "Full faith and credit" means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment.

          t U.S. Treasury Obligations. These include Treasury bills (which have maturities of one year or less when issued), Treasury notes (which have maturities of from one to ten years when issued), and Treasury bonds (which have maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Other U.S. Treasury obligations the Funds can buy include U. S. Treasury securities that have been "stripped" by a Federal Reserve Bank, zero-coupon U.S. Treasury securities described below, and Treasury Inflation-Protection Securities ("TIPS").

          t Obligations of U.S. Government Agencies or Instrumentalities. These include direct obligations and mortgage-related securities that have different levels of credit support from the government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage Association pass-through mortgage certificates (called "Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S. Treasury under certain circumstances, such as Federal National Mortgage Association ("Fannie Mae") obligations, Federal Home Loan Mortgage Corporation ("Freddie Mac") obligations and Federal Home Loan Bank Obligations.

|X|Money Market Instruments (All Funds).The following is a brief description of the types of the money market securities the Funds can invest in. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates.

     |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, described above.

     |_| Bank Obligations. "Banks" include commercial banks, savings banks and savings and loan associations, which may or may not be members of the Federal Deposit Insurance Corporation. The Funds can buy time deposits, certificates of deposit and bankers' acceptances. They must be:

o     obligations issued or guaranteed by a domestic bank (including a foreign branch of a domestic bank) having total assets of at least U.S. $1 billion, or

•	obligations of a foreign bank with total assets of at least U.S. $1 billion.

     |_| Commercial Paper. The Funds can invest in commercial paper if it is rated within the top three rating categories of Standard & Poor's and Moody's or other rating organizations. If the paper is not rated, it may be purchased if the Manager determines that it is comparable to rated commercial paper in the top three rating categories of national rating organizations.

The Funds can buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Funds.

     |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts at varying rates of interest under direct arrangements between a Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, a Fund's right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

     The Funds have no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the portfolio manager will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Funds in illiquid securities.

     ■ Investment in Other Investment Companies. The Funds can also invest in the securities of other investment companies, which can include open-end funds, closed-end funds and unit investment trusts, subject to the limits set forth in the Investment Company Act that apply to those types of investments. For example, the Funds can invest in Exchange-Traded Funds, which are typically open-end funds or unit investment trusts, listed on a stock exchange. The Funds might do so as a way of gaining exposure to the segments of the equity or fixed-income markets represented by the Exchange-Traded Funds' portfolio, at times when the Fund may not be able to buy those portfolio securities directly.

Investing in another investment company may involve the payment of substantial premiums above the value of such investment company's portfolio securities and is subject to limitations under the Investment Company Act. The Funds do not intend to invest in other investment companies unless the Manager believes that the potential benefits of the investment justify the payment of any premiums or sales charges. As a shareholder of an investment company, the Funds would be subject to its ratable share of that investment company's expenses, including its advisory and administration expenses. The Funds do not anticipate investing a substantial amount of its net assets in shares of other investment companies.

     ■  Forward Rolls (Total Return Portfolio). In a "forward roll" transaction with respect to mortgage-related securities, a Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (the same type of security, and having the same coupon and maturity) at a later date at a set price. The securities that are repurchased will have the same interest rate as the securities that are sold, but typically will be collateralized by different pools of mortgages (with different prepayment histories) than the securities that have been sold. Proceeds from the sale are invested in short-term instruments, such as repurchase agreements. The income from those investments, plus the fees from the forward roll transaction, are expected to generate income to the Fund in excess of the yield on the securities that have been sold.

     The Fund will only enter into "covered" rolls. To assure its future payment of the purchase price, the Fund will identify on its books liquid assets in an amount equal to the payment obligation under the roll.

     These transactions have risks. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells might decline below the price at which the Fund is obligated to repurchase securities.

■ Asset-Backed Securities (Total Return Portfolio). Asset-backed securities are fractional interests in pools of assets, typically accounts receivable or consumer loans. They are issued by trusts or special-purpose corporations. They are similar to mortgage-backed securities, described above, and are backed by a pool of assets that consist of obligations of individual borrowers. The income from the pool is passed through to the holders of participation interest in the pools. The pools may offer a credit enhancement, such as a bank letter of credit, to try to reduce the risks that the underlying debtors will not pay their obligations when due.

The value of an asset-backed security is affected by changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, and is also affected if any credit enhancement has been exhausted. The risks of investing in asset-backed securities are ultimately related to payment of consumer loans by the individual borrowers. As a purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by a borrower. The underlying loans are subject to prepayments, which may shorten the weighted average life of asset-backed securities and may lower their return, in the same manner as in the case of mortgage-backed securities and CMOs, described above.

■ Zero-Coupon Securities (All Funds).The Funds can buy zero-coupon and delayed-interest securities, and "stripped" securities. Stripped securities are debt securities whose interest coupons are separated from the security and sold separately. They can include, among others, foreign debt securities and U.S. Treasury notes or bonds that have been stripped of their interest coupons, U.S. Treasury bills issued without interest coupons, and certificates representing interests in stripped securities.

Zero-coupon securities do not make periodic interest payments and are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. This discount depends on the time remaining until maturity, as well as prevailing interest rates, the liquidity of the security and the credit quality of the issuer. In the absence of threats to the issuer's credit quality, the discount typically decreases as the maturity date approaches. Some zero-coupon securities are convertible, in that they are zero-coupon securities until a predetermined date, at which time they convert to a security with a specified coupon rate.

Because zero-coupon securities pay no interest and compound semi-annually at the rate fixed at the time of their issuance, their value is generally more volatile than the value of other debt securities. Their value may fall more dramatically than the value of interest-bearing securities when interest rates rise. When prevailing interest rates fall, zero-coupon securities tend to rise more rapidly in value because they have a fixed rate of return.

A Fund's investment in zero-coupon securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the zero-coupon investment. To generate cash to satisfy those distribution requirements, the Fund might have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

■ "When-Issued" and "Delayed-Delivery" Transactions (All Funds).The Funds can invest in securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. When-issued and delayed-delivery are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When these transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the portfolio manager of a Fund before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

A Fund might engage in when-issued transactions to secure what the portfolio manager considers to be an advantageous price and yield at the time the obligation is entered into. When a Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the portfolio manager considers to be advantageous.

When a Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although a Fund enters into delayed-delivery or when-issued purchase transactions to acquire securities, it may dispose of a commitment prior to settlement. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

     At the time a Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund's net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund's purchase commitments until it pays for the investment. Growth Portfolio, Oppenheimer International Growth Fund/VA and Total Return Portfolio anticipate that a Fund's commitment to purchase forward commitments will not exceed 33% of that Fund's total assets under normal market conditions.

When-issued and delayed-delivery transactions can be used by a Fund as a defensive technique to hedge against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities in its portfolio on a forward commitment basis to attempt to limit its exposure to anticipated falling prices. In periods of falling interest rates and rising prices, a Fund might sell portfolio securities and purchase the same or similar securities on a when-issued or delayed-delivery basis to obtain the benefit of currently higher cash yields.

     ■ Repurchase Agreements (All Funds).A Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of shares, or pending the investment of the proceeds from sales of shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes.

In a repurchase transaction, a Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Manager from time to time.

     The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to a Fund's limits on holding illiquid investments. A Fund will not enter into a repurchase agreement that causes more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of a Fund's net assets that may be subject to repurchase agreements having maturities of seven days or less.

     Repurchase agreements, considered "loans" under the Investment Company Act, are collateralized by the underlying security. The Funds' repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will monitor the vendor's creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the "SEC"), the Funds, along with other affiliated entities managed by the Manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each joint repurchase arrangement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

     ■ Illiquid and Restricted Securities (All Funds). Under the policies and procedures established by the Board of Directors, the Manager determines the liquidity of certain of a Fund's investments. To enable a Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because it wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

     The Funds may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions may make it more difficult to value them, and might limit a Fund's ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

No Fund may invest more than 15% of its net assets in illiquid or restricted securities. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, a Fund's holdings of that security may be considered to be illiquid. Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

     |X| Municipal Securities (All Funds). These are debt obligations issued by the governments of states and their agencies, instrumentalities and authorities, as well as their political subdivisions (cities towns and counties, for example), that are used to finance a variety of public and private purposes. Those purposes include financing state or local governments and financing specific public projects and facilities. The Fund can invest in them because the portfolio managers believe they offer attractive yields relative to the yields and risks of other debt securities, rather than to seek tax-exempt interest income for distribution to shareholders.

     |X| Floating Rate and Variable Rate Obligations (All Funds).The interest rate on a floating rate note is adjusted automatically according to a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, or some other standard. The instrument's rate is adjusted automatically each time the base rate is adjusted. The interest rate on a variable rate note is also based on a stated prevailing market rate but is adjusted automatically at specified intervals. Generally, the changes in the interest rate on such securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations of the same maturity. The portfolio manager of a Fund may determine that an unrated floating rate or variable rate obligation meets the Fund's quality standards by reason of being backed by a letter of credit or guarantee issued by a bank that meets those quality standards.

     Floating rate and variable rate demand notes that have a stated maturity in excess of one year may have features that permit the holder to recover the principal amount of the underlying security at specified intervals not exceeding one year and upon no more than 30 days' notice. The tender may be at par value plus accrued interest, according to the terms of the obligations. The issuer of that type of note normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the note plus accrued interest. Generally the issuer must provide a specified number of days' notice to the holder.

     Step-coupon bonds have a coupon interest rate that changes periodically during the life of the security on predetermined dates that are set when the security is issued.

■ "Structured" Notes (Total Return Portfolio). "Structured" notes are specially-designed derivative debt investments with principal payments or interest payments that are linked to the value of an index (such as a currency or securities index) or commodity. The terms of the instrument may be "structured" by the purchaser (the Fund) and the borrower issuing the note.

The principal and/or interest payments depend on the performance of one or more other securities or indices, and the values of these notes will therefore fall or rise in response to the changes in the values of the underlying security or index. They are subject to both credit and interest rate risks and therefore the Fund could receive more or less than it originally invested when the notes mature, or it might receive less interest than the stated coupon payment if the underlying investment or index does not perform as anticipated. Their values may be very volatile and they may have a limited trading market, making it difficult for the Fund to sell its investment at an acceptable price.

|X| Inverse Floaters (Total Return Portfolio). "Inverse floaters" are debt obligations on which the interest rates typically fall as market rates increase and increase as market rates fall. Changes in market interest rates or the floating rate of the security inversely affect the residual interest rate of an inverse floater. As a result, the price of an inverse floater will be considerably more volatile than that of a fixed-rate obligation when interest rates change.

To provide investment leverage, an issuer might decide to issue two variable rate obligations instead of a single long-term, fixed-rate bond. The interest rate on one obligation reflects short-term interest rates. The interest rate on the other instrument, the inverse floater, reflects the approximate rate the issuer would have paid on a fixed-rate bond, multiplied by a factor of two, minus the rate paid on the short-term instrument. The two portions may be recombined to create a fixed-rate bond. The Fund might acquire both portions of that type of offering, to reduce the effect of the volatility of the individual securities. This provides a flexible portfolio management tool to vary the degree of investment leverage efficiently under different market conditions.

Inverse floaters may offer relatively high current income, reflecting the spread between short-term and long-term tax-exempt interest rates. As long as the yield curve remains relatively steep and short term rates remain relatively low, owners of inverse floaters will have the opportunity to earn interest at above-market rates because they receive interest at the higher long-term rates but have paid for bonds with lower short-term rates. If the yield curve flattens and shifts upward, an inverse floater will lose value more quickly than a conventional long-term bond. The Fund might invest in inverse floaters to seek higher yields than are available from fixed-rate bonds that have comparable maturities and credit ratings. In some cases, the holder of an inverse floater may have an option to convert the floater to a fixed-rate bond, pursuant to a "rate-lock" option.

Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuations. "Embedded" caps might be used to hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed a pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

Inverse floaters are a form of derivative investment. Certain derivatives, can be used to increase or decrease the Fund's exposure to changing security prices, interest rates or other factors that affect the value of securities. However, these techniques could result in losses to the Fund if the portfolio manager judges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's other investments. These techniques can cause losses if the counterparty does not perform its promises. An additional risk of investing in securities that are derivative investments is that their market value could be expected to vary to a much greater extent than the market value of securities that are not derivative investments but have similar credit quality, redemption provisions and maturities.

■ Loans of Portfolio Securities. (All Fund s). The Funds may lend their portfolio securities pursuant to a Securities Lending Agency Agreement (the "Securities Lending Agreement") with Goldman Sachs Bank USA, doing business as Goldman Sachs Agency Lending ("Goldman Sachs"), subject to the restrictions stated in the Prospectus. The Funds will lend portfolio securities to attempt to increase its income. Goldman Sachs has agreed, in general, to guarantee the obligations of borrowers to return loaned securities and to be responsible for certain expenses relating to securities lending. Under the Securities Lending Agreement, the Funds ' securities lending procedures and applicable regulatory requirements (which are subject to change), the Funds must receive collateral from the borrower consisting of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). On each business day, the amount of collateral that the Funds have received must at least equal the value of the loaned securities. If the Funds receive cash collateral from the borrower, the Funds may invest that cash in certain high quality, short-term investments, including money market funds advised by the Manager, specified in its securities lending procedures. The Funds will be responsible for the risks associated with the investment of cash collateral, including the risk that the Funds may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower.

The terms of the Funds' portfolio loans must comply with all applicable regulations and with the Funds' Securities Lending Procedures adopted by the Board. The terms of the loans must permit the Funds to recall loaned securities on five business days' notice and the Funds will seek to recall loaned securities in time to vote on any matters that the Manager determines would have a material effect on the Funds' investment. The Securities Lending Agreement may be terminated by either Goldman Sachs or the Funds on 30 days' written notice.

Borrowing and Leverage.  The Funds may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption from the Act that applies to the Funds, as such statute, rules or regulations may be amended or interpreted from time to time. Currently, under the Investment Company Act, a mutual fund may borrow only from banks (for other than emergency purposes) and only to the extent that the value of the Funds' assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings including the proposed borrowing, except that it may also borrow up to 5% of its total assets for temporary or emergency purposes from any lender. Under the Investment Company Act, there is a rebuttable presumption that a loan is temporary if it is repaid within 60 days and not extended or renewed.

When the Fund borrows, it segregates or identifies securities on its books equal to 300% of the amount borrowed to cover its obligation to repay the loan. If the value of the Fund's assets fail to meet this 300% asset coverage requirement, it will reduce its borrowings within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

When the Fund invests borrowed money in portfolio securities, it is using a speculative investment technique known as "leverage." If the Fund does borrow, its expenses may be greater than comparable funds that do not borrow.  The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns.  In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the yield on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

     ■ Hedging (All Funds). Although the Funds can use certain hedging instruments and techniques, they are not obligated to use them in seeking their objectives. A Fund's strategy of hedging with futures and options on futures will be incidental to the Fund's activities in the underlying cash market. The particular hedging instruments each Fund can use are described below.

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Put and Call Options. The Funds can buy and sell certain kinds of put options ("puts") and call options ("calls"). The Funds can buy and sell exchange-traded and over-the-counter put and call options, including index options, securities options, commodities options, and options on the other types of futures. The Funds can buy and sell exchange-traded currency options and the Oppenheimer International Growth Fund/VA may also buy and sell currency options over-the-counter.

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Writing Covered Call Options. (All Funds). The Funds can write (that is, sell) covered calls. If a Fund sells a call option, it must be covered. That means the Fund must own the security subject to the call while the call is outstanding, or the call may be covered by segregating liquid assets to enable that Fund to satisfy its obligations if the call is exercised.

     When a Fund writes a call on a security, it receives cash (a premium). That Fund agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period at a fixed exercise price regardless of market price changes during the call period. The call period is usually not more than nine months. The exercise price may differ from the market price of the underlying security. The Fund shares the risk of loss that the price of the underlying security may decline during the call period. That risk may be offset to some extent by the premium the Fund receives. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium and the investment.

     When a Fund writes a call on an index, it receives cash (a premium). If the buyer of the call exercises it, the Fund will pay an amount of cash equal to the difference between the closing price of the call and the exercise price, multiplied by a specified multiple that determines the total value of the call for each point of difference. If the value of the underlying investment does not rise above the call price, it is likely that the call will lapse without being exercised. In that case the Fund would keep the cash premium.

The Funds' custodian bank, or a securities depository acting for the Custodian, will act as the Funds' escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which a Fund has written calls traded on exchanges or as to other acceptable escrow securities. In that way, no margin will be required for such transactions. OCC will release the securities on the expiration of the option or when the Funds enter into a closing transaction.

     When the Company writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. government securities dealer which will establish a formula price at which the Company will have the absolute right to repurchase that OTC option. The formula price will generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security (that is, the option is "in the money"). When the Company writes an OTC option, it will treat as illiquid (for purposes of its restriction on holding illiquid securities) the mark-to-market value of any OTC option it holds, unless the option is subject to a buy-back agreement by the executing broker.

To terminate its obligation on a call it has written, a Fund may purchase a corresponding call in a "closing purchase transaction." The Fund will then realize a profit or loss, depending upon whether the net of the amount of the option transaction costs and the premium received on the call the Fund wrote is more or less than the price of the call the Fund purchases to close out the transaction. The Fund may realize a profit if the call expires unexercised, because the Fund will retain the underlying security and the premium it received when it wrote the call. If a Fund cannot effect a closing purchase transaction due to the lack of a market, it will have to hold the callable securities until the call expires or is exercised.

The Funds may also write calls on a futures contract without owning the futures contract or securities deliverable under the contract.To do so, at the time the call is written, the Funds must cover the call by segregating on its books an equivalent dollar amount of liquid assets. A Fund will segregate additional liquid assets if the value of the segregated assets drops below 100% of the current value of the future. Because of this segregation requirement, in no circumstances would a Fund's receipt of an exercise notice as to that future require the Funds to deliver a futures contract. It would simply put the Fund in a short futures position, which is permitted by the Funds' hedging policies.

     ☐ Writing Put Options. (All Funds)The Funds can also sell put options.A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period.

If a Fund writes a put, the put must be covered by identifying liquid assets on its books. The premium the Fund receives from writing a put represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price of the put. However, the Fund also assumes the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even if the value of the investment falls below the exercise price.

If a put a Fund has written expires unexercised, the Fund realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price. That price will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss if it sells the underlying investment. That loss will be equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs the Fund incurred.

When writing a put option on a security, to secure its obligation to pay for the underlying security a Fund will identify on its books liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore forgoes the opportunity of investing the segregated assets or writing calls against those assets.

As long as a Fund's obligation as the put writer continues, it may be assigned an exercise notice by the broker-dealer through which the put was sold. That notice will require the Fund to take delivery of the underlying security and pay the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. That obligation terminates upon expiration of the put. It may also terminate if, before it receives an exercise notice, the Fund effects a closing purchase transaction by purchasing a put of the same series as it sold. Once the Fund has been assigned an exercise notice, it cannot effect a closing purchase transaction.

A Fund may decide to effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent the underlying security from being put. Effecting a closing purchase transaction will also permit the Fund to write another put option on the security, or to sell the security and use the proceeds from the sale for other investments. The Fund will realize a profit or loss from a closing purchase transaction depending on whether the cost of the transaction is less or more than the premium received from writing the put option.

     |_|Purchasing Calls and Puts. (All Funds)The Funds can purchase calls to protect against the possibility that its investment portfolio will not participate in an anticipated rise in the securities market. When a Fund buys a call (other than in a closing purchase transaction), it pays a premium. The Fund then has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price.

     The Fund benefits only if it sells the call at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the Fund exercises the call. If the Fund does not exercise the call or sell it (whether or not at a profit), the call will become worthless at its expiration date. In that case, the Fund will have paid the premium but lost the right to purchase the underlying investment.

When a Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price.

Buying a put on securities or futures a Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date. In that case the Fund will have paid the premium but lost the right to sell the underlying investment. However, the Fund may sell the put prior to its expiration. That sale may or may not be at a profit.

     A Fund can buy puts whether or not it holds the underlying investment in its Fund. Buying a put on an investment a Fund does not own (such as an index or future) permits the Fund either to resell the put or to buy the underlying investment and sell it at the exercise price. The resale price will vary inversely to the price of the underlying investment. If the market price of the underlying investment is above the exercise price and, as a result, the put is not exercised, the put will become worthless on its expiration date.

When a Fund purchases a call or put on an index or future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

          ☐ Buying and Selling Options on Foreign Currencies.All Funds can sell exchange-traded call options on foreign currencies. Oppenheimer International Growth Fund/VA can also buy exchange-traded calls on foreign currencies. Oppenheimer International Growth Fund/VA can buy call options on currencies in the OTC markets. A Fund could use these calls to try to protect against declines in the dollar value of foreign securities and increases in the dollar cost of foreign securities the Fund wants to acquire.

     If a portfolio manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of those securities may be partially offset by purchasing calls on that foreign currency. If the portfolio manager anticipates a decline in the dollar value of a foreign currency, the decline in the dollar value of portfolio securities denominated in that currency might be partially offset by writing calls on that foreign currency. However, the currency rates could fluctuate in a direction adverse to the Funds' position. The Fund will then have incurred option premium payments and transaction costs without a corresponding benefit.

A call written on a foreign currency is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or it can do so for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other foreign currency held in its portfolio.

A Fund could write a call on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option. That decline might be one that occurs due to an expected adverse change in the exchange rate. This is known as a "cross-hedging" strategy. In those circumstances, the Fund covers the option by identifying liquid assets on its books in an amount equal to the exercise price of the option.

          ☐ Futures. The Funds have different policies and limitations on the purchase and sale of futures contracts:

•	Each Fund can buy and sell future contracts on stock indices.

•	Each Fund can buy and sell futures contracts on individual stocks ("single stock futures").

•	Total Return Portfolio and Oppenheimer International Growth Fund/VA may buy and sell interest rate futures contracts.

•	Each Fund that can invest in securities denominated in foreign currency can purchase and sell futures on foreign currencies.

•	Total Return Portfolio and Oppenheimer International Growth Fund/VA can buy and sell futures contracts related to financial indices.

     A broadly-based stock index is used as the basis for trading stock index futures. In some cases, these futures may be based on stocks of issuers in a particular industry or group of industries. A stock index assigns relative values to the common stocks included in the index and its value fluctuates in response to the changes in value of the underlying stocks. A stock index cannot be purchased or sold directly. Bond index futures are similar contracts based on the future value of the basket of securities that comprise the index. These contracts obligate the seller to deliver, and the purchaser to take, cash to settle the futures transaction. There is no delivery made of the underlying securities to settle the futures obligation. Either party may also settle the transaction by entering into an offsetting contract.

     An interest rate future obligates the seller to deliver (and the purchaser to take) cash or a specified type of debt security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position.

     Similarly, a single stock future obligates the seller to deliver (and the purchaser to take) cash or a specified equity security to settle the futures transaction. Either party could also enter into an offsetting contract to close out the position. Single stock futures trade on a very limited number of exchanges, with contracts typically not fungible among the exchanges.

     No money is paid or received by a Fund on the purchase or sale of a future. Upon entering into a futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's custodian bank in an account registered in the futures broker's name. However, the futures broker can gain access to that account only under specified conditions. As the future is marked to market (that is, its value on that Fund's books is changed) to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker daily.

     At any time prior to expiration of the future, a Fund may elect to close out its position by taking an opposite position, at which time a final determination of variation margin is made and any additional cash must be paid by or released to that Fund. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

     ☐ Forward Contracts (All Funds).Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. A Fund can use them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. A Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

     Under a forward contract, one party agrees to purchase, and another party agrees to sell, a specific currency at a future date. That date may be any fixed number of days from the date of the contract agreed upon by the parties. The transaction price is set at the time the contract is entered into. These contracts are traded in the inter-bank market conducted directly among currency traders (usually large commercial banks) and their customers.

A Fund may use forward contracts to protect against uncertainty in the level of future exchange rates. The use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. Although forward contracts may reduce the risk of loss from a decline in the value of the hedged currency, at the same time they limit any potential gain if the value of the hedged currency increases.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates receiving dividend payments in a foreign currency, the Fund might desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of the dividend payments. To do so, the Fund could enter into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying transaction, in a fixed amount of U.S. dollars per unit of the foreign currency. This is called a "transaction hedge." The transaction hedge will protect the Fund against a loss from an adverse change in the currency exchange rates during the period between the date on which the security is purchased or sold or on which the payment is declared, and the date on which the payments are made or received.

A Fund could also use forward contracts to lock in the U.S. dollar value of portfolio positions. This is called a "position hedge."When a portfolio manager believes that foreign currency might suffer a substantial decline against the U.S. dollar, the Fund could enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's investment securities denominated in that foreign currency. When a portfolio manager believes that the U.S. dollar might suffer a substantial decline against a foreign currency, the Fund could enter into a forward contract to buy that foreign currency for a fixed dollar amount. Alternatively, a Fund could enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount if the portfolio manager believes that the U.S. dollar value of the foreign currency to be sold pursuant to its forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which securities of the Fund are denominated. That is referred to as a "cross hedge."

A Fund will cover its short positions in these cases by identifying on its books liquid assets having a value equal to the aggregate amount of the Fund's commitment under forward contracts. A Fund will not enter into forward contracts or maintain a net exposure to such contracts if the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or another currency that is the subject of the hedge.

However, to avoid excess transactions and transaction costs, a Fund may maintain a net exposure to forward contracts in excess of the value of its portfolio securities or other assets denominated in foreign currencies if the excess amount is "covered" by liquid securities denominated in any currency. The cover must be at least equal at all times to the amount of that excess. As one alternative, the Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price. As another alternative, the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price.

The precise matching of the amounts under forward contracts and the value of the securities involved generally will not be possible because the future value of securities denominated in foreign currencies will change as a consequence of market movements between the date the forward contract is entered into and the date it is sold. In some cases the portfolio manager might decide to sell the security and deliver foreign currency to settle the original purchase obligation. If the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver, the Fund might have to purchase additional foreign currency on the "spot" (that is, cash) market to settle the security trade. If the market value of the security instead exceeds the amount of foreign currency the Fund is obligated to deliver to settle the trade, the Fund might have to sell on the spot market some of the foreign currency received upon the sale of the security. There will be additional transaction costs on the spot market in those cases.

The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing a Fund to sustain losses on these contracts and to pay additional transactions costs. The use of forward contracts in this manner might reduce a Fund's performance if there are unanticipated changes in currency prices to a greater degree than if the Fund had not entered into such contracts.

At or before the maturity of a forward contract requiring a Fund to sell a currency, the Fund might sell a portfolio security and use the sale proceeds to make delivery of the currency. In the alternative it might retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract. Under that contract the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund might close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance. The gain or loss will depend on the extent to which the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

The costs to a Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no brokerage fees or commissions are involved. Because these contracts are not traded on an exchange, the Company must evaluate the credit and performance risk of the counterparty under each forward contract.

Although each Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. A Fund may convert foreign currency from time to time, and will incur costs in doing so. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer might offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange if the Fund desires to resell that currency to the dealer.

     ☐ Interest Rate Swap Transactions (Total Return Portfolio).In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they might swap the right to receive floating rate payments for fixed rate payments. Also, the Fund will identify on its books liquid assets (such as cash or U.S. government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis.

The Fund can enter into swap transactions with certain counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between the Fund and that counterparty shall be regarded as parts of an integral agreement. If amounts are payable on a particular date in the same currency in respect of one or more swap transactions, the amount payable on that date in that currency shall be the net amount. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate all of the swaps with that party. Under these agreements, if a default results in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap for each swap. It is measured by the mark-to-market value at the time of the termination of each swap. The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

•     Swaption Transactions. A swaption transaction is a contract that grants the holder, in return for payment of the purchase price (the "premium") of the option, the right, but not the obligation, to enter into an interest rate swap at a preset rate within a specified period of time, with the writer of the contract. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund's statement of financial condition.

■

Credit Derivatives (Total Return Portfolio). The Fund may buy and sell credit protection by entering into credit default swaps, both directly and indirectly in the form of a swap embedded within a structured note to protect against the risk that a security will default. The Fund may buy and sell credit protection using credit default swaps on a single security, or on a basket of securities. The Fund pays a fee to enter into the swap and receives a fixed payment during the life of the swap.

     The Fund would buy credit protection to decrease credit exposure to specific high yield issuers.

     If the Fund buys credit protection and there is a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring), the Fund will deliver the defaulted bonds and the swap counterparty will pay the par amount of the bonds. An associated risk is adverse pricing when purchasing bonds to satisfy the delivery obligation. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

Selling credit protection increases the Fund's credit exposure to specific high yield corporate issuers. The goal would be to increase liquidity in that market sector via the swap note and its associated increase in the number of trading instruments, the number and type of market participants, and market capitalization.

If the Fund sells credit protection and there is a credit event the Fund will pay the par amount of the bonds and the swap counterparty will deliver the bonds. If the swap is on a basket of securities, the notional amount of the swap is reduced by the par amount of the defaulted bond, and the fixed payments are then made on the reduced notional amount.

     Other risks of credit default swaps include the cost of paying for credit protection if there are no credit events, pricing transparency when assessing the cost of a credit default swap, counterparty risk, and the need to fund the delivery obligation (either cash or the defaulted bonds, depending on whether the Fund bought or sold credit protection).

     ■ Risks of Hedging with Options and Futures (All Funds). The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce a Fund's return. A Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments.

A Fund's option activities could affect its portfolio turnover rate, brokerage commissions and transaction costs. The exercise of calls written by a Fund might cause the Fund to sell related portfolio securities, thus increasing its turnover rate. The exercise by a Fund of puts on securities will cause the sale of underlying investments, increasing portfolio turnover. Although the decision whether to exercise a put it holds is within the Fund's control, holding a put might cause that Fund to sell the related investments for reasons that would not exist in the absence of the put.

A Fund could pay a brokerage commission each time they buy a call or put, sell a call or put, or buy or sell an underlying investment in connection with the exercise of a call or put. Those commissions could be higher on a relative basis than the commissions for direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of the underlying investments. Consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in a Fund's net asset value being more sensitive to changes in the value of the underlying investment.

If a covered call written by a Fund is exercised on an investment that has increased in value, that Fund will be required to sell the investment at the call price. It will not be able to realize any profit if the investment has increased in value above the call price.

An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. A Fund might experience losses if it could not close out a position because of an illiquid market for the future or option.

There is a risk in using short hedging by selling futures or purchasing puts on broadly-based indices or futures to attempt to protect against declines in the value of a Fund's investment securities. The risk is that the prices of the futures or the applicable index will correlate imperfectly with the behavior of the cash prices of the Fund's securities. For example, it is possible that while the Fund has used hedging instruments in a short hedge, the market might advance and the value of the securities held by the Fund might decline. If that occurred, the Fund would lose money on the hedging instruments and also experience a decline in the value of its investment securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

The risk of imperfect correlation increases as the composition of a Fund's investments diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the investments being hedged and movements in the price of the hedging instruments, a Fund might use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged. It might do so if the historical volatility of the prices of the portfolio securities being hedged is more than the historical volatility of the applicable index.

The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the nature of those markets. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

A Fund can use hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying futures and/or calls on such futures, broadly-based indices or on securities. It is possible that when the Fund does so the market might decline. If the Fund then concludes not to invest in securities because of concerns that the market might decline further or for other reasons, the Fund will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased.

     ☐ Regulatory Aspects of Hedging Instruments. The Commodities Futures Trading Commission (the "CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the Fund claims an exclusion from regulation as a commodity pool operator. The Fund has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). The Fund may use futures and options for hedging and non-hedging purposes to the extent consistent with its investment objective, internal risk management guidelines adopted by the Fund's investment advisor (as they may be amended from time to time), and as otherwise set forth in the Fund's Prospectus or this SAI.

Transactions in options by the Funds are subject to limitations established by the option exchanges. The exchanges limit the maximum number of options that may be written or held by a single investor or group of investors acting in concert. Those limits apply regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options that a Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's investment advisor). The exchanges also impose position limits on futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

Under the Investment Company Act, when a Fund purchases a future, it must maintain cash or readily marketable short-term debt instruments in an amount equal to the market value of the securities underlying the future, less the margin deposit applicable to it.

•     Tax Aspects of Certain Hedging Instruments. Futures contracts, non-equity options and certain foreign currency exchange contracts to the extent a Fund may invest in them, are treated as "Section 1256 contracts" under the I nternal Revenue Code. In general, gains or losses relating to Section 1256 contracts are characterized as 60% long-term and 40% short-term capital gains or losses under the Internal Revenue Code. However, foreign currency gains or losses arising from Section 1256 contracts that are forward contracts generally are treated as ordinary income or loss. In addition, Section 1256 contracts held by a Fund at the end of each taxable year are "marked-to-market," and unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of determining the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by a Fund to exempt those transactions from this marked-to-market treatment.

Certain forward contracts a Fund enters into may result in "straddles" for federal income tax purposes. The straddle rules may affect the character and timing of gains (or losses) recognized by that Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent that the loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

Under the Internal Revenue Code, the following gains or losses are treated as ordinary income or loss:

1.

gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time a Fund actually collects such receivables or pays such liabilities, and

2.

gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of a debt security denominated in a foreign currency or foreign currency forward contracts and the date of disposition.

     Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of a Fund's investment income available for distribution to its shareholders.

     ■ Temporary Defensive and Interim Investments. When market conditions are unstable, or the Manager believes it is otherwise appropriate to reduce holdings in stocks, the Funds can invest in a variety of debt securities for defensive purposes. The Funds can also purchase these securities for liquidity purposes to meet cash needs due to the redemption of Fund shares, or to hold while waiting to reinvest cash received from the sale of other portfolio securities. The Funds can buy:

☐	obligations issued or guaranteed by the U. S. government or its instrumentalities or agencies,

☐	commercial paper (short-term, unsecured, promissory notes of domestic or foreign companies) rated in the three top rating categories of a nationally recognized rating organization,

☐

short-term debt obligations of corporate issuers, rated investment grade (rated at least Baa by Moody's or at least BBB by Standard & Poor's, or a comparable rating by another rating organization), or unrated securities judged by the Manager to have a comparable quality to rated securities in those categories,

☐	certificates of deposit and bankers' acceptances of domestic and foreign banks having total assets in excess of U.S. $1 billion, and

☐	repurchase agreements.

     Short-term debt securities would normally be selected for defensive or cash management purposes because they can normally be disposed of quickly, are not generally subject to significant fluctuations in principal value and their value will be less subject to interest rate risk than longer-term debt securities.

     ■ Portfolio Turnover. "Portfolio turnover" describes the rate at which each Fund traded its portfolio securities during its previous fiscal year. For example, if a Fund sold all of its securities during the year, its portfolio turnover rate would have been 100%. Each Fund's turnover rate will fluctuate from year to year, and the Funds can have a portfolio turnover rate of 100% or more.

     Increased portfolio turnover creates higher brokerage and transaction costs for the Funds, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable long-term capital gains to shareholders, since the Funds will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Code.

Investment Restrictions

     ■ What Are "Fundamental Policies?" Fundamental policies are those policies that each Fund has adopted to govern its investments that can be changed only by the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, a "majority" vote is defined as the vote of the holders of the lesser of:

☐67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

☐more than 50% of the outstanding shares.

     The Funds' investment objectives are not fundamental policies, but will not be changed by the Board of Directors without advance notice to shareholders. Other policies described in the Prospectus or this SAI are "fundamental" only if they are identified as such. The Board of Directors can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this SAI, as appropriate. The Funds' most significant investment policies are described in the Prospectus.

     ■ Do the Funds Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of Total Return Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA.

☐

A Fund cannot invest in "senior securities", except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.

☐

Total Return Portfolio and Growth Portfolio cannot concentrate investments. That means these Funds cannot invest 25% or more of their total assets in companies in any one industry. That limit does not apply to securities issued or guaranteed by the U.S. government or its agencies and instrumentalities or securities issued by investment companies.

☐

A Fund cannot invest in physical commodities or commodities contracts. However, a Fund can invest in hedging instruments permitted by any of its other investment policies, and can buy or sell options, futures, securities or other instruments backed by, or the investment return from which is linked to, changes in the price of physical commodities, commodity contracts or currencies.

☐

A Fund cannot invest in real estate or in interests in real estate. However, a Fund can purchase securities of issuers holding real estate or interests in real estate (including securities of real estate investment trusts) if permitted by its other investment policies.

☐

A Fund may not borrow money, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Company, as such statute, rules or regulations may be amended or interpreted from time to time.

☐

A Fund cannot make loans, except to the extent permitted under the Investment Company Act, the rules or regulations thereunder or any exemption therefrom that is applicable to the Fund, as such statute, rules or regulations may be amended or interpreted from time to time.

☐

Total Return Portfolio, Growth Portfolio and Oppenheimer International Growth Fund/VA cannot buy securities or other instruments issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities or other instruments of that issuer or if it would then own more than 10% of that issuer's voting securities. This limitation applies to 75% of the Fund's total assets. The limit does not apply to securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

☐	A Fund cannot underwrite securities of other issuers. A permitted exception is if the Fund is deemed to be an underwriter under the 1933 Act in selling its investment securities.

Do the Funds Have Other Restrictions that are Not Fundamental Policies?

     The Funds have an additional restriction on their investment policies that is not fundamental, which means that it can be changed by the Board of Directors, without obtaining approval from the Fund's outstanding voting securities.

☐

Total Return Portfolio and Growth Portfolio cannot invest in securities of foreign issuers if at the time of acquisition more than 10% of its total assets, taken at market value, would be invested in those securities. However, a Fund can invest up to 25% of its total assets in securities (i) issued, assumed or guaranteed by foreign governments, or political subdivisions or instrumentalities thereof, (ii) assumed or guaranteed by domestic issuers, including Eurodollar securities, or (iii) issued, assumed or guaranteed by foreign issuers having a class of securities listed for trading on the NYSE.

Disclosure of Portfolio Holdings. The Funds have adopted policies and procedures concerning the dissemination of information about its portfolio holdings by employees, officers and/or directors of the Manager, Distributor and Transfer Agent. These policies are designed to assure that non-public information about portfolio securities is distributed only for a legitimate business purpose, and is done in a manner that (a) conforms to applicable laws and regulations and (b) is designed to prevent that information from being used in a way that could negatively affect the Funds' investment program or enable third parties to use that information in a manner that is harmful to the Funds.

•

Public Disclosure. Each Fund's portfolio holdings are made publicly available no later than 60 days after the close of each of the Fund 's fiscal quarters in its semi-annual report to shareholders, its annual report to shareholders, or its Statements of Investments on Form N-Q. Those documents are publicly available at the SEC. In addition, the top 20 month-end holdings may be posted on the OppenheimerFunds website at www.oppenheimerfunds.com (select the Fund's name under the "View Fund Information for:" menu) with a 15-day lag. A Fund may release a more restrictive list of holdings (e.g., the top five or top 10 portfolio holdings) or may release no holdings if that is in the best interests of the Fund and its shareholders. Other general information about a Fund 's investments, such as portfolio composition by asset class, industry, country, currency, credit rating or maturity, may also be posted.

Until publicly disclosed, a Funds' holdings are proprietary, confidential business information. While recognizing the importance of providing Fund shareholders with information about a Fund's investments and providing portfolio information to a variety of third parties to assist with the management, distribution and administrative process, the need for transparency must be balanced against the risk that third parties who gain access to the Fund's holdings information could attempt to use that information to trade ahead of or against the Fund, which could negatively affect the prices the Fund is able to obtain in portfolio transactions or the availability of the securities that portfolio managers are trading on the Fund's behalf.

The Manager and its subsidiaries and affiliates, employees, officers, and directors, shall neither solicit nor accept any compensation or other consideration (including any agreement to maintain assets in a Fund or in other investment companies or accounts managed by the Manager or any affiliated person of the Manager) in connection with the disclosure of a Fund's non-public portfolio holdings. The receipt of investment advisory fees or other fees and compensation paid to the Manager and their subsidiaries pursuant to agreements approved by the Fund's Board shall not be deemed to be "compensation" or "consideration" for these purposes. It is a violation of the Code of Ethics for any covered person to release holdings in contravention of portfolio holdings disclosure policies and procedures adopted by the Fund.

A list of the top 20 portfolio securities holdings (based on invested assets), listed by security or by issuer, as of the end of each month may be disclosed to third parties (subject to the procedures below) no sooner than 15 days after month-end.

Except under special limited circumstances discussed below, month-end lists of the Funds' complete portfolio holdings may be disclosed no sooner than 30-days after the relevant month-end, subject to the procedures below. If a Fund's complete portfolio holdings have not been disclosed publicly, they may be disclosed pursuant to special requests for legitimate business reasons, provided that:

•	The third-party recipient must first submit a request for release of Fund holdings, explaining the business reason for the request;

•	Senior officers (a Senior Vice President, Deputy General Counsel or above) in the Manager's Fund and Legal departments must approve the completed request for release of Fund portfolio holdings; and

•	The third-party recipient must sign the Manager's portfolio holdings non-disclosure agreement before receiving the data, agreeing to keep information that is not publicly available regarding the Funds' holdings confidential and agreeing not to trade directly or indirectly based on the information.

An exception may be made to provide portfolio holdings information on a more current basis to insurance company sponsors that have signed a Participation Agreement with, and offer series of, Oppenheimer Variable Account Funds or Panorama Series Fund, Inc. to their separate account contract holders, if such insurance companies require such portfolio holdings information for the preparation of reports to their contract holders, and have contractually undertaken to keep such information confidential. Additionally, such information may be made available to new insurance company sponsors that first sign a confidentiality agreement in connection with evaluating offering such funds under their separate accounts.

Each Fund's complete portfolio holdings positions may be released to the following categories of entities or individuals on an ongoing basis, provided that such entity or individual either (1) has signed an agreement to keep such information confidential and not trade on the basis of such information or (2) is subject to fiduciary obligations, as a member of a Fund's Board, or as an employee, officer and/or director of the Manager, Distributor, or Transfer Agent, or their respective legal counsel, not to disclose such information except in conformity with these policies and procedures and not to trade for his/her personal account on the basis of such information:

•	Employees of the Funds' Manager, Distributor and Transfer Agent who need to have access to such information (as determined by senior officers of such entity),

•	A Fund's independent registered public accounting firm,

•	Members of the Funds' Board and the Board's legal counsel,

•	The Funds' custodian bank,

•	A proxy voting service designated by a Fund and its Board,

•	Rating/ranking organizations (such as Lipper and Morningstar),

•	Insurance companies having separate accounts invested in Oppenheimer Variable Account Funds or Panorama Series Fund, Inc. (to prepare their financial statements or analysis),

•	Portfolio pricing services retained by the Manager to provide portfolio security prices, and

•	Dealers, to obtain bids (price quotations if securities are not priced by the Fund's regular pricing services).

Portfolio holdings information of a Fund may be provided, under limited circumstances, to brokers and/or dealers with whom a Fund trades and/or entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that there is a legitimate investment reason for providing the information to the broker, dealer or other entity. Month-end portfolio holdings information may, under this procedure, be provided to vendors providing research information and/or analytics to a Fund, with at least a 15-day delay after the month end, but in certain cases may be provided to a broker or analytical vendor with a 1-2 day lag to facilitate the provision of requested investment information to the Manager to facilitate a particular trade or the portfolio manager's investment process for the Fund. Any third party receiving such information must first sign the Manager's portfolio holdings non-disclosure agreement as a pre-condition to receiving this information.

Portfolio holdings information (which may include information on individual securities positions or multiple securities) may be provided to the entities listed below (1) by portfolio traders employed by the Manager in connection with portfolio trading, and (2) by the members of the Manager's Security Valuation Group and Accounting Departments in connection with portfolio pricing or other portfolio evaluation purposes:

•	Brokers and dealers in connection with portfolio transactions (purchases and sales)

•	Brokers and dealers to obtain bids or bid and asked prices (if securities held by the Fund are not priced by a Fund's regular pricing services)

•	Dealers to obtain price quotations where the Fund is not identified as the owner.

Portfolio holdings information (which may include information on a Fund's entire portfolio or individual securities therein) may be provided by senior officers of the Manager or attorneys on the legal staff of the Manager, Distributor, or Transfer Agent, in the following circumstances:

•

Response to legal process in litigation matters, such as responses to subpoenas or in class action matters where the Fund may be part of the plaintiff class (and seeks recovery for losses on a security) or a defendant,

•	Response to regulatory requests for information (the SEC, Financial Industry Regulatory Authority ("FINRA"), state securities regulators, and/or foreign securities authorities, including without limitation requests for information in inspections or for position reporting purposes),

•	To potential sub-advisers of portfolios (pursuant to confidentiality agreements),

•	To consultants for retirement plans for plan sponsors/discussions at due diligence meetings (pursuant to confidentiality agreements),

•	Investment bankers in connection with merger discussions (pursuant to confidentiality agreements).

Portfolio managers and analysts may, subject to the Manager's policies on communications with the press and other media, discuss portfolio information in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their financial intermediary representatives.

The Fund's shareholders may, under unusual circumstances (such as a lack of liquidity in the portfolio to meet redemptions), receive redemption proceeds of their Fund shares paid as pro rata shares of securities held in the Fund's portfolio. In such circumstances, disclosure of the Fund's portfolio holdings may be made to such shareholders.

Any permitted release of otherwise non-public portfolio holdings information must be in accordance with the then-current policy on approved methods for communicating confidential information.

The Chief Compliance Officer (the "CCO") of the Fund and the Manager, Distributor, and Transfer Agent shall oversee the compliance by the Manager, Distributor, Transfer Agent, and their personnel with these policies and procedures. At least annually, the CCO shall report to the Fund's Board on such compliance oversight and on the categories of entities and individuals to which disclosure of portfolio holdings of the Fund has been made during the preceding year pursuant to these policies. The CCO shall report to the Fund's Board any material violation of these policies and procedures and shall make recommendations to the Board as to any amendments that the CCO believes are necessary and desirable to carry out or improve these policies and procedures.

The Manager and/or the Funds have entered into ongoing arrangements to make available information about the Fund's portfolio holdings. One or more of the Oppenheimer funds may currently disclose portfolio holdings information based on ongoing arrangements to the following parties:

ABG Sundal Collier	Fraser Mackenzie	Numis Securities Inc.
Alforma Capital Markets	Friedman, Billings, Ramsey	Oddo Securities
Altrushare	Garp Research & Securities	Oppenheimer & Co., Inc.
Altus Investment Management	George K. Baum & Company	OTR Global
American Technology Research	GMP Securities L.P.	Pacific Crest
Auerbach Grayson & Company	Goldman Sachs & Company	Paradigm Capital
Baird & Company	Good Morning Securities	Petercam/JPP Eurosecurities
Banc of America Securities	Goodbody Stockbrokers	Piper Jaffray Company
Barclays Capital	Handelsbanken Markets Securities	Prager Sealy & Company
Barnard Jacobs Mellet	EFG Istanbul Securities	R. Seelaus & Co., Inc.
BB&T Capital Markets	Helvea Inc.	Ramirez & Company
Belle Haven Investments, Inc.	Hewitt	Raymond James & Associates, Inc.
Beltone Financial	HJ Sims & Co., Inc.	RBC Capital Markets
Bergen Capital	Howard Weil	RBC Dain Rauscher
Bloomberg	HSBC	Redburn Partners
BMO Capital Markets	Hyundai Securities America, Inc.	Renaissance Capital
Brean Murray Carret & Company	ICICI Securities	RiskMetrics Group
Brown Brothers Harriman & Company	Intermonte	Robert W. Baird & Company
Buckingham Research Group	ISI Group	Rocaton
Cabrera Capital	IXIS	Rogers Casey
Callan Associates	Janco Partners	Roosevelt & Cross
Cambridge Associates	Janney Montgomery Scott LLC	Russell/Mellon
Canaccord Adams, Inc.	Jefferies & Company	RV Kuhns
Caris & Company	Jennings Capital Inc.	Sal Oppenheim
Cazenove	Jesup & Lamont Securities	Salman Partners
Cheuvreux	JMP Securities	Samsung Securities
Citigroup	Johnson Rice & Company	Sandler Morris Harris Group
Cleveland Research Company	JPMorgan Chase	Sandler O'Neill & Partners
Cogent	Kaufman Brothers	Sanford C. Bernstein & Company, LLC
Collins Stewart	Kaupthing Securities Inc.	Santander Securities
Commerzbank	Keefe, Bruyette & Woods, Inc.	Scotia Capital
Cormark Securities	Keijser Securities N.V.	Seattle-Northwest Securities
Cowen & Company	Kempen & Co. USA Inc.	Sidoti & Company LLC
Craig-Hallum Capital Group LLC	Kepler Capital Markets	Siebert Brandford Shank & Company
Credit Suisse	KeyBanc Capital Markets	Simmons & Company
Crew & Associates	Kim Eng Securities	Societe Generale
D.A. Davidson & Company	Kotak Mahindra Inc	Standard & Poor's
Daewoo Securities Company, Ltd.	LCG Associates	Stifel, Nicolaus & Company
Dahlman Rose & Company	Lebenthal & Company	Stone & Youngberg
Daiwa Securities	Leerink Swann	SunGard
DeMarche	Loop Capital Markets	Suntrust Robinson Humphrey
DEPFA First Albany Corporation	MainFirst Bank AG	SWS Group, Inc.
Desjardins Securities	Mediobanca Securities USA LLC	FTN Equity Capital Markets Corporation
Deutsche Bank	Merrill Lynch & Company, Inc.	Thomas Weisel Partners
Dougherty & Company	Merrion Stockbrokers Ltd	ThomsonReuters LLC
Dowling Partners	Mesirow Financial	Troika Dialog
Dresdner Kleinwort	Mitsubishi Financial Securities	UBS
Duncan Williams	Mizuho Securities USA	UOB Kay Hian (U.S.) Inc.
Dundee Securities	ML Stern	Vining & Sparks
DZ Financial Markets	Morgan Keegan	Vontobel Securities Ltd
Emmet & Co., Inc.	Morgan Stanley	Wachovia Securities Corporation
Empirical Research	MorningStar	Watson Wyatt
Enskilda Securities	MSCI Barra	Wedbush Morgan Securities
Evaluation Associates	National Bank Financial	Weeden & Company
Exane/BNP Paribas	Natixis Bleichroeder Inc.	West LB
FactSet Research Systems	Ned Davis Research Group	WH Mell & Associates
Fidelity Capital Markets	Needham & Company	William Blair & Company
Fortis Securities	Neue Zürcher Bank	Wilshire
Fox-Pitt, Kelton, Inc.	Nomura Securities International, Inc.	Ziegler Capital Markets Group

How the Funds Are Managed

Organization and History. The Funds, each a series of Panorama Series Fund, Inc. (referred to as the "Company"), is an open-end, diversified management investment company. The Company was organized as a Maryland corporation in August 1981 and is referred to as the "Company" in this SAI.

          Classes of Shares. The Directors are authorized, without shareholder approval, to create new series and classes of shares, to reclassify unissued shares into additional series or classes of shares and to divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Funds. Shares do not have cumulative voting rights or preemptive rights or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

Each Fund currently has two classes of shares authorized. All the Funds offer a class with no name designation referred to as "Non-Service shares" and the Oppenheimer International Growth Fund/VA also offers a Service share class. All classes of a particular Fund invest in the same investment portfolio. Each class of shares:

•	has its own dividends and distributions,

•	pays certain expenses which may be different for the different classes,

•	may have a different net asset value,

•	may have separate voting rights on matters in which interests of one class are different from interests of another class, and

•	votes as a class on matters that affect that class alone.

     Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

■ Meetings of Shareholders. Although the Funds are not required by Maryland law to hold annual meetings, they may hold shareholder meetings from time to time on important matters or when required to do so by the Investment Company Act or other applicable law. The shareholders have the right to call a meeting to remove a Director or to take certain other action described in the Articles of Incorporation or under Maryland law.

The Funds will hold a meeting when the Directors call a meeting or upon proper request of shareholders. If the Funds receive a written request to call a meeting for a specified purpose (which might include the removal of a Director), from the record holders of at least 25% of the outstanding shares eligible to be voted at a meeting, the Directors will call a meeting of shareholders for that specified purpose. The Funds have undertaken that they will then either give the applicants access to the Funds' shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Board of Directors and Oversight Committees. The Funds are governed by a Board of Directors, which is responsible for protecting the interests of shareholders under Maryland law. The Directors meet periodically throughout the year to oversee the Funds' activities, review its performance, and review the actions of the Manager.

     The Audit Committee held 5 meetings during the Funds' fiscal year ended December 31, 2008. The Review Committee held 4 meetings during the Funds' fiscal year ended December 31, 2008. The Governance Committee held 3 meetings during the Funds' fiscal year ended December 31, 2008.

The Board of Directors has an Audit Committee, a Review Committee and a Governance Committee. Each committee is comprised solely of Directors who are not "interested persons" under the Investment Company Act (the "Independent Directors"). The members of the Audit Committee are George C. Bowen (Chairman), Edward L. Cameron, Robert J. Malone and F. William Marshall, Jr. The Audit Committee furnishes the Board with recommendations regarding the selection of the Funds' independent registered public accounting firm (also referred to as the "independent Auditors"). Other main functions of the Audit Committee, outlined in the Audit Committee Charter, include, but are not limited to: (i) reviewing the scope and results of financial statement audits and the audit fees charged; (ii) reviewing reports from the Funds' independent Auditors regarding the Funds' internal accounting procedures and controls; (iii) reviewing reports from the Manager's Internal Audit Department; (iv)  reviewing certain reports from and meet periodically with the Funds' Chief Compliance Officer; (v) maintaining a separate line of communication between the Funds' independent Auditors and the Independent Directors; (vi) reviewing the independence of the Funds' independent Auditors; and (vii) pre-approving the provision of any audit or non-audit services by the Funds' independent Auditors, including tax services, that are not prohibited by the Sarbanes-Oxley Act, to the Funds, the Manager and certain affiliates of the Manager.

The Review Committee is comprised solely of Independent Directors. The members of the Review Committee are Sam Freedman (Chairman), Jon S. Fossel, Richard F. Grabish and Beverly L. Hamilton. Among other duties, as set forth in the Review Committee's Charter, the Review Committee reports and makes recommendations to the Board concerning the fees paid to the Funds' transfer agent and the Manager and the services provided to the Funds by the transfer agent and the Manager. The Review Committee also reviews the adequacy of the Funds' Codes of Ethics, the Funds' investment performance as well as the policies and procedures adopted by the Funds to comply with the Investment Company Act and other applicable law.

The Governance Committee is comprised solely of Independent Directors. The members of the Governance Committee are Robert J. Malone (Chairman), William Armstrong, Edward L. Cameron, Beverly L. Hamilton and F. William Marshall, Jr. The Governance Committee has adopted a charter setting forth its duties and responsibilities. Among other duties, the Governance Committee reviews and oversees the Funds' governance guidelines, the adequacy of the Funds' Code of Ethics and the nomination of Directors, including Independent Directors. The Governance Committee has adopted a process for shareholder submission of nominees for board positions. Shareholders may submit names of individuals, accompanied by complete and properly supported resumes, for the Governance Committee's consideration by mailing such information to the Governance Committee in care of the Funds. The Governance Committee may consider such persons at such time as it meets to consider possible nominees. The Governance Committee, however, reserves sole discretion to determine which candidates for Directors and Independent Directors it will recommend to the Board and/or shareholders and it may identify candidates other than those submitted by Shareholders. The Governance Committee may, but need not, consider the advice and recommendation of the Manager and/or its affiliates in selecting nominees. The full Board elects new Directors except for those instances when a shareholder vote is required.

Shareholders who desire to communicate with the Board should address correspondence to the Board or an individual Board member and may submit their correspondence electronically at www.oppenheimerfunds.com under the caption "contact us" or by mail to the Funds at the address below.

Directors and Officers of the Funds. Except for Mr. Murphy, each of the Directors is an Independent Director. All of the Directors are also trustees or directors of the following Oppenheimer/Centennial funds (referred to as "Board II Funds") except for Mr. Grabish, who serves as Trustee for only the following funds: Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC:

Oppenheimer Capital Income Fund	Oppenheimer Principal Protected Trust
Oppenheimer Cash Reserves	Oppenheimer Principal Protected Trust II
Oppenheimer Champion Income Fund	Oppenheimer Principal Protected Trust III
Oppenheimer Commodity Strategy Total Return Fund	Oppenheimer Senior Floating Rate Fund
Oppenheimer Equity Fund, Inc.	Oppenheimer Strategic Income Fund
Oppenheimer Integrity Funds	Oppenheimer Variable Account Funds
Oppenheimer International Bond Fund	Panorama Series Fund, Inc.
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Funds, Inc.
Oppenheimer Main Street Opportunity Fund	Centennial Government Trust
Oppenheimer Main Street Small Cap Fund	Centennial Money Market Trust
Oppenheimer Master Event-Linked Bond Fund, LLC
Oppenheimer Master Loan Fund, LLC
Oppenheimer Municipal Fund
Oppenheimer Portfolio Series Fixed Income Active Allocation Fund

Present or former officers, directors, trustees and employees (and their immediate family members) of the Funds, the Manager and its affiliates, and retirement plans established by them for their employees are permitted to purchase Class A shares of the Funds and the other Oppenheimer funds at net asset value without sales charge. The sales charge on Class A shares is waived for that group because of the reduced sales efforts realized by the Distributor. Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager and its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are also permitted to purchase Class Y shares of the Oppenheimer funds that offer Class Y shares.

Messrs. Evans, Memani, Reinganum, Schmidt, Zavanelli, Zhou, Edwards, Legg, Murphy, Petersen, Vandehey, Wixted and Zack and Mss. Bullington, Bloomberg, Ives and Ruffle, who are officers of the Funds, hold the same offices with one or more of the other Board II Funds. As of April 1, 2009 the Directors and officers of the Funds, as a group, owned of record or beneficially less than 1% of any class of shares of the Funds. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under that plan by the officers of the Board II Funds. In addition, none of the Independent Directors (nor any of their immediate family members) owns securities of either the Manager or the Distributor or of any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor of the Board II Funds.

Biographical Information. The Directors and officers, their positions with the Funds, length of service in such position(s), and principal occupations and business affiliations during at least the past five years are listed in the charts below. The charts also include information about each Director's beneficial share ownership in the Funds and in all of the registered investment companies that the Director oversees in the Oppenheimer family of funds ("Supervised Funds"). The address of each Director in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Director serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Independent Directors
Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Funds in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
William L. Armstrong, Chairman of the Board of Directors since 2003, Director since 1999 Age: 72

President, Colorado Christian University (since 2006); Chairman, Cherry Creek Mortgage Company (since 1991), Chairman, Centennial State Mortgage Company (since 1994), Chairman, The El Paso Mortgage Company (since 1993); Chairman, Ambassador Media Corporation (since 1984); Chairman, Broadway Ventures (since 1984); Director of Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), former Director of Campus Crusade for Christ (non-profit) (1991-2008); former Director, The Lynde and Harry Bradley Foundation, Inc. (non-profit organization) (2002-2006); former Chairman of: Transland Financial Services, Inc. (private mortgage banking company) (1997-2003), Great Frontier Insurance (1995-2000), Frontier Real Estate, Inc. (residential real estate brokerage) (1994-2000) and Frontier Title (title insurance agency) (1995-2000); former Director of the following: UNUMProvident (insurance company) (1991-2004), Storage Technology Corporation (computer equipment company) (1991-2003) and International Family Entertainment (television channel) (1992-1997); U.S. Senator (January 1979-January 1991). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
George C. Bowen, Director since 2002 Age: 72

Assistant Secretary and Director of Centennial Asset Management Corporation (December 1991-April 1999); President, Treasurer and Director of Centennial Capital Corporation (June 1989-April 1999); Chief Executive Officer and Director of MultiSource Services, Inc. (March 1996-April 1999); Mr. Bowen held several positions with the Manager and with subsidiary or affiliated companies of the Manager (September 1987-April 1999). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Edward L. Cameron, Director since 2002 Age: 70

Member of The Life Guard of Mount Vernon (George Washington historical site) (June 2000 – June 2006); Partner of PricewaterhouseCoopers LLP (accounting firm) (July 1974-June 1999); Chairman of Price Waterhouse LLP Global Investment Management Industry Services Group (accounting firm) (July 1994-June 1998). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Jon S. Fossel, Director since 1997 Age: 67

Chairman of the Board (since 2006) and Director (since June 2002) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (since November 2004); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Manager; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. ("OAC") (parent holding company of the Manager), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Sam Freedman, Director since 1996 Age: 68

Director of Colorado UpLIFT (charitable organization) (since September 1984). Mr. Freedman held several positions with the Manager and with subsidiary or affiliated companies of the Manager (until October 1994). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Richard F. Grabish, Director since 2008 Age: 60

Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 16 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Beverly L. Hamilton, Director since 2002 Age: 62

Trustee of Monterey Institute for International Studies (educational organization) (since February 2000); Board Member of Middlebury College (educational organization) (since December 2005); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002-2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (since 2006) of American Funds' Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston's Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
Robert J. Malone, Director since 2002 Age: 64

Board of Directors of Opera Colorado Foundation (non-profit organization) (since March 2008); Director of Jones Knowledge, Inc. (since 2006); Director of Jones International University (educational organization) (since August 2005); Chairman, Chief Executive Officer and Director of Steele Street Bank & Trust (commercial banking) (since August 2003); Director of Colorado UpLIFT (charitable organization) (since 1986); Trustee of the Gallagher Family Foundation (non-profit organization) (since 2000); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of Jones Knowledge, Inc. (2001-July 2004); and Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004). Oversees 38 portfolios in the OppenheimerFunds complex.

		None	Over $100,000
F. William Marshall, Jr., Director since 2002 Age: 66

Trustee Emeritas of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (since 1996) and MML Series Investment Fund (investment company) (since 1996); President and Treasurer of the SIS Funds (private charitable fund) (since January 1999); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS & Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 40 portfolios in the OppenheimerFunds complex.*

		None	Over $100,000

*     Includes two open-end investment companies: MassMutual Select Funds and MML Series Investment Fund. In accordance with the instructions for SEC Form N-1A, for purposes of this section only, MassMutual Select Funds and MML Series Investment Fund are included in the "Fund Complex." The Manager does not consider MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds "Fund Complex" as that term may be otherwise interpreted.

Mr. Murphy is an "Interested Director" because he is affiliated with the Manager by virtue of his positions as an officer and director of the Manager, and as a shareholder of its parent company. The address of Mr. Murphy is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008. Mr. Murphy serves as a Director for an indefinite term, or until his resignation, retirement, death or removal. He serves as an officer for an indefinite term, which would end: (a) upon the request of the Board, (b) if he is no longer an officer of the Manager., (c) if a material change in his duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his resignation, retirement, or death. Mr. Murphy was elected as a Director of the Funds with the understanding that in the event he ceases to be the chief executive officer of the Manager, he will resign as a Director of the Funds and the other Board II Funds (defined above) for which he is a director or trustee.

Interested Director and Officer
Name, Position(s) Held with the Funds, Length of Service, Age	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/Directorships Held; Number of Funds in the Fund Complex Currently Overseen	Dollar Range of Shares Beneficially Owned in the Funds	Aggregate Dollar Range Of Shares Beneficially Owned in All Supervised Funds
As of December 31, 2008
John V. Murphy, Director since 2002 and President and Principal Executive Officer since 2001 Age: 59

Chairman and Director of the Manager (since June 2001); Chief Executive Officer of the Manager (June 2001-December 2008); President of the Manager (September 2000-February 2007); President and director or trustee of other Oppenheimer funds; President and Director of Oppenheimer Acquisition Corp. ("OAC") (the Manager's parent holding company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the Manager) (November 2001-December 2006); Chairman and Director of Shareholder Services, Inc. and of Shareholder Financial Services, Inc. (transfer agent subsidiaries of the Manager) (since July 2001); President and Director of OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since July 2001); Director of the following investment advisory subsidiaries of the Manager: OFI Institutional Asset Management, Inc., Centennial Asset Management Corporation and Trinity Investment Management Corporation (since November 2001), HarbourView Asset Management Corporation and OFI Private Investments, Inc. (since July 2001); President (since November 2001) and Director (since July 2001) of Oppenheimer Real Asset Management, Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company (OAC's parent company) (since February 1997); Director of DLB Acquisition Corporation (holding company parent of Babson Capital Management LLC) (since June 1995); Chairman (since October 2007) and Member of the Investment Company Institute's Board of Governors (since October 2003). Oversees 102 portfolios in the OppenheimerFunds complex.

		None	Over $100,000

The addresses of the officers in the chart below are as follows: for Messrs., Evans, Memani, Reinganum, Schmidt, Zavanelli, Zhou, Edwards and Zack and Mss. Bloomberg and Ruffle, Two World Financial Center, 225 Liberty Street, New York, New York 10281-1008, for Messrs. Legg, Petersen, Vandehey and Wixted and Mss. Bullington and Ives, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each officer serves for an indefinite term, which would end: (a) upon the request of the Board, (b) if he or she is no longer an officer of the Manager, (c) if a material change in his or her duties occurs that are inconsistent with a position as officer the Fund, or (d) upon his or her resignation, retirement, or death.

Other Officers of the Fund
Name, Position(s) Held with the Fund, Length of Service, Age	Principal Occupation(s) During Past 5 Years
George Evans, Vice President and Portfolio Manager since 1999 Age: 48	Vice President (since October 1993) and Director of International Equities (since July 2004) of the Manager. An officer of 3 portfolios in the OppenheimerFunds complex.
Krishna Memani Vice President and Portfolio Manager since 2009 Age: 49

Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager (since March 2009). Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006-January 2009). He was the Chief Credit Strategist at Credit Suisse Securities (August 2002-March 2006). He was a Managing Director and Senior Portfolio Manager at Putnam Investments (September 1998-June 2002). An officer of other portfolios in the OppenheimerFunds complex.

Dr. Marc Reinganum, Vice President and Portfolio Manager since 2003 Age: 54

Vice President of the Manager (since September 2002); a Director of Quantitative Research and Portfolio Strategist for Equities. Formerly the Mary Jo Vaughn Rauscher Chair in Financial Investments at Southern Methodist University (since 1995). At Southern Methodist University he also served as the Director of the Finance Institute, Chairman of the Finance Department, President of the Faculty at the Cox School of Business and member of the Board of Trustee Investment Committee. An officer of 3 portfolios in the OppenheimerFunds complex.

David E. Schmidt, Vice President and Portfolio Manager since 2003 Age: 46

Chief Investment Officer (since July 2003), Deputy Chief Investment Officer (June 2002-June 2003), Director of Product Development (December 1999-present) and an analyst (August 1994-December 1999) of Trinity Investment Management Corporation, a wholly-owned subsidiary of the Manager's immediate parent, Oppenheimer Acquisition Corp.

Mark Zavanelli Vice President and Portfolio Manager since 2008 Age: 38	Vice President of the Manager (since November 2000); a Chartered Financial Analyst. An officer of 6 portfolios in the OppenheimerFunds complex.
Alex Zhou Vice President and Portfolio Manager since 2008 Age: 43

Senior quantitative analyst of the Manager (since June 1999), assisting in the management and maintenance of the quantitative models for the Main Street Funds. He has been a portfolio manager of the Manager (since January 2007) and an Assistant Vice President of the Manager (since 2001). An officer of 3 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Assistant Treasurer since 2004 Age: 38

Vice President of the Manager (since February 2007); Assistant Vice President of the Manager (August 2002-February 2007); Manager/Financial Product Accounting of the Manager (November 1998-July 2002). An officer of 102 portfolios in the OppenheimerFunds complex.

Stephanie Bullington, Assistant Treasurer since 2008 Age: 32

Assistant Vice President of the Manager (since October 2005); Assistant Vice President of ButterField Fund Services (Bermuda) Limited, part of The Bank of N.T. Butterfield & Son Limited (Butterfield) (February 2004-June 2005); Fund Accounting Officer of Butterfield Fund Services (Bermuda) Limited (September 2003-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Robert G. Zack, Vice President and Secretary since 2001 Age: 60

Executive Vice President (since January 2004) and General Counsel (since March 2002) of the Manager; General Counsel and Director of the Distributor (since December 2001); General Counsel of Centennial Asset Management Corporation (since December 2001); Senior Vice President and General Counsel of HarbourView Asset Management Corporation (since December 2001); Secretary and General Counsel of OAC (since November 2001); Assistant Secretary (since September 1997) and Director (since November 2001) of OppenheimerFunds International Ltd. and OppenheimerFunds plc; Vice President and Director of Oppenheimer Partnership Holdings, Inc. (since December 2002); Director of Oppenheimer Real Asset Management, Inc. (since November 2001); Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc. (since December 2001); Senior Vice President, General Counsel and Director of OFI Private Investments, Inc. and OFI Trust Company (since November 2001); Vice President of OppenheimerFunds Legacy Program (since June 2003); Senior Vice President and General Counsel of OFI Institutional Asset Management, Inc. (since November 2001); Director of OppenheimerFunds International Distributor Limited (since December 2003); Senior Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Lisa I. Bloomberg, Assistant Secretary since 2004 Age: 41

Vice President (since 2004) and Deputy General Counsel (since May 2008); of the Manager; Associate Counsel of the Manager (May 2004-May 2008); First Vice President (April 2001-April 2004), Associate General Counsel (December 2000-April 2004) of UBS Financial Services, Inc. An officer of 102 portfolios in the OppenheimerFunds complex.

Kathleen T. Ives, Assistant Secretary since 2001 Age: 43

Vice President (since June 1998), Deputy General Counsel (since May 2008) and Assistant Secretary (since October 2003) of the Manager; Vice President (since 1999) and Assistant Secretary (since October 2003) of the Distributor; Assistant Secretary of Centennial Asset Management Corporation (since October 2003); Vice President and Assistant Secretary of Shareholder Services, Inc. (since 1999); Assistant Secretary of OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc. (since December 2001); Senior Counsel of the Manager (October 2003-May 2008). An officer of 102 portfolios in the OppenheimerFunds complex.

Taylor V. Edwards, Assistant Secretary since 2008 Age : 41

Vice President and Assistant Counsel of the Manager (since February 2007); Assistant Vice President and Assistant Counsel of the Manager (January 2006-January 2007); Formerly an Associate at Dechert LLP (September 2000-December 2005). An officer of 102 portfolios in the OppenheimerFunds complex.

Randy G. Legg, Assistant Secretary since 2008 Age : 43

Vice President (since June 2005) and Associate Counsel (since January 2007) of the Manager; Assistant Vice President (February 2004-June 2005) and Assistant Counsel (February 2004-January 2007) of the Manager. An officer of 102 portfolios in the OppenheimerFunds complex.

Adrienne M. Ruffle, Assistant Secretary since 2008 Age : 31

Vice President (since February 2007) and Assistant Counsel (since February 2005) of the Manager; Assistant Vice President of the Manager (February 2005-February 2007); Associate (September 2002-February 2005) at Sidley Austin LLP. An officer of 102 portfolios in the OppenheimerFunds complex.

Mark S. Vandehey, Vice President and Chief Compliance Officer since 2004 Age: 58

Senior Vice President and Chief Compliance Officer of the Manager (since March 2004); Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management and Shareholder Services, Inc. (since March 2004); Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc. (since June 1983); Former Vice President and Director of Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer since 1999 Age: 49	Senior Vice President of the Manager (since March 1999); Treasurer of the Manager and the following: HarbourView Asset Management Corporation, Shareholder Financial Services, Inc., Shareholder Services, Inc., Oppenheimer Real Asset Management, Inc. and Oppenheimer Partnership Holdings, Inc. (March 1999-June 2008), OFI Private Investments, Inc. (March 2000-June 2008), OppenheimerFunds International Ltd. and OppenheimerFunds plc (since May 2000), OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and Chief Financial Officer of OFI Trust Company (trust company subsidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (March 1999-June 2008), Centennial Asset Management Corporation (March 1999-October 2003) and OppenheimerFunds Legacy Program (April 2000-June 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

Remuneration of the Officers and Directors. The officers and the interested Director of the Funds, who are affiliated with the Manager, receive no salary or fee from the Funds. The Independent Directors received the compensation shown below from the Funds for serving as a Director and member of a committee (if applicable), with respect to the Funds' fiscal year ended December 31, 2008. The total compensation from the Funds and fund complex represents compensation received for serving as a Director and member of a committee (if applicable) of the Boards of the Funds and other funds in the OppenheimerFunds complex during the calendar year ended December 31, 2008.

Name of Director and Other Fund Position(s) (as applicable)	Aggregate Compensation From the Funds(1) Fiscal year ended December 31, 2008	Total Compensation From the Funds and Fund Complex(2) Year ended December 31, 2008
William L. Armstrong Chairman of the Board and Governance Committee Member	$5,012	$261,000
George C. Bowen Audit Committee Member	$4,010	$208,800
Edward L. Cameron Audit Committee Chairman	$3,341	$174,000
Jon S. Fossel Review Committee Member	$3,341	$174,000
Sam Freedman Review Committee Chairman	$3,843	$200,100
Richard Grabish(5) Review Committee Member	$3,341	$39,266
Beverly Hamilton Review Committee Member and Governance Committee Member	$3,338(3)	$165,300
Robert J. Malone Governance Committee Chairman and Audit Committee Member	$3,839	$200,100
F. William Marshall, Jr. Audit Committee Member and Governance Committee Member	$3,338	$297,750(4)
1.	"Aggregate Compensation From the Funds" includes fees and deferred compensation, if any.

2.

In accordance with SEC regulations, for purposes of this section only, "Fund Complex" includes the Oppenheimer funds, the MassMutual Institutional Funds, the MassMutual Select Funds and the MML Series Investment Fund, the investment adviser for which is the indirect parent company of the Funds' Manager. The Manager also serves as the Sub-Advisor to the following: MassMutual Premier International Equity Fund, MassMutual Premier Main Street Fund, MassMutual Premier Strategic Income Fund, MassMutual Premier Capital Appreciation Fund, and MassMutual Premier Global Fund. The Manager does not consider MassMutual Institutional Funds, MassMutual Select Funds and MML Series Investment Fund to be part of the OppenheimerFunds' "Fund Complex" as that term may be otherwise interpreted.

3.	Includes $3,338 deferred by Ms. Hamilton under the "Compensation Deferral Plan" described below.

4.	Includes $ 123,750 compensation paid to Mr. Marshall for serving as a Trustee for MassMutual Select Funds and MML Series Investment Fund.

5.

Mr. Grabish serves as Trustee for only the following funds: Centennial Government Trust, Centennial Money Market Trust, Oppenheimer Core Bond Fund, Oppenheimer Limited-Term Government Fund, Panorama Series Fund, Inc., Oppenheimer Principal Protected Trust, Oppenheimer Principal Protected Trust II, Oppenheimer Principal Protected Trust III, Oppenheimer Senior Floating Rate Fund, Oppenheimer Portfolio Series Fixed Income Active Allocation Fund, Oppenheimer Master Event-Linked Bond Fund, LLC and Oppenheimer Master Loan Fund, LLC.

■

Compensation Deferral Plan For Directors. The Board of Directors has adopted a Compensation Deferral Plan for Independent Directors that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Funds. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the amount of compensation deferred and the performance of the selected funds.

Deferral of Directors' fees under the plan will not materially affect the Funds' assets, liabilities or net income per share. The plan will not obligate the Funds to retain the services of any Director or to pay any particular level of compensation to any Director. Pursuant to an Order issued by the SEC, the Funds may invest in the funds selected by the Directors under the plan without shareholder approval for the limited purpose of determining the value of the Directors' deferred compensation account.

■ Principal Holders. As of April 1, 2009 , the only persons or entities who owned of record or were known by each Fund to own beneficially 5% or more of any class of the Fund's outstanding shares were:

Growth Portfolio

Commonwealth Annuity and Life Insurance Company owned 6.37% of the outstanding shares of Growth Portfolio.
Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 93.63% of the outstanding shares of Growth Portfolio for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

Total Return Portfolio

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 97.23% of the outstanding shares of Total Return Portfolio for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

International Growth Fund/VA

CUNA Mutual Life Insurance Company of Waverly, IA owned 27.41% of the outstanding Non-Service shares of International Growth Fund/VA.
Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 38.23% of the outstanding shares of International Growth Fund/VA for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

Massachusetts Mutual Life Insurance Company of Springfield, MA, owned 32.37% of the outstanding shares of International Growth Fund/VA for variable annuity contracts, variable life insurance policies and other investment products owned by its customers.

The Manager. The Manager is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services organization.

■

Code of Ethics. The Funds, the Manager, and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of a Fund's transactions. Covered persons include persons with knowledge of the investments and investment intentions of a Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by a Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

The Code of Ethics is an exhibit to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.551.8090. The Code of Ethics can also be viewed as part of the Funds' registration statement on the SEC's EDGAR database at the SEC's website at www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.

■ Portfolio Proxy Voting. The Fund has adopted Portfolio Proxy Voting Policies and Procedures, which include Proxy Voting Guidelines, under which the Fund votes proxies relating to securities held by the Fund (" portfolio proxies"). OppenheimerFunds, Inc. generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. The Fund has retained an independent, third party proxy voting agent to vote portfolio proxies in accordance with the Fund 's Proxy Voting Guidelines and to maintain records of such portfolio proxy voting. The Portfolio Proxy Voting Policies and Procedures include provisions to address conflicts of interest that may arise between the Fund and the Manager or the Manager's affiliates or business relationships. Such a conflict of interest may arise, for example, where the Manager or an affiliate of the Manager manages or administers the assets of a pension plan or other investment account of the portfolio company soliciting the proxy or seeks to serve in that capacity. The Manager and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. Additionally, the Manager employs the following procedures, as long as OFI determines that the course of action is consistent with the best interests of the Fund and its shareholders: (1) if the proposal that gives rise to the conflict is specifically addressed in the Proxy Voting Guidelines, the Manager will vote the portfolio proxy in accordance with the Proxy Voting Guidelines, provided that they do not provide discretion to the Manager on how to vote on the matter; (2) if such proposal is not specifically addressed in the Proxy Voting Guidelines or the Proxy Voting Guidelines provide discretion to the Manager on how to vote, the Manager will vote in accordance with the third-party proxy voting agent's general recommended guidelines on the proposal provided that the Manager has reasonably determined that there is no conflict of interest on the part of the proxy voting agent; and (3) if neither of the previous two procedures provides an appropriate voting recommendation, the Manager may retain an independent fiduciary to advise the Manager on how to vote the proposal or may abstain from voting. The Proxy Voting Guidelines' provisions with respect to certain routine and non-routine proxy proposals are summarized below:

•

The Fund evaluates director nominees on a case-by-case basis, examining the following factors, among others: composition of the board and key board committees, experience and qualifications, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance and the nominee's investment in the company.

•

The Fund generally supports proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure.

•

The Fund generally supports proposals asking that a majority of directors be independent. The Fund generally supports proposals asking that a board audit, compensation, and/or nominating committee be composed exclusively of independent directors.

•	The Fund generally supports shareholder proposals to reduce a super-majority vote requirement, and opposes management proposals to add a super-majority vote requirement.

•	The Fund generally supports proposals to allow shareholders the ability to call special meetings.

•	The Fund generally supports proposals to allow or make easier shareholder action by written consent.

•	The Fund generally votes against proposals to create a new class of stock with superior voting rights.

•	The Fund generally votes against proposals to classify a board.

•	The Fund generally supports proposals to eliminate cumulative voting.

•	The Fund generally opposes re-pricing of stock options without shareholder approval.

•	The Fund generally supports proposals to require majority voting for the election of directors.

•	The Fund generally supports proposals seeking additional disclosure of executive and director pay information.

•	The Fund generally supports proposals seeking disclosure regarding the company's, board's or committee's use of compensation consultants.

•	The Fund generally supports "pay-for-performance" proposals that align a significant portion of total compensation of senior executives to company performance.

•	The Fund generally supports having shareholder votes on poison pills.

•	The Fund generally supports proposals calling for companies to adopt a policy of not providing tax gross-up payments.

•

In the case of social, political and environmental responsibility issues, the Fund will generally abstain where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.  The Fund generally supports proposals that would clearly have a discernible positive impact on short- or long-term share value, or that would have a presently indiscernible impact on short- or long-term share value but promotes general long-term interests of the company and its shareholders.

     The Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's Form N-PX filing is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048 and (ii) on the SEC's website at www.sec.gov.

■

The Investment Advisory Agreement. The Manager provides investment advisory and management services to each Fund under an investment advisory agreement between the Manager and the respective Fund. The Manager selects securities for the Fund's and handles its day-to-day business. The portfolio managers of the Funds are employed by the Manager and are the persons who are principally responsible for the day-to-day management of each Fund's portfolio. Other members of the Manager's investment teams provide the portfolio managers with counsel and support in managing the Funds as appropriate.

The agreement requires the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. It also requires the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for each Fund. Those responsibilities include the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

The Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund's net assets represented by that class.

The management fees paid by the Funds to the Manager during the Fund's last three fiscal years are listed below.

Fund	Management Fees Paid to OppenheimerFunds, Inc. in the Fiscal Years Ended:
	12/31/06	12/31/07	12/31/08
Total Return Portfolio	$1,545,366	$1,445,716	$1,062,300
Growth Portfolio	$968,401	$928,248	$659,276
Oppenheimer International Growth Fund/VA	$2,649,792	$3,666,865	$3,559,741
Total (All Funds)	$5,163,559	$6,040,829	$5,281,317

The investment advisory agreement states that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss the Fund sustains in connection with matters to which the agreement relates.

     The agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the Manager may withdraw the right of the Fund to use the name "Oppenheimer" as part of its name.

Pending Litigation. During 2009, a number of complaints have been filed in federal courts against the Manager, the Distributor, and certain other mutual funds ("Defendant Funds") advised by the Manager and distributed by the Distributor.  The complaints naming the Defendant Funds also name certain officers and trustees and former trustees of the respective Defendant Fund.  The plaintiffs are seeking class action status on behalf of those who purchased shares of the respective Defendant Fund during a particular time period.  The complaints against the Defendant Funds raise claims under federal securities laws to the effect that, among other things, the disclosure documents of the respective Defendant Fund contained misrepresentations and omissions, that such Defendant Fund's investment policies were not followed, and that such Defendant Fund and the other defendants violated federal securities laws and regulations.   The plaintiffs seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.

     A complaint brought in state court against the Manager, the Distributor and another subsidiary of the Manager (but not against the Funds), on behalf of the Oregon College Savings Plan Trust alleges a variety of claims, including breach of contract, breach of fiduciary duty, negligence and violation of state securities laws. Plaintiffs seek compensatory damages, equitable relief and an award of attorneys' fees and litigation expenses.

Other complaints have been filed in state and federal courts, by investors who made investments through an affiliate of the Manager, against the Manager and certain of its affiliates, regarding the alleged investment fraud perpetrated by Bernard Madoff and his firm ("Madoff").  Those lawsuits, in 2008 and 2009, allege a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others.  They seek unspecified damages, equitable relief and an award of attorneys' fees and litigation expenses.  None of the suits have named the Distributor, any of the Oppenheimer mutual funds or any of their independent Trustees or Directors.  None of the Oppenheimer funds invested in any funds or accounts managed by Madoff.

The Manager believes that the lawsuits described above are without legal merit and intends to defend them vigorously.  The Defendant Funds' Boards of Trustees have also engaged counsel to defend the suits vigorously on behalf of those Funds, their boards and the individual independent Trustees named in those suits.  While it is premature to render any opinion as to the likelihood of an outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Funds, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer Funds.

Portfolio Managers. The Funds are managed by a team of investment professionals, listed below. Each is referred to as a "Portfolio Manager" and collectively they are referred to as the "Portfolio Managers") who are responsible for the day-to-day management of the Fund's investments.

Total Return Portfolio

The equity component of the Fund's investments is managed by David Schmidt and the fixed-income component of the Fund's investments is managed by Krishna Memani and Peter Strzalkowski (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers"). Mr. Schmidt, Mr. Memani and Mr. Strzalkowski are primarily responsible for the day-to-day management of the Fund's investments.

International Growth Fund/VA

International Growth Fund/VA is managed by George R. Evans (referred to as the "portfolio manager"). He is the person responsible for the day-to-day management of the Fund's investments.

Growth Portfolio

The Fund is co-managed by Marc Reinganum, Mark Zavanelli and Alex Zhou (each is referred to as a "portfolio manager" and collectively they are referred to as the "portfolio managers") who are responsible for the day-to-day management of the Fund's investments.

Other Accounts Managed by the Portfolio Managers. In addition to managing each Fund's investments, several portfolio managers also manage other investment portfolios and accounts, on behalf of the Manager or its affiliates. The following table provides information regarding the other portfolios and accounts as of December 31, 2008:

Portfolio Manager	Registered Investment Companies Managed	Total Assets in Registered Investment Companies Managed[1]	Other Pooled Investment Vehicles Managed	Total Assets in Other Pooled Investment Vehicles Managed[1]	Other Accounts Managed	Total Assets in Other Accounts Managed [1,2]
George Evans	4	$3,690	2	$40	0	0
Mark Zavanelli	18	$15,451	1	$39	2	$374
Alex Zhou	6	$8,788	1	$39	0	$0
Marc Reinganum	18	$15,451	1	$39	2	$374
David Schmidt	0	0	0	0	52	$1,659
Krishna Memani[3]	N/A	N/A	N/A	N/A	N/A	N/A
Peter Strzalkowski[3]	N/A	N/A	N/A	N/A	N/A	N/A
1	In millions.

2	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

3	Messrs. Memani and Strzalkowski did not become portfolio mangers of their respective Fund until April 2009.

■     Compensation of the Portfolio Managers. The Portfolio Managers are employed and compensated by the Manager, not the Funds. Under the Manager 's compensation program for its portfolio managers and portfolio analysts, Fund performance is the most important element of compensation with half of annual cash compensation based on relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Manager. This is intended to align the portfolio managers and analysts interests with the success of the funds and accounts and their shareholders. The Manager's compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. As of December 31, 2008, the Portfolio Managers compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and stock appreciation rights in regard to the common stock of the Manager's holding company parent, as well as restricted shares of such common stock. Senior portfolio managers may also be eligible to participate in the Manager' s deferred compensation plan.

The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions. The annual discretionary bonus is determined by senior management of the Manager and is based on a number of factors, including, for the lead portfolio manager, a fund's pre-tax performance for periods of up to five years, measured against an appropriate Lipper benchmark selected by management. The majority (80%) is based on three and five year data, with longer periods weighted more heavily. Below median performance in all three periods results in an extremely low, and in some cases no, performance based bonus. Other factors considered include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development. The Portfolio Managers' compensation is not based on the total value of the Fund's portfolio assets, although the Funds' investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the Funds and other funds and accounts managed by the Portfolio Managers. The compensation structure of the other funds and accounts currently managed by the Portfolio Managers is the same as the compensation structure of the Fund, described above.

■	Ownership of Fund Shares. As of December 31, 2008, the Portfolio Managers did not own any shares of any of the Funds.

Name of Fund	Portfolio Manager	Range of Shares Beneficially Owned in the Funds
International Growth Fund/VA	George Evans	None
Growth Portfolio	Marc Reinganum	None
	Mark Zavanelli	None
	Alex Zhou	None
Total Return Portfolio	David Schmidt	None
	Krishna Memani	None
	Peter Strzalkowski	None

Brokerage Policies of the Funds

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the investment advisory agreement is to arrange the portfolio transactions for the Funds. The advisory agreement contains provisions relating to the employment of broker-dealers to effect the Funds' portfolio transactions. The Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated brokers," as that term is defined in the Investment Company Act, that the Manager thinks, in its best judgment based on all relevant factors, will implement the policy of the Funds to obtain, at reasonable expense, the "best execution" of the Funds' portfolio transactions. "Best execution" means prompt and reliable execution at the most favorable price obtainable for the services provided. The Manager need not seek competitive commission bidding. However, it is expected to be aware of the current rates of eligible brokers and to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors.

Under the investment advisory agreement, in choosing brokers to execute portfolio transactions for the Funds, the Manager may select brokers (other than affiliates) that provide both brokerage and research services to the Funds. The commissions paid to those brokers may be higher than another qualified broker would charge, if the Manager makes a good faith determination that the commission is fair and reasonable in relation to the services provided.

Brokerage Practices Followed by the Manager. The Manager allocates brokerage for the Funds subject to the provisions of the investment advisory agreement and other applicable rules and procedures described below.

The Manager's portfolio traders allocate brokerage based upon recommendations from the Manager's portfolio managers, together with the portfolio traders' judgment as to the execution capability of the broker or dealer. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Manager's executive officers supervise the allocation of brokerage.

For the Funds, transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and therefore would not have the benefit of negotiated commissions that are available in U.S. markets. Brokerage commissions are paid primarily for transactions in listed securities or for certain fixed-income agency transactions executed in the secondary market. Otherwise, brokerage commissions are paid only if it appears likely that a better price or execution can be obtained by doing so. In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates.

Other accounts advised by the Manager have investment policies similar to those of the Funds. Those other accounts may purchase or sell the same securities as the Fund at the same time as the Funds, which could affect the supply and price of the securities. If two or more accounts advised by the Manager purchase the same security on the same day from the same dealer, the transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. When possible, the Manager tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

Rule 12b-1 under the Investment Company Act prohibits any fund from compensating a broker or dealer for promoting or selling the fund's shares by (1) directing to that broker or dealer any of the fund's portfolio transactions, or (2) directing any other remuneration to that broker or dealer, such as commissions, mark-ups, mark downs or other fees from the fund's portfolio transactions, that were effected by another broker or dealer (these latter arrangements are considered to be a type of "step-out" transaction). In other words, a fund and its investment adviser cannot use the fund's brokerage for the purpose of rewarding broker-dealers for selling the fund's shares.

However, the Rule permits funds to effect brokerage transactions through firms that also sell fund shares, provided that certain procedures are adopted to prevent a quid pro quo with respect to portfolio brokerage allocations. As permitted by the Rule, the Manager has adopted procedures (and the Funds' Board of Directors has approved those procedures) that permit the Funds to direct portfolio securities transactions to brokers or dealers that also promote or sell shares of the Funds, subject to the "best execution" considerations discussed above. Those procedures are designed to prevent: (1) the Manager's personnel who effect the Funds' portfolio transactions from taking into account a broker's or dealer's promotion or sales of the Funds shares when allocating the Funds' portfolio transactions, and (2) the Funds, the Manager and the Distributor from entering into agreements or understandings under which the Manager directs or is expected to direct the Fund's brokerage directly, or through a "step-out" arrangement, to any broker or dealer in consideration of that broker's or dealer's promotion or sale of the Fund's shares or the shares of any of the other Oppenheimer funds.

The investment advisory agreement permits the Manager to allocate brokerage for research services. The research services provided by a particular broker may be useful both to the Funds and to one or more of the other accounts advised by the Manager or its affiliates. Investment research may be supplied to the Manager by the broker or by a third party at the instance of a broker through which trades are placed.

Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, analytical software and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid in commission dollars.

Although the Manager currently does not do so, the Board of Directors may permit the Manager to use stated commissions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager that: (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction. The Board of Directors may also permit the Manager to use commissions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

The research services provided by brokers broaden the scope and supplement the research activities of the Manager. That research provides additional views and comparisons for consideration, and helps the Manager to obtain market information for the valuation of securities that are either held in the Funds' portfolio or are being considered for purchase. The Manager provides information to the Board about the commissions paid to brokers furnishing such services, together with the Manager's representation that the amount of such commissions was reasonably related to the value or benefit of such services.

During the fiscal years ended December 31, 2006, 2007 and 2008, the Funds paid the total brokerage commissions indicated in the chart below:

Total Brokerage Commissions Paid by the Funds During the Fiscal Years Ended:*
Fund	12/31/06	12/31/07	12/31/08
Growth Portfolio	$203,646	$166,207	$85,121
Total Return Portfolio	$389,745	$458,887	$426,878
Oppenheimer International Growth Fund/VA	$110,184	$175,158	$241,472

*     Amounts do not include spreads or concessions on principal transactions on a net trade basis.

During the fiscal year ended December 31, 2008, the Funds paid the following amounts in commissions to firms that provide brokerage and research services to the Funds with respect to the aggregate portfolio transactions indicated. All such transactions were on a "best execution" basis, as described above. The provision of research services was not necessarily a factor in the placement of all such transactions.

Fund	Commissions Paid to Firms that Provided Research	Aggregate Transactions by Firms that Provided Research
Growth Portfolio	$74,636	$233,467,984
Total Return Portfolio	$30,821	$27,219,356
Oppenheimer International Growth Fund/VA	$224,572	$248,278,147

Distribution and Service Plans (Service Shares Only)

Under its General Distributor's Agreement with the Fund, OppenheimerFunds Distributor, Inc. will only act as the principal underwriter of the International Growth Fund/VA's Service shares.

Oppenheimer International Growth Fund/VA has adopted a Distribution and Service Plan (the "Plan") for its Service shares under Rule 12b-1 of the Investment Company Act, pursuant to which Oppenheimer International Growth Fund/VA will make payments to the Distributor in connection with the distribution and/or servicing of Service shares. The plan provides for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid. The Distributor will pay insurance company separate account sponsors and other entities that offer and/or provide services to Service shares, as described in the Prospectus. The Plan has been approved by a vote of (i) the Board of Directors of the Company, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the Manager as the then-sole initial holder of such shares.

Under the Plan, Oppenheimer International Growth Fund/VA currently uses the fees it receives to pay insurance company separate account sponsors or their affiliates (each is referred to as a "Recipient") for personal services and account maintenance services they provide for their customers who hold Service shares. The services include, among others, answering customer inquiries about the Oppenheimer International Growth Fund/VA, assisting in establishing and maintaining accounts in the Oppenheimer International Growth Fund/VA and providing other services at the request of the Oppenheimer International Growth Fund/VA.

Under the Plan, no payment will be made to any Recipient in any quarter if the aggregate net assets of an Oppenheimer International Growth Fund/VA's Service shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Company's Independent Directors. The Plan provides for a fee of 0.25% of average annual net assets and set no minimum amount.

Unless terminated as described below, each Plan continues in effect from year to year but only if the Company's Board of Directors and its Independent Directors specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Service shares. For purposes of voting with respect to the Plans, Account owners are considered to be shareholders of a Fund's shares.

No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by Account owners of the class affected by the amendment. All material amendments must be approved by the Board and a majority of the Independent Directors.

While the Plans are in effect and Service shares are outstanding, the Treasurer of the Company shall provide separate written reports to the Company's Board of Directors at least quarterly for its review. The report shall detail the amount of all payments made under each Plan and the purpose for which the payments were made. These reports are subject to the review and approval of the Independent Directors.

The Plan states that while it is in effect, the selection and nomination of these Directors of the Funds who are not "interested persons" of the Funds are committed to the discretion of the Independent Directors. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Directors.

     During calendar year 2008, Oppenheimer International Growth Fund/VA paid $60,292 to the Distributor under its 12b-1 Plan for Service shares. The Distributor retained no portion of that amount. Service shares were not issued during calendar year 2008 for Growth Portfolio and Total Return Portfolio.

Payments to Fund Intermediaries

Financial intermediaries may receive various forms of compensation or reimbursement from Oppenheimer International Growth Fund/VA in the form of 12b-1 plan payments as described in the preceding section of this SAI. They may also receive payments or concessions from the Distributor, derived from sales charges paid by the clients of the financial intermediary, also as described in this SAI. Additionally, the Manager and/or the Distributor (including their affiliates) may make payments to financial intermediaries in connection with their offering and selling shares of Oppenheimer International Growth Fund/VA and other Oppenheimer funds, providing marketing or promotional support, transaction processing and/or administrative services. Among the financial intermediaries that may receive these payments are brokers and dealers who sell and/or hold shares of Oppenheimer International Growth Fund/VA, banks (including bank trust departments), registered investment advisers, insurance companies, retirement plan and qualified tuition program administrators, third party administrators, and other institutions that have selling, servicing or similar arrangements with the Manager or Distributor. The payments to intermediaries vary by the types of product sold, the features of the Fund share class and the role played by the intermediary.

Possible types of payments to financial intermediaries include, without limitation, those discussed below.

•	Payments made by Oppenheimer International Growth Fund/VA , or by an investor buying or selling shares of Oppenheimer International Growth Fund/VA may include:

•

depending on the share class that the investor selects, contingent deferred sales charges or initial front-end sales charges, all or a portion of which front-end sales charges are payable by the Distributor to financial intermediaries (see " About Your Account" in the Prospectus);

•

ongoing asset-based payments attributable to the share class selected, including fees payable under Oppenheimer International Growth Fund /VA's distribution and/or service plans adopted under Rule 12b-1 under the Investment Company Act, which are paid from Oppenheimer International Growth Fund /VA's assets and allocated to the class of shares to which the plan relates (see "About the Fund -- Distribution and Service Plans" above);

•

shareholder servicing payments for providing omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services, including retirement plan and 529 plan administrative services fees, which are paid from the assets of a Fund as reimbursement to the Manager or Distributor for expenses they incur on behalf of Oppenheimer International Growth Fund/VA.

•

Payments made by the Manager or Distributor out of their respective resources and/or assets, which may include revenues or profits the Manager derives from investment advisory fees paid by Oppenheimer International Growth Fund/VA . These payments are made at the discretion of the Manager and/or the Distributor. These payments, often referred to as "revenue sharing" payments, may be in addition to the payments by Oppenheimer International Growth Fund/VA listed above.

•

These types of payments may reflect compensation for marketing support, support provided in offering Oppenheimer International Growth Fund /VA or other Oppenheimer funds through certain trading platforms and programs, transaction processing or other services;

•	The Manager and Distributor each may also pay other compensation to the extent the payment is not prohibited by law or by any self-regulatory agency, such as FINRA. Payments are made based on the guidelines established by the Manager and Distributor, subject to applicable law.

These payments may provide an incentive to financial intermediaries to actively market or promote the sale of shares of the Fund or other Oppenheimer funds, or to support the marketing or promotional efforts of the Distributor in offering shares of Oppenheimer International Growth Fund/VA or other Oppenheimer funds. In addition, some types of payments may provide a financial intermediary with an incentive to recommend Oppenheimer International Growth Fund/VA or a particular share class. Financial intermediaries may earn profits on these payments, since the amount of the payment may exceed the cost of providing the service. Certain of these payments are subject to limitations under applicable law. Financial intermediaries may categorize and disclose these arrangements to their clients and to members of the public in a manner different from the disclosures in the Oppenheimer International Growth Fund/VA's Prospectus and this SAI. You should ask your financial intermediary for information about any payments it receives from the Fund, the Manager or the Distributor and any services it provides, as well as the fees and commissions it charges.

Although brokers or dealers that sell Oppenheimer International Growth Fund/VA shares may also act as a broker or dealer in connection with the execution of the purchase or sale of portfolio securities by Oppenheimer International Growth Fund/VA or other Oppenheimer funds, a financial intermediary's sales of shares of Oppenheimer International Growth Fund/VA or such other Oppenheimer funds is not a consideration for the Manager when choosing brokers or dealers to effect portfolio transactions for Oppenheimer International Growth Fund/VA or such other Oppenheimer funds.

Revenue sharing payments can pay for distribution-related or asset retention items including, without limitation,

•	transactional support, one-time charges for setting up access for the Fund or other Oppenheimer funds on particular trading systems, and paying the intermediary' s networking fees;

•	program support, such as expenses related to including the Oppenheimer funds in retirement plans, college savings plans, fee-based advisory or wrap fee programs, fund "supermarkets," bank or trust company products or insurance companies' variable annuity or variable life insurance products;

•	placement on the dealer's list of offered funds and providing representatives of the Distributor with access to a financial intermediary's sales meetings, sales representatives and management representatives.

Additionally, the Manager or Distributor may make payments for firm support, such as business planning assistance, advertising, and educating a financial intermediary's sales personnel about the Oppenheimer funds and shareholder financial planning needs.

For the year ended December 31, 2008, the following financial intermediaries and/or their respective affiliates offered shares of the Oppenheimer funds and received revenue sharing or similar distribution-related payments from the Manager or the Distributor for marketing or program support:

1st Global Capital Company	Lincoln Benefit National Life
Advantage Capital Corporation	Lincoln Financial Advisors Corporation
Aegon USA	Lincoln Investment Planning, Inc.
Aetna Life Insurance & Annuity Company	Linsco Private Ledger Financial
AG Edwards & Sons, Inc.	Massachusetts Mutual Life Insurance Company
AIG Financial Advisors	Merrill Lynch Pierce Fenner & Smith Incorporated
AIG Life Variable Annuity Company	Merrill Lynch Insurance Group
Allianz Life Insurance Company	MetLife Investors Insurance Company
Allmerica Financial Life Insurance & Annuity Company	MetLife Investors Insurance Company - Security First
Allstate Life Insurance Company	MetLife Securities, Inc.
American General Annuity Insurance Company	Minnesota Life Insurance Company
American Enterprise Life Insurance Company	MML Investor Services, Inc.
American Portfolios Financial Services, Inc.	Mony Life Insurance Company
Ameritas Life Insurance Company	Morgan Stanley & Company, Inc.
Ameriprise Financial Services, Inc.	Multi-Financial Securities Corporation
Annuity Investors Life Insurance Company	Mutual Service Corporation
Associated Securities Corporation	NFP Securities, Inc.
AXA Advisors LLC	NRP Financial, Inc.
AXA Equitable Life Insurance Company	Nathan & Lewis Securities, Inc.
Banc of America Investment Services	National Planning Holdings, Inc.
CCO Investment Services Corporation	National Planning Corporation
Cadaret Grant & Company, Inc.	Nationwide Investment Services, Inc.
Charles Schwab & Company, Inc.	New England Securities, Inc.
Chase Investment Services Corporation	New York Life Insurance & Annuity Company
Citigroup Global Markets Inc.	Oppenheimer & Company, Inc.
CitiStreet Advisors LLC	PFS Investments, Inc.
Citizen's Bank of Rhode Island	Park Avenue Securities LLC
Columbus Life Insurance Company	Pershing LLC
Commonwealth Financial Network	Phoenix Life Insurance Company
Compass Group Investment Advisors	Plan Member Securities
CUNA Brokerage Services, Inc.	Prime Capital Services, Inc.
CUNA Mutual Insurance Society	Primevest Financial Services, Inc.
CUSO Financial Services, LLP	Protective Life Insurance Company
E*TRADE Clearing LLC	Prudential Investment Management Services LLC
Edward D. Jones & Company	Raymond James & Associates, Inc.
Essex National Securities, Inc.	Raymond James Financial Services, Inc.
Federal Kemper Life Assurance Company	RBC Dain Rauscher Inc.
Financial Network	Riversource Life Insurance Company
Financial Services Corporation	Royal Alliance Associates, Inc.
GE Financial Assurance	Securities America, Inc.
GE Life & Annuity Company	Security Benefit Life Insurance Company
Genworth Financial, Inc.	Signator Investments, Inc.
GlenBrook Life and Annuity Company	SII Investments, Inc.
Great West Life Insurance Company	Sorrento Pacific Financial LLC
GWFS Equities, Inc.	State Farm VP Management Corporation
Hartford Life Insurance Company	Sun Life Annuity Company Ltd.
HD Vest Investment Services, Inc.	Sun Life Assurance Company of Canada
Hewitt Associates LLC	Sun Life Insurance & Annuity Company of New York
HSBC Securities USA, Inc.	Sun Life Insurance Company
IFMG Securities, Inc.	Sun Trust Securities, Inc.
ING Financial Advisers LLC	Thrivent Financial Services, Inc.
ING Financial Partners, Inc.	UBS Financial Services, Inc.
Invest Financial Corporation	Union Central Life Insurance Company
Investment Centers of America	Uvest
Jefferson Pilot Life Insurance Company	Valic
Jefferson Pilot Securities Corporation	Wachovia Securities, Inc.
John Hancock Life Insurance Company	Walnut Street Securities, Inc.
JP Morgan Securities, Inc.	Waterstone Financial Group
Kemper Investors Life Insurance Company	Wells Fargo Investments
Legend Equities Company	Wescom Financial Services

For the year ended December 31, 2008, the following firms, which in some cases are broker-dealers, received payments from the Manager or the Distributor for administrative or other services provided (other than revenue sharing arrangements), as described above:

1st Global Capital Company	Lincoln National Life Insurance Company
AG Edwards & Sons, Inc.	Linsco Private Ledger Financial
ACS HR Solutions	Marshall & Ilsley Trust Company, Inc.
ADP	Massachusetts Mutual Life Insurance Company
Administrative Management Group	Matrix Settlement & Clearance Services
Aetna Life Insurance & Annuity Company	Mercer HR Services
Alliance Benefit Group	Merrill Lynch Pierce Fenner & Smith Incorporated
American Diversified Distributors	Mesirow Financial, Inc.
American Funds	MetLife Securities, Inc.
American Stock & Transfer	MFS Investment Management
American United Life Insurance Company	Mid Atlantic Capital Company
Ameriprise Financial Services, Inc.	Milliman USA
Ameritrade, Inc.	Morgan Keegan & Company, Inc.
Ascensus	Morgan Stanley & Company, Inc.
AXA Equitable Life Insurance Company	Mutual of Omaha Life Insurance Company
Benefit Administration, Inc.	Nathan & Lewis Securities, Inc.
Benefit Plans Administration	National City Bank
Benetech, Inc.	National Deferred Company
Boston Financial Data Services	National Financial
Ceridian	National Planning Corporation
Charles Schwab & Company, Inc.	Nationwide Life Insurance Company
Citigroup Global Markets Inc	Newport Retirement Services, Inc.
CitiStreet	Northwest Plan Services, Inc.
City National Investments	NY Life Benefits
Clark Consulting	Oppenheimer & Co, Inc.
Columbia Management	Peoples Securities, Inc.
CPI Qualified Plan Consultants, Inc.	Pershing LLC
DA Davidson & Company	PFPC
Daily Access. Com, Inc.	Plan Administrators, Inc.
Davenport & Company, LLC	Plan Member Securities
David Lerner Associates, Inc.	Primevest Financial Services, Inc.
Digital Retirement Solutions, Inc.	Princeton Retirement Services
Diversified Investment Advisors Inc.	Principal Life Insurance Company
DR, Inc.	Prudential Investment Management Services LLC
Dyatech, LLC	PSMI Group, Inc.
E*TRADE Clearing LLC	Quads Trust Company
Edward D. Jones & Company	Raymond James & Associates, Inc.
ERISA Administrative Services, Inc.	Reliance Trust Company
ExpertPlan.com	Reliastar Life Insurance Company
FASCore, LLC	Robert W. Baird & Company
Ferris Baker Watts, Inc.	RSM McGladrey
Fidelity	Scott & Stringfellow, Inc.
First Clearing LLC	Scottrade, Inc.
First Southwest Company	SII Investments, Inc.
First Trust – Datalynx	Southwest Securities, Inc.
First Trust Corporation	Standard Insurance Company
Geller Group	Stanley, Hunt, Dupree & Rhine
Great West Life Insurance Company	Stanton Group, Inc.
H&R Block Financial Advisors, Inc.	Sterne Agee & Leach, Inc.
Hartford Life Insurance Company	Stifel Nicolaus & Company, Inc.
HD Vest Investment Services	Sun Trust Securities, Inc.
Hewitt Associates LLC	Symetra Financial Corporation
HSBC Brokerage USA, Inc.	T. Rowe Price
ICMA - RC Services	The 401k Company
Independent Plan Coordinators	The Retirement Plan Company, LLC
Ingham Group	Transamerica Retirement Services
Interactive Retirement Systems	TruSource Union Bank of CA
Intuition	UBS Financial Services, Inc.
Invesmart	Unified Fund Services
Invest Financial Corporation	Union Bank
Janney Montgomery Scott, Inc.	US Clearing Company
JJB Hillard W. L. Lyons, Inc.	USAA Investment Management Company
John Hancock Life Insurance Company	USI Consulting Group
JP Morgan Securities, Inc.	Valic Retirement Services
July Business Services	Vanguard Group
Kaufman & Goble	Wachovia Securities, Inc.
Legend Equities Company	Wedbush Morgan Securities
Lehman Brothers, Inc.	Wells Fargo Investments
Liberty Funds Distributor, Inc.	Wilmington Trust
Lincoln Investment Planning, Inc.

Performance of the Funds

Explanation of Performance Terminology. The Funds use a variety of terms to illustrate their investment performance. Those terms include "average annual total return" and "cumulative total return" for all Funds. An explanation of how yields and total returns are calculated is set forth below. The charts below show the performance of the Funds as of the most recent fiscal year end. You can obtain current performance information by calling the Transfer Agent at 1.800.981.2871 or by visiting the Oppenheimerfunds Internet website at www.oppenheimerfunds.com.

The illustrations of performance data in advertisements must comply with rules of the SEC. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by a Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Certain types of yields may also be shown, provided that they are accompanied by standardized average annual total returns.

     Performance information for Service shares is not shown for the following Funds since they were not offered prior to December 31, 2008: Total Return Portfolio and Growth Portfolio. Because Service shares are subject to an additional fee, the performance is expected to be lower for any given period.

     The Funds are not sold directly to members of the public but are available only as the underlying investments for variable annuities, variable life insurance policies and other investment products through separate investment accounts of different insurance companies that may impose charges and fees. A Fund's investment results, when shown alone, do not deduct those charges and fees. If those fees and charges were included, the Fund's performance results would be less.

Use of standardized performance calculations enables an investor to compare a Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using a Fund's performance information as a basis for comparison with other investments:

•

Yields and total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each investor's account under their respective annuity contract, variable life insurance policy or other product. Your account's performance will vary from the model performance data also if you bought or sold shares during the period, or you bought your shares at a different time and price than the shares used in the model.

•	An investment in a Fund is not insured by the FDIC or any other government agency.

•	The principal value of a Fund's shares, and its yields and/or total returns are not guaranteed and normally will fluctuate on a daily basis.

•	When an investor's shares are redeemed, they may be worth more or less than their original cost.

•	Yields and total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future yields or returns.

|X|Total Return Information. There are different types of "total returns" to measure a Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. Each Fund uses standardized calculations for its total returns as prescribed by the SEC. The methodology is discussed below.

     |_| Average Annual Total Return. The "average annual total return" is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n" in the formula) to achieve an Ending Redeemable Value ("ERV" in the formula) of that investment, according to the following formula:

     ☐Cumulative Total Return. The "cumulative total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

Total Returns for the Periods Ended 12/31/08
Fund	Cumulative Total Returns (10 years or life-of-class)	Average Annual Total Returns
		1-Year	5-Year	10-Year (or life-of-class)

Growth Portfolio[1]	-33.56%	-38.42%	-2.96%	-4.01%
Total Return Portfolio[2]	-23.02%	-38.65%	-3.62%	-2.58%
Oppenheimer International Growth Fund/VA Non-Service Shares[3]	25.65%	-42.64%	2.58%	2.31%
Oppenheimer International Growth Fund/VA Service Shares[4]	8.88%	-43.07%	2.28%	1.10%
1.	Inception: 1/21/82

2.	Inception: 9/30/82

3.	Inception: 5/13/92

4.	Inception: 3/19/01

Other Performance Comparisons. Each Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this SAI. A Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

     |X| Lipper Rankings. From time to time a Fund may publish the ranking of the performance of its shares by Lipper, Inc. ("Lipper"). Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Funds, and ranks their performance for various periods in categories based on investment styles. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes "peer-group" indices of the performance of all mutual funds in a category that it monitors and averages of the performance of Funds in particular categories.

|X| Morningstar Ratings. From time to time a Fund may publish the star rating of the performance of its shares by Morningstar, Inc., ("Morningstar") an independent mutual fund monitoring service. Morningstar rates mutual funds in their specialized market sector.

Morningstar proprietary star ratings reflect historical risk-adjusted total investment return. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five-and ten-year (if applicable) Morningstar Rating metrics.

|X|Performance Rankings and Comparisons by Other Entities and Publications. From time to time a Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron's, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund's shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

Investors may also wish to compare the returns on a Fund's shares to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, a Fund's returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. Government.

From time to time, a Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

I N V E S T I N G  I N  T H E  P O R T F O L I O S

How To Buy and Sell Shares

Insurance companies that hold shares of the Funds in their separate accounts for the benefit of their customers' variable annuities, variable life insurance policies and other investment products are the record holders and the owners of shares of beneficial interest in the Funds. The right of those customers of the insurance companies to give directions to the insurance company for the purchase or redemption of shares is determined under the contract between the customer and the insurance company. The insurance companies, and not their customers are "shareholders" of the Funds. The rights of those insurance companies as record holders and owners of shares of a Fund are different from the rights of their customers. These customers are indirect owners for all purposes except for those rights reserved by insurance companies in the insurance contract, or as permitted by the SEC. Generally, the term "shareholder" in this SAI refers to the indirect or underlying owner of shares held in the account, and not to the insurance companies.

The sale of shares of the Funds are currently limited to accounts as explained on the cover page of this SAI and the Prospectus. Such shares are sold at their respective offering prices (net asset values without sales charges) and redeemed at their respective net asset values as described in the Prospectus. The Company reserves the right to limit the types of separate accounts that may invest in any Fund.

■

Allocation of Expenses. Each Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of each Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset values of shares, and therefore are indirectly borne by shareholders through their investment.

For each Fund that has more than one class of shares outstanding, the methodology for calculating the net asset value, dividends and distributions of the Fund's share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of a Fund's total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Directors, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage commissions, and non-recurring expenses, such as litigation costs.

Expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset value per share of each Fund is determined as of the close of business of the NYSE on each day that the NYSE is open. The calculation is done by dividing the value of a Fund's net assets attributable to a class by the number of shares that are outstanding. The NYSE normally closes at 4:00 p.m., Eastern time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a U.S. holiday). All references to time in this SAI mean "Eastern time". The NYSE's most recent annual announcement (which is subject to change) states that it will close New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

     Dealers other than NYSE members may conduct trading in certain securities on days on which the NYSE is closed (including weekends and holidays) or after 4:00 p.m., on a regular business day. Because the Fund's net asset values will not be calculated on those days, the Fund's net asset values per share may be significantly affected on such days when shareholders may not purchase or redeem shares. Additionally, trading on many foreign stock exchanges and over-the-counter markets normally is completed before the close of the NYSE.

     Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of the NYSE, will not be reflected in a Fund's calculation of its net asset values that day unless the Manager determines that the event is likely to effect a material change in the value of the security. The Manager, or an internal valuation committee established by the Manager, as applicable, may establish a valuation, under procedures established by the Board and subject to the approval, ratification and confirmation by the Board at its next ensuing meeting.

|X| Securities Valuation. The Company's Board of Directors has established procedures for the valuation of each Fund's securities. In general those procedures are as follows:

•	Equity securities traded on a U.S. securities exchange are valued as follows:

(1)	if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded on that day, or

(2)

if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing "bid" and "asked" prices on the valuation date or, if not, at the closing "bid" price on the valuation date.

•     Equity securities traded on a foreign securities exchange generally are valued in one of the following ways:

(1)	at the last sale price available to the pricing service approved by the Board of Directors, or

(2)	at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or

(3)	at the mean between the "bid" and "asked" prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

•     Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

•     The following securities are valued at the mean between the "bid" and "asked " prices determined by a pricing service approved by the Board of Directors or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1)	debt instruments that have a maturity of more than 397 days when issued,

(2)	debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and

(3)	non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of 60 days or less.

•     The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts:

(1)	money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2)	debt instruments held by a money market fund that have a remaining maturity of 397 days or less.

•     Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board's procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the "bid" and "asked" prices provided by a single active market maker (which in certain cases may be the " bid" price if no "asked" price is available).

In the case of U.S. Government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Directors. The pricing service may use "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

     The closing prices in the New York foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded as determined by a pricing service approved by the Board of Directors or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing "bid" and "asked" prices on the principal exchange on the valuation date. If not, the value shall be the closing bid price on the principal exchange on the valuation date. If the put, call or future is not traded on an exchange, it shall be valued by the mean between "bid" and "asked" prices obtained by the Manager from two active market makers. In certain cases that may be at the "bid" price if no "asked" price is available.

When a Fund writes an option, an amount equal to the premium received is included in the Fund's Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Funds have no fixed dividend and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a Fund will vary from time to time depending on market conditions, the composition of the Fund's investment portfolio, and expenses borne by the Fund or borne separately by a class (if more than one class of shares is outstanding). Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. Dividends on Service shares are expected to be lower because of the additional expenses for those shares. Dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

Taxes. Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to qualify as a "regulated investment company" under the provisions of Subchapter M of the Code. As a regulated investment company, each Fund is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Fund must meet certain income source, asset diversification and income distribution requirements. If each Fund qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Fund will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Fund fails to qualify as a regulated investment company, the Fund will be subject to federal, and possibly state, corporate taxes on its taxable income and gains. Furthermore, distributions to its shareholders will constitute ordinary dividend income to the extent of such Funds' available earnings and profits, and insurance policy and product holders could be subject to current tax on distributions received with respect to Fund shares.

Each Fund supports variable life insurance, variable annuity contracts and other insurance company separate accounts and therefore must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations hereunder. These requirements place certain limitations on the proportion of each Fund's assets that may be represented by any single investment (which includes all securities of the issuer) and are in addition to the diversification requirements applicable to such Fund's status as a regulated investment company. For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer.

Generally, a regulated investment company must distribute substantially all of its ordinary income and capital gains in accordance with a calendar year distribution requirement in order to avoid a nondeductible 4% federal excise tax. However, the excise tax does not apply to a Fund whose only shareholders are certain tax-exempt trusts or segregated asset accounts of life insurance companies held in connection with variable contracts. The Funds intend to qualify for this exemption or to make distributions in accordance with the calendar year distribution requirements and therefore do not expect to be subject to this excise tax.

Foreign Taxes. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries that entitle certain investors to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. Each Fund will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While insurance policy and product holders will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the Fund.

The Funds that may invest in foreign securities, may invest in securities of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of the its gross income is passive; or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. A Fund investing in securities of PFICs may be subject to U.S. federal income taxes and interest charges, which would reduce the investment return of a Fund making such investments. The owners of variable annuities, variable life insurance products and other insurance company separate accounts investing in such Fund would effectively bear the cost of these taxes and interest charges. In certain cases, a Fund may be eligible to make certain elections with respect to securities of PFICs that could reduce taxes and interest charges payable by the Fund. However, no assurance can be given that such elections can or will be made.

This is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectus and/or statement of additional information for your particular insurance product, as well as your own tax advisor.

Additional Information About the Funds

The Transfer Agent. OppenheimerFunds Services, the Company's Transfer Agent, is a division of the Manager. It is responsible for maintaining the Company's shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual per account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds.

Investors under variable annuity contacts, variable life insurance policies and other investment products offered by the insurance companies that offer shares of the Funds as investments for those products should direct questions about their accounts to the servicing agent for their insurance company, because OppenheimerFunds Services does not maintain the records for those annuities, policies or other products.

The Custodian Bank. JPMorgan Chase Bank is the custodian of the Funds' assets. The custodian's responsibilities include safeguarding and controlling the Funds' securities, and handling the delivery of such securities to and from the Funds. It is the practice of the Funds to deal with the custodian in a manner uninfluenced by any banking relationship the custodian may have with the Manager and its affiliates. The Funds' cash balances with the custodian in excess of $100,000 ($250,000 through December 31, 2009) are not protected by federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Registered Public Accounting Firm. At a meeting held on August 20, 2008, the Board of Directors of the Funds appointed KPMG LLP as the independent registered public accounting firm to the Funds for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Funds and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.

KPMG LLP serves as the independent registered public accounting firm for the Funds. KPMG LLP audits the Funds' financial statements and performs other related audit and tax services. KPMG LLP also acts as the independent registered public accounting firm for the Manager and certain other funds advised by the Manager and its affiliates. Audit and non-audit services provided by KPMG LLP to the Funds must be pre-approved by the Audit Committee.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Growth Portfolio:

We have audited the accompanying statement of assets and liabilities of Growth Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
February 11, 2009

F24 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value
Common Stocks-99.5%
Consumer Discretionary-9.6%
Auto Components-0.5%
ArvinMeritor, Inc.[1]	2,860	$8,151
Autoliv, Inc.	2,550	54,723
BorgWarner, Inc.[1]	2,210	48,112
Exide Technologies[2]	300	1,587
Gentex Corp.	2,730	24,106
Goodyear Tire & Rubber Co. (The)[2]	6,510	38,865
Johnson Controls, Inc.	6,800	123,488
Lear Corp.[2]	3,400	4,794
TRW Automotive Holdings Corp.[2]	4,990	17,964
WABCO Holdings, Inc.	3,100	48,949

		370,739

Automobiles-0.0%
Thor Industries, Inc.[1]	2,230	29,391
Distributors-0.0%
LKQ Corp.[2]	860	10,028
Diversified Consumer Services-0.2%
Brink's Home Security Holdings, Inc.[2]	580	12,714
Career Education Corp.[1,2]	2,170	38,930
Corinthian Colleges, Inc.[2]	1,110	18,171
Hillenbrand, Inc.	100	1,668
Regis Corp.	740	10,752
Service Corp. International	4,610	22,912

		105,147

Hotels, Restaurants & Leisure-0.9%
Ameristar Casinos, Inc.[1]	470	4,061
Bally Technologies, Inc.[2]	410	9,852
Bob Evans Farms, Inc.	1,170	23,903
Boyd Gaming Corp.[1]	4,480	21,190
Brinker International, Inc.[1]	3,780	39,841
Carnival Corp.	3,600	87,552
CEC Entertainment, Inc.[2]	1,890	45,833
Chipotle Mexican Grill, Inc., Cl. B2	103	5,901
International Speedway Corp., Cl. A	800	22,984
Interval Leisure Group, Inc.[2]	920	4,959
Jack in the Box, Inc.[2]	2,430	53,679
Life Time Fitness, Inc.[2]	810	10,490
McDonald's Corp.	1,880	116,917
Panera Bread Co., Cl. A2	750	39,180
Papa John's International, Inc.[2]	300	5,529
Sonic Corp.[2]	1,030	12,535
Speedway Motorsports, Inc.	650	10,472
Vail Resorts, Inc.[2]	990	26,334
WMS Industries, Inc.[1,2]	1,920	51,648
Wyndham Worldwide Corp.	5,310	34,781

		627,641

Household Durables-0.4%
American Greetings Corp., Cl. A	1,850	14,005
Centex Corp.[1]	2,280	24,259
Harman International Industries, Inc.	2,660	44,502
Jarden Corp.[2]	400	4,600
KB Home	1,050	14,301
Lennar Corp., Cl. A1	4,000	34,680
MDC Holdings, Inc.	290	8,787
Meritage Homes Corp.[2]	530	6,450
Pulte Homes, Inc.	400	4,372
Ryland Group, Inc. (The)	1,400	24,738
Snap-On, Inc.	1,390	54,738
Stanley Works (The)	1,250	42,625
Tempur-Pedic International, Inc.[1]	3,700	26,233

		304,290

Internet & Catalog Retail-0.3%
Expedia, Inc.[2]	5,690	46,886
HSN, Inc.[2]	920	6,688
Liberty Media Corp.-Interactive, Series A2	9,920	30,950
NetFlix.com, Inc.[1,2]	2,420	72,334
Priceline.com, Inc.[1,2]	840	61,866
Ticketmaster Entertainment, Inc.[2]	920	5,906

		224,630

Leisure Equipment & Products-0.1%
Brunswick Corp.[1]	4,920	20,713
Callaway Golf Co.	3,470	32,236
Polaris Industries, Inc.[1]	1,020	29,223
Pool Corp.	370	6,649

		88,821

Media-3.4%
Arbitron, Inc.	270	3,586
Cablevision Systems Corp. New York Group, Cl. A	3,160	53,214
CBS Corp., Cl. B	40,050	328,010
Central European Media Enterprises Ltd., Cl. A2	200	4,344
Clear Channel Outdoor Holdings, Inc., Cl. A2	1,230	7,565
Cox Radio, Inc., Cl. A1,2	1,050	6,311
DirecTV Group, Inc. (The)[2]	7,350	168,389
Dish Network Corp., Cl. A2	4,430	49,129
DreamWorks Animation SKG, Inc., Cl. A2	2,390	60,371
F1 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Media Continued
Gannett Co., Inc.[1]	4,230	$33,840
Harte-Hanks, Inc.	800	4,992
Hearst-Argyle Television, Inc.	130	788
Lamar Advertising Co., Cl. A1,2	2,380	29,893
Liberty Media Corp.-Entertainment, Series A2	2,720	47,546
Liberty Media Holding Corp.-Capital, Series A2	870	4,098
McGraw-Hill Cos., Inc. (The)	5,720	132,647
Mediacom Communications Corp.[2]	100	430
Meredith Corp.[1]	2,690	46,053
News Corp., Inc., Cl. A	34,300	311,787
Scholastic Corp.	1,400	19,012
Time Warner, Inc.	78,080	785,485
Viacom, Inc., Cl. B2	4,482	85,427
Walt Disney Co. (The)	12,410	281,583
Warner Music Group Corp.	1,550	4,681

		2,469,181

Multiline Retail-0.5%
Big Lots, Inc.[2]	2,800	40,572
Dillard's, Inc., Cl. A1	4,880	19,374
Dollar Tree, Inc.[2]	1,810	75,658
Kohl's Corp.[2]	2,600	94,120
Macy's, Inc.	5,640	58,374
Nordstrom, Inc.[1]	2,860	38,067

		326,165

Specialty Retail-2.7%
Aaron Rents, Inc.	730	19,433
Abercrombie & Fitch Co., Cl. A1	2,270	52,369
Aeropostale, Inc.[2]	4,180	67,298
American Eagle Outfitters, Inc.	4,500	42,120
AnnTaylor Stores Corp.[2]	5,630	32,485
AutoNation, Inc.[1,2]	6,300	62,244
Barnes & Noble, Inc.[1]	2,720	40,800
bebe stores, inc.	1,700	12,699
Best Buy Co., Inc.	14,900	418,839
Buckle, Inc. (The)	1,650	36,003
Children's Place Retail Stores, Inc.[1,2]	2,160	46,829
Dress Barn, Inc. (The)[1,2]	3,190	34,261
Foot Locker, Inc.	3,600	26,424
Gap, Inc. (The)	24,450	327,386
Guess?, Inc.	1,530	23,486
Gymboree Corp.[2]	700	18,263
Home Depot, Inc. (The)	4,520	104,050
J. Crew Group, Inc.[2]	190	2,318
Limited Brands, Inc.	5,650	56,726
Lowe's Cos., Inc.	1,280	27,546
Men's Wearhouse, Inc. (The)[1]	2,520	34,121
Office Depot, Inc.[2]	9,450	28,161
OfficeMax, Inc.	400	3,056
Penske Automotive Group, Inc.	1,700	13,056
RadioShack Corp.	3,340	39,880
Rent-A-Center, Inc.[2]	2,300	40,595
Ross Stores, Inc.	810	24,081
Sally Beauty Holdings, Inc.[2]	3,100	17,639
Sherwin-Williams Co.	1,030	61,543
Talbots, Inc. (The)[1]	1,850	4,422
TJX Cos., Inc. (The)	4,170	85,777
Tractor Supply Co.[2]	1,580	57,101
Urban Outfitters, Inc.[2]	850	12,733
Williams-Sonoma, Inc.	5,700	44,802
Zale Corp.[2]	2,020	6,727

		1,925,273

Textiles, Apparel & Luxury Goods-0.6%
Carter's, Inc.[2]	1,390	26,771
Coach, Inc.[2]	3,960	82,249
Fossil, Inc.[2]	1,970	32,899
Jones Apparel Group, Inc.	4,020	23,557
Liz Claiborne, Inc.[1]	7,980	20,748
Phillips/Van Heusen Corp.	2,070	41,669
Polo Ralph Lauren Corp., Cl. A	930	42,231
Quicksilver, Inc.[2]	3,430	6,311
Skechers USA, Inc., Cl. A2	1,000	12,820
Timberland Co., Cl. A2	2,380	27,489
UniFirst Corp.	230	6,829
Warnaco Group, Inc. (The)[2]	3,180	62,423
Wolverine World Wide, Inc.	1,860	39,134

		425,130

Consumer Staples-5.4%
Beverages-0.9%
Coca-Cola Co. (The)	8,060	364,876
PepsiCo, Inc.	4,780	261,801

		626,677

Food & Staples Retailing-1.9%
Casey's General Stores, Inc.	1,120	25,502
CVS Caremark Corp.	2,900	83,346
Kroger Co. (The)	7,760	204,942
Safeway, Inc.	20,680	491,564
SUPERVALU, Inc.	1,390	20,294
F2 | GROWTH PORTFOLIO

	Shares	Value
Food & Staples Retailing Continued
Wal-Mart Stores, Inc.	10,160	$569,570
Weis Markets, Inc.	100	3,363
Winn-Dixie Stores, Inc.[2]	160	2,576

		1,401,157

Food Products-0.1%
Bunge Ltd.	200	10,354
Darling International, Inc.[2]	630	3,459
Del Monte Foods Co.	1,210	8,639
Fresh Del Monte Produce, Inc.[2]	300	6,726
Ralcorp Holdings, Inc.[2]	310	18,104

		47,282

Household Products-1.4%
Procter & Gamble Co. (The)	16,635	1,028,376
Personal Products-0.2%
Chattem, Inc.[1,2]	400	28,612
Herbalife Ltd.	2,610	56,585
NBTY, Inc.[2]	2,570	40,221
Nu Skin Asia Pacific, Inc., Cl. A	800	8,344
Revlon, Inc., Cl. A2	160	1,067

		134,829

Tobacco-0.9%
Altria Group, Inc.	4,560	68,674
Philip Morris International, Inc.	12,440	541,264
Universal Corp.	600	17,922

		627,860

Energy-20.0%
Energy Equipment & Services-3.2%
Baker Hughes, Inc.	7,340	235,394
Basic Energy Services, Inc.[2]	780	10,171
BJ Services Co.	3,500	40,845
Complete Production Services, Inc.[2]	3,680	29,992
Diamond Offshore Drilling, Inc.	1,480	87,231
Dresser-Rand Group, Inc.[2]	2,530	43,643
Dril-Quip, Inc.[2]	600	12,306
ENSCO International, Inc.	1,760	49,966
Exterran Holdings, Inc.[1,2]	1,140	24,282
Gulfmark Offshore, Inc.[2]	500	11,895
Halliburton Co.	11,250	204,525
Helix Energy Solutions Group, Inc.[2]	1,630	11,801
Helmerich & Payne, Inc.	1,340	30,485
Key Energy Services, Inc.[2]	6,740	29,723
Lufkin Industries, Inc.	300	10,350
Nabors Industries Ltd.[2]	3,170	37,945
National Oilwell Varco, Inc.[2]	6,160	150,550
Noble Corp.	15,360	339,302
Oceaneering International, Inc.[2]	1,210	35,259
Oil States International, Inc.[2]	2,810	52,519
Parker Drilling Co.[2]	3,600	10,440
Patterson-UTI Energy, Inc.	3,200	36,832
Pioneer Drilling Co.[2]	200	1,114
Precision Drilling Trust	272	2,251
Pride International, Inc.[2]	2,320	37,074
Schlumberger Ltd.	6,850	289,961
Seacor Holdings, Inc.[1,2]	790	52,654
Smith International, Inc.	300	6,867
Superior Energy Services, Inc.[2]	2,580	41,099
Tetra Technologies, Inc.[2]	570	2,770
Tidewater, Inc.	1,010	40,673
Transocean Ltd.[2]	3,480	164,430
Unit Corp.[2]	1,730	46,226
Weatherford International Ltd.[2]	11,000	119,020

		2,299,595

Oil, Gas & Consumable Fuels-16.8%
Anadarko Petroleum Corp.	16,570	638,774
Apache Corp.	10,060	749,772
Arena Resources, Inc.[2]	400	11,236
Berry Petroleum Co., Cl. A	2,240	16,934
Bill Barrett Corp.[2]	1,290	27,258
BPZ Resources, Inc.[2]	100	640
Carrizo Oil & Gas, Inc.[2]	690	11,109
Chesapeake Energy Corp.	5,720	92,492
Chevron Corp.	21,501	1,590,429
Cimarex Energy Co.	1,440	38,563
ConocoPhillips	21,768	1,127,582
Contango Oil & Gas Co.[2]	50	2,815
CVR Energy, Inc.[2]	720	2,880
Delta Petroleum Corp.[2]	1,100	5,236
Denbury Resources, Inc.[2]	3,490	38,111
Devon Energy Corp.	4,250	279,268
Encore Acquisition Co.[2]	1,240	31,645
Exxon Mobil Corp.	41,046	3,276,702
Foundation Coal Holdings, Inc.	3,180	44,584
Frontier Oil Corp.	4,160	52,541
Frontline Ltd.[1]	1,060	31,387
Hess Corp.	8,670	465,059
Holly Corp.	960	17,501
Marathon Oil Corp.	17,590	481,262
F3 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Oil, Gas & Consumable Fuels Continued
Mariner Energy, Inc.[2]	4,420	$45,084
Massey Energy Co.	2,440	33,648
McMoRan Exploration Co.[2]	910	8,918
Murphy Oil Corp.	7,920	351,252
Noble Energy, Inc.	6,920	340,602
Nordic American Tanker Shipping Ltd.	20	675
Occidental Petroleum Corp.	17,630	1,057,624
Overseas Shipholding Group, Inc.	1,310	55,164
Pioneer Natural Resources Co.	1,100	17,798
Plains Exploration & Production Co.[2]	2,000	46,480
Quicksilver Resources, Inc.[2]	3,100	17,267
Rosetta Resources, Inc.[2]	1,810	12,815
St. Mary Land & Exploration Co.	500	10,155
Stone Energy Corp.[2]	3,196	35,220
Sunoco, Inc.[1]	1,620	70,405
Swift Energy Co.[2]	1,940	32,611
Tesoro Corp.	6,590	86,790
Valero Energy Corp.	23,920	517,629
W&T Offshore, Inc.	3,340	47,829
Walter Industries, Inc.	700	12,257
Whiting Petroleum Corp.[2]	320	10,707
Williams (Clayton) Energy, Inc.[2]	110	4,998
XTO Energy, Inc.	5,440	191,869

		12,041,577

Financials-9.0%
Capital Markets-1.6%
Affiliated Managers Group, Inc.[2]	280	11,738
Ameriprise Financial, Inc.	2,310	53,962
BlackRock, Inc.[1]	540	72,441
E*TRADE Financial Corp.[2]	12,870	14,801
Franklin Resources, Inc.	2,460	156,899
GAMCO Investors, Inc., Cl. A	170	4,644
Goldman Sachs Group, Inc. (The)	2,830	238,824
Greenhill & Co., Inc.	450	31,397
Investment Technology Group, Inc.[2]	580	13,178
Janus Capital Group, Inc.	3,240	26,017
Jefferies Group, Inc.	790	11,107
KBW, Inc.[1,2]	620	14,260
Knight Capital Group, Inc., Cl. A2	2,560	41,344
Lazard Ltd., Cl. A	670	19,926
Legg Mason, Inc.	2,420	53,022
Piper Jaffray Cos., Inc.[2]	820	32,603
SEI Investments Co.	1,440	22,622
Stifel Financial Corp.[2]	620	28,427
T. Rowe Price Group, Inc.	4,200	148,848
TD Ameritrade Holding Corp.[2]	8,900	126,825
Waddell & Reed Financial, Inc., Cl. A	200	3,092

		1,125,977

Commercial Banks-1.6%
Cathay Bancorp, Inc.[1]	870	20,663
Colonial BancGroup, Inc. (The)[1]	5,740	11,882
East West Bancorp, Inc.	2,710	43,279
First BanCorp	790	8,801
First Citizens BancShares, Inc., Cl. A	10	1,528
First Commonwealth Financial Corp.	40	495
First Horizon National Corp.	7,486	79,127
First Midwest Bancorp, Inc.	1,030	20,569
FirstMerit Corp.	850	17,502
Hancock Holding Co.	300	13,638
International Bancshares Corp.	720	15,718
National Penn Bancshares, Inc.[1]	1,660	24,087
Old National Bancorp[1]	1,500	27,240
Pacific Capital Bancorp	2,810	47,433
PacWest Bancorp	1,200	32,280
Park National Corp.[1]	100	7,175
Popular, Inc.[1]	7,420	38,287
Regions Financial Corp.	8,220	65,431
Sterling Financial Corp., Western US	660	5,808
Susquehanna Bancshares, Inc.[1]	1,700	27,047
Trustmark Corp.[1]	640	13,818
U.S. Bancorp	9,000	225,090
UCBH Holdings, Inc.	2,720	18,714
Umpqua Holdings Corp.[1]	970	14,036
United Community Banks, Inc.[1]	561	7,618
Webster Financial Corp.	2,760	38,033
Wells Fargo & Co.	9,830	289,788
Whitney Holding Corp.	500	7,995
Wintrust Financial Corp.	120	2,468
Zions Bancorp	880	21,569

		1,147,119

Consumer Finance-0.3%
AmeriCredit Corp.[1,2]	3,560	27,198
Capital One Financial Corp.	1,200	38,268
Cash America International, Inc.	1,680	45,948
Discover Financial Services	7,520	71,666
EZCORP, Inc., Cl. A2	400	6,084
Nelnet, Inc., Cl. A	550	7,882
Student Loan Corp. (The)	130	5,330

		202,376
F4 | GROWTH PORTFOLIO

	Shares	Value
Diversified Financial Services-1.6%
Bank of America Corp.	29,212	$411,305
CIT Group, Inc.	7,760	35,230
Interactive Brokers Group, Inc., Cl. A2	1,940	34,707
JPMorgan Chase & Co.	17,514	552,216
NYSE Euronext	4,720	129,234
PHH Corp.[2]	1,240	15,785

		1,178,477

Insurance-3.8%
Allied World Assurance Holdings Ltd.	1,220	49,532
Allstate Corp.	2,200	72,072
American Financial Group, Inc.	2,760	63,149
American National Insurance Co.	30	2,212
AmTrust Financial Services, Inc.	200	2,320
Arch Capital Group Ltd.[2]	500	35,050
Aspen Insurance Holdings Ltd.	2,240	54,320
Assured Guaranty Ltd.	1,150	13,110
Axis Capital Holdings Ltd.	2,270	66,102
Berkley (W.R.) Corp.	2,650	82,150
Berkshire Hathaway, Inc., Cl. B2	91	292,474
Brown & Brown, Inc.	3,060	63,954
Chubb Corp.	5,710	291,210
Cincinnati Financial Corp.	1,210	35,175
CNA Financial Corp.	2,730	44,881
CNA Surety Corp.[2]	230	4,416
Conseco, Inc.[2]	1,720	8,910
Delphi Financial Group, Inc., Cl. A	1,650	30,426
Employers Holdings, Inc.	1,350	22,275
Endurance Specialty Holdings Ltd.	900	27,477
FBL Financial Group, Inc., Cl. A	50	773
Fidelity National Title Group, Inc., Cl. A	1,080	19,170
First American Corp.	300	8,667
Flagstone Reinsurance Holdings Ltd.	100	977
Genworth Financial, Inc., Cl. A	6,280	17,772
Hanover Insurance Group, Inc.	1,000	42,970
Harleysville Group, Inc.	500	17,365
Hartford Financial Services Group, Inc. (The)	1,600	26,272
HCC Insurance Holdings, Inc.	1,510	40,393
Infinity Property & Casualty Corp.	50	2,337
IPC Holdings Ltd.	1,790	53,521
Lincoln National Corp.	2,600	48,984
Loews Corp.	8,473	239,362
Max Capital Group Ltd.	1,870	33,099
Montpelier Re Holdings Ltd.	800	13,432
Nationwide Financial Services, Inc., Cl. A	400	20,884
Navigators Group, Inc. (The)[2]	240	13,178
Odyssey Re Holdings Corp.[1]	1,180	61,136
Old Republic International Corp.	1,920	22,886
OneBeacon Insurance Group Ltd.	570	5,951
Partnerre Holdings Ltd.	740	52,740
Phoenix Cos., Inc. (The)	1,600	5,232
Platinum Underwriters Holdings Ltd.	1,730	62,418
ProAssurance Corp.[2]	710	37,474
Protective Life Corp.	3,620	51,947
Prudential Financial, Inc.	6,360	192,454
RLI Corp.	500	30,580
Selective Insurance Group, Inc.	1,210	27,745
StanCorp Financial Group, Inc.	1,280	53,466
State Auto Financial Corp.	100	3,006
Transatlantic Holdings, Inc.	330	13,220
Travelers Cos., Inc. (The)	4,240	191,648
United Fire & Casualty Co.	230	7,146
Unitrin, Inc.	1,540	24,548
Validus Holdings Ltd.	100	2,616
XL Capital Ltd., Cl. A1	2,660	9,842
Zenith National Insurance Corp.	580	18,311

		2,734,737

Real Estate Management & Development-0.0%
CB Richard Ellis Group, Inc., Cl. A2	2,920	12,614
Forest City Enterprises, Inc., Cl. A	1,580	10,586
Jones Lang LaSalle, Inc.	400	11,080

		34,280

Thrifts & Mortgage Finance-0.1%
MGIC Investment Corp.	3,410	11,867
NewAlliance Bancshares, Inc.	750	9,878
Provident Financial Services, Inc.	1,000	15,300
Tree.com, Inc.[2]	153	398

		37,443

Health Care-9.0%
Biotechnology-1.0%
Amgen, Inc.[2]	7,240	418,110
Celera Corp.[2]	30	334
Cubist Pharmaceuticals, Inc.[1,2]	1,200	28,992
Facet Biotech Corp.[2]	828	7,941
Genentech, Inc.[2]	2,830	234,635
Martek Biosciences Corp.[1]	800	24,248
PDL BioPharma, Inc.	4,140	25,585

		739,845
F5 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Health Care Equipment & Supplies-0.3%
American Medical Systems Holdings, Inc.[2]	170	$1,528
Analogic Corp.	300	8,184
Hill-Rom Holdings, Inc.[1]	1,100	18,106
Inverness Medical Innovations, Inc.[2]	540	10,211
Medtronic, Inc.	1,600	50,272
Sirona Dental Systems, Inc.[2]	700	7,350
Steris Corp.	520	12,423
Zimmer Holdings, Inc.[2]	2,640	106,709

		214,783

Health Care Providers & Services-2.7%
Aetna, Inc.	22,820	650,370
AMERIGROUP Corp.[1,2]	2,430	71,734
Brookdale Senior Living, Inc.[1]	1,830	10,211
Cardinal Health, Inc.	600	20,682
Catalyst Health Solutions, Inc.[2]	600	14,610
Centene Corp.[2]	2,580	50,852
Chemed Corp.	1,130	44,940
CIGNA Corp.	4,000	67,400
Community Health Systems, Inc.[2]	650	9,477
Coventry Health Care, Inc.[2]	2,310	34,373
Emergency Medical Services LP, Cl. A1,2	300	10,983
Health Net, Inc.[2]	3,820	41,600
Healthspring, Inc.[2]	1,150	22,966
Kindred Healthcare, Inc.[2]	1,600	20,832
LifePoint Hospitals, Inc.[1,2]	2,080	47,507
Lincare Holdings, Inc.[2]	1,460	39,318
Magellan Health Services, Inc.[2]	300	11,748
Molina Healthcare, Inc.[2]	260	4,579
Omnicare, Inc.	1,260	34,978
Owens & Minor, Inc.	260	9,789
Pediatrix Medical Group, Inc.[2]	660	20,922
Universal American Corp.[2]	760	6,703
Universal Health Services, Inc., Cl. B	1,040	39,073
WellCare Health Plans, Inc.[2]	1,120	14,403
WellPoint, Inc.[2]	15,230	641,640

		1,941,690

Health Care Technology-0.0%
Allscripts-Misys Healthcare Solutions, Inc.	580	5,754
IMS Health, Inc.	600	9,096

		14,850

Life Sciences Tools & Services-0.1%
Thermo Fisher Scientific, Inc.[2]	970	33,048
Varian, Inc.[2]	400	13,404

		46,452

Pharmaceuticals-4.9%
Abbott Laboratories	3,020	161,177
Eli Lilly & Co.	8,570	345,114
Endo Pharmaceuticals Holdings, Inc.[2]	2,070	53,572
Forest Laboratories, Inc.[2]	3,560	90,673
Johnson & Johnson	18,660	1,116,428
K-V Pharmaceutical Co., Cl. A2	100	288
King Pharmaceuticals, Inc.[1,2]	7,460	79,225
Medicis Pharmaceutical Corp., Cl. A1	3,570	49,623
Merck & Co., Inc.	15,070	458,128
Pfizer, Inc.	57,755	1,022,841
Sepracor, Inc.[2]	2,230	24,485
Warner Chilcott Ltd., Cl. A2	120	1,740
Watson Pharmaceuticals, Inc.[2]	1,480	39,324
Wyeth	1,690	63,392

		3,506,010

Industrials-14.2%
Aerospace & Defense-3.7%
BE Aerospace, Inc.[2]	4,000	30,760
Boeing Co.	7,810	333,253
Ceradyne, Inc.[2]	1,870	37,980
Cubic Corp.	420	11,424
DynCorp International, Inc., Cl. A2	100	1,517
Esterline Technologies Corp.[2]	1,650	62,519
General Dynamics Corp.	4,350	250,517
Goodrich Corp.	1,610	59,602
Honeywell International, Inc.	8,330	273,474
L-3 Communications Holdings, Inc.	2,640	194,779
Lockheed Martin Corp.	910	76,513
Northrop Grumman Corp.	12,440	560,298
Orbital Sciences Corp.[2]	900	17,577
Precision Castparts Corp.	2,360	140,373
Raytheon Co.	5,620	286,845
Spirit Aerosystems Holdings, Inc., Cl. A2	1,460	14,848
Triumph Group, Inc.	930	39,488
United Technologies Corp.	5,440	291,584

		2,683,351

Air Freight & Logistics-0.1%
Hub Group, Inc., Cl. A2	900	23,877
Pacer International, Inc.	500	5,215
UTi Worldwide, Inc.	800	11,472

		40,564

Airlines-0.3%
Alaska Air Group, Inc.[2]	830	24,278
Continental Airlines, Inc., Cl. B2	3,100	55,986
F6 | GROWTH PORTFOLIO

	Shares	Value
Airlines Continued
SkyWest, Inc.	2,020	$37,572
UAL Corp.	4,380	48,268
US Airways Group, Inc.[2]	3,940	30,456

		196,560

Building Products-0.2%
Armstrong World Industries, Inc.	1,170	25,295
Lennox International, Inc.	1,730	55,862
Owens Corning, Inc.[2]	2,200	38,060
Simpson Manufacturing Co., Inc.	270	7,495

		126,712

Commercial Services & Supplies-1.3%
Administaff, Inc.	830	17,994
American Reprographics Co.[2]	240	1,656
Brink's Co. (The)	990	26,611
Clean Harbors, Inc.[2]	300	19,032
Copart, Inc.[2]	930	25,287
Corporate Executive Board Co. (The)	940	20,736
CoStar Group, Inc.[2]	660	21,740
Deluxe Corp.	3,480	52,061
EnergySolutions, Inc.	140	791
Equifax, Inc.	1,890	50,123
First Advantage Corp., Cl. A2	210	2,972
HNI Corp.	2,360	37,382
Interface, Inc., Cl. A	2,030	9,419
Korn-Ferry International[2]	3,020	34,488
M&F Worldwide Corp.[2]	50	773
Manpower, Inc.	1,700	57,783
Miller (Herman), Inc.	2,150	28,015
Monster Worldwide, Inc.[1,2]	5,530	66,858
MPS Group, Inc.[2]	6,080	45,782
Navigant Consulting, Inc.[2]	330	5,237
Pitney Bowes, Inc.	2,480	63,190
R.R. Donnelley & Sons Co.	3,580	48,616
Resources Connection, Inc.[2]	1,900	31,122
Robert Half International, Inc.	3,560	74,119
Steelcase, Inc., Cl. A	5,910	33,214
Sykes Enterprises, Inc.[2]	500	9,560
TrueBlue, Inc.[2]	1,120	10,718
United Stationers, Inc.[2]	400	13,396
Viad Corp.	260	6,432
Waste Management, Inc.	2,810	93,123
Watson Wyatt & Co. Holdings	1,040	49,733

		957,963

Construction & Engineering-0.7%
Aecom Technology Corp.[2]	60	1,844
Chicago Bridge & Iron Co. NV	3,380	33,969
EMCOR Group, Inc.[2]	3,450	77,384
Fluor Corp.[1]	4,330	194,287
Granite Construction, Inc.	1,310	57,548
KBR, Inc.	940	14,288
MasTec, Inc.[2]	2,170	25,129
Perini Corp.[2]	2,560	59,853
Shaw Group, Inc. (The)[2]	1,500	30,705

		495,007

Electrical Equipment-1.1%
Acuity Brands, Inc.	1,900	66,329
Baldor Electric Co.	2,950	52,658
Belden, Inc.	2,660	55,541
Brady Corp., Cl. A	610	14,610
Cooper Industries Ltd., Cl. A	1,140	33,322
Emerson Electric Co.	7,240	265,056
GrafTech International Ltd.[2]	7,620	63,398
Hubbell, Inc., Cl. B	1,130	36,928
Regal-Beloit Corp.	200	7,598
Rockwell Automation, Inc.	1,780	57,387
Roper Industries, Inc.	480	20,837
Smith (A.O.) Corp.	1,070	31,586
Thomas & Betts Corp.[2]	1,750	42,035
Woodward Governor Co.	1,980	45,580

		792,865

Industrial Conglomerates-1.8%
3M Co.	3,840	220,954
Carlisle Cos., Inc.	200	4,140
General Electric Co.	63,930	1,035,666
McDermott International, Inc.[2]	700	6,916
Tyco International Ltd.	1,185	25,596

		1,293,272

Machinery-3.9%
Actuant Corp., Cl. A	1,130	21,493
AGCO Corp.[2]	300	7,077
Barnes Group, Inc.	700	10,150
Briggs & Stratton Corp.	1,400	24,626
Bucyrus International, Inc., Cl. A	2,090	38,707
Caterpillar, Inc.	10,760	480,649
Chart Industries, Inc.[2]	510	5,421
CIRCOR International, Inc.	800	22,000
Crane Co.	1,750	30,170
Cummins, Inc.	10,490	280,398
F7 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Machinery Continued
Deere & Co.	2,140	$82,005
Dover Corp.	2,540	83,617
Eaton Corp.	110	5,468
EnPro Industries, Inc.[2]	1,170	25,202
Flowserve Corp.	200	10,300
Gardner Denver, Inc.[2]	2,490	58,117
Graco, Inc.	1,440	34,171
Harsco Corp.	1,970	54,530
IDEX Corp.	2,040	49,266
Illinois Tool Works, Inc.	6,100	213,805
Ingersoll-Rand Co. Ltd., Cl. A	12,280	213,058
Joy Global, Inc.	1,700	38,913
Kennametal, Inc.	3,210	71,230
Lincoln Electric Holdings, Inc.	1,100	56,023
Manitowoc Co., Inc. (The)	5,180	44,859
Mueller Industries, Inc.	1,730	43,388
Mueller Water Products, Inc., Cl. A	2,890	24,276
Navistar International Corp.[2]	1,160	24,801
Nordson Corp.[1]	1,100	35,519
Oshkosh Corp.	4,060	36,093
Parker-Hannifin Corp.	10,140	431,356
Robbins & Myers, Inc.	1,740	28,136
Sauer-Danfoss, Inc.	60	525
Terex Corp.[2]	1,280	22,170
Timken Co.	3,750	73,613
Titan International, Inc.	2,140	17,655
Toro Co. (The)	1,830	60,390
Trinity Industries, Inc.	2,940	46,334
Wabtec Corp.	80	3,180
Watts Water Technologies, Inc., Cl. A1	1,370	34,209

		2,842,900

Marine-0.1%
Alexander & Baldwin, Inc.	700	17,542
Excel Maritime Carriers Ltd.	400	2,816
Genco Shipping & Trading Ltd.[1]	1,680	24,864
Kirby Corp.[2]	380	10,397
TBS International Ltd., Cl. A2	100	1,003

		56,622

Road & Rail-0.7%
Amerco[1,2]	100	3,453
Arkansas Best Corp.[1]	1,760	52,994
Avis Budget Group, Inc.[2]	2,800	1,960
CSX Corp.	1,870	60,719
Heartland Express, Inc.	800	12,608
Hertz Global Holdings, Inc.[1,2]	6,860	34,780
Norfolk Southern Corp.	5,460	256,893
Old Dominion Freight Line, Inc.[2]	100	2,846
Ryder Systems, Inc.	120	4,654
Werner Enterprises, Inc.	2,740	47,512
YRC Worldwide, Inc.[1,2]	1,500	4,305

		482,724

Trading Companies & Distributors-0.3%
Applied Industrial Technologies, Inc.	1,330	25,164
GATX Corp.	590	18,272
MSC Industrial Direct Co., Inc., Cl. A1	1,340	49,352
RSC Holdings, Inc.[2]	490	4,175
Textainer Group Holdings Ltd.	270	2,862
United Rentals, Inc.[1,2]	5,080	46,330
Watsco, Inc.	640	24,576
WESCO International, Inc.[2]	2,780	53,459

		224,190

Information Technology-22.9%
Communications Equipment-3.2%
3Com Corp.[2]	11,280	25,718
ADTRAN, Inc.	2,710	40,325
Avocent Corp.[2]	2,850	51,044
Brocade Communications Systems, Inc.[2]	15,450	43,260
Ciena Corp.[1,2]	4,620	30,954
Cisco Systems, Inc.[2]	69,040	1,125,352
CommScope, Inc.[2]	3,360	52,214
Comtech Telecommunications Corp.[2]	300	13,746
Corning, Inc.	10,390	99,017
EchoStar Holding Corp.[1,2]	1,550	23,049
Emulex Corp.[2]	6,330	44,183
F5 Networks, Inc.[2]	3,350	76,581
Harris Corp.	1,660	63,163
InterDigital, Inc.[2]	1,870	51,425
JDS Uniphase Corp.[2]	14,550	53,108
Plantronics, Inc.	3,420	45,144
Polycom, Inc.[2]	2,500	33,775
QUALCOMM, Inc.	9,150	327,845
Starent Networks Corp.[2]	330	3,937
Tekelec, Inc.[2]	2,460	32,816
Tellabs, Inc.[2]	16,020	66,002
ViaSat, Inc.[2]	190	4,575

		2,307,233
F8 | GROWTH PORTFOLIO

	Shares	Value
Computers & Peripherals-5.1%
Apple, Inc.[2]	4,910	$419,069
Avid Technology, Inc.[2]	800	8,728
Dell, Inc.[2]	4,010	41,062
Electronics for Imaging, Inc.[2]	1,130	10,803
EMC Corp.[2]	15,510	162,390
Hewlett-Packard Co.	32,800	1,190,312
Intermec, Inc.[2]	930	12,350
International Business Machines Corp.	14,770	1,243,043
Lexmark International, Inc., Cl. A1,2	2,420	65,098
NCR Corp.[2]	3,700	52,318
NetApp, Inc.[2]	2,340	32,690
QLogic Corp.[2]	5,700	76,608
SanDisk Corp.[2]	4,400	42,240
Seagate Technology	20,920	92,676
Sun Microsystems, Inc.[2]	11,840	45,229
Synaptics, Inc.[1,2]	2,240	37,094
Teradata Corp.[2]	2,650	39,300
Western Digital Corp.[2]	3,740	42,823

		3,613,833

Electronic Equipment & Instruments-1.2%
Agilent Technologies, Inc.[2]	5,860	91,592
Amphenol Corp., Cl. A	1,720	41,246
Anixter International, Inc.[2]	1,280	38,554
Arrow Electronics, Inc.[2]	3,000	56,520
Avnet, Inc.[2]	3,300	60,093
AVX Corp.	1,390	11,037
Benchmark Electronics, Inc.[2]	4,160	53,123
Cogent, Inc.[2]	1,760	23,883
Cognex Corp.	500	7,400
Coherent, Inc.[2]	770	16,524
Dolby Laboratories, Inc., Cl. A2	1,150	37,674
Ingram Micro, Inc., Cl. A2	4,600	61,594
Itron, Inc.[2]	460	29,320
Jabil Circuit, Inc.	6,160	41,580
L-1 Identity Solutions, Inc.[2]	510	3,437
Molex, Inc.	3,600	52,164
MTS Systems Corp.	60	1,598
National Instruments Corp.	1,450	35,322
Plexus Corp.[2]	1,000	16,950
Rofin-Sinar Technologies, Inc.[2]	550	11,319
ScanSource, Inc.[2]	150	2,891
SYNNEX Corp.[2]	800	9,064
Tech Data Corp.[2]	900	16,056
Technitrol, Inc.	300	1,044
Trimble Navigation Ltd.[2]	2,640	57,050
Tyco Electronics Ltd.	3,890	63,057
Vishay Intertechnology, Inc.[2]	9,320	31,874

		871,966

Internet Software & Services-0.9%
Akamai Technologies, Inc.[1,2]	3,360	50,702
Digital River, Inc.[2]	2,130	52,824
EarthLink, Inc.[2]	4,710	31,840
eBay, Inc.[2]	8,030	112,099
Google, Inc., Cl. A2	630	193,820
IAC/InterActiveCorp[2]	90	1,416
j2 Global Communications, Inc.[2]	2,890	57,916
Open Text Corp.[1,2]	1,120	33,746
RealNetworks, Inc.[2]	400	1,412
Sohu.com, Inc.[2]	810	38,345
ValueClick, Inc.[2]	4,620	31,601
VeriSign, Inc.[2]	2,570	49,036
VistaPrint Ltd.[2]	620	11,538
WebMD Health Corp., Cl. A2	10	236

		666,531

IT Services-0.9%
Acxiom Corp.	4,310	34,954
Affiliated Computer Services, Inc., Cl. A2	260	11,947
Broadridge Financial Solutions, Inc.	3,410	42,761
Computer Sciences Corp.[2]	2,250	79,065
Convergys Corp.[2]	7,640	48,972
CSG Systems International, Inc.[2]	1,270	22,187
DST Systems, Inc.[2]	910	34,562
Fidelity National Information Services, Inc.	1,230	20,012
Gartner, Inc.[1,2]	1,860	33,164
Heartland Payment Systems, Inc.	330	5,775
Hewitt Associates, Inc.[2]	1,440	40,867
NeuStar, Inc., Cl. A2	1,870	35,773
Perot Systems Corp., Cl. A2	3,380	46,205
Sapient Corp.[2]	4,270	18,959
Syntel, Inc.	210	4,855
TeleTech Holdings, Inc.[2]	2,250	18,788
Total System Services, Inc.	3,020	42,280
Unisys Corp.[2]	5,590	4,752
Western Union Co.	8,040	115,294

		661,172

Office Electronics-0.7%
Xerox Corp.	56,260	448,392
Zebra Technologies Corp., Cl. A2	2,460	49,840

		498,232
F9 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Semiconductors & Semiconductor Equipment-5.0%
Advanced Micro Devices, Inc.[2]	1,070	$2,311
Altera Corp.[1]	5,100	85,221
Amkor Technology, Inc.[2]	9,970	21,735
Analog Devices, Inc.	4,000	76,080
Applied Materials, Inc.	43,900	444,707
Atheros Communications, Inc.[1,2]	2,440	34,916
Atmel Corp.[2]	8,200	25,666
Broadcom Corp., Cl. A2	5,500	93,335
Cabot Microelectronics Corp.[2]	600	15,642
Cymer, Inc.[2]	1,170	25,635
Entegris, Inc.[2]	1,700	3,723
Fairchild Semiconductor International, Inc., Cl. A2	8,330	40,734
FEI Co.[2]	370	6,978
Integrated Device Technology, Inc.[2]	9,330	52,341
Intel Corp.	79,830	1,170,308
International Rectifier Corp.[2]	1,490	20,115
Intersil Corp., Cl. A	4,780	43,928
KLA-Tencor Corp.	2,800	61,012
LSI Corp.[2]	14,890	48,988
Marvell Technology Group Ltd.[2]	7,960	53,093
MEMC Electronic Materials, Inc.[2]	3,500	49,980
Microsemi Corp.[2]	890	11,250
MKS Instruments, Inc.[2]	3,030	44,814
National Semiconductor Corp.	3,530	35,547
Novellus Systems, Inc.[2]	3,930	48,496
NVIDIA Corp.[2]	6,890	55,602
ON Semiconductor Corp.[2]	3,600	12,240
PMC-Sierra, Inc.[2]	8,130	39,512
Power Integrations, Inc.	200	3,976
RF Micro Devices, Inc.[2]	4,200	3,276
Semtech Corp.[2]	4,060	45,756
Silicon Laboratories, Inc.[2]	2,160	53,525
Skyworks Solutions, Inc.[1,2]	4,040	22,382
Teradyne, Inc.[2]	11,740	49,543
Tessera Technologies, Inc.[2]	870	10,336
Texas Instruments, Inc.	42,260	655,875
Varian Semiconductor Equipment Associates, Inc.[2]	1,640	29,717
Verigy Ltd.[2]	1,920	18,470
Xilinx, Inc.	3,510	62,548

		3,579,313

Software-5.9%
Adobe Systems, Inc.[2]	1,260	26,825
Advent Software, Inc.[2]	160	3,195
Amdocs Ltd.[2]	3,500	64,015
Ansys, Inc.[2]	1,250	34,863
Autodesk, Inc.[2]	3,330	65,435
BMC Software, Inc.[2]	930	25,026
CA, Inc.	9,100	168,623
Cadence Design Systems, Inc.[2]	10,170	37,222
Check Point Software Technologies Ltd.[2]	1,500	28,485
Citrix Systems, Inc.[2]	2,390	56,332
Compuware Corp.[2]	8,860	59,805
Concur Technologies, Inc.[2]	600	19,692
FactSet Research Systems, Inc.	940	41,586
Fair Isaac Corp.	3,180	53,615
Henry (Jack) & Associates, Inc.	1,180	22,904
Informatica Corp.[1,2]	1,700	23,341
Lawson Software, Inc.[2]	2,420	11,471
Mentor Graphics Corp.[2]	1,840	9,513
MICROS Systems, Inc.[2]	1,670	27,254
Microsoft Corp.	83,000	1,613,520
MicroStrategy, Inc., Cl. A2	120	4,456
Net 1 UEPS Technologies, Inc.[2]	1,750	23,975
Nuance Communications, Inc.[2]	3,960	41,026
Oracle Corp.[2]	39,248	695,867
Parametric Technology Corp.[2]	4,340	54,901
Progress Software Corp.[2]	890	17,141
Quest Software, Inc.[2]	3,250	40,918
Solera Holdings, Inc.[2]	610	14,701
Sybase, Inc.[2]	2,500	61,925
Symantec Corp.[2]	49,430	668,294
Synopsys, Inc.[2]	3,020	55,930
Take-Two Interactive Software, Inc.	3,270	24,721
THQ, Inc.[2]	840	3,520
TIBCO Software, Inc.[2]	11,010	57,142
Wind River Systems, Inc.[2]	3,830	34,585

		4,191,824

Materials-5.5%
Chemicals-1.7%
Air Products & Chemicals, Inc.	400	20,108
Ashland, Inc.	4,424	46,496
Cabot Corp.	400	6,120
Celanese Corp., Series A	2,630	32,691
CF Industries Holdings, Inc.	940	46,210
Chemtura Corp.	8,290	11,606
Cytec Industries, Inc.	1,230	26,101
Dow Chemical Co. (The)	3,290	49,646
E.I. du Pont de Nemours & Co.	1,400	35,420
Eastman Chemical Co.	1,150	36,467
Ferro Corp.	1,480	10,434
Fuller (H.B.) Co.	2,320	37,375
F10 | GROWTH PORTFOLIO

	Shares	Value
Chemicals Continued
Koppers Holdings, Inc.	500	$10,810
Minerals Technologies, Inc.	790	32,311
Monsanto Co.	3,080	216,678
Mosaic Co. (The)	9,890	342,194
Nalco Holding Co.[1]	2,550	29,427
NewMarket Corp.	510	17,804
NOVA Chemicals Corp.	2,740	13,070
Olin Corp.	1,400	25,312
Rockwood Holdings, Inc.[2]	1,180	12,744
RPM International, Inc.	2,780	36,946
Scotts Miracle-Gro Co. (The), Cl. A	770	22,884
Terra Industries, Inc.	2,710	45,176
Valhi, Inc.[1]	140	1,498
Valspar Corp. (The)	2,080	37,627
W.R. Grace & Co.[2]	330	1,970
Westlake Chemical Corp.	1,000	16,290

		1,221,415

Containers & Packaging-0.4%
Owens-Illinois, Inc.[2]	2,700	73,791
Packaging Corp. of America	1,280	17,229
Rock-Tenn Co., Cl. A	900	30,762
Sealed Air Corp.	3,250	48,555
Smurfit-Stone Container Corp.[2]	6,280	1,601
Sonoco Products Co.	2,150	49,794
Temple-Inland, Inc.[1]	8,090	38,832

		260,564

Metals & Mining-3.2%
AK Steel Holding Corp.	5,480	51,074
Alcoa, Inc.	36,050	405,923
Allegheny Technologies, Inc.	1,710	43,656
Carpenter Technology Corp.	2,780	57,101
Century Aluminum Co.[2]	3,080	30,800
Commercial Metals Co.	3,880	46,056
Compass Minerals International, Inc.	240	14,078
Freeport-McMoRan Copper & Gold, Inc., Cl. B	14,630	357,557
Kaiser Aluminum Corp.	400	9,008
Nucor Corp.	11,840	547,008
Olympic Steel, Inc.	100	2,037
Reliance Steel & Aluminum Co.	2,120	42,273
RTI International Metals, Inc.[1,2]	100	1,431
Schnitzer Steel Industries, Inc.	1,690	63,629
Southern Copper Corp.[1]	33,320	535,119
United States Steel Corp.	2,000	74,400
Worthington Industries, Inc.[1]	2,340	25,787

		2,306,937

Paper & Forest Products-0.2%
Domtar Corp.[2]	18,280	30,528
International Paper Co.	7,510	88,618
Louisiana-Pacific Corp.	1,530	2,387
MeadWestvaco Corp.	1,520	17,009

		138,542

Telecommunication Services-3.3%
Diversified Telecommunication Services-2.9%
AT&T, Inc.	42,890	1,222,365
Cincinnati Bell, Inc.[2]	5,490	10,596
Embarq Corp.	2,500	89,900
Global Crossing Ltd.[2]	390	3,097
NTELOS Holdings Corp.	1,240	30,578
Premiere Global Services, Inc.[2]	1,500	12,915
Qwest Communications International, Inc.	18,600	67,704
tw telecom, Inc.[2]	5,280	44,722
Verizon Communications, Inc.	16,650	564,435
Windstream Corp.	6,100	56,120

		2,102,432

Wireless Telecommunication Services-0.4%
Centennial Communications Corp.[2]	1,800	14,508
NII Holdings, Inc.[2]	2,250	40,905
Sprint Nextel Corp.[2]	47,256	86,478
Syniverse Holdings, Inc.[2]	2,500	29,850
Telephone & Data Systems, Inc.	2,100	66,675
United States Cellular Corp.[2]	840	36,322

		274,738

Utilities-0.6%
Electric Utilities-0.3%
Duke Energy Corp.	13,520	202,901
UniSource Energy Corp.	860	25,250

		228,151

Energy Traders-0.1%
Mirant Corp.[2]	2,070	39,061
Reliant Energy, Inc.[2]	5,120	29,594

		68,655

Gas Utilities-0.1%
Laclede Group, Inc. (The)	500	23,420
South Jersey Industries, Inc.	20	797
Southwest Gas Corp.	480	12,106
WGL Holdings, Inc.	520	16,999

		53,322

Multi-Utilities-0.1%
Avista Corp.	1,860	36,047
CH Energy Group, Inc.	140	7,195
F11 | GROWTH PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Multi-Utilities Continued
Integrys Energy Group, Inc.	400	$17,192

		60,434

Total Common Stocks (Cost $102,564,638)		71,335,852

Preferred Stocks-0.0%
Wachovia Corp., Dividend Equalization Preferred Shares[2,3] (Cost $0)	2,000	3

Investment Company-0.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[4,5] (Cost $196,470)	196,470	196,470
Total Investments, at Value (excluding Investments Purchased with Cash Collateral from Securities Loaned) (Cost $102,761,108)		71,532,325

Investments Purchased with Cash Collateral from Securities Loaned-4.0%[6]
OFI Liquid Assets Fund, LLC, 1.71%[4,5] (Cost $2,832,400)	2,832,400	2,832,400

Total Investments, at Value (Cost $105,593,508)	103.8%	74,364,725
Liabilities in Excess of Other Assets	(3.8)	(2,708,047)

Net Assets	100.0%	$71,656,678

Industry classifications are unaudited.
Footnotes to Statement of Investments

1.	Partial or fully-loaned security. See Note 6 of accompanying Notes.

2.	Non-income producing security.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $3, which represents less than 0.005% of the Portfolio's net assets. See Note 5 of accompanying Notes.

4.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

OFI Liquid Assets Fund, LLC	-	17,943,436	15,111,036	2,832,400
Oppenheimer Institutional Money Market Fund, Cl. E	643,145	18,531,405	18,978,080	196,470

	Value	Income

OFI Liquid Assets Fund, LLC	$2,832,400	$18,011	[a]
Oppenheimer Institutional Money Market Fund, Cl. E	196,470	21,604

	$3,028,870	$39,615

a.  Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
5. Rate shown is the 7-day yield as of December 31, 2008.
6. The security/securities have been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 6 of accompanying Notes.
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Portfolio's investments was determined based on the following inputs as of December 31, 2008:

	Investments in	Other Financial
Valuation Description	Securities	Instruments*

Level 1-Quoted Prices	$74,364,725	$-
Level 2-Other Significant Observable Inputs	-	-
Level 3-Significant Unobservable Inputs	-	-

Total	$74,364,725	$-

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio's investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
See accompanying Notes to Financial Statements.
F12 | GROWTH PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $102,564,638)	$71,335,855
Affiliated companies (cost $3,028,870)	3,028,870

74,364,725

Receivables and other assets:
Dividends	112,857
Shares of capital stock sold	78,018
Investments sold	59,555
Other	12,484

Total assets	74,627,639

Liabilities
Bank overdraft	21,043
Return of collateral for securities loaned	2,786,275
Payables and other liabilities:
Shares of capital stock redeemed	115,336
Shareholder communications	10,711
Directors' compensation	3,269
Transfer and shareholder servicing agent fees	860
Investments purchased	501
Other	32,966

Total liabilities	2,970,961

Net Assets	$71,656,678

Composition of Net Assets
Par value of shares of capital stock	$51,332
Additional paid-in capital	163,033,043
Accumulated net investment income	1,408,951
Accumulated net realized loss on investments	(61,607,865)
Net unrealized depreciation on investments	(31,228,783)

Net Assets-applicable to 51,331,666 shares of capital stock outstanding	$71,656,678

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$1.40
See accompanying Notes to Financial Statements.
F13 | GROWTH PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $144)	$2,098,368
Affiliated companies	21,604
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	20,695
Affiliated companies	18,011
Interest	1,093

Total investment income	2,159,771

Expenses
Management fees	659,276
Legal, auditing and other professional fees	30,179
Shareholder communications	17,092
Accounting service fees	15,000
Transfer and shareholder servicing agent fees	9,994
Directors' compensation	9,250
Custodian fees and expenses	694
Other	7,687

Total expenses	749,172
Less reduction to custodian expenses	(196)
Less waivers and reimbursements of expenses	(683)

Net expenses	748,293

Net Investment Income	1,411,478

Realized and Unrealized Loss
Net realized loss on investments from unaffiliated companies	(14,817,877)
Net change in unrealized depreciation on investments	(35,112,842)

Net Decrease in Net Assets Resulting from Operations	$(48,519,241)

See accompanying Notes to Financial Statements.
F14 | GROWTH PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007
Operations
Net investment income	$1,411,478	$1,831,324
Net realized gain (loss)	(14,817,877)	19,537,579
Net change in unrealized appreciation (depreciation)	(35,112,842)	(14,466,430)

Net increase (decrease) in net assets resulting from operations	(48,519,241)	6,902,473

Dividends and/or Distributions to Shareholders
Dividends from net investment income	(1,823,771)	(1,791,385)

Capital Stock Transactions
Net decrease in net assets resulting from capital stock transactions	(14,127,302)	(22,465,220)

Net Assets
Total decrease	(64,470,314)	(17,354,132)
Beginning of period	136,126,992	153,481,124

End of period (including accumulated net investment income of $1,408,951 and $1,813,738, respectively)	$71,656,678	$136,126,992

See accompanying Notes to Financial Statements.
F15 | GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$2.31	$2.23	$1.97	$1.88	$1.74
Income (loss) from investment operations:
Net investment income[1]	.03	.03	.02	.02	.02
Net realized and unrealized gain (loss)	(.91)	.08	.27	.10	.14

Total from investment operations	(.88)	.11	.29	.12	.16
Dividends and/or distributions to shareholders:
Dividends from net investment income	(.03)	(.03)	(.03)	(.03)	(.02)
Net asset value, end of period	$1.40	$2.31	$2.23	$1.97	$1.88

Total Return, at Net Asset Value[2]	(38.42)%	4.85%	14.67%	6.41%	9.20%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$71,657	$136,127	$153,481	$159,867	$179,076
Average net assets (in thousands)	$105,308	$148,472	$154,927	$165,300	$179,018
Ratios to average net assets:[3]
Net investment income	1.34%	1.23%	1.16%	1.24%	1.39%
Total expenses	0.71%[4,5,6]	0.69%[4,5,6]	0.68%[4,5]	0.68%[6,7]	0.66%[6]
Portfolio turnover rate	115%	101%	88%	81%	78%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	0.71%
Year Ended December 31, 2007	0.69%
Year Ended December 31, 2006	0.68%

5.	Waiver or reimbursement of indirect management fees less than 0.005%.

6.	Reduction to custodian expenses less than 0.005%.

7.	Voluntary waiver of transfer agent fees less than 0.005%.
See accompanying Notes to Financial Statements.
F16 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Growth Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek high total return. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio's investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.
     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities
F17 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Portfolio's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Portfolio's Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Portfolio is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Portfolio's Securities Lending Procedures, the Portfolio may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Portfolio's investment in LAF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal
F18 | GROWTH PORTFOLIO

income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Undistributed	Undistributed	Accumulated	Securities and Other
Net Investment	Long-Term	Loss	Investments for Federal
Income	Gain	Carryforward[1,2,3,4]	Income Tax Purposes

$1,412,221	$-	$60,886,181	$31,950,463

1.	As of December 31, 2008, the Portfolio had $58,296,997 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$10,833,187
2010	28,419,014
2011	6,902,886
2016	12,141,910

Total	$58,296,997

2.	As of December 31, 2008, the Portfolio had $2,589,184 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2007, the Portfolio utilized $19,040,521 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Portfolio were unaffected by the reclassifications.

Increase to	Increase to
Accumulated Net	Accumulated Net
Investment	Realized Loss
Income	on Investments

$7,506	$7,506
F19 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$1,823,771	$1,791,385
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$106,315,188
Federal tax cost of other investments	(3,666)

Total federal tax cost	$106,311,522

Gross unrealized appreciation	$971,428
Gross unrealized depreciation	(32,921,891)

Net unrealized depreciation	$(31,950,463)

Directors' Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
F20 | GROWTH PORTFOLIO

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Portfolio has authorized 510 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Sold	945,634	$1,633,631	625,408	$1,448,888
Dividends and/or distributions reinvested	921,097	1,823,771	817,984	1,791,385
Redeemed	(9,572,825)	(17,584,704)	(11,077,418)	(25,705,493)

Net decrease	(7,706,094)	$(14,127,302)	(9,634,026)	$(22,465,220)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$122,217,958	$136,344,173
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $300 million	0.625%
Next $100 million	0.500
Over $400 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2008, the Portfolio paid $9,999 to OFS for services to the Portfolio.
F21 | GROWTH PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
4. Fees and Other Transactions with Affiliates Continued
     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2008, the Manager waived $683 for IMMF management fees.
5. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
6. Securities Lending
The Portfolio lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Portfolio on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Portfolio could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Portfolio continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2008, the Portfolio had on loan securities valued at $2,779,783. Collateral of $2,786,275 was received for the loans, all of which was received in cash and subsequently invested in approved instruments or held as cash.
7. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Portfolio uses derivative instruments, how these activities are accounted for, and their effect on the Portfolio's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Portfolio's financial statements and related disclosures.
F22 | GROWTH PORTFOLIO

8. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Portfolio appointed KPMG LLP as the independent registered public accounting firm to the Portfolio for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F23 | GROWTH PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Total Return Portfolio:

We have audited the accompanying statement of assets and liabilities of Total Return Portfolio (the "Portfolio"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolio as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP

Denver, Colorado
February 11, 2009

F26 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value

Common Stocks-61.0%
Consumer Discretionary-3.1%
Hotels, Restaurants & Leisure-0.2%
McDonald's Corp.	4,200	$261,198
Leisure Equipment & Products-0.3%
Hasbro, Inc.	9,000	262,530
Media-1.6%
CBS Corp., Cl. B	30,200	247,338
Comcast Corp., Cl. A	87,300	1,473,624
Time Warner, Inc.	8,100	81,486

		1,802,448

Specialty Retail-1.0%
Limited Brands, Inc.	107,900	1,083,316
Consumer Staples-9.4%
Beverages-0.3%
Coca-Cola Co. (The)	8,600	389,322
Food & Staples Retailing-2.8%
Safeway, Inc.	26,000	618,020
Wal-Mart Stores, Inc.	44,300	2,483,458

		3,101,478

Food Products-4.2%
Archer-Daniels-Midland Co.	40,900	1,179,147
ConAgra Foods, Inc.	105,600	1,742,400
Heinz (H.J.) Co.	37,400	1,406,240
Tyson Foods, Inc., Cl. A	31,300	274,188

		4,601,975

Household Products-0.3%
Colgate-Palmolive Co.	1,300	89,102
Procter & Gamble Co. (The)	3,700	228,734

		317,836

Tobacco-1.8%
Altria Group, Inc.	56,400	849,384
Philip Morris International, Inc.	25,600	1,113,856

		1,963,240

Energy-6.0%
Energy Equipment & Services-0.8%
Halliburton Co.	49,500	899,910
Oil, Gas & Consumable Fuels-5.2%
Chesapeake Energy Corp.	62,500	1,010,625
Chevron Corp.	7,700	569,569
ConocoPhillips	30,800	1,595,440
Devon Energy Corp.	6,200	407,402
Exxon Mobil Corp.	11,700	934,011
Marathon Oil Corp.	10,100	276,336
Valero Energy Corp.	43,500	941,340

		5,734,723

Financials-10.1%
Capital Markets-2.8%
Ameriprise Financial, Inc.	28,400	663,424
Bank of New York Mellon Corp.	52,800	1,495,824
Northern Trust Corp.	17,100	891,594

		3,050,842

Commercial Banks-1.7%
U.S. Bancorp	27,100	677,771
Wells Fargo & Co.	41,600	1,226,368

		1,904,139

Diversified Financial Services-2.4%
Bank of America Corp.	46,800	658,944
JPMorgan Chase & Co.	61,600	1,942,248

		2,601,192

Insurance-2.4%
AFLAC, Inc.	3,800	174,192
Assurant, Inc.	15,800	474,000
Principal Financial Group, Inc. (The)	12,900	291,153
Prudential Financial, Inc.	26,000	786,760
Torchmark Corp.	15,300	683,910
Travelers Cos., Inc. (The)	4,500	203,400

		2,613,415

Real Estate Investment Trusts-0.3%
Apartment Investment & Management Co.	1,226	14,160
Kimco Realty Corp.	20,400	372,912

		387,072

Thrifts & Mortgage Finance-0.5%
Hudson City Bancorp, Inc.	36,700	585,732
Health Care-9.3%
Biotechnology-1.4%
Amgen, Inc.[1]	26,100	1,507,275
Health Care Equipment & Supplies-0.2%
Intuitive Surgical, Inc.[1]	2,100	266,679
Health Care Providers & Services-3.8%
AmerisourceBergen Corp.	25,800	920,028
Cardinal Health, Inc.	13,500	465,345
Express Scripts, Inc.[1]	12,900	709,242
McKesson Corp.	49,000	1,897,770
Medco Health Solutions, Inc.[1]	4,000	167,640

		4,160,025

Pharmaceuticals-3.9%
Abbott Laboratories	7,600	405,612
Eli Lilly & Co.	12,200	491,294
Johnson & Johnson	21,600	1,292,328
F1 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Shares	Value

Pharmaceuticals Continued
Pfizer, Inc.	111,800	$1,979,978
Wyeth	4,500	168,795

		4,338,007

Industrials-9.3%
Aerospace & Defense-4.3%
Honeywell International, Inc.	40,500	1,329,615
Northrop Grumman Corp.	43,300	1,950,232
Raytheon Co.	27,700	1,413,808

		4,693,655

Air Freight & Logistics-0.2%
United Parcel Service, Inc., Cl. B	3,100	170,996
Commercial Services & Supplies-0.6%
R.R. Donnelley & Sons Co.	47,900	650,482
Construction & Engineering-0.5%
Fluor Corp.	12,700	569,849
Industrial Conglomerates-1.2%
General Electric Co.	62,500	1,012,500
Textron, Inc.	22,900	317,623

		1,330,123

Machinery-0.5%
Dover Corp.	16,600	546,472
Road & Rail-2.0%
CSX Corp.	8,200	266,254
Norfolk Southern Corp.	10,700	503,435
Union Pacific Corp.	31,300	1,496,140

		2,265,829

Information Technology-6.1%
Communications Equipment-0.2%
Cisco Systems, Inc.[1]	15,000	244,500
Computers & Peripherals-3.9%
Dell, Inc.[1]	65,300	668,672
Hewlett-Packard Co.	40,000	1,451,600
International Business Machines Corp.	25,200	2,120,832

		4,241,104

Office Electronics-0.3%
Xerox Corp.	45,500	362,635
Semiconductors & Semiconductor Equipment-0.6%
Intel Corp.	43,100	631,846
Software-1.1%
Microsoft Corp.	40,100	779,544
Symantec Corp.[1]	31,300	423,176

		1,202,720

Materials-0.9%
Chemicals-0.6%
CF Industries Holdings, Inc.	2,800	137,648
Sigma-Aldrich Corp.	12,900	544,896

		682,544

Metals & Mining-0.3%
Alcoa, Inc.	31,600	355,816
Telecommunication Services-3.2%
Diversified Telecommunication Services-2.9%
AT&T, Inc.	64,100	1,826,850
Verizon Communications, Inc.	15,300	518,670
Windstream Corp.	93,500	860,200

		3,205,720

Wireless Telecommunication Services-0.3%
Sprint Nextel Corp.[1]	156,400	286,212
Utilities-3.6%
Electric Utilities-2.0%
Exelon Corp.	3,700	205,757
FirstEnergy Corp.	36,800	1,787,744
Pepco Holdings, Inc.	10,600	188,256

		2,181,757

Multi-Utilities-1.6%
Dominion Resources, Inc.	18,500	663,040
Integrys Energy Group, Inc.	12,400	532,952
NiSource, Inc.	58,900	646,133
Teco Energy, Inc.	200	2,470

		1,844,595

Total Common Stocks (Cost $82,950,405)		67,299,209

	Principal
	Amount

Asset-Backed Securities-2.2%

Argent Securities Trust 2004-W8, Asset-Backed Pass-Through Certificates, Series 2004-W8, Cl. A2, 0.951%, 5/25/34[2]	$363,337	280,623
Citibank Credit Card Issuance Trust, Credit Card Receivable Nts., Series 2003-C4, Cl. C4, 5%, 6/10/15	70,000	38,011
Countrywide Home Loans, Asset-Backed Certificates:
Series 2002-4, Cl. A1, 1.211%, 2/25/33[2]	8,112	3,782
Series 2005-11, Cl. AF2, 4.657%, 2/25/36	37,469	36,915
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36[2]	400,000	319,899
Series 2005-17, Cl. 1AF2, 5.363%, 5/25/36[2]	102,589	88,468
F2 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Asset-Backed Securities Continued

First Franklin Mortgage Loan Trust 2005-FF10, Mtg. Pass-Through Certificates, Series 2005-FF10, Cl. A3, 0.681%, 11/25/35[2]	$49,415	$48,776
First Franklin Mortgage Loan Trust 2006-FF10, Mtg. Pass-Through Certificates, Series 2006-FF10, Cl. A3, 0.561%, 7/25/36[2]	290,000	251,444
First Franklin Mortgage Loan Trust 2006-FF9, Mtg. Pass-Through Certificates, Series 2006-FF9, Cl. 2A2, 0.581%, 7/7/36[2]	150,000	127,858
HSBC Home Equity Loan Trust 2005-3, Closed-End Home Equity Loan Asset-Backed Nts., Series 2005-3, Cl. A1, 0.768%, 1/20/35[2]	130,450	92,737
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-2, Cl. 2A1B, 5.18%, 8/25/35[2]	50,887	49,933
Litigation Settlement Monetized Fee Trust, Asset-Backed Certificates, Series 2001-1A, Cl. A1, 8.33%, 4/25/31[3]	493,809	484,639
MBNA Credit Card Master Note Trust, Credit Card Receivables, Series 2003-C7, Cl. C7, 2.545%, 3/15/16[2]	690,000	268,381
Option One Mortgage Loan Trust, Asset-Backed Certificates, Series 2006-2, Cl. 2A2, 0.571%, 7/1/36[2]	231,652	204,135
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates, Series 2006-BNC3, Cl. A2, 0.511%, 9/25/36[2]	80,171	75,054

Total Asset-Backed Securities (Cost $3,170,572)		2,370,655

Mortgage-Backed Obligations-35.9%
Government Agency-25.2%
FHLMC/FNMA/Sponsored-24.8%
Federal Home Loan Mortgage Corp.:
4.50%, 10/15/18	397,857	409,473
5%, 12/15/34	26,038	26,678
6.50%, 4/15/18-4/1/34	231,763	241,689
7%, 10/1/31	145,644	153,104
8%, 4/1/16	94,227	100,303
9%, 8/1/22-5/1/25	28,615	31,208
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2006-11, Cl. PS, 22.839%, 3/25/36[2]	139,764	159,341
Series 2461, Cl. PZ, 6.50%, 6/15/32	347,479	366,657
Series 2500, Cl. FD, 1.695%, 3/15/32[2]	43,051	41,678
Series 2526, Cl. FE, 1.595%, 6/15/29[2]	64,820	62,520
Series 2551, Cl. FD, 1.595%, 1/15/33[2]	49,907	48,565
Series 3025, Cl. SJ, 20.368%, 8/15/35[2]	27,332	31,249
Series 3094, Cl. HS, 20.002%, 6/15/34[2]	82,852	92,281
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 176, Cl. IO, 3.205%, 6/1/26[4]	91,949	18,180
Series 183, Cl. IO, 1.183%, 4/1/27[4]	146,031	21,672
Series 184, Cl. IO, 7.496%, 12/1/26[4]	159,110	31,679
Series 192, Cl. IO, 4.855%, 2/1/28[4]	40,879	5,775
Series 200, Cl. IO, 4.491%, 1/1/29[4]	50,295	8,578
Series 2130, Cl. SC, 35.775%, 3/15/29[4]	111,442	16,866
Series 216, Cl. IO, 2.681%, 12/1/31[4]	71,473	9,039
Series 224, Cl. IO, (0.548)%, 3/1/33[4]	224,532	33,476
Series 243, Cl. 6, 15.224%, 12/15/32[4]	134,683	17,613
Series 2527, Cl. SG, 31.831%, 2/15/32[4]	34,507	2,211
Series 2531, Cl. ST, 35.211%, 2/15/30[4]	39,432	2,562
Series 2796, Cl. SD, 46.246%, 7/15/26[4]	165,061	15,850
Series 2802, Cl. AS, 99.999%, 4/15/33[4]	196,829	18,727
Series 2920, Cl. S, 54.664%, 1/15/35[4]	690,565	67,869
Series 3000, Cl. SE, 99.999%, 7/15/25[4]	825,880	66,078
Series 3110, Cl. SL, 99.999%, 2/15/26[4]	113,762	8,178
Series 3146, Cl. SA, 38.014%, 4/15/36[4]	736,532	87,542
Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 176, Cl. PO, 6.181%, 6/1/26[5]	37,646	31,921
Series 192, Cl. PO, 8.464%, 2/1/28[5]	40,879	36,742
Federal National Mortgage Assn.:
4.50%, 1/1/22[6]	1,657,000	1,693,766
5%, 1/1/24-1/1/39[6]	5,228,000	5,349,185
5.50%, 1/1/24-1/1/39[6]	4,284,000	4,395,331
6%, 11/25/17	308,609	321,577
6%, 1/1/24-1/1/39[6]	4,831,000	4,980,887
6.50%, 8/25/17-10/25/19	264,510	275,085
6.50%, 1/1/39[6]	2,195,000	2,279,714
6.50%, 5/25/17[7]	305,270	317,236
7%, 10/25/35	44,511	46,882
8.50%, 7/1/32	7,236	7,870
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Trust 1992-15, Cl. KZ, 7%, 2/25/22	81,260	81,953
Trust 1998-61, Cl. PL, 6%, 11/25/28	126,060	130,624
Trust 2001-70, Cl. LR, 6%, 9/25/30	3,560	3,553
Trust 2002-56, Cl. KW, 6%, 4/25/23	474,381	482,720
Trust 2003-130, Cl. CS, 13.158%, 12/25/33[2]	75,564	75,927
Trust 2003-28, Cl. KG, 5.50%, 4/25/23	662,000	677,471
Trust 2004-101, Cl. BG, 5%, 1/25/20	452,000	458,341
Trust 2005-100, Cl. BQ, 5.50%, 11/25/25[7]	270,000	276,370
Trust 2005-31, Cl. PB, 5.50%, 4/25/35	250,000	257,698
F3 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

FHLMC/FNMA/Sponsored Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg. Investment Conduit Pass-Through Certificates: Continued
Trust 2006-24, Cl. DB, 5.50%, 4/25/26	$970,000	$995,603
Trust 2006-46, Cl. SW, 22.471%, 6/25/36[2]	108,388	121,127
Trust 2006-50, Cl. KS, 22.472%, 6/25/36[2]	121,931	137,030
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Trust 1993-223, Cl. PM, 9.774%, 10/25/23[4]	49,409	1,618
Trust 2001-65, Cl. S, 40.848%, 11/25/31[4]	377,384	51,705
Trust 2001-81, Cl. S, 24.989%, 1/25/32[4]	84,898	11,981
Trust 2002-47, Cl. NS, 22.828%, 4/25/32[4]	203,695	27,630
Trust 2002-51, Cl. S, 23.117%, 8/25/32[4]	187,041	25,449
Trust 2002-52, Cl. SD, 23.975%, 9/25/32[4]	211,721	29,334
Trust 2002-77, Cl. SH, 29.712%, 12/18/32[4]	107,001	13,446
Trust 2002-84, Cl. SA, 42.181%, 12/25/32[4]	335,993	48,138
Trust 2003-118, Cl. S, 32.829%, 12/25/33[4]	694,789	83,921
Trust 2003-33, Cl. SP, 22.276%, 5/25/33[4]	370,501	49,212
Trust 2003-4, Cl. S, 37.987%, 2/25/33[4]	220,328	28,261
Trust 2003-89, Cl. XS, 20.272%, 11/25/32[4]	65,492	5,117
Trust 2004-54, Cl. DS, 33.428%, 11/25/30[4]	169,609	18,928
Trust 2005-40, Cl. SA, 55.764%, 5/25/35[4]	396,953	40,748
Trust 2005-6, Cl. SE, 68.059%, 2/25/35[4]	524,575	48,230
Trust 2005-71, Cl. SA, 73.083%, 8/25/25[4]	518,195	38,854
Trust 2005-87, Cl. SE, 99.999%, 10/25/35[4]	997,492	70,819
Trust 2005-87, Cl. SG, 98.88%, 10/25/35[4]	1,011,385	85,725
Trust 2006-119, Cl. MS, 93.23%, 12/25/36[4]	602,940	52,243
Trust 2006-33, Cl. SP, 65.426%, 5/25/36[4]	1,112,373	115,893
Trust 222, Cl. 2, 7.371%, 6/1/23[4]	326,310	88,859
Trust 240, Cl. 2, 10.261%, 9/1/23[4]	383,839	59,567
Trust 252, Cl. 2, 12.742%, 11/1/23[4]	251,100	57,587
Trust 273, Cl. 2, 4.64%, 8/1/26[4]	70,040	12,512
Trust 319, Cl. 2, (1.164)%, 2/1/32[4]	74,274	10,470
Trust 321, Cl. 2, (5.822)%, 4/1/32[4]	849,124	118,088
Trust 331, Cl. 9, 22.162%, 2/1/33[4]	207,737	23,474
Trust 333, Cl. 2, (12.058)%, 4/1/33[4]	174,976	21,400
Trust 334, Cl. 17, 29.34%, 2/1/33[4]	135,533	23,195
Trust 334, Cl. 3, 13.538%, 7/1/33[4]	31,050	3,484
Trust 338, Cl. 2, (13.036)%, 7/1/33[4]	200,419	24,190
Trust 339, Cl. 12, 13.466%, 7/1/33[4]	212,640	27,311
Trust 339, Cl. 7, 12.083%, 7/1/33[4]	662,331	73,325
Trust 339, Cl. 8, 12.211%, 8/1/33[4]	17,959	2,015
Trust 342, Cl. 2, (3.295)%, 9/1/33[4]	9,663	1,382
Trust 343, Cl. 13, 12.001%, 9/1/33[4]	172,099	18,201
Trust 345, Cl. 9, 11.22%, 1/1/34[4]	307,941	33,633
Trust 346, Cl. 2, (12.874)%, 12/1/33[4]	210,072	25,235
Trust 351, Cl. 10, 14.256%, 4/1/34[4]	27,324	2,961
Trust 351, Cl. 11, 12.86%, 11/1/34[4]	44,507	4,941
Trust 351, Cl. 8, 12.789%, 4/1/34[4]	91,423	9,905
Trust 356, Cl. 10, 13.15%, 6/1/35[4]	81,355	8,933
Trust 356, Cl. 12, 13.355%, 2/1/35[4]	49,931	5,398
Trust 362, Cl. 12, 12.979%, 8/1/35[4]	401,661	53,514
Trust 362, Cl. 13, 12.965%, 8/1/35[4]	222,258	29,581
Trust 364, Cl. 16, 14.77%, 9/1/35[4]	217,699	34,624
Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Trust 1993-184, Cl. M, 6.795%, 9/25/23[5]	105,999	90,125

		27,342,416

GNMA/Guaranteed-0.4%
Government National Mortgage Assn.:
7%, 3/2/09-1/30/24	90,630	96,037
7.50%, 3/30/09-6/30/24	118,924	125,915
8%, 5/30/17	42,302	45,263
8.50%, 8/1/17-12/15/17	42,695	45,627
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2001-21, Cl. SB, 66.977%, 1/16/27[4]	183,370	26,292
Series 2002-15, Cl. SM, 58.098%, 2/16/32[4]	213,417	31,552
Series 2002-76, Cl. SY, 58.175%, 12/16/26[4]	453,224	69,560
Series 2004-11, Cl. SM, 39.547%, 1/17/30[4]	143,589	15,751
Series 2006-47, Cl. SA, 50.356%, 8/16/36[4]	464,242	55,657

		511,654

Non-Agency-10.7%
Commercial-4.1%
Banc of America Commercial Mortgage, Inc., Commercial Mtg. Pass-Through Certificates, Series 2006-1, Cl. AM, 5.421%, 9/1/45	770,000	394,652
Banc of America Funding Corp., Mtg. Pass-Through Certificates, Series 2004-2, Cl. 2A1, 6.50%, 7/20/32	238,060	227,927
Citigroup Commercial Mortgage Trust 2008-C7, Commercial Mtg. Pass-Through Certificates, Series 2008-C7, Cl. AM, 6.096%, 12/1/49[2]	330,000	155,945
CitiMortgage Alternative Loan Trust 2006-A5, Real Estate Mtg. Investment Conduit Pass-Through Certificates:
Series 2006-A5, Cl. 1A1, 0.871%, 10/25/36[2]	570,683	246,699
Series 2006-A5, Cl. 1A13, 0.921%, 10/25/36[2]	299,974	122,559
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates:
Series 2006-AB2, Cl. A7, 5.961%, 6/25/36	86,244	79,382
F4 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Commercial Continued
Deutsche Alt-A Securities Mortgage Loan Trust, Mtg. Pass-Through Certificates: Continued
Series 2006-AB4, Cl. A1A, 6.005%, 10/25/36	$277,910	$222,672
Series 2006-AB3, Cl. A7, 6.36%, 7/1/36	34,000	32,769
First Horizon Alternative Mortgage Securities Trust 2004-FA2, Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35	151,396	110,687
First Horizon Alternative Mortgage Securities Trust 2007-FA2, Mtg. Pass-Through Certificates, Series 2007-FA2, Cl. 1A1, 5.50%, 4/25/37	175,335	164,835
First Horizon Mortgage Pass-Through Trust 2007-AR3, Mtg. Pass-Through Certificates, Series 2007-AR3, Cl. 1A1, 6.132%, 11/1/37[2]	117,226	78,107
GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations, Series 2004-C3, Cl. A2, 4.433%, 7/10/39	320,000	314,992
JPMorgan Chase Commercial Mortgage Securities Corp., Commercial Mtg. Pass-Through Certificates, Series 2005-LDP4, Cl. AM, 4.999%, 10/1/42	190,000	112,259
JPMorgan Chase Commercial Mortgage Securities Trust, Commercial Mtg. Pass-Through Certificates:
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49	95,000	75,100
Series 2007-LD11, Cl. A2, 5.804%, 6/15/49[2]	110,000	84,422
LB-UBS Commercial Mortgage Trust 2006-C1, Commercial Mtg. Pass-Through Certificates:
Series 2006-C1, Cl. A2, 5.084%, 2/11/31	430,000	375,524
Series 2006-C1, Cl. AM, 5.217%, 2/11/31[2]	430,000	216,950
Mastr Alternative Loan Trust 2004-6, Mtg. Pass-Through Certificates, Series 2004-6, Cl. 10A1, 6%, 7/25/34	326,482	238,700
Merrill Lynch/Countrywide Commercial Mortgage Trust 2007-9, Commercial Mtg. Pass-Through Certificates, Series 2007-9, Cl. A4, 5.70%, 9/1/17	370,000	257,564
RALI Series 2007-QS6 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2007-QS6, Cl. A114, 5.75%, 4/25/37	260,148	113,604
STARM Mortgage Loan Trust 2007-3, Mtg. Pass-Through Certificates, Series 2007-3, Cl. 1A1, 5.66%, 6/1/37[2,3]	663,725	331,863
Wachovia Bank Commercial Mortgage Trust 2006-C29, Commercial Mtg. Pass-Through Certificates, Series 2006-C29, Cl. A2, 5.272%, 11/15/48	84,000	68,940
Wachovia Mortgage Loan Trust LLC, Mtg. Pass-Through Certificates, Series 2007-A, Cl. 1A1, 5.981%, 3/1/37[2]	253,446	136,729
WaMu Mortgage Pass-Through Certificates 2007-HY1 Trust, Mtg. Pass-Through Certificates, Series 2007-HY1, Cl. 1A2, 5.706%, 2/25/37[2,3]	142,992	32,888
WaMu Mortgage Pass-Through Certificates 2007-HY3 Trust, Mtg. Pass-Through Certificates, Series 2007-HY3, Cl. 2A2, 5.668%, 3/1/37[2]	368,153	95,152
WaMu Mortgage Pass-Through Certificates 2007-HY4 Trust, Mtg. Pass-Through Certificates, Series 2007-HY4, Cl. 5A1, 5.548%, 11/1/36[2]	164,085	107,829
WaMu Mortgage Pass-Through Certificates 2007-HY5 Trust, Mtg. Pass-Through Certificates, Series 2007-HY5, Cl. 2A3, 5.647%, 5/1/37[2]	174,450	111,554

		4,510,304

Manufactured Housing-0.8%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust, Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.099%, 9/25/36[2]	596,789	383,643
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-A R2, Cl. 2A5, 5.093%, 3/25/36[2]	723,502	450,366

		834,009

Multifamily-2.1%
CHL Mortgage Pass-Through Trust 2003-46, Mtg. Pass-Through Certificates, Series 2003-46, Cl. 1A2, 5.15%, 1/19/34[2]	276,570	233,267
CHL Mortgage Pass-Through Trust 2005-HYB1, Mtg. Pass-Through Certificates, Series 2005-HYB1, Cl. 1A2, 4.982%, 3/25/35[2]	518,075	324,364
Citigroup Mortgage Loan Trust, Inc. 2006-AR5, Asset-Backed Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.89%, 7/25/36[2]	263,975	138,416
CWALT Alternative Loan Trust 2005-85CB, Mtg. Pass-Through Certificates, Series 2005-85CB, Cl. 2A3, 5.50%, 2/25/36	370,000	283,478
F5 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued

	Principal
	Amount	Value

Multifamily Continued
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates, Series 2004-J4, Cl. A7, 5.50%, 9/25/34	$340,000	$271,821
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through Certificates, Series 2007-2, Cl. 2A1, 5.972%, 6/25/37[2]	628,229	440,156
Wells Fargo Mortgage-Backed Securities 2004-AA Trust, Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.992%, 12/25/34[2]	171,009	132,403
Wells Fargo Mortgage-Backed Securities 2004-S Trust, Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.742%, 9/25/34[2]	139,587	102,157
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust, Mtg. Pass-Through Certificates, Series 2006-AR10, Cl. 4A1, 5.557%, 7/25/36[2]	354,190	232,316
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust, Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A6, 5.093%, 3/25/36[2]	143,268	39,918
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust, Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36[2]	186,432	133,896

		2,332,192

Residential-3.7%
CWALT Alternative Loan Trust 2004-24 CB, Mtg. Pass-Through Certificates, Series 2004-24CB, Cl. 1A1, 6%, 11/1/34	273,347	240,879
CWALT Alternative Loan Trust 2004-28 CB, Mtg. Pass-Through Certificates, Series 2004-28CB, Cl. 3A1, 6%, 1/1/35	220,697	150,360
CWALT Alternative Loan Trust 2005-18 CB, Mtg. Pass-Through Certificates, Series 2005-18CB, Cl. A8, 5.50%, 5/25/36	500,000	369,499
CWALT Alternative Loan Trust 2005-J1, Mtg. Pass-Through Certificates, Series 2005-J1, Cl. 3A1, 6.50%, 8/25/32	433,262	277,494
CWALT Alternative Loan Trust 2005-J3, Mtg. Pass-Through Certificates, Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34	405,384	349,289
JP Morgan Mortgage Trust 2006-A2, Mtg. Pass-Through Certificates, Series 2006-A2, Cl. 5A3, 5.138%, 11/1/33[2]	166,489	129,308
LB-UBS Commercial Mortgage Trust 2007-C7, Commercial Mtg. Pass-Through Certificates, Series 2007-C7, Cl. AM, 6.166%, 9/11/45[2]	240,000	113,533
Lehman XS Trust, Mtg. Pass-Through Certificates, Series 2005-10, Cl. 2A3B, 5.55%, 1/25/36	137,639	126,852
Morgan Stanley Mortgage Loan Trust 2006-AR, Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.416%, 6/25/36[2]	230,000	159,408
RALI Series 2003-QS1 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2003-QS1, Cl. A2, 5.75%, 1/25/33	140,300	139,856
RALI Series 2004-QS10 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2004-QS10, Cl. A3, 0.971%, 7/25/34[2]	135,853	114,419
RALI Series 2006-QS5 Trust, Mtg. Asset-Backed Pass-Through Certificates, Series 2006-QS5, Cl. 2A2, 6%, 5/1/36	89,074	87,096
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through Certificates, Series 2007-S1, Cl. 3A1, 5.01%, 8/1/22[2,3]	797,218	518,192
WaMu Mortgage Pass-Through Certificates 2006-AR8 Trust, Mtg. Pass-Through Certificates, Series 2006-AR8, Cl. 2A1, 6.127%, 8/25/36[2]	679,396	451,936
WaMu Mortgage Pass-Through Certificates 2007-HY2 Trust, Mtg. Pass-Through Certificates, Series 2007-HY2, Cl. 2A1, 6.615%, 11/1/36[2]	111,359	63,573
Washington Mutual Mortgage Pass-Through Certificates, Mtg. Pass-Through Certificates, Series 2007-1, Cl. 1A8, 6%, 2/25/37	766,563	670,639
Wells Fargo Mortgage-Backed Securities 2004-R Trust, Mtg. Pass-Through Certificates, Series 2004-R, Cl. 2A1, 4.368%, 9/1/34[2]	67,855	48,576
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust, Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A2, 5.545%, 4/1/36[2,3]	293,944	76,425

		4,087,334

Total Mortgage-Backed Obligations (Cost $44,520,512)		39,617,909

Non-Convertible Corporate Bonds and Notes-11.5%

Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31	395,000	238,975
American International Group, Inc., 6.25% Jr. Sub. Bonds, 3/15/37	225,000	84,229
Axa SA, 6.379% Sub. Perpetual Bonds[8,9]	900,000	403,307
F6 | TOTAL RETURN PORTFOLIO

	Principal
	Amount	Value

Non-Convertible Corporate Bonds and Notes Continued
Bank of America Corp.:
8% Unsec. Perpetual Bonds, Series K9	$575,000	$414,184
8.125% Perpetual Bonds, Series M9	85,000	63,686
Barclays Bank plc, 6.278% Perpetual Bonds[9]	1,100,000	636,757
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13	130,000	110,633
Capmark Financial Group, Inc.:
3.038% Sr. Unsec. Nts., 5/10/10[2]	200,000	102,097
5.875% Sr. Unsec. Nts., 5/10/12	255,000	87,003
Centex Corp., 5.80% Sr. Unsec. Nts., 9/15/09	200,000	191,000
CIT Group Funding Co. of Canada, 4.65% Sr. Unsec. Nts., 7/1/10	290,000	254,669
Citigroup, Inc.:
8.30% Jr. Sub. Bonds, 12/21/57[2]	795,000	614,517
8.40% Perpetual Bonds, Series E9	320,000	211,693
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11	325,000	99,125
Energy Transfer Partners LP, 5.65% Sr. Unsec. Unsub. Nts., 8/1/12	80,000	71,478
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10	910,000	728,253
General Motors Acceptance Corp., 8% Bonds, 11/1/31	590,000	345,835
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34	785,000	571,124
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A8,9	1,300,000	505,006
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35[2]	1,090,000	456,570
JPMorgan Chase & Co., 7.90% Perpetual Bonds, Series 1[9]	605,000	504,586
Kaneb Pipe Line Operating Partnership LP, 5.875% Sr. Unsec. Nts., 6/1/13	365,000	307,492
Lehman Brothers Holdings, Inc., 7.50% Sub. Nts., 5/11/38[10]	1,249,000	125
Lennar Corp., 7.625% Sr. Unsec. Nts., 3/1/09	80,000	79,600
Macy's Retail Holdings, Inc., 4.80% Sr. Nts., 7/15/09	365,000	346,003
MBIA, Inc., 5.70% Sr. Unsec. Unsub. Nts., 12/1/34	250,000	101,718
Merrill Lynch & Co., Inc., 7.75% Jr. Sub. Bonds, 5/14/38	755,000	834,322
MetLife Capital Trust X, 9.25% Sec. Bonds, 4/8/38[2]	100,000	69,888
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/36[2]	735,000	442,019
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09	435,000	417,600
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10	450,000	440,625
NCR Corp., 7.125% Sr. Unsec. Unsub. Nts., 6/15/09	370,000	371,125
PF Export Receivables Master Trust, 3.748% Sr. Nts., Series B, 6/1/13[8]	129,156	137,306
Popular North America, Inc., 4.70% Nts., 6/30/09	620,000	606,035
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23[8]	570,000	550,424
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25[8]	500,000	337,868
TEPPCO Partners LP, 6.125% Nts., 2/1/13	215,000	191,453
Valero Logistics Operations LP, 6.05% Nts., 3/15/13	85,000	72,817
Washington Mutual Bank NV, 3.337% Sr. Unsec. Nts., 5/1/09[10]	295,000	87,025
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09	430,000	428,242
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 6.625% Nts., 12/1/14	240,000	182,400

Total Non-Convertible Corporate Bonds and Notes (Cost $18,884,317)		12,698,814

	Shares

Investment Company-6.8%

Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[11,12] (Cost $7,528,935)	7,528,935	7,528,935

Total Investments, at Value (Cost $157,054,741)	117.4%	129,515,522
Liabilities in Excess of Other Assets	(17.4)	(19,191,989)

Net Assets	100.0%	$110,323,533

Industry classifications are unaudited.
F7 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments

1.	Non-income producing security.

2.	Represents the current interest rate for a variable or increasing rate security.

3.	Illiquid security. The aggregate value of illiquid securities as of December 31, 2008 was $1,444,007, which represents 1.31% of the Portfolio's net assets. See Note 7 of accompanying Notes.

4.	Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $2,251,744 or 2.04% of the Portfolio's net assets as of December 31, 2008.

5.	Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $158,788 or 0.14% of the Portfolio's net assets as of December 31, 2008.

6.	When-issued security or delayed delivery to be delivered and settled after December 31, 2008. See Note 1 of accompanying Notes.

7.	All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $593,606. See Note 5 of accompanying Notes.

8.	Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,933,911 or 1.75% of the Portfolio's net assets as of December 31, 2008.

9.	This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

10.	Issue is in default. See Note 1 of accompanying Notes.

11.	Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Portfolio owning at least 5% of the voting securities of the issuer or as a result of the Portfolio and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares	Gross	Gross	Shares
	December 31, 2007	Additions	Reductions	December 31, 2008

Oppenheimer Institutional Money Market Fund, Cl. E	-	33,759,336	26,230,401	7,528,935

	Value	Income

Oppenheimer Institutional Money Market Fund, Cl. E	$7,528,935	$19,734
12.	Rate shown is the 7-day yield as of December 31, 2008.
Valuation Inputs
Various data inputs are used in determining the value of each of the Portfolio's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Portfolio's investments was determined based on the following inputs as of December 31, 2008:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1-Quolted Prices	$74,828,144	$(178,894)
Level 2-Other Significant Observable Inputs	54,687,378	(528,381)
Level 3-Significant Unobservable Inputs	-	-

Total	$129,515,522	$(707,275)

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Portfolio at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Portfolio's investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
F8 | TOTAL RETURN PORTFOLIO

Futures Contracts as of December 31, 2008 are as follows:

					Unrealized
		Number of	Expiration		Appreciation
Contract Description	Buy/Sell	Contracts	Date	Value	(Depreciation)

U.S. Treasury Bonds, 10 yr.	Buy	38	3/20/09	$4,778,500	$(1,048)
U.S. Treasury Bonds, 20 yr.	Buy	37	3/20/09	5,107,734	218,518
U.S. Treasury Nts., 2 yr.	Sell	81	3/31/09	(17,663,063)	(77,843)

					$139,627

Credit Default Swap Contracts as of December 31, 2008 are as follows:

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

ABX.HE.AA.06-2 Index:
	Barclays Bank plc	Sell	$140	0.170%	5/25/46	$108,306	$(122,955)
	Deutsche Bank AG	Sell	100	0.170	5/25/46	11,999	(87,825)
	Goldman Sachs Bank USA	Sell	35	0.170	5/25/46	2,884	(30,739)
	Goldman Sachs Bank USA	Sell	150	0.170	5/25/46	59,246	(131,737)
	Morgan Stanley Capital Services, Inc.	Sell	35	0.170	5/25/46	2,796	(30,739)
	Morgan Stanley Capital Services, Inc.	Sell	70	0.170	5/25/46	7,000	(61,477)

		Total	530			192,231	(465,472)
Allied Waste North America, Inc.:
	Deutsche Bank AG	Sell	150	2.000	9/20/09	-	1,158
	Deutsche Bank AG	Sell	240	2.000	9/20/09	-	1,853

		Total	390			-	3,011
American International Group, Inc.:
	Barclays Bank plc	Sell	75	3.000	3/20/09	-	(440)
	Barclays Bank plc	Sell	295	4.000	3/20/09	-	(1,017)
	Barclays Bank plc	Sell	260	5.350	3/20/09	-	(49)
	Deutsche Bank AG	Sell	370	4.000	3/20/09	-	(1,275)
	Morgan Stanley Capital Services, Inc.	Sell	225	4.000	3/20/09	-	(776)

		Total	1,225			-	(3,557)
Capmark Financial Group, Inc.:
	Barclays Bank plc	Sell	225	1.000	6/20/12	-	(117,936)
	Goldman Sachs Bank USA	Sell	220	0.950	6/20/12	-	(115,463)

		Total	445			-	(233,399)
CDX North America Investment Grade Index, Series 7	Deutsche Bank AG	Buy	878	0.400	12/20/11	(93)	32,010

		Total	878			(93)	32,010
Cemex SAB de CV	Deutsche Bank AG	Sell	125	2.000	3/20/09	-	(1,828)

		Total	125			-	(1,828)
Centex Corp.	Deutsche Bank AG	Sell	60	1.550	9/20/09	-	(1,436)

		Total	60			-	(1,436)
CIT Group, Inc.	Barclays Bank plc	Sell	50	10.500	6/20/09	-	661

		Total	50			-	661
Countrywide Home Loans, Inc.	Morgan Stanley Capital Services, Inc.	Sell	705	0.420	6/20/09	-	(2,679)

		Total	705			-	(2,679)
Energy Future Holdings Corp.:
	Credit Suisse International	Sell	75	5.910	12/20/12	-	(20,584)
	Credit Suisse International	Sell	70	6.050	12/20/12	-	(18,986)
	Credit Suisse International	Sell	75	6.000	12/20/12	-	(20,429)

		Total	220			-	(59,999)
Ford Motor Co.:
	Deutsche Bank AG	Sell	55	5.000	12/20/18	29,700	(38,845)
	Morgan Stanley Capital Services, Inc.	Sell	490	7.150	12/20/16	-	(318,842)
	Morgan Stanley Capital Services, Inc.	Sell	230	7.050	12/20/16	-	(151,413)

		Total	775			29,700	(509,100)
F9 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

General Electric Capital Corp.:
	Barclays Bank plc	Sell	$150	8.000%	12/20/09	$-	$4,419
	Barclays Bank plc	Sell	235	5.750	12/20/09	-	1,839
	Credit Suisse International	Sell	145	8.000	12/20/09	-	4,272

		Total	530			-	10,530
General Motors Corp.:
	Deutsche Bank AG	Sell	80	5.000	12/20/18	53,600	(63,337)
	Morgan Stanley Capital Services, Inc.	Sell	245	5.800	12/20/16	-	(193,796)
	Morgan Stanley Capital Services, Inc.	Sell	240	5.750	12/20/16	-	(189,945)

		Total	565			53,600	(447,078)
Goldman Sachs Group, Inc. (The):
	Barclays Bank plc	Sell	225	5.750	12/20/09	-	4,585
	Deutsche Bank AG	Sell	230	5.500	12/20/09	-	4,129
	Deutsche Bank AG	Sell	185	5.450	12/20/09	-	3,231

		Total	640			-	11,945
Hartford Financial Services Group, Inc.	Morgan Stanley Capital Services, Inc.	Sell	125	2.400	3/20/09	-	(1,249)

		Total	125			-	(1,249)
HCP, Inc.	Barclays Bank plc	Sell	190	4.600	3/20/09	-	218

		Total	190			-	218
Idearc, Inc.	Credit Suisse International	Sell	25	5.000	12/20/09	5,125	(18,085)

		Total	25			5,125	(18,085)
iStar Financial, Inc.:
	Barclays Bank plc	Sell	215	4.400	12/20/12	-	(116,568)
	Credit Suisse International	Sell	25	4.000	12/20/12	-	(13,617)
	Credit Suisse International	Sell	60	12.000	3/20/09	-	(6,561)
	Deutsche Bank AG	Sell	35	4.320	12/20/12	-	(18,994)
	Deutsche Bank AG	Sell	155	12.000	3/20/09	-	(16,950)
	Goldman Sachs International	Sell	30	3.950	12/20/12	-	(16,350)

		Total	520			-	(189,040)
J.C. Penney Corp., Inc.:
	Morgan Stanley Capital Services, Inc.	Sell	225	1.070	12/20/17	-	(43,827)
	Morgan Stanley Capital Services, Inc.	Sell	230	1.300	12/20/17	-	(41,522)

		Total	455			-	(85,349)
Jones Apparel Group, Inc.:
	Deutsche Bank AG	Buy	125	2.635	6/20/18	-	27,917
	Morgan Stanley Capital Services, Inc.	Buy	245	2.970	6/20/18	-	50,260

		Total	370			-	78,177

	Deutsche Bank AG	Sell	125	2.720	6/20/13	-	(24,790)
	Morgan Stanley Capital Services, Inc.	Sell	245	3.200	6/20/13	-	(44,817)

		Total	370			-	(69,607)
Kohl's Corp.:
	Barclays Bank plc	Buy	120	1.180	6/20/18	-	10,713
	Barclays Bank plc	Buy	120	1.040	6/20/18	-	11,935
	Deutsche Bank AG	Buy	120	1.300	6/20/18	-	9,666
	Morgan Stanley Capital Services, Inc.	Buy	335	0.660	12/20/17	-	40,865
	Morgan Stanley Capital Services, Inc.	Buy	345	0.870	12/20/17	-	37,017

		Total	1,040			-	110,196

	Barclays Bank plc	Sell	120	1.080	6/20/13	-	(8,073)
	Barclays Bank plc	Sell	120	0.900	6/20/13	-	(8,929)
	Deutsche Bank AG	Sell	120	1.180	6/20/13	-	(7,598)

		Total	360			-	(24,600)
F10 | TOTAL RETURN PORTFOLIO

Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Liz Claiborne, Inc.:
	Morgan Stanley Capital Services, Inc.	Buy	$240	2.900%	6/20/18	$-	$74,310

		Total	240			-	74,310

	Deutsche Bank AG	Sell	465	3.250	6/20/09	-	(13,653)
	Morgan Stanley Capital Services, Inc.	Sell	240	3.100	6/20/13	-	(63,706)

		Total	705			-	(77,359)
Louisiana-Pacific Corp.	Morgan Stanley Capital Services, Inc.	Sell	235	6.250	9/20/09	-	(20,081)

		Total	235			-	(20,081)
Merrill Lynch & Co., Inc.:
	Barclays Bank plc	Sell	460	4.150	9/20/09	-	613
	Credit Suisse International	Sell	230	4.150	9/20/09	-	307

		Total	690			-	920
Morgan Stanley	Credit Suisse International	Sell	310	7.800	12/20/13	-	46,367

		Total	310			-	46,367
Prudential Financial, Inc.	Deutsche Bank AG	Sell	135	2.050	6/20/09	-	(4,310)

		Total	135			-	(4,310)
Pulte Homes, Inc.	Goldman Sachs International	Sell	335	2.750	9/20/09	-	(471)

		Total	335			-	(471)
Reliant Energy, Inc.:
	Credit Suisse International	Sell	120	9.000	12/20/09	-	(3,011)
	Credit Suisse International	Sell	125	9.000	12/20/09	-	(3,137)

		Total	245			-	(6,148)
R.H. Donnelley Corp.	Goldman Sachs International	Sell	280	9.000	3/20/09	-	(12,072)

		Total	280			-	(12,072)
Rite Aid Corp.:
	Credit Suisse International	Sell	35	7.500	3/20/09	-	(1,791)
	Credit Suisse International	Sell	135	5.000	9/20/09	8,100	(23,992)

		Total	170			8,100	(25,783)
Sprint Nextel Corp.:
	Credit Suisse International	Sell	550	6.300	3/20/09	-	(7,659)
	Goldman Sachs International	Sell	195	6.300	3/20/09	-	(2,716)

		Total	745			-	(10,375)
Temple-Inland, Inc.	Deutsche Bank AG	Sell	55	3.000	9/20/09	-	(3,270)

		Total	55			-	(3,270)
Tenet Healthcare Corp.	Deutsche Bank AG	Sell	375	1.600	3/20/09	-	(8,688)

		Total	375			-	(8,688)
Tribune Co.:
	Credit Suisse International	Sell	20	5.000	1/16/09	4,400	(18,752)
	Credit Suisse International	Sell	110	5.000	1/16/09	25,300	(103,138)
	Credit Suisse International	Sell	5	5.000	1/16/09	1,600	(4,688)
	Credit Suisse International	Sell	75	5.000	1/16/09	26,250	(70,322)
	Credit Suisse International	Sell	90	5.000	1/16/09	35,100	(84,386)

		Total	300			92,650	(281,286)
Univision Communications, Inc.:
	Goldman Sachs International	Sell	70	5.000	6/20/09	7,000	(23,142)
	Goldman Sachs International	Sell	25	5.000	6/20/09	2,750	(8,265)
	Goldman Sachs International	Sell	70	5.000	6/20/09	4,200	(23,142)
	Morgan Stanley Capital Services, Inc.	Sell	50	5.000	12/20/09	6,500	(17,171)
	Morgan Stanley Capital Services, Inc.	Sell	50	5.000	12/20/09	3,500	(17,171)

		Total	265			23,950	(88,891)
Vale Overseas:
	Morgan Stanley Capital Services, Inc.	Buy	240	0.700	3/20/17	-	38,306
	Morgan Stanley Capital Services, Inc.	Buy	240	0.630	3/20/17	-	39,349

		Total	480			-	77,655
F11 | TOTAL RETURN PORTFOLIO

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments Continued
Credit Default Swap Contracts: Continued

						Upfront
		Buy/Sell	Notional	Pay/		Payment
		Credit	Amount	Receive	Termination	Received/
Swap Reference Entity	Counterparty	Protection	(000s)	Fixed Rate	Date	(Paid)	Value

Vale Overseas: Continued
	Morgan Stanley Capital Services, Inc.	Sell	$240	1.170%	3/20/17	$-	$(30,502)
	Morgan Stanley Capital Services, Inc.	Sell	240	1.100	3/20/17	-	(31,585)

		Total	480			-	(62,087)
Vornado Realty LP:
	Credit Suisse International	Sell	125	3.600	3/20/09	-	(1,086)
	Deutsche Bank AG	Sell	250	3.875	6/20/09	-	(2,004)

		Total	375			-	(3,090)
XL Capital Ltd.:
	Barclays Bank plc	Sell	255	3.550	9/20/09	-	(18,925)
	Deutsche Bank AG	Sell	285	3.550	9/20/09	-	(21,152)

		Total	540			-	(40,077)

		Grand Total Buys	3,008			(93)	372,348
		Grand Total Sells	14,545			405,356	(2,682,814)

				Total Credit Default Swaps		$405,263	$(2,310,466)

The table that follows shows the undiscounted maximum potential payment by the Portfolio related to selling credit protection in credit default swaps:

Type of Reference	Total Maximum Potential
Asset on which the	Payments for Selling Credit		Reference Asset
Portfolio Sold Protection	Protection (Undiscounted)	Amount Recoverable*	Rating Range**

Asset-Backed Indexes	$530,000	$-	AA
Single Name Corporate Debt	8,345,000	360,000	AAA to BBB-
Single Name Corporate Debt	5,670,000	610,000	BB+ to D

Total	$14,545,000	$970,000

*	Amounts recoverable includes potential payments from related purchased protection for instances where the Portfolio is the seller of protection. In addition, the Portfolio has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

**	The reference asset security rating, as rated by any rating organization, are included in the equivalent Standard & Poor's rating category. The reference asset rating represents the likelihood of a potential payment by the Portfolio if the reference asset experiences a credit event as of period end.
Total Return Swap Contracts as of December 31, 2008 are as follows:

	Notional
	Amount	Paid by	Received by	Termination
Reference Entity/Swap Counterparty	(000's)	the Portfolio	the Portfolio	Date	Value

Banc of America Securities LLC AAA 10 yr. CMBS Daily Index*:
Goldman Sachs Group, Inc. (The)	$5,760	A	D	3/31/09	$1,240,752
Goldman Sachs Group, Inc. (The)	4,280	B	C	1/31/09	(1,016,821)

				Reference Entity Total	223,931
Barclays Capital U.S. CMBS AAA Index*:
Citibank NA	1,400	A	D	2/1/09	152,969
Morgan Stanley	2,600	A	D	3/1/09	284,911

				Reference Entity Total	437,880
Barclays Capital U.S. CMBS AAA 8.5+ Index*:
Goldman Sachs Group, Inc. (The)	500	A	D	3/1/09	85,373
Goldman Sachs Group, Inc. (The)	1,200	A	D	3/1/09	204,410
Goldman Sachs Group, Inc. (The)	1,080	A	D	2/1/09	184,405
Morgan Stanley	380	A	D	3/1/09	64,795
Morgan Stanley	1,240	A	D	3/1/09	209,884
Morgan Stanley	30	A	D	2/1/09	5,051
F12 | TOTAL RETURN PORTFOLIO

Total Return Swap Contracts: Continued

	Notional
	Amount	Paid by	Received by	Termination
Reference Entity/Swap Counterparty	(000's)	the Portfolio	the Portfolio	Date	Value

Barclays Capital U.S. CMBS AAA 8.5+ Index*: Continued
Morgan Stanley	$650	A	D	2/1/09	$110,613
Morgan Stanley	980	A	D	2/1/09	167,542
Morgan Stanley	520	A	D	2/1/09	88,201

				Reference Entity Total	1,120,274

				Total of Total Return Swaps	$1,782,085

*	The CMBS Indexes are representative indexes of segments of the commercial mortgage backed securities market. These indexes are measured by movements in the credit spreads of the underlying holdings. As the credit market perceives an improvement in the credit quality of an Index's underlying holdings and reduced probability of default, the spread of an index narrows. As the credit market perceives a decrease in credit quality and an increased probability of default on an Index's underlying holdings, the spread widens.

Abbreviation is as follows:

CMBS Commercial Mortgage Backed Securities

A-	The Portfolio makes periodic payments when credit spreads, as represented by the Reference Entity, widen.

B-	The Portfolio makes periodic payments when credit spreads, as represented by the Reference Entity, narrow.

C-	The Portfolio receives periodic payments when credit spreads, as represented by the Reference Entity, widen.

D-	The Portfolio receives periodic payments when credit spreads, as represented by the Reference Entity, narrow.
The following table aggregates, as of period end, the amount receivable from/(payable to) each counterparty with whom the Portfolio has entered into a swap agreement. Swaps are individually disclosed in the preceding tables.
Swap Summary as of December 31, 2008 is as follows:

		Notional
	Swap Type from	Amount
Swap Counterparty	Portfolio Perspective	(000's)		Value

Barclays Bank plc:
	Credit Default Buy Protection	$240		$22,648
	Credit Default Sell Protection	3,015		(382,557)

				(359,909)
Citibank NA	Total Return	1,400		152,969
Credit Suisse International	Credit Default Sell Protection	2,405		(369,278)
Deutsche Bank AG:
	Credit Default Buy Protection	1,123		69,593
	Credit Default Sell Protection	3,595		(305,584)

				(235,991)
Goldman Sachs Bank USA	Credit Default Sell Protection	450		(277,939)
Goldman Sachs Group, Inc. (The)	Total Return	12,820		698,119
Goldman Sachs International	Credit Default Sell Protection	1,005		(86,158)
Morgan Stanley Capital Services, Inc.:
	Credit Default Buy Protection	1,645		280,107
	Credit Default Sell Protection	4,120		(1,261,298)
	Total Return	6,400		930,997

				(50,194)

			Total Swaps	$(528,381)

See accompanying Notes to Financial Statements.
F13 | TOTAL RETURN PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets

Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost $149,525,806)	$121,986,587
Affiliated companies (cost $7,528,935)	7,528,935

129,515,522
Cash	49,000
Swaps, at value (upfront payment paid $93)	3,244,906
Receivables and other assets:
Investments sold	623,691
Interest, dividends and principal paydowns	604,892
Terminated investment contracts	12,228
Shares of capital stock sold	11,822
Due from Manager	21
Other	9,511

Total assets	134,071,593

Liabilities

Swaps, at value (upfront payment received $405,356)	3,773,287
Payables and other liabilities:
Investments purchased (including $18,511,740 purchased on a when-issued or delayed delivery basis)	19,574,254
Futures margins	178,894
Shares of capital stock redeemed	84,090
Terminated investment contracts	77,871
Shareholder communications	12,009
Directors' compensation	4,136
Transfer and shareholder servicing agent fees	860
Other	42,659

Total liabilities	23,748,060

Net Assets	$110,323,533

Composition of Net Assets

Par value of shares of capital stock	$121,379
Additional paid-in capital	257,312,151
Accumulated net investment income	118,979
Accumulated net realized loss on investments	(119,706,266)
Net unrealized depreciation on investments	(27,522,710)

Net Assets-applicable to 121,379,088 shares of capital stock outstanding	$110,323,533

Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$0.91
See accompanying Notes to Financial Statements.
F14 | TOTAL RETURN PORTFOLIO

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income

Interest	$4,836,084
Dividends:
Unaffiliated companies	2,780,346
Affiliated companies	19,734

Total investment income	7,636,164

Expenses

Management fees	1,062,300
Shareholder communications	21,793
Accounting service fees	15,000
Directors' compensation	10,780
Transfer and shareholder servicing agent fees	9,994
Other	41,760

Total expenses	1,161,627
Less waivers and reimbursements of expenses	(868)

Net expenses	1,160,759

Net Investment Income	6,475,405

Realized and Unrealized Gain (Loss)

Net realized loss on:
Investments from unaffiliated companies	(29,118,269)
Closing and expiration of futures contracts	(1,341,849)
Swap contracts	(16,286,344)

Net realized loss	(46,746,462)
Net change in unrealized appreciation (depreciation) on:
Investments	(35,334,196)
Futures contracts	190,421
Swap contracts	281,145

Net change in unrealized depreciation	(34,862,630)

Net Decrease in Net Assets Resulting from Operations	$(75,133,687)

See accompanying Notes to Financial Statements.
F15 | TOTAL RETURN PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations

Net investment income	$6,475,405	$6,577,904
Net realized gain (loss)	(46,746,462)	13,494,318
Net change in unrealized appreciation (depreciation)	(34,862,630)	(6,855,054)

Net increase (decrease) in net assets resulting from operations	(75,133,687)	13,217,168

Dividends and/or Distributions to Shareholders

Dividends from net investment income	(5,766,300)	(6,971,904)

Capital Stock Transactions

Net decrease in net assets resulting from capital stock transactions	(24,826,588)	(30,309,527)

Net Assets

Total decrease	(105,726,575)	(24,064,263)
Beginning of period	216,050,108	240,114,371

End of period (including accumulated net investment income of $ 118,979 and $6,198,060, respectively)	$110,323,533	$216,050,108

See accompanying Notes to Financial Statements.
F16 | TOTAL RETURN PORTFOLIO

FINANCIAL HIGHLIGHTS

Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data

Net asset value, beginning of period	$1.53	$1.49	$1.37	$1.34	$1.25

Income (loss) from investment operations:
Net investment income[1]	.05	.04	.04	.03	.03

Net realized and unrealized gain (loss)	(.63)	.04	.12	.03	.09

Total from investment operations	(.58)	.08	.16	.06	.12

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.04)	(.04)	(.04)	(.03)	(.03)

Net asset value, end of period	$0.91	$1.53	$1.49	$1.37	$1.34

Total Return, at Net Asset Value[2]	(38.65)%	5.82%	11.70%	4.78%	9.47%

Ratios/Supplemental Data

Net assets, end of period (in millions)	$110	$216	$240	$261	$303

Average net assets (in millions)	$170	$231	$247	$277	$311

Ratios to average net assets:[3]
Net investment income	3.82%	2.84%	2.74%	2.34%	2.00%
Total expenses	0.68%[4]	0.68%[4]	0.66%[4]	0.69%	0.66%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.68%	0.66%	0.68%	0.66%

Portfolio turnover rate[5]	121%	107%	151%	149%	144%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows: Year Ended December 31, 2008 0.68% Year Ended December 31, 2007 0.68% Year Ended December 31, 2006 0.66%

5.	The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended December 31, 2008	$257,388,353	$252,164,734
Year Ended December 31, 2007	$184,746,936	$185,640,788
Year Ended December 31, 2006	$299,867,320	$323,936,795
Year Ended December 31, 2005	$557,799,525	$563,615,189
Year Ended December 31, 2004	$739,617,290	$758,374,784
See accompanying Notes to Financial Statements.
F17 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Total Return Portfolio (the "Portfolio") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio's investment objective is to seek to maximize total investment return (including capital appreciation and income) principally by allocating its assets among stocks, corporate bonds, U.S. government securities and money market instruments, according to changing market conditions. The Portfolio's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Portfolio are sold only to separate accounts of life insurance companies. A majority of such shares are held by separate accounts of Massachusetts Mutual Life Insurance Co., an affiliate of the Manager.
     The following is a summary of significant accounting policies consistently followed by the Portfolio.
Securities Valuation. The Portfolio calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Portfolio's investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Portfolio's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Portfolio's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.
     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Portfolio's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of
F18 | TOTAL RETURN PORTFOLIO

Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Securities on a When-Issued or Delayed Delivery Basis. The Portfolio may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Portfolio on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Portfolio's net asset value to the extent the Portfolio executes such transactions while remaining substantially fully invested. When the Portfolio engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Portfolio to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Portfolio maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Portfolio may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.
As of December 31, 2008, the Portfolio had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed
Delivery Basis Transactions
Purchased securities	$18,511,740
The Portfolio may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Portfolio sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities that have been sold. The Portfolio records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.
     Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Portfolio to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Portfolio maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.
Credit Risk. The Portfolio invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Portfolio may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2008, securities with an aggregate market value of $87,150, representing 0.08% of the Portfolio's net assets, were in default.
F19 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Investment in Oppenheimer Institutional Money Market Fund. The Portfolio is permitted to invest daily available cash balances in an affiliated money market fund. The Portfolio may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Portfolio's investment in IMMF is included in the Statement of Investments. As a shareholder, the Portfolio is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF.
Investments With Off-Balance Sheet Market Risk. The Portfolio enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Portfolio's Statement of Assets and Liabilities.
Federal Taxes. The Portfolio intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Portfolio files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Portfolio's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Portfolio must satisfy under the income tax regulations, losses the Portfolio may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation Based on
Cost of Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$-	$-	$119,756,044	$27,349,818

1.	As of December 31, 2008, the Portfolio had $101,579,736 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2009	$17,577,427
2010	70,023,891
2016	13,978,418

Total	$101,579,736

2.	As of December 31, 2008, the Portfolio had $18,176,308 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Portfolio did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2007, the Portfolio utilized $13,889,673 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Portfolio.
F20 | TOTAL RETURN PORTFOLIO

Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Portfolio were unaffected by the reclassifications.

	Reduction to	Reduction to
	Accumulated	Accumulated Net
Reduction	Net Investment	Realized Loss
to Paid-in Capital	Income	on Investments

$7,841,103	$6,788,186	$14,629,289
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$5,766,300	$6,971,904
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$156,865,340
Federal tax cost of other investments	(8,305,211)

Total federal tax cost	$148,560,129

Gross unrealized appreciation	$2,225,781
Gross unrealized depreciation	(29,575,599)

Net unrealized depreciation	$(27,349,818)

Directors' Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Portfolio. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Portfolio or in other Oppenheimer funds selected by the Director. The Portfolio purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Portfolio asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Portfolio, and will not materially affect the Portfolio's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Portfolio on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Portfolio pays interest to its custodian on such cash overdrafts, to the extent they are not
F21 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
offset by positive cash balances maintained by the Portfolio, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Portfolio during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Portfolio's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Portfolio. In the normal course of business, the Portfolio may also enter into contracts that provide general indemnifications. The Portfolio's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Portfolio. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Portfolio has authorized 1.51 billion shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Sold	857,165	$1,094,622	1,657,950	$2,532,838
Dividends and/or distributions reinvested	4,303,209	5,766,300	4,775,277	6,971,904
Redeemed	(25,110,984)	(31,687,510)	(26,155,806)	(39,814,269)

Net decrease	(19,950,610)	$(24,826,588)	(19,722,579)	$(30,309,527)

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$186,723,406	$228,535,779
To Be Announced (TBA) mortgage-related securities	257,388,353	252,164,734
4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Portfolio pays the Manager a management fee based on the daily net assets of the Portfolio at an annual rate as shown in the following table:

Fee Schedule

Up to $600 million	0.625%
Over $600 million	0.450
Accounting Service Fees. The Manager acts as the accounting agent for the Portfolio at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
F22 | TOTAL RETURN PORTFOLIO

Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Portfolio. The Portfolio pays OFS a per account fee. For the year ended December 31, 2008, the Portfolio paid $9,999 to OFS for services to the Portfolio.
     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 for assets of $10 million or more. The Portfolio is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.35% of average annual net assets of the Portfolio. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Portfolio expenses in an amount equal to the indirect management fees incurred through the Portfolio's investment in IMMF. During the year ended December 31, 2008, the Manager waived $868 for IMMF management fees.
5. Futures Contracts
A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Portfolio may buy and sell futures contracts and may also buy or write put or call options on these futures contracts.
     Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio's assets are valued.
     Upon entering into a futures contract, the Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.
     Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.
     Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolio's securities.
6. Swap Contracts
The Portfolio may enter into privately negotiated agreements with a counterparty to exchange or "swap" payments at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. As derivative contracts, swaps typically do not have an associated cost at contract inception. At initiation, contract terms are typically set at market value such that the value of the swap is $0. If a counterparty specifies terms that would result in the contract having a value other than $0 at initiation, one counterparty will pay the other an upfront payment to equalize the contract. Subsequent changes in market value are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. Contract types may include credit default, interest rate, total return, and currency swaps.
     Swaps are marked to market daily using quotations primarily from pricing services, counterparties or brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately
F23 | TOTAL RETURN PORTFOLIO

NOTES TO FINANCIAL STATEMENTS Continued
6. Swap Contracts Continued
disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) is comprised of the change in the valuation of the swap combined with the accrued interest due to (owed by) the Portfolio at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. Any payment received or paid to initiate a contract is recorded as a cost of the swap in the Statement of Assets and Liabilities and as a component of unrealized gain or loss on the Statement of Operations until contract termination; upon contract termination, this amount is recorded as realized gain or loss on the Statement of Operations. Excluding amounts paid at contract initiation as described above, the Portfolio also records any periodic payments received from (paid to) the counterparty, including at termination, as realized gain (loss) on the Statement of Operations.
     Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty fails to make a payment when due or otherwise defaults under the terms of the contract. If the counterparty defaults, the Portfolio's loss will consist of the net amount of contractual payments that the Portfolio has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the performance of the asset or non-asset reference. Liquidity risk is the risk that the Portfolio may be unable to close the contract prior to its termination.
Credit Default Swap Contracts. A credit default swap is a bilateral contract that enables an investor to buy or sell protection on a debt security against a defined-issuer credit event, such as the issuer's failure to make timely payments of interest or principal on the debt security, bankruptcy or restructuring. The Portfolio may enter into credit default swaps either by buying or selling protection on a single security or a basket of securities (the "reference asset").
     The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of debt securities underlying the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.
     The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.
     If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the reference asset less the market value of the reference asset. Upon exercise of the contract the difference between the value of the underlying reference asset and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.
     Risks of credit default swaps include credit, market and liquidity risk. Additional risks include but are not limited to: the cost of paying for credit protection if there are no credit events or the cost of selling protection when a credit event occurs (paying the notional amount to the protection buyer); and pricing transparency when assessing the value of a credit default swap.
     As of the period end, the Portfolio has sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities and/or indexes that are either unavailable or considered to be less attractively priced in the bond market. The Portfolio has also engaged in pairs trades by purchasing protection through a credit default swap referenced to the debt of an issuer, and simultaneously selling protection through a credit default swap referenced to the debt of a different issuer with the intent to realize gains from the pricing differences of the two issuers who are expected to have similar market risks. Pairs trades attempt to gain exposure to credit risk while hedging or offsetting the effects of overall market movements. In addition, the Portfolio has engaged in spread curve trades by
F24 | TOTAL RETURN PORTFOLIO

simultaneously purchasing and selling protection through credit default swaps referenced to the same issuer but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.
Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate or index) and the other on the total return of a reference asset (such as a security or a basket of securities). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.
     Risks of total return swaps include credit, market and liquidity risk.
7. Illiquid Securities
As of December 31, 2008, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Portfolio will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Portfolio uses derivative instruments, how these activities are accounted for, and their effect on the Portfolio's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Portfolio's financial statements and related disclosures.
9. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Portfolio appointed KPMG LLP as the independent registered public accounting firm to the Portfolio for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Portfolio and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F25 | TOTAL RETURN PORTFOLIO

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of Oppenheimer International Growth Fund/VA:
We have audited the accompanying statement of assets and liabilities of Oppenheimer International Growth Fund/VA (the "Fund"), a series of Panorama Series Fund, Inc., including the statement of investments, as of December 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
/s/ Deloitte & Touche LLP
Deloitte & Touche LLP
Denver, Colorado
February 11, 2009
F17 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS December 31, 2008

	Shares	Value

Common Stocks-90.6%
Consumer Discretionary-10.3%
Automobiles-1.7%
Bayerische Motoren Werke (BMW) AG	28,088	$881,976
Honda Motor Co.	86,420	1,872,770
Toyota Motor Corp.	83,298	2,724,475

		5,479,221

Diversified Consumer Services-0.4%
Dignity plc	145,710	1,279,852
Hotels, Restaurants & Leisure-0.9%
Carnival Corp.	60,700	1,476,224
Enterprise Inns plc	465,000	379,989
William Hill plc	326,541	1,030,299
		2,886,512

Household Durables-0.5%
SEB SA	48,578	1,464,922
Media-2.4%
British Sky Broadcasting Group plc	198,358	1,400,028
Grupo Televisa SA, Sponsored GDR	100,400	1,499,976
Mediaset SpA	113,400	650,701
Vivendi SA	86,770	2,838,544
Zee Entertainment Enterprises Ltd.	430,900	1,251,214

		7,640,463

Multiline Retail-0.3%
Pinault-Printemps-Redoute SA	16,270	1,067,936
Specialty Retail-1.5%
Hennes & Mauritz AB, Cl. B	45,400	1,792,217
Industria de Diseno Textil SA	70,900	3,148,868

		4,941,085

Textiles, Apparel & Luxury Goods-2.6%
Burberry Group plc	431,107	1,402,605
Compagnie Financiere Richemont SA, Cl. A	72,231	1,399,899
Luxottica Group SpA	98,200	1,763,858
LVMH Moet Hennessey Louis Vuitton	28,680	1,936,118
Swatch Group AG (The), Cl. B	12,202	1,701,485

		8,203,965

Consumer Staples-6.3%
Beverages-1.8%
C&C Group plc	499,772	1,016,773
Heineken NV	44,400	1,370,653
Pernod-Ricard SA	45,100	3,360,406

		5,747,832

Food & Staples Retailing-0.6%
Woolworths Ltd.	102,451	$1,949,084
Food Products-2.6%
Barry Callebaut AG	9,495	6,190,225
Nestle SA	54,409	2,140,678

		8,330,903

Household Products-0.5%
Reckitt Benckiser Group plc	47,368	1,790,135
Personal Products-0.4%
L'Oreal SA	14,410	1,258,167
Tobacco-0.4%
British American Tobacco plc	44,162	1,164,038
Energy-5.2%
Energy Equipment & Services-1.2%
Saipem SpA	44,400	749,103
Technip SA	104,730	3,223,866

		3,972,969

Oil, Gas & Consumable Fuels-4.0%
BG Group plc	362,760	5,109,161
BP plc, ADR	56,000	2,617,440
Total SA	71,440	3,913,377
Tsakos Energy Navigation Ltd.	60,100	1,101,032

		12,741,010

Financials-7.1%
Capital Markets-2.4%
3i Group plc	186,799	746,525
Collins Stewart plc	1,557,380	1,354,202
Credit Suisse Group AG	33,816	925,263
ICAP plc	617,660	2,613,031
Reinet Investments SCA[1]	8,514	83,241
Tullett Prebon plc	944,440	1,887,810

		7,610,072

Commercial Banks-0.3%
ICICI Bank Ltd., Sponsored ADR	54,125	1,041,906
Insurance-3.3%
Allianz SE	9,433	1,015,251
AMP Ltd.	297,235	1,152,165
Prudential plc	406,914	2,513,131
QBE Insurance Group Ltd.	284,451	5,272,238
QBE Insurance Group Ltd., Legend Shares	38,000	704,322

		10,657,107
F1 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued

	Shares	Value
Real Estate Management & Development-0.7%
Solidere, GDR[2,3]	102,720	$1,718,924
Solidere, GDR[3]	25,380	424,711

		2,143,635

Thrifts & Mortgage Finance-0.4%
Housing Development Finance Corp. Ltd.	17,400	542,804
Paragon Group Cos. plc	888,814	736,924

		1,279,728

Health Care-18.1%
Biotechnology-3.4%
CSL Ltd.	152,700	3,676,638
Grifols SA	138,300	2,413,545
Marshall Edwards, Inc.[1,4]	382,300	267,610
Marshall Edwards, Inc.[1,2]	330,600	231,420
NeuroSearch AS1	110,069	2,861,552
NicOx SA1	77,578	851,247
Santhera Pharmaceuticals[1]	13,609	500,048

		10,802,060

Health Care Equipment & Supplies-7.2%
DiaSorin SpA	74,166	1,481,661
Essilor International SA	50,130	2,363,358
Nobel Biocare Holding AG	25,711	525,755
Smith & Nephew plc	280,932	1,808,150
Sonova Holding AG	29,253	1,761,743
Straumann Holding AG	12,155	2,137,265
Synthes, Inc.	62,663	7,907,248
Terumo Corp.	73,400	3,434,744
William Demant Holding AS1	35,700	1,490,289

		22,910,213

Health Care Providers & Services-2.5%
Sonic Healthcare Ltd.	760,958	7,876,451
Health Care Technology-0.0%
Ortivus AB, Cl. B1	279,600	112,902
Life Sciences Tools & Services-0.4%
Art Advanced Research Technologies, Inc.[1]	270,100	12,765
Art Advanced Research Technologies, Inc., Legend Shares[1,4]	898,700	42,472
Art Advanced Research Technologies, Inc., Series 1[1]	360,333	17,029
Art Advanced Research Technologies, Inc., Series 2[1]	113,634	5,370
BTG plc[1]	510,254	1,045,475
Tyrian Diagnostics Ltd.[1]	4,657,849	99,338

		1,222,449

Pharmaceuticals-4.6%
Astellas Pharma, Inc.	27,800	1,130,348
GlaxoSmithKline plc	36,961	696,061
Novogen Ltd.[1]	1,154,071	578,826
Roche Holding AG	35,397	5,439,337
Sanofi-Aventis SA	37,675	2,404,335
Shionogi & Co. Ltd.	91,000	2,335,528
Takeda Pharmaceutical Co. Ltd.	40,600	2,104,396

		14,688,831

Industrials-18.3%
Aerospace & Defense-0.7%
Empresa Brasileira de Aeronautica SA	570,126	2,296,543
Air Freight & Logistics-0.2%
Toll Holdings Ltd.	143,750	633,734
Commercial Services & Supplies-5.1%
Aggreko plc	322,540	2,107,922
Capita Group plc	767,014	8,290,482
Experian plc	358,491	2,277,424
Prosegur Compania de Seguridad SA	110,300	3,672,569

		16,348,397

Construction & Engineering-2.2%
Koninklijke Boskalis Westminster NV	41,191	961,372
Leighton Holdings Ltd.	119,780	2,375,469
Maire Tecnimont SpA	570,200	1,165,150
Outotec OYJ	31,800	494,680
Trevi Finanziaria SpA	95,700	999,942
Vinci SA	23,881	1,010,511

		7,007,124

Electrical Equipment-5.1%
ABB Ltd.	527,516	7,938,090
Alstom	91,390	5,422,659
Ceres Power Holdings plc[1]	818,428	978,815
Ushio, Inc.	156,100	2,056,371

		16,395,935

Industrial Conglomerates-1.5%
Koninklijke (Royal) Philips Electronics NV	86,500	1,690,386
Siemens AG	38,904	2,933,983

		4,624,369

Machinery-2.2%
Aalberts Industries NV	424,568	3,047,443
Demag Cranes AG	86,918	2,310,798
Hyundai Heavy Industries Co. Ltd.	4,018	624,791
Takeuchi Mfg. Co. Ltd.	98,473	942,790

		6,925,822
F2 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

	Shares	Value

Trading Companies & Distributors-1.3%
Bunzl plc	422,633	$3,659,460
Wolseley plc	109,560	619,676

		4,279,136

Information Technology-20.4%
Communications Equipment-3.6%
Nokia Oyj	61,400	956,434
Tandberg ASA	467,000	5,181,533
Telefonaktiebolaget LM Ericsson, B Shares	704,480	5,458,337

		11,596,304

Computers & Peripherals-0.1%
Logitech International SA1	23,331	363,601
Electronic Equipment & Instruments-5.6%
Hoya Corp.	199,793	3,468,094
Ibiden Co. Ltd.	60,721	1,250,771
Keyence Corp.	24,390	4,990,148
Nidec Corp.	121,700	4,728,983
Nippon Electric Glass Co. Ltd.	103,000	540,595
Omron Corp.	82,486	1,106,278
Phoenix Mecano AG	5,428	1,613,840

		17,698,709

Internet Software & Services-2.9%
United Internet AG	153,255	1,356,297
Yahoo! Japan Corp.	19,424	7,940,328

		9,296,625

IT Services-0.9%
Infosys Technologies Ltd.	120,264	2,786,190
Office Electronics-1.0%
Canon, Inc.	100,850	3,163,394
Software-6.3%
Autonomy Corp. plc[1]	423,170	5,908,606
Compugroup Holding AG1	121,302	553,550
Nintendo Co. Ltd.	18,900	7,255,680
Sage Group plc (The)	432,360	1,078,544
SAP AG	67,362	2,407,005
Square Enix Holdings Co. Ltd.	51,094	1,648,192
Temenos Group AG1	92,020	1,226,014

		20,077,591

Materials-2.9%
Chemicals-1.4%
Filtrona plc	675,375	1,354,478
Nufarm Ltd.	236,194	1,774,979
Sika AG	1,622	1,377,932

		4,507,389

Metals & Mining-1.5%
Impala Platinum Holdings Ltd.	223,600	3,244,764
Rio Tinto plc	64,961	1,427,812

		4,672,576

Telecommunication Services-1.6%
Wireless Telecommunication Services-1.6%
KDDI Corp.	421	2,996,212
Vodafone Group plc	1,097,762	2,241,813

		5,238,025

Utilities-0.4%
Electric Utilities-0.4%
Fortum Oyj	51,900	1,120,114

Total Common Stocks (Cost $338,771,281)		289,295,026

Preferred Stocks-1.3%
Companhia Vale do Rio Doce, Sponsored ADR	250,700	2,669,955
Porsche Automobil Holding, Preference	19,379	1,542,939

Total Preferred Stocks (Cost $3,176,256)		4,212,894

	Units
Rights, Warrants and Certificates-0.0%
Marshall Edwards, Inc. Wts., Strike Price $3.60, Exp. 8/6/12[1]	7,500	20,673
Marshall Edwards, Inc. Wts., Strike Price $4.35, Exp. 7/11/10[1]	89,460	51,280

Total Rights, Warrants and Certificates (Cost $0)		71,953

	Shares
Investment Company-9.8%
Oppenheimer Institutional Money Market Fund, Cl. E, 1.96%[5,6] (Cost $31,279,725)	31,279,725	31,279,725
Total Investments, at Value (Cost $373,227,262)	101.7%	324,859,598
Liabilities in Excess of Other Assets	(1.7)	(5,573,477)

Net Assets	100.0%	$319,286,121

Industry classifications are unaudited.
F3 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF INVESTMENTS Continued
Footnotes to Statement of Investments
1. Non-income producing security.
2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $1,950,344 or 0.61% of the Fund's net assets as of December 31, 2008.
3. The Fund holds securities which have been issued by the same entity and that trade on separate exchanges.
4. Illiquid or restricted security. The aggregate value of illiquid or restricted securities as of December 31, 2008 was $310,082, which represents 0.10% of the Fund's net assets, of which $267,610 is considered restricted. See Note 6 of accompanying Notes. Information concerning restricted securities is as follows:

	Acquisition			Unrealized
Security	Dates	Cost	Value	Depreciation
Marshall
Edwards, Inc.	12/28/05-7/28/08	$1,873,903	$267,610	$1,606,293
5.  Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2008, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares			Shares
	December 31,	Gross	Gross	December 31,
	2007	Additions	Reductions	2008

OFI Liquid Assets Fund, LLC	-	6,314,636	6,314,636	-
Oppenheimer Institutional Money Market Fund, Cl. E	26,050,266	142,301,700	137,072,241	31,279,725

	Value	Income

OFI Liquid Assets Fund, LLC	$-	$11,867	[a]
Oppenheimer Institutional
Money Market Fund, Cl. E	31,279,725	822,979

	$31,279,725	$834,846

     a.  Net of compensation to the securities lending agent and rebates paid to the borrowing counterparties.
6. Rate shown is the 7-day yield as of December 31, 2008.
Valuation Inputs
Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:
1) Level 1-quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2) Level 2-inputs other than quoted prices that are observable for the asset (such as quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3) Level 3-unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset).
The market value of the Fund's investments was determined based on the following inputs as of December 31, 2008:

	Investments	Other Financial
Valuation Description	in Securities	Instruments*

Level 1-Quoted Prices	$52,849,738	$-
Level 2-Other Significant Observable Inputs	272,009,860	29,254
Level 3-Significant Unobservable Inputs	-	-

Total	$324,859,598	$29,254

*	Other financial instruments include options written, currency contracts, futures, forwards and swap contracts. Currency contracts and forwards are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Options written and swaps are reported at their market value at measurement date.
See the accompanying Notes for further discussion of the methods used in determining value of the Fund's investments, and a summary of changes to the valuation techniques, if any, during the reporting period.
Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent

United Kingdom	$57,242,464	17.6%
Japan	55,690,097	17.2
Switzerland	43,148,423	13.3
United States	33,326,932	10.3
France	31,115,446	9.6
Australia	26,093,244	8.0
Germany	13,001,799	4.0
Spain	9,234,982	2.8
Sweden	7,363,456	2.3
The Netherlands	7,069,854	2.2
Italy	6,810,415	2.1
India	5,622,114	1.7
Norway	5,181,533	1.6
Brazil	4,966,498	1.5
Denmark	4,351,841	1.3
South Africa	3,244,764	1.0
Finland	2,571,228	0.8
Jersey, Channel Islands	2,277,424	0.7
Lebanon	2,143,635	0.7
Mexico	1,499,976	0.5
Bermuda	1,101,032	0.3
Ireland	1,016,773	0.3
Korea, Republic of South	624,791	0.2
Luxembourg	83,241	0.0
Canada	77,636	0.0

Total	$324,859,598	100.0%

Foreign Currency Exchange Contracts as of December 31, 2008 are as follows:

		Contract Amount		Expiration		Unrealized	Unrealized
Contract Description	Buy	(000s)		Dates	Value	Appreciation	Depreciation

Australian Dollar (AUD)	Buy	1,042	AUD	1/5/09	$739,997	$20,240	$-
British Pound Sterling (GBP)	Buy	1,252	GBP	1/5/09	1,826,142	21,229	-
Danish Krone (DKK)	Buy	593	DKK	1/6/09	111,287	-	711
Euro (EUR)	Buy	404	EUR	1/2/09-1/6/09	564,618	-	4,338
Japanese Yen (JPY)	Buy	154,949	JPY	1/7/09	1,708,231	-	6,643
South African Rand (ZAR)	Buy	923	ZAR	1/7/09	97,996	-	523

Total unrealized appreciation and depreciation						$41,469	$12,215

See accompanying Notes to Financial Statements.
F4      |     OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF ASSETS AND LIABILITIES December 31, 2008

Assets
Investments, at value-see accompanying statement of investments:
Unaffiliated companies (cost$341,947,537)	$293,579,873
Affiliated companies (cost $31,279,725)	31,279,725

324,859,598
Cash	503,547
Unrealized appreciation on foreign currency exchange contracts	41,469
Receivables and other assets:
Shares of capital stock sold	1,807,711
Investments sold	1,129,693
Dividends	490,069
Due from Manager	86
Other	21,370

Total assets	328,853,543

Liabilities
Unrealized depreciation on foreign currency exchange contracts	12,215
Payables and other liabilities:
Investments purchased	9,422,330
Shares of capital stock redeemed	58,450
Shareholder communications	13,047
Distribution and service plan fees	6,998
Directors' compensation	3,442
Transfer and shareholder servicing agent fees	1,720
Other	49,220

Total liabilities	9,567,422

Net Assets	$319,286,121

Composition of Net Assets
Par value of shares of capital stock	$263,444
Additional paid-in capital	407,119,939
Accumulated net investment income	4,510,864
Accumulated net realized loss on investments and foreign currency transactions	(44,195,144)
Net unrealized depreciation on investments and translation of assets and liabilities denominated in foreign currencies	(48,412,982)

Net Assets	$319,286,121

Net Asset Value Per Share
Non-Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $297,685,714 and 246,178,402 shares of capital stock outstanding)	$1.21
Service Shares:
Net asset value, redemption price per share and offering price per share (based on net assets of $21,600,407 and 17,265,843 shares of capital stock outstanding)	$1.25
See accompanying Notes to Financial Statements.
F5 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENT OF OPERATIONS For the Year Ended December 31, 2008

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $384,198)	$8,990,078
Affiliated companies	822,979
Income from investment of securities lending cash collateral, net:
Unaffiliated companies	146,841
Affiliated companies	11,867
Interest	5,132

Total investment income	9,976,897

Expenses
Management fees	3,559,741
Distribution and service plan fees-Service shares	60,292
Transfer and shareholder servicing agent fees:
Non-Service shares	9,994
Service shares	9,995
Shareholder communications:
Non-Service shares	22,949
Service shares	1,728
Custodian fees and expenses	49,700
Accounting service fees	15,000
Directors' compensation	13,219
Other	51,054

Total expenses	3,793,672
Less reduction to custodian expenses	(835)
Less waivers and reimbursements of expenses	(27,410)

Net expenses	3,765,427

Net Investment Income	6,211,470

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	(22,215,602)
Foreign currency transactions	4,312,415

Net realized loss	(17,903,187)
Net change in unrealized depreciation on:
Investments	(161,743,314)
Translation of assets and liabilities denominated in foreign currencies	(25,513,495)

Net change in unrealized depreciation	(187,256,809)

Net Decrease in Net Assets Resulting from Operations	$(198,948,526)

See accompanying Notes to Financial Statements.
F6 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,	2008	2007

Operations
Net investment income	$6,211,470	$3,541,274
Net realized gain (loss)	(17,903,187)	14,870,346
Net change in unrealized appreciation (depreciation)	(187,256,809)	24,533,917

Net increase (decrease) in net assets resulting from operations	(198,948,526)	42,945,537

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Non-Service shares	(3,348,511)	(2,978,746)
Service shares	(190,645)	(196,214)

	(3,539,156)	(3,174,960)

Capital Stock Transactions
Net increase in net assets resulting from capital stock transactions:
Non-Service shares	111,827,999	29,747,698
Service shares	2,908,287	3,698,666

	114,736,286	33,446,364

Net Assets
Total increase (decrease)	(87,751,396)	73,216,941
Beginning of period	407,037,517	333,820,576

End of period (including accumulated net investment income of $4,510,864 and $960,531, respectively)	$319,286,121	$407,037,517

See accompanying Notes to Financial Statements.
F7 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

FINANCIAL HIGHLIGHTS

Non-Service Shares Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$2.13	$1.91	$1.47	$1.30	$1.12

Income (loss) from investment operations:
Net investment income[1]	.03	.02	.01	.01	.01
Net realized and unrealized gain (loss)	(.93)	.22	.44	.17	.19

Total from investment operations	(.90)	.24	.45	.18	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.02)	(.02)	(.01)	(.01)	(.02)

Net asset value, end of period	$1.21	$2.13	$1.91	$1.47	$1.30

Total Return, at Net Asset Value[2]	(42.64)%	12.61%	30.78%	14.06%	17.86%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$297,686	$374,302	$308,111	$203,172	$110,679

Average net assets (in thousands)	$341,275	$348,714	$247,327	$115,108	$96,388

Ratios to average net assets:[3]
Net investment income	1.71%	0.95%	0.73%	0.78%	0.64%
Total expenses	1.01%[4]	1.01%[4]	1.04%[4]	1.09%	1.08%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.00%	1.01%	1.04%	1.09%	1.08%

Portfolio turnover rate	22%	19%	9%	28%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

3.	Annualized for periods less than one full year.

4.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.02%
Year Ended December 31, 2007	1.01%
Year Ended December 31, 2006	1.04%
See accompanying Notes to Financial Statements.
F8 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Service Shares Year Ended December 31,	2008	2007	2006	2005	2004

Per Share Operating Data
Net asset value, beginning of period	$2.21	$1.97	$1.53	$1.34	$1.16

Income (loss) from investment operations:
Net investment income (loss)[1]	.03	.02	.01	.01	-[2]
Net realized and unrealized gain (loss)	(.98)	.23	.44	.19	.20

Total from investment operations	(.95)	.25	.45	.20	.20

Dividends and/or distributions to shareholders:
Dividends from net investment income	(.01)	(.01)	(.01)	(.01)	(.02)

Net asset value, end of period	$1.25	$2.21	$1.97	$1.53	$1.34

Total Return, at Net Asset Value[3]	(43.07)%	13.00%	29.25%	14.95%	17.15%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$21,600	$32,736	$25,710	$15,977	$12,682

Average net assets (in thousands)	$26,235	$31,137	$20,061	$13,609	$9,071

Ratios to average net assets:[4]
Net investment income	1.43%	0.71%	0.42%	0.50%	0.37%
Total expenses	1.28%[5]	1.29%[5]	1.34%[5]	1.40%	1.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.27%	1.29%	1.34%	1.40%	1.34%

Portfolio turnover rate	22%	19%	9%	28%	30%

1.	Per share amounts calculated based on the average shares outstanding during the period.

2.	Less than $0.005 per share.

3.	Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4.	Annualized for periods less than one full year.

5.	Total expenses including indirect expenses from affiliated fund were as follows:

Year Ended December 31, 2008	1.29%
Year Ended December 31, 2007	1.29%
Year Ended December 31, 2006	1.34%
See accompanying Notes to Financial Statements.
F9 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS
1. Significant Accounting Policies
Oppenheimer International Growth Fund/VA (the "Fund") is a series of Panorama Series Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek long-term growth of capital by investing, under normal circumstances, at least 90% of its total assets in equity securities of companies wherever located, the primary stock market of which is outside the United States. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). Shares of the Fund are sold only to separate accounts of life insurance companies.
     The Fund offers two classes of shares. Both classes are sold at their offering price, which is the net asset value per share, to separate investment accounts of participating insurance companies as an underlying investment for variable life insurance policies, variable annuity contracts or other investment products. The class of shares designated as Service shares is subject to a distribution and service plan. Both classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class.
     The following is a summary of significant accounting policies consistently followed by the Fund.
Securities Valuation. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.
     Effective for fiscal periods beginning after November 15, 2007, FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements, establishes a hierarchy for measuring fair value of assets and liabilities. As required by the standard, each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1", inputs other than quoted prices for an asset that are observable are classified as "Level 2" and unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3". The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.
     Securities are valued using quoted market prices, when available, as supplied primarily either by portfolio pricing services approved by the Board of Directors or dealers. These securities are typically classified within Level 1 or 2; however, they may be designated as Level 3 if the dealer or portfolio pricing service values a security through an internal model with significant unobservable market data inputs.
     Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.
     Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.
     Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities are valued at the mean between the "bid" and "asked" prices.
F10 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

     "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. These securities are typically designated as Level 2.
     In the absence of a readily available quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Directors (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.
     Fair valued securities may be classified as "Level 3" if the valuation primarily reflects the Manager's own assumptions about the inputs that market participants would use in valuing such securities.
     There have been no significant changes to the fair valuation methodologies during the period.
Foreign Currency Translation. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.
     Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.
     The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.
Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.
Investments in OFI Liquid Assets Fund, LLC. The Fund is permitted to invest cash collateral received in connection with its securities lending activities. Pursuant to the Fund's Securities Lending Procedures, the Fund may invest cash collateral in, among other investments, an affiliated money market fund. OFI Liquid Assets Fund, LLC ("LAF") is a limited liability company whose investment objective is to seek current income and stability of principal. The Manager is also the investment adviser of LAF. LAF is not registered under the Investment Company Act of 1940. However, LAF does
F11 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
comply with the investment restrictions applicable to registered money market funds set forth in Rule 2a-7 adopted under the Investment Company Act. The Fund's investment in LAF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of LAF's expenses, including its management fee of 0.08%.
Investments With Off-Balance Sheet Market Risk. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal reporting period ends.
The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Net Unrealized
Depreciation
Based on Cost of
Securities and
Undistributed	Undistributed	Accumulated	Other Investments
Net Investment	Long-Term	Loss	for Federal Income
Income	Gain	Carryforward[1,2,3,4]	Tax Purposes

$5,399,968	$-	$39,326,892	$54,166,895

1.	As of December 31, 2008, the Fund had $32,992,105 of net capital loss carryforwards available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. As of December 31, 2008, details of the capital loss carryforwards were as follows:

Expiring

2010	$5,201,741
2011	19,750,028
2016	8,040,336

Total	$32,992,105

2.	As of December 31, 2008, the Fund had $6,334,787 of post-October losses available to offset future realized capital gains, if any. Such losses, if unutilized, will expire in 2017.

3.	During the fiscal year ended December 31, 2008, the Fund did not utilize any capital loss carryforward.

4.	During the fiscal year ended December 31, 2007, the Fund utilized $13,850,699 of capital loss carryforward to offset capital gains realized in that fiscal year.
Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.
F12 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Accordingly, the following amounts have been reclassified for December 31, 2008. Net assets of the Fund were unaffected by the reclassifications.

Increase to
Increase	Accumulated Net
to Accumulated Net	Realized Loss
Investment Income	on Investments

$878,019	$878,019
The tax character of distributions paid during the years ended December 31, 2008 and December 31, 2007 was as follows:

	Year Ended	Year Ended
	December 31, 2008	December 31, 2007

Distributions paid from:
Ordinary income	$3,539,156	$3,174,960
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2008 are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$378,951,211
Federal tax cost of other investments	6,251,471

Total federal tax cost	$385,202,682

Gross unrealized appreciation	$24,232,187
Gross unrealized depreciation	(78,399,082)

Net unrealized depreciation	$(54,166,895)

Directors' Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of directors' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.
F13 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
1. Significant Accounting Policies Continued
Custodian Fees. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.
Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
Indemnifications. The Fund's organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
2. Shares of Capital Stock
The Fund has authorized 500 million shares of $0.001 par value capital stock. Transactions in shares of capital stock were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount

Non-Service Shares
Sold	109,184,845	$175,488,716	38,349,186	$79,573,926
Dividends and/or distributions reinvested	1,753,147	3,348,511	1,567,761	2,978,746
Redeemed	(40,311,197)	(67,009,228)	(25,926,707)	(52,804,974)

Net increase	70,626,795	$111,827,999	13,990,240	$29,747,698

Service Shares
Sold	7,264,228	$11,629,567	5,088,150	$10,823,440
Dividends and/or distributions reinvested	96,285	190,645	99,601	196,214
Redeemed	(4,939,331)	(8,911,925)	(3,373,172)	(7,320,988)

Net increase	2,421,182	$2,908,287	1,814,579	$3,698,666

3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in Oppenheimer Institutional Money Market Fund and OFI Liquid Assets Fund, LLC, for the year ended December 31, 2008, were as follows:

	Purchases	Sales

Investment securities	$197,790,564	$75,829,036
F14 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

4. Fees and Other Transactions with Affiliates
Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $250 million	1.00%
Over $250 million	0.90
Accounting Service Fees. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000, plus out-of-pocket costs and expenses reasonably incurred.
Transfer Agent Fees. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended December 31, 2008, the Fund paid $20,006 to OFS for services to the Fund.
     Additionally, funds offered in variable annuity separate accounts are subject to minimum fees of $10,000 per class, for class level assets of $10 million or more. Each class is subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
Distribution and Service Plan for Service Shares. The Fund has adopted a Distribution and Service Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940 for Service shares to pay OppenheimerFunds Distributor, Inc. (the "Distributor"), for distribution related services, personal service and account maintenance for the Fund's Service shares. Under the Plan, payments are made periodically at an annual rate of up to 0.25% of the average annual net assets of Service shares of the Fund. The Distributor currently uses all of those fees to compensate sponsor(s) of the insurance product that offers Fund shares, for providing personal service and maintenance of accounts of their variable contract owners that hold Service shares. These fees are paid out of the Fund's assets on an on-going basis and increase operating expenses of the Service shares, which results in lower performance compared to the Fund's shares that are not subject to a service fee. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.
Waivers and Reimbursements of Expenses. OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets per class. This undertaking may be amended or withdrawn at any time.
     The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF. During the year ended December 31, 2008, the Manager waived $27,410 for IMMF management fees.
5. Foreign Currency Exchange Contracts
The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.
     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.
     Risks to the Fund include both market and credit risk. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received.
F15 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

NOTES TO FINANCIAL STATEMENTS Continued
6. Illiquid or Restricted Securities
As of December 31, 2008, investments in securities included issues that are illiquid or restricted. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Directors as reflecting fair value. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional purchasers, may not be subject to that limitation. Securities that are illiquid or restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.
7. Securities Lending
The Fund lends portfolio securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The loans are secured by collateral (either securities, letters of credit, or cash) in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and cost in recovering the securities loaned or in gaining access to the collateral. The Fund continues to receive the economic benefit of interest or dividends paid on the securities loaned in the form of a substitute payment received from the borrower and recognizes the gain or loss in the fair value of the securities loaned that may occur during the term of the loan. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As of December 31, 2008, the Fund had no securities on loan.
8. Recent Accounting Pronouncement
In March 2008, the Financial Accounting Standards Board ("FASB") issued Statement on Financial Accounting Standards ("SFAS") No. 161, Disclosures about Derivative Instruments and Hedging Activities. This standard requires enhanced disclosures about derivative and hedging activities, including qualitative disclosures about how and why the Fund uses derivative instruments, how these activities are accounted for, and their effect on the Fund's financial position, financial performance and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the Fund's financial statements and related disclosures.
9. Change In Independent Registered Public Accounting Firm (Unaudited)
At a meeting held on August 20, 2008, the Board of Directors of the Fund appointed KPMG LLP as the independent registered public accounting firm to the Fund for fiscal year 2009, replacing the firm of Deloitte & Touche LLP, effective at the conclusion of the fiscal 2008 audit. During the two most recent fiscal years the audit reports of Deloitte & Touche LLP contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, there were no disagreements between the Fund and Deloitte & Touche LLP on accounting principles, financial statement disclosure or audit scope, which if not resolved to the satisfaction of Deloitte & Touche LLP would have caused it to make reference to the disagreements in connection with its reports.
F16 | OPPENHEIMER INTERNATIONAL GROWTH FUND/VA

Appendix A

RATINGS DEFINITIONS

Below are summaries of the rating definitions used by the Nationally Recognized Statistical Rating Organizations ("NRSROs") listed below. Those ratings represent the opinion of the NRSRO as to the credit quality of issues that they rate. The summaries below are based upon publicly available information provided by the NRSROs.

Moody's Investors Service, Inc. ("Moody's")

Long-Term Ratings: Bonds and Preferred Stock Issuer Ratings

Aaa: Bonds and preferred stock rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds and preferred stock rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than that of "Aaa" securities.

A: Bonds and preferred stock rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds and preferred stock rated "Baa" are considered medium-grade obligations; that is, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds and preferred stock rated "Ba" are judged to have speculative elements. Their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds and preferred stock rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds and preferred stock rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds and preferred stock rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds and preferred stock rated "C" are the lowest class of rated bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category. Advanced refunded issues that are secured by certain assets are identified with a # symbol.

Prime Rating System (Short-Term Ratings – Taxable Debt)

These ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

Prime-1: Issuer has a superior ability for repayment of senior short-term debt obligations.

Prime-2: Issuer has a strong ability for repayment of senior short-term debt obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3: Issuer has an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime: Issuer does not fall within any Prime rating category.

Standard & Poor's Ratings Services ("Standard & Poor's"), a division of The McGraw-Hill Companies, Inc.

Long-Term Issue Credit Ratings

Issue credit ratings are based in varying degrees, on the following considerations:

•	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation; and

•	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA: An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C: Obligations rated "BB," "B," "CCC," "CC," and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated "CC" is currently highly vulnerable to nonpayment.

C: Subordinated debt or preferred stock obligations rated "C" are currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

c: The "c" subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r: The "r" highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R. Not rated.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories ("AAA," "AA," "A," and "BBB," commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

Short-Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper.

A-1: A short-term obligation rated "A-1" is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated "B" is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Notes:
A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

SP-1: Strong capacity to pay principal and interest. An issue with a very strong capacity to pay debt service is given a (+) designation.

SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3: Speculative capacity to pay principal and interest.

Fitch, Inc.

International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

International Long-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.

Investment Grade:

AAA: Highest Credit Quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in the case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. "AA" ratings denote a very low expectation of credit risk. They indicate a very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade:

BB: Speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time. However, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met. However, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, and C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

DDD, DD, and D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. "DDD" obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. "DD" indicates potential recoveries in the range of 50%-90%, and "D" the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated "DDD" have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated "DD" and "D" are generally undergoing a formal reorganization or liquidation process; those rated "DD" are likely to satisfy a higher portion of their outstanding obligations, while entities rated "D" have a poor prospect for repaying all obligations.

Plus (+) and minus (-) signs may be appended to a rating symbol to denote relative status within the major rating categories. Plus and minus signs are not added to the "AAA" category or to categories below "CCC," nor to short-term ratings other than "F1" (see below).

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Strongest capacity for timely payment of financial commitments. May have an added "+" to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of higher ratings.

F3: Fair credit quality. Capacity for timely payment of financial commitments is adequate. However, near-term adverse changes could result in a reduction to non-investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Default. Denotes actual or imminent payment default

Panorama Series Fund, Inc.

Internet Website:

     www.oppenheimerfunds.com

Investment Advisor

OppenheimerFunds, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Distributor

OppenheimerFunds Distributor, Inc.

Two World Financial Center
225 Liberty Street, 11th Floor
New York, New York 10281-1008

Transfer Agent

OppenheimerFunds Services
P.O. Box 5270
Denver, Colorado 80217
1.800.CALL OPP (225.5677)

Custodian Bank

JPMorgan Chase Bank
4 Chase Metro Tech Center
Brooklyn, New York, 11245

Independent Registered Public Accounting Firm

KPMG llp

707 Seventeenth Street

Denver, Colorado 80202

Legal Counsel

K&L Gates LLP
70 West Madison Street, Suite 3100
Chicago, Illinois 60602

1234

PX.PAN.001.0409

PANORAMA SERIES FUND, INC.

FORM N-1A

PART C

OTHER INFORMATION

Item 23. Exhibits

(a)     (i)     Amended and Restated Articles of Incorporation dated 5/8/95: Previously filed with Registrant’s Post-Effective Amendment No. 23, 3/1/96, and incorporated herein by reference.

(ii)     Articles Supplementary dated 8/29/96: Previously filed with Registrant’s Post-Effective Amendment No. 25, 4/25/97, and incorporated herein by reference.

(iii)     Articles Supplementary dated 4/27/00: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

(iv)     Articles Supplementary dated 4/26/04: Previously filed with Registrant’s Post-Effective Amendment No. 36, 4/27/04, and incorporated herein by reference.

(v)     Articles of Supplementary dated 1/16/06: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

(vi)     Articles of Supplementary dated 5/22/08: Filed herewith.

(b)     By-Laws amended through 1/29/96: Previously filed with Registrant's Post-Effective Amendment No. 23, 3/1/96, and incorporated herein by reference.

(c)     Oppenheimer International Growth Fund/VA specimen share certificate: Previously filed with Registrant’s Post-Effective Amendment No. 33, 4/29/02, and incorporated herein by reference.

(d)     (i)     Amended and Restated Investment Advisory Agreement on behalf of Total Return Portfolio dated 1/1/05: Previously filed with Registrant’s Post-Effective Amendment No. 37, 2/25/05, and incorporated herein by reference.

     (ii)     Amended and Restated Investment Advisory Agreement on behalf of Growth Portfolio dated 1/1/05: Previously filed with Registrant’s Post-Effective Amendment No. 37, 2/25/05, and incorporated herein by reference.

     (iii)     Amended and Restated Investment Advisory Agreement on behalf of Oppenheimer International Growth Fund/VA (formerly named International Equity Portfolio) dated 1/1/05: Previously filed with Registrant’s Post-Effective Amendment No. 37, 2/25/05, and incorporated herein by reference.

(e)     (i)     General Distributor’s Agreement for Service shares of Total Return Portfolio dated April 17, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

     (ii)     General Distributor’s Agreement for Service shares of Growth Portfolio dated April 17, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

     (iii)     General Distributor’s Agreement for Service shares of International Growth Fund/VA dated April 17, 2000: Previously filed with Registrant’s Post-Effective Amendment No. 31, 4/27/00, and incorporated herein by reference.

     (iv)     Form of Dealer Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (v)     Form of Broker Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (vi)     Form of Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

     (vii)     Form of Trust Company Fund/SERV Purchase Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 45 to the Registration Statement of Oppenheimer High Yield Fund (Reg. No. 2-62076), (10/26/01), and incorporated herein by reference.

     (viii)     Form of Trust Company Agency Agreement of OppenheimerFunds Distributor, Inc.: Previously filed with Post-Effective Amendment No. 34 to the Registration Statement of Oppenheimer Main Street Funds, Inc. (Reg. No.33-17850), (10/23/06), and incorporated herein by reference.

(f)     Form of Oppenheimer Funds Compensation Deferral Plan, As Amended and Restated Effective January 1, 2008: Previously filed with Post-Effective Amendment No. 18 to the Registration Statement of Oppenheimer International Bond Fund (Reg. No. 33-58383), (12/20/07), and incorporated herein by reference.

(g)     Global Custody Agreement dated August 16, 2002: Previously filed with Post-Effective

Amendment No. 51 to the Registration Statement of Oppenheimer Capital Appreciation Fund (Reg. No. 2-69719), (10/23/06), and incorporated herein by reference.

(h)     Not applicable.

(i)     Opinion and Consent of Counsel: Previously filed with Post-Effective Amendment No. 22, 4/28/95, and incorporated herein by reference.

(j)     Independent Registered Public Accounting Firm’s Consent: Filed herewith.

(k)     Not applicable.

(l)	Not applicable.

(m)     (i)     Amended and Restated Distribution & Service Plan and Agreement for Service shares of Total Return Portfolio under Rule 12b-1 dated 10/28/05: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

(ii)     Amended and Restated Distribution & Service Plan and Agreement for Service shares of Growth Portfolio under Rule 12b-1 dated 10/28/05: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference.

(iii)     Amended and Restated Distribution & Service Plan and Agreement for Service shares of International Growth Fund/VA under Rule 12b-1 dated 10/28/05: Previously filed with Registrant’s Post Effective Amendment No. 39, 4/28/06, and incorporated herein by reference

         (n)     Oppenheimer Funds Multiple Class Plan under Rule 18f-3 updated through 8/29/07: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (9/14/07), and incorporated herein by reference.

(o)

Powers of Attorney dated August 20, 2008 for all Trustees/Directors and Officers: Previously filed with the Pre-Effective Amendment No. 1 to the Registration Statement of Oppenheimer Target Distribution Fund (Reg. No. 333-153032), (10/29/08), and incorporated herein by reference.

(p)     Amended and Restated Code of Ethics of the Oppenheimer Funds dated August 30, 2007 under Rule 17j-1 of the Investment Company Act of 1940: Previously filed with the Initial Registration Statement of Oppenheimer Portfolio Series Fixed Income Investor Fund (Reg. No. 333-146105), (09/14/07), and incorporated herein by reference.

Item 24. - Persons Controlled by or Under Common Control with the Fund

None.

Item 25. - Indemnification

Reference is made to the provisions of Article Fifth of Registrant's Articles of Amendment and Restatement filed as Exhibit 23(a) to this Registration Statement, and incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 26. - Business and Other Connections of the Investment Adviser

(a)     OppenheimerFunds, Inc. is the investment adviser of the Registrant; it and certain subsidiaries and affiliates act in the same capacity to other investment companies, including without limitation those described in Parts A and B hereof and listed in Item 26(b) below.

(b)     There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of OppenheimerFunds, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name and Current Position with OppenheimerFunds, Inc.	Other Business and Connections During the Past Two Years
Timothy L. Abbuhl, Vice President	Treasurer of Centennial Asset Management Corporation; Vice President and Assistant Treasurer of OppenheimerFunds Distributor, Inc.
Patrick Adams Vice President	None
Robert Agan, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholders Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OFI Private Investments Inc.

Carl Algermissen, Vice President & Associate Counsel	Assistant Secretary of Centennial Asset Management Corporation.
Michael Amato, Vice President	None
Nicole Andersen, Assistant Vice President	None
Janette Aprilante, Vice President & Secretary

Secretary (since December 2001) of: Centennial Asset Management Corporation, OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation (since June 2003), Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Shareholder Services, Inc., Trinity Investment Management Corporation (since January 2005), OppenheimerFunds Legacy Program, OFI Private Investments Inc. (since June 2003) and OFI Institutional Asset Management, Inc. (since June 2003). Assistant Secretary of OFI Trust Company (since December 2001).

Dmitri Artemiev Assistant Vice President	Formerly (until January 2007) Analyst/Developer at Fidelity Investments.
Hany S. Ayad, Vice President	None
Paul Aynsley, Vice President	Formerly Vice President at Kepler Equities (December 2006 – February 2008)
James F. Bailey, Senior Vice President	Senior Vice President of Shareholder Services, Inc. (since March 2006).
Robert Baker, Vice President	None
John Michael Banta, Assistant Vice President	None
Michael Barnes, Assistant Vice President	None
Adam Bass, Assistant Vice President	None
Kevin Baum, Vice President	None
Jeff Baumgartner, Vice President	Vice President of HarbourView Asset Management Corporation.
Marc Baylin, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Todd Becerra, Assistant Vice President	None
Kathleen Beichert, Senior Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Gerald B. Bellamy, Vice President	Vice President (Sales Manager of the International Division) of OFI Institutional Asset Management, Inc.
Emanuele Bergagnine, Assistant Vice President	Assistant Vice President of OFI Institutional Asset Management, Inc.
Robert Bertucci, Assistant Vice President: Rochester Division	None
Rajeev Bhaman, Senior Vice President	Vice President of OFI Institutional Asset Management, Inc.
Craig Billings, Vice President	None
Mark Binning, Assistant Vice President	None
Julie Blanchard, Assistant Vice President	Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (April 2006 – February 2008).
Beth Bleimehl, Assistant Vice President	None
Lisa I. Bloomberg, Vice President & Deputy General Counsel	Assistant Secretary of Oppenheimer Real Asset Management, Inc.
Veronika Boesch, Vice President	None
Chad Boll, Vice President	None
Antulio N. Bomfim, Vice President	None
Michelle Borre Massick, Vice President	None
Lori E. Bostrom, Vice President & Deputy General Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
David J. Bowers Assistant Vice President	Formerly (until July 2007) Analyst at Evergreen Investments.
John Boydell, Vice President	None
Richard Britton, Vice President	None
Garrett C. Broadrup, Vice President & Assistant Counsel	None
Michael Bromberg, Assistant Vice President	None
Holly Broussard, Vice President	None
Roger Buckley, Assistant Vice President	Formerly Manager in Finance (May 2006 – February 2008) at OppenheimerFunds, Inc.
Carla Buffulin, Assistant Vice President	None
Stephanie Bullington, Assistant Vice President	None
Paul Burke, Vice President	None
Mark Burns, Vice President	None
JoAnne Butler, Assistant Vice President	None
Christine Calandrella, Assistant Vice President	Formerly Director of Empower Network (March 2007 – September 2007).
Dale Campbell. Assistant Vice President
Debra Casey, Vice President	None
Lisa Chaffee, Vice President	None
Ronald Chibnik, Vice President	None
Patrick Sheng Chu, Assistant Vice President	None
Brett Clark, Vice President	None
Jennifer Clark, Assistant Vice President

Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008). Assistant Vice President at Shareholder Financial Services, Inc., Shareholder Services, Inc., and OFI Private Investments Inc.

H.C. Digby Clements, Senior Vice President: Rochester Division	None
Thomas Closs, Assistant Vice President	None
David Cole, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc (May 2006 – January 2008).
Eric Compton, Vice President	None
Gerald James Concepcion, Assistant Vice President	None
Susan Cornwell, Senior Vice President

Senior Vice President of Shareholder Financial Services, Inc. and Shareholder Services, Inc.; Vice President of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and OppenheimerFunds Legacy Program.

Cheryl Corrigan, Assistant Vice President	None
Belinda J. Cosper, Assistant Vice President	None
Scott Cottier, Vice President: Rochester Division	None
Geoffrey Craddock Senior Vice President	Formerly Senior Vice President and Head of Market Risk Management for CIBC.
Terry Crady, Assistant Vice President	Formerly IT Development Manager at OppenheimerFunds, Inc.
George Curry, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Kevin Dachille, Vice President	None
Rushan Dagli, Vice President	Vice President of OFI Private Investments Inc., Shareholder Financial Services, Inc. and Shareholder Services, Inc.
John Damian, Senior Vice President	None
Jason Davis, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Robert Dawson, Assistant Vice President	None
John Delano, Vice President	None
Kendra Delisa, Assistant Vice President	None
Damaris De Los Santos, Assistant Vice President	Formerly Senior Account Executive (July 2003 – February 2008).
Richard Demarco, Assistant Vice President	None
Craig P. Dinsell, Executive Vice President	None
Randall C. Dishmon, Vice President	None
Rebecca K. Dolan, Vice President	None
Steven D. Dombrower, Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc.
Sara Donahue, Assistant Vice President	None
Alicia Dopico, Assistant Vice President	Formerly (until August 2007) Manager at OppenheimerFunds, Inc.
Thomas Doyle, Assistant Vice President	None
Bruce C. Dunbar, Senior Vice President	None
Brian Dvorak, Vice President	None
Richard Edmiston, Vice President	None
Taylor Edwards, Vice President & Assistant Counsel	None
Venkat Eleswarapu, Vice President	None
Christopher Emanuel, Vice President	None
Daniel R. Engstrom, Vice President	None
James Robert Erven, Assistant Vice President	None
George R. Evans, Senior Vice President & Director of International Equities	None
Edward N. Everett, Vice President	None
Kathy Faber, Assistant Vice President	None
David Falicia, Assistant Vice President	Assistant Secretary (as of July 2004) of HarbourView Asset Management Corporation.
Rachel Fanopoulos, Assistant Vice President	Formerly Manager (until August 2007) at OppenheimerFunds, Inc.
Matthew Farkas, Vice President and Assistant Counsel	None
Kristie Feinberg, Vice President and Assistant Treasurer

Assistant Treasurer of Oppenheimer Acquisition Corp., Centennial Asset Management Corp., OFI Institutional Asset Management Inc. and OFI Institutional Asset Management; Treasurer of OppenheimerFunds Legacy Program, Oppenheimer Real Asset Management, Inc.

William Ferguson, Assistant Vice President	None
Emmanuel Ferreira, Vice President	None
Ronald H. Fielding, Senior Vice President; Chairman of the Rochester Division

Vice President of OppenheimerFunds Distributor, Inc.; Director of ICI Mutual Insurance Company; Governor of St. John’s College; Chairman of the Board of Directors of International Museum of Photography at George Eastman House.

Steven Fling, Assistant Vice President	None
David Foxhoven, Senior Vice President	Assistant Vice President of OppenheimerFunds Legacy Program; Vice President of HarbourView Asset Management Corporation.
Colleen M. Franca, Vice President	None
Dominic Freud, Vice President	None
Hazem Gamal, Vice President	None
Charles Gapay, Assistant Vice President	None
Seth Gelman, Vice President	None
Timothy Gerlach, Assistant Vice President	None
Alan C. Gilston, Vice President	None
Jacqueline Girvin-Harkins, Assistant Vice President	None
William F. Glavin, Jr., Chief Executive Officer	Formerly Executive Vice President and co-Chief Operating Officer of MassMutual Financial Group.
Jill E. Glazerman, Senior Vice President	None
Kevin Glenn, Assistant Vice President	Formerly Tax Manager at OppenheimerFunds, Inc. (December 2006 – February 2008).
Raquel Granahan, Senior Vice President	Senior Vice President of OFI Private Investments Inc.; Vice President of OppenheimerFunds Distributor, Inc., and OppenheimerFunds Legacy Program.
Robert B. Grill, Senior Vice President	None
Marilyn Hall, Vice President	None
Kelly Haney, Assistant Vice President	None
Steve Hauenstein, Assistant Vice President	None
Thomas B. Hayes, Vice President	None
Bradley Hebert, Assistant Vice President	Manager at OppenheimerFunds, Inc. (October 2004 – February 2008).
Heidi Heikenfeld, Assistant Vice President	None
Annika Helgerson, Assistant Vice President	None
Daniel Herrmann, Vice President	Vice President of OFI Private Investments Inc.
Benjamin Hetrick, Assistant Vice President	Manager at OppenheimerFunds, Inc (May 2006 – December 2007).
Dennis Hess, Vice President	None
Joseph Higgins, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Dorothy F. Hirshman, Vice President	None
Daniel Hoelscher, Assistant Vice President	None
Eivind Holte, Vice President	Formerly Vice President at U.S. Trust (June 2005 – October 2007)
Craig Holloway Assistant Vice President	None
Lucienne Howell, Vice President	None
Brian Hourihan, Vice President & Deputy General Counsel

Assistant Secretary of Oppenheimer Real Asset Management, Inc., HarbourView Asset Management Corporation, OFI Institutional Asset Management, Inc. (since April 2006) and Trinity Investment Management Corporation.

Edward Hrybenko, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Jason Hubersberger, Vice President	None
Kevin Andrew Huddleston, Assistant Vice President	None
Scott T. Huebl, Vice President	Assistant Vice President of OppenheimerFunds Legacy Program.
Douglas Huffman, Assistant Vice President	None
Margaret Hui, Vice President	None
Dana Hunter, Assistant Vice President	None
John Huttlin, Vice President

Senior Vice President (Director of the International Division) (since January 2004) of OFI Institutional Asset Management, Inc.; Director (since June 2003) of OppenheimerFunds International Distributor Limited.

James G. Hyland, Assistant Vice President	None
Kelly Bridget Ireland, Vice President	None
Kathleen T. Ives, Vice President, Deputy General Counsel & Assistant Secretary

Vice President and Assistant Secretary of OppenheimerFunds Distributor, Inc. and Shareholder Services, Inc.; Assistant Secretary of Centennial Asset Management Corporation, OppenheimerFunds Legacy Program and Shareholder Financial Services, Inc.

Frank V. Jennings, Senior Vice President	None
Lisa Kadehjian, Assistant Vice President	None
Charles Kandilis, Assistant Vice President	None
Rezo Kanovich, Assistant Vice President	None
Amee Kantesaria, Assistant Vice President and Assistant Counsel	None
Thomas W. Keffer, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.
James Kennedy, Senior Vice President	None
Michael Keogh, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
John Kiernan, Vice President & Marketing Compliance Manager	None
Audrey Kiszla, Vice President	None
Richard Knott, Executive Vice President	President and Director of OppenheimerFunds Distributor, Inc.; Executive Vice President of OFI Private Investments Inc.; Executive Vice President & Director of Centennial Asset Management Corporation.
Daniel Kohn, Vice President	None
Samuel Koren, Vice President and Deputy General Counsel
Martin S. Korn, Senior Vice President	None
Tatyana Kosheleva, Assistant Vice President	None
Michael Kotlartz, Vice President	None
Brian Kramer, Vice President	None
S. Arthur Krause, Assistant Vice President	None.
Alexander Kurinets, Assistant Vice President	None
Gloria LaFond, Assistant Vice President	None
Lisa Lamentino, Vice President	None
Tracey Lange, Vice President	Vice President of OppenheimerFunds Distributor, Inc. and OFI Private Investments Inc.
Jeffrey P. Lagarce, Senior Vice President	President of OFI Institutional Asset Management, Inc. as of January 2005.
John Latino, Vice President	None
Gayle Leavitt, Assistant Vice President	None
Christopher M. Leavy, Senior Vice President	Senior Vice President of OFI Private Investments Inc., OFI Institutional Asset Management, Inc., and Trinity Investment Management Corporation
Randy Legg, Vice President & Associate Counsel	None
Michael S. Levine, Vice President	None
Brian Levitt, Vice President	None
Gang Li, Vice President	None
Shanquan Li, Vice President	None
Julie A. Libby, Senior Vice President	Senior Vice President and Chief Operating Officer of OFI Private Investments Inc.
Daniel Lifshey, Assistant Vice President	None
Mitchell J. Lindauer, Vice President & Assistant General Counsel	None
Bill Linden, Assistant Vice President	None
Malissa B. Lischin, Vice President	Assistant Vice President of OppenheimerFunds Distributor, Inc.
Justin Livengood, Vice President	None
Christina Loftus, Vice President	None
David P. Lolli, Assistant Vice President	None
Daniel G. Loughran Senior Vice President: Rochester Division	None
Patricia Lovett, Senior Vice President	Vice President of Shareholder Financial Services, Inc. and Senior Vice President of Shareholder Services, Inc.
Misha Lozovik, Vice President	None
Dongyan Ma, Assistant Vice President	None
Matthew Maley, Assistant Vice President	Formerly Operations Manager at Bear Stearns (June 2005 – February 2008).
Daniel Martin, Assistant Vice President	None
Jerry Mandzij, Vice President	None
William T. Mazzafro, Vice President	None
Trudi McCanna, Vice President	None
Neil McCarthy, Vice President	None
Elizabeth McCormack, Vice President	Vice President and Assistant Secretary of HarbourView Asset Management Corporation.
John McCullough, Vice President	None
Joseph McDonnell, Vice President	None
Joseph McGovern, Vice President	None
Charles L. McKenzie, Senior Vice President

Chairman of the Board, Director, Chief Executive Officer and President of OFI Trust Company; Chairman, Chief Executive Officer, Chief Investment Officer and Director of OFI Institutional Asset Management, Inc.; Chief Executive Officer, President, Senior Managing Director and Director of HarbourView Asset Management Corporation; Chairman, President and Director of Trinity Investment Management Corporation and Vice President of Oppenheimer Real Asset Management, Inc.

William McNamara, Assistant Vice President	None
Mary McNamee, Vice President	None
Michael Medev, Assistant Vice President	None
Krishna Memani, Senior Vice President	Formerly Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities (June 2006 through January 2009).
Jay Mewhirter, Vice President	None
Andrew J. Mika, Senior Vice President	None
Jan Miller, Assistant Vice President	None
Scott Miller, Vice President	Formerly Assistant Vice President at AXA Distributors, LLC (July 2005 – February 2008).
Rejeev Mohammed, Assistant Vice President	None
Sarah Morrison, Assistant Vice President	None
Jill Mulcahy, Vice President: Rochester Division	None
John V. Murphy, Chairman & Director

Chief Executive Officer of OppenheimerFunds, Inc. (from June 2001 until December 2008); President and Management Director of Oppenheimer Acquisition Corp.; President and Director of Oppenheimer Real Asset Management, Inc.; Chairman and Director of Shareholder Services, Inc. and Shareholder Financial Services, Inc.; Director of OppenheimerFunds Distributor, Inc., OFI Institutional Asset Management, Inc., Trinity Investment Management Corporation, Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Private Investments Inc.; Executive Vice President of Massachusetts Mutual Life Insurance Company; Director of DLB Acquisition Corporation; a member of the Investment Company Institute’s Board of Governors.

Suzanne Murphy, Vice President	Vice President of OFI Private Investments Inc.
Thomas J. Murray, Vice President	None
Christina Nasta, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Paul Newman, Assistant Vice President	None
William Norman, Assistant Vice President	None
James B. O’Connell, Assistant Vice President	None
Matthew O’Donnell, Vice President	None
Lisa Ogren, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc.
Tony Oh, Assistant Vice President	None
John J. Okray, Vice President & Assistant Counsel	None
Kristina Olson, Vice President	None
Lerae A. Palumbo, Assistant Vice President	None
David P. Pellegrino, Senior Vice President	None
Robert H. Pemble, Vice President	None
Lori L. Penna, Vice President	None
Brian Petersen, Vice President	Assistant Treasurer of OppenheimerFunds Legacy Program.
Marmeline Petion-Midy, Assistant Vice President	None
David Pfeffer, Senior Vice President, Chief Financial Officer & Treasurer	Treasurer of Oppenheimer Acquisition Corp.; Senior Vice President of HarbourView Asset Management Corporation since February 2004.
James F. Phillips, Senior Vice President	None
Gary Pilc, Vice President	None
Jeaneen Pisarra, Vice President	None
Christine Polak, Vice President	None
Sergei Polevikov, Assistant Vice President	None
Jeffrey Portnoy, Assistant Vice President	None
David Preuss, Assistant Vice President	None
Ellen Puckett, Assistant Vice President	None
Jodi Pullman, Assistant Vice President	Formerly Product Manager at OppenheimerFunds, Inc. (January 2007 – February 2008).
Paul Quarles, Assistant Vice President	None
Michael E. Quinn, Vice President	None
Julie S. Radtke, Vice President	None
Timothy Raeke, Assistant Vice President	Formerly (as of July 2007) Vice President at MFS Investment Management.
Norma J. Rapini, Assistant Vice President: Rochester Division	None
Corry E. Read, Assistant Vice President	None
Marc Reinganum, Vice President	None
Jill Reiter, Assistant Vice President	None
Jason Reuter, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
Eric Rhodes, Assistant Vice President	None
Maria Ribeiro De Castro, Vice President	None
Grace Roberts, Assistant Vice President	None
David Robertson, Senior Vice President	Senior Vice President of OppenheimerFunds Distributor, Inc.; President and Director of Centennial Asset Management Corporation.
Robert Robis, Vice President	None
Antoinette Rodriguez, Vice President	None
Lucille Rodriguez, Assistant Vice President	None
Stacey Roode, Senior Vice President	None
Jeffrey S. Rosen, Vice President	None
Richard Royce, Vice President	None
Erica Rualo, Assistant Vice President	None
Adrienne Ruffle, Vice President & Assistant Counsel	Assistant Secretary of OppenheimerFunds Legacy Program.
Kim Russomanno, Assistant Vice President	None
Gerald Rutledge, Vice President	None
Julie Anne Ryan, Vice President	None
Timothy Ryan, Vice President	None
Matthew Torpey, Assistant Vice President	None
Rohit Sah, Vice President	None
Gary Salerno, Assistant Vice President	Formerly (as of May 2007) Separate Account Business Liaison at OppenheimerFunds, Inc.
Valerie Sanders, Vice President	None
Kurt Savallo, Assistant Vice President	Formerly Senior Business Analyst at OppenheimerFunds, Inc.
Mary Beth Schellhorn, Assistant Vice President	None
Ellen P. Schoenfeld, Vice President	None
Kathleen Schmitz, Assistant Vice President	Assistant Vice President of HarbourView Asset Management Corporation. Formerly Fund Accounting Manager at OppenheimerFunds, Inc. (November 2004 – February 2008).
Patrick Schneider, Assistant Vice President	None
Scott A. Schwegel, Assistant Vice President	None
Allan P. Sedmak, Assistant Vice President	None
Jennifer L. Sexton, Vice President	Senior Vice President of OFI Private Investments Inc.
Asutosh Shah, Vice President	None
Kamal Shah, Vice President	None
Navin Sharma, Vice President	None
Tammy Sheffer, Vice President	None
Mary Dugan Sheridan, Vice President	None
Nicholas Sherwood, Assistant Vice President	Formerly Manager at OppenheimerFunds, Inc. (February 2006 – February 2008).
David C. Sitgreaves, Assistant Vice President	None
Michael Skatrud, Assistant Vice President	Formerly (as of March 2007) Corporate Bond Analyst at Putnam Investments.
Kevin Smith, Vice President	None
Paul Snogren Assistant Vice President	None
Louis Sortino, Vice President: Rochester Division	None
Keith J. Spencer, Senior Vice President	None
Marco Antonio Spinar, Assistant Vice President	None
Alice Stein, Vice President & Assistant Counsel	Director and Vice President at Morgan Stanley Investment Management from (2004 – 2008).
Brett Stein, Vice President	None
Richard A. Stein, Vice President: Rochester Division	None
Arthur P. Steinmetz, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc.
Jennifer Stevens, Vice President	None
Benjamin Stewart, Assistant Vice President	None
Peter Strzalkowski, Vice President	Vice President of HarbourView Asset Management, Inc. Formerly (as of August 2007). Founder/Managing Partner at Vector Capital Management.
Agata Stzrelichowski, Assistant Vice President
Michael Sussman, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Brian C. Szilagyi, Assistant Vice President	None
Vincent Toner, Vice President	None
Melinda Trujillo, Vice President	None
Leonid Tsvayg, Assistant Vice President	None
Keith Tucker, Vice President	None
Angela Uttaro, Assistant Vice President: Rochester Division	None
Mark S. Vandehey, Senior Vice President & Chief Compliance Officer

Vice President and Chief Compliance Officer of OppenheimerFunds Distributor, Inc., Centennial Asset Management Corporation and Shareholder Services, Inc.; Chief Compliance Officer of HarbourView Asset Management Corporation, Oppenheimer Real Asset Management, Inc., Shareholder Financial Services, Inc., Trinity Investment Management Corporation, OppenheimerFunds Legacy Program, OFI Private Investments Inc. and OFI Trust Company and OFI Institutional Asset Management, Inc.

Maureen Van Norstrand, Vice President	None
Nancy Vann, Vice President & Associate Counsel	None
Rene Vecka, Assistant Vice President: Rochester Division	None
Elaine Villas-Obusan, Assistant Vice President	None
Ryan Virag, Assistant Vice President	None
Jake Vogelaar, Assistant Vice President	None
Phillip F. Vottiero, Vice President	None
Mark Wachter, Vice President	Formerly Manager at OppenheimerFunds, Inc. (March 2005 – February 2008).
Lisa Walsh, Assistant Vice President	None
Darren Walsh, Executive Vice President	President and Director of Shareholder Financial Services, Inc. and Shareholder Services, Inc.
Richard Walsh, Vice President	Vice President of OFI Private Investments.
Thomas Waters, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Deborah Weaver, Vice President	None
Jerry A. Webman, Senior Vice President	Senior Vice President of HarbourView Asset Management Corporation.
Christopher D. Weiler, Vice President: Rochester Division	None
Christine Wells, Vice President	None
Joseph J. Welsh, Vice President	Vice President of HarbourView Asset Management Corporation.
Adam Wilde, Assistant Vice President	None
Troy Willis, Assistant Vice President, Rochester Division	None
Mitchell Williams, Vice President	None
Julie Wimer, Assistant Vice President	None
Donna M. Winn, Senior Vice President	President, Chief Executive Officer & Director of OFI Private Investments Inc.; Director & President of OppenheimerFunds Legacy Program; Senior Vice President of OppenheimerFunds Distributor, Inc.
Brian W. Wixted, Senior Vice President

Treasurer of HarbourView Asset Management Corporation; OppenheimerFunds International Ltd., Oppenheimer Real Asset Management, Inc., Shareholder Services, Inc., Shareholder Financial Services, Inc., OFI Private Investments Inc., OFI Institutional Asset Management, Inc., OppenheimerFunds plc and OppenheimerFunds Legacy Program; Treasurer and Chief Financial Officer of OFI Trust Company; Assistant Treasurer of Oppenheimer Acquisition Corp.

Carol E. Wolf, Senior Vice President

Senior Vice President of HarbourView Asset Management Corporation and of Centennial Asset Management Corporation; Vice President of OFI Institutional Asset Management, Inc; serves on the Board of the Colorado Ballet.

Meredith Wolff, Vice President	Vice President of OppenheimerFunds Distributor, Inc.
Oliver Wolff, Assistant Vice President	None
Kurt Wolfgruber, President, Chief Investment Officer & Director

Director of OppenheimerFunds Distributor, Inc., Director of Tremont Group Holdings, Inc., HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc. (since June 2003). Management Director of Oppenheimer Acquisition Corp. (since December 2005).

Caleb C. Wong, Vice President	None
Edward C. Yoensky, Assistant Vice President	None
Geoff Youell, Assistant Vice President	None
Lucy Zachman, Vice President	None
Robert G. Zack, Executive Vice President & General Counsel

General Counsel of Centennial Asset Management Corporation; General Counsel and Director of OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel of HarbourView Asset Management Corporation and OFI Institutional Asset Management, Inc.; Senior Vice President, General Counsel and Director of Shareholder Financial Services, Inc., Shareholder Services, Inc., OFI Private Investments Inc.; Executive Vice President, General Counsel and Director of OFI Trust Company; Director and Assistant Secretary of OppenheimerFunds International Limited; Vice President, Secretary and General Counsel of Oppenheimer Acquisition Corp.; Director and Assistant Secretary of OppenheimerFunds International Distributor Limited ; Vice President of OppenheimerFunds Legacy Program; Vice President and Director of Oppenheimer Partnership Holdings Inc.; Director of OFI Institutional Asset Management, Ltd.

Anna Zatulovskaya, Assistant Vice President	None
Mark D. Zavanelli, Vice President	Vice President of OFI Institutional Asset Management, Inc.
Sara Zervos, Vice President	None
Alex Zhou, Assistant Vice President	None
Ronald Zibelli, Jr. Vice President	Formerly Managing Director and Small Cap Growth Team Leader at Merrill Lynch.

The Oppenheimer Funds include the following:

Centennial Government Trust

Centennial Money Market Trust

Limited Term New York Municipal Fund (a series of Rochester Portfolio Series)

OFI Tremont Core Strategies Hedge Fund

Oppenheimer Absolute Return Fund

Oppenheimer AMT-Free Municipals

Oppenheimer AMT-Free New York Municipals

Oppenheimer Balanced Fund

Oppenheimer Baring China Fund

Oppenheimer Baring Japan Fund

Oppenheimer Baring SMA International Fund

Oppenheimer California Municipal Fund

Oppenheimer Capital Appreciation Fund

Oppenheimer Capital Income Fund

Oppenheimer Cash Reserves

Oppenheimer Champion Income Fund

Oppenheimer Commodity Strategy Total Return Fund

Oppenheimer Convertible Securities Fund (a series of Bond Fund Series)

Oppenheimer Core Bond Fund (a series of Oppenheimer Integrity Funds)

Oppenheimer Developing Markets Fund

Oppenheimer Discovery Fund

Oppenheimer Emerging Growth Fund

Oppenheimer Equity Fund, Inc.

Oppenheimer Equity Income Fund, Inc.

Oppenheimer Global Fund

Oppenheimer Global Opportunities Fund

Oppenheimer Global Value Fund

Oppenheimer Gold & Special Minerals Fund

Oppenheimer International Bond Fund

Oppenheimer Institutional Money Market Fund

Oppenheimer International Diversified Fund

Oppenheimer International Growth Fund

Oppenheimer International Small Company Fund

Oppenheimer Limited Term California Municipal Fund

Oppenheimer Limited-Term Government Fund

Oppenheimer Limited Term Municipal Fund (a series of Oppenheimer Municipal Fund)

Oppenheimer Main Street Fund (a series of Oppenheimer Main Street Funds, Inc.)

Oppenheimer Main Street Opportunity Fund

Oppenheimer Main Street Small Cap Fund

Oppenheimer Master Event-Linked Bond Fund, LLC

Oppenheimer Master Loan Fund, LLC

Oppenheimer Master International Value Fund, LLC

Oppenheimer MidCap Fund

Oppenheimer Money Market Fund, Inc.

Oppenheimer Multi-State Municipal Trust (3 series):

Oppenheimer New Jersey Municipal Fund

Oppenheimer Pennsylvania Municipal Fund

Oppenheimer Rochester National Municipals

Oppenheimer Portfolio Series (4 series)

Active Allocation Fund

Equity Investor Fund

Conservative Investor Fund

Moderate Investor Fund

Oppenheimer Portfolio Series Fixed Income Active Allocation Fund
Oppenheimer Principal Protected Main Street Fund (a series of Oppenheimer Principal

Protected Trust)

Oppenheimer Principal Protected Main Street Fund II (a series of Oppenheimer Principal

Protected Trust II)

Oppenheimer Principal Protected Main Street Fund III (a series of Oppenheimer Principal

Protected Trust III)

Oppenheimer Quest For Value Funds (3 series)

Oppenheimer Quest Balanced Fund

Oppenheimer Quest Opportunity Value Fund

Oppenheimer Small- & Mid-Cap Value Fund

Oppenheimer Quest International Value Fund, Inc.

Oppenheimer Real Estate Fund

Oppenheimer Rising Dividends Fund, Inc.

Oppenheimer Rochester Arizona Municipal Fund

Oppenheimer Rochester Double Tax-Free Municipals

Oppenheimer Rochester General Municipal Fund

Oppenheimer Rochester Maryland Municipal Fund

Oppenheimer Rochester Massachusetts Municipal Fund

Oppenheimer Rochester Michigan Municipal Fund

Oppenheimer Rochester Minnesota Municipal Fund

Oppenheimer Rochester North Carolina Municipal Fund

Oppenheimer Rochester Ohio Municipal Fund

Oppenheimer Rochester Virginia Municipal Fund

Oppenheimer Select Value Fund

Oppenheimer Senior Floating Rate Fund

Oppenheimer Series Fund, Inc. (1 series):

Oppenheimer Value Fund

Oppenheimer SMA Core Bond Fund

Oppenheimer SMA International Bond Fund

Oppenheimer Strategic Income Fund

Oppenheimer Transition 2010 Fund

Oppenheimer Transition 2015 Fund

Oppenheimer Transition 2020 Fund

Oppenheimer Transition 2025 Fund

Oppenheimer Transition 2030 Fund

Oppenheimer Transition 2040 Fund

Oppenheimer Transition 2050 Fund

Oppenheimer U.S. Government Trust

Oppenheimer Variable Account Funds (11 series):

Oppenheimer Balanced Fund/VA

Oppenheimer Capital Appreciation Fund/VA

Oppenheimer Core Bond Fund/VA

Oppenheimer Global Securities Fund/VA

Oppenheimer High Income Fund/VA

Oppenheimer Main Street Fund/VA

Oppenheimer Main Street Small Cap Fund/VA

Oppenheimer MidCap Fund/VA

Oppenheimer Money Fund/VA

Oppenheimer Strategic Bond Fund/VA

Oppenheimer Value Fund/VA

Panorama Series Fund, Inc. (3 series):

Growth Portfolio

Oppenheimer International Growth Fund/VA

Total Return Portfolio

Rochester Fund Municipals

The address of the Oppenheimer funds listed above, Shareholder Financial Services, Inc., Shareholder Services, Inc., Centennial Asset Management Corporation, and OppenheimerFunds Legacy Program is 6803 South Tucson Way, Centennial, Colorado 80112-3924.

The address of OppenheimerFunds, Inc., OppenheimerFunds Distributor, Inc., HarbourView Asset Management Corporation, Oppenheimer Acquisition Corp., OFI Private Investments Inc., OFI Institutional Asset Management, Inc. Oppenheimer Real Asset Management, Inc. and OFI Trust Company is Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

The address of OppenheimerFunds International Ltd. is 70 Sir John Rogerson’s Quay, Dublin 2, Ireland.

The address of OFI Institutional Asset Management, Ltd., is One Silk Road, London, England EC27 8HQ

The address of Trinity Investment Management Corporation is 301 North Spring Street, Bellefonte, Pennsylvania 16823.

The address of OppenheimerFunds International Distributor Limited is 13th Floor, Printing House, 6 Duddell Street, Central, Hong Kong.

Item 27. Principal Underwriter

(a)     OppenheimerFunds Distributor, Inc. is the Distributor of the Registrant's shares. It is also the Distributor of each of the other registered open-end investment companies for which OppenheimerFunds, Inc. is the investment adviser, as described in Part A and Part B of this Registration Statement and listed in Item 26(b) above (except Panorama Series Fund, Inc.) and for MassMutual Institutional Funds.

(b)     The directors and officers of the Registrant's principal underwriter are:

Name & Principal Business Address	Position & Office with Underwriter	Position and Office with Registrant
Timothy Abbhul(1)	Vice President and Treasurer	None
Robert Agan(1)	Vice President	None
Anthony Allocco(2)	Assistant Vice President	None
Janette Aprilante(2)	Secretary	None
James Barker 1723 W. Nelson Street Chicago, IL 60657	Vice President	None
Kathleen Beichert(1)	Senior Vice President	None
Rocco Benedetto(2)	Vice President	None
Christopher Bergeron	Vice President	None
Rick Bettridge 11504 Flowering Plum Lane Highland, UT 84003	Vice President	None
David A. Borrelli 105 Black Calla Ct. San Ramon, CA 94583	Vice President	None
Jeffrey R. Botwinick 4431 Twin Pines Drive Manlius, NY 13104	Vice President	None
Sarah Bourgraf(1)	Vice President	None
Bryan Bracchi 1124 Hampton Dr. Allen, TX 75013	Vice President	None
Joshua Broad(2)	Vice President	None
Kevin E. Brosmith 5 Deer Path South Natlick, MA 01760	Senior Vice President	None
Jeffrey W. Bryan 1048 Malaga Avenue Coral Gables, FL 33134	Vice President	None
Ross Burkstaller 211 Tulane Drive SE Albuquerque, NM 87106	Vice President	None
Robert Caruso 15 Deforest Road Wilton, CT 06897	Vice President	None
Donelle Chisolm(2)	Assistant Vice President	None
Andrew Chronofsky	Vice President	None
Angelanto Ciaglia(2)	Vice President	None
Melissa Clayton(2)	Assistant Vice President	None
Craig Colby(2)	Vice President	None
Rodney Constable(1)	Vice President	None
Susan Cornwell(1)	Vice President	None
Neev Crane 1530 Beacon Street, Apt. #1403 Brookline, MA 02446	Vice President	None
Michael Daley 40W387 Oliver Wendell Holmes St St. Charles, IL 60175	Vice President	None
Fredrick Davis 14431 SE 61st Street Bellevue, WA 98006	Vice President	None
John Davis(2)	Vice President	None
Stephen J. Demetrovits(2)	Vice President	None
Steven Dombrower 13 Greenbrush Court Greenlawn, NY 11740	Vice President	None
Beth Arthur Du Toit(1)	Vice President	None
Kent M. Elwell 35 Crown Terrace Yardley, PA 19067	Vice President	None
Gregg A. Everett 4328 Auston Way Palm Harbor, FL 34685-4017	Vice President	None
George R. Fahey 9511 Silent Hills Lane Lone Tree, CO 80124	Senior Vice President	None
Eric C. Fallon 10 Worth Circle Newton, MA 02458	Vice President	None
Kristie Feinberg(2)	Assistant Treasurer	None
James Fereday	Vice President	None
Joseph Fernandez 1717 Richbourg Park Drive Brentwood, TN 37027	Vice President	None
Mark J. Ferro 104 Beach 221st Street Breezy Point, NY 11697	Senior Vice President	None
Ronald H. Fielding(3)	Vice President	None
Eric P. Fishel 725 Boston Post Rd., #12 Sudbury, MA 01776	Vice President	None
Patrick W. Flynn 14083 East Fair Avenue Englewood, CO 80111	Senior Vice President	None
John (“J”) Fortuna(2)	Vice President	None
Jayme D. Fowler 3818 Cedar Springs Road, #101-349 Dallas, TX 75219	Vice President	None
William Friebel 2919 St. Albans Forest Circle Glencoe, MO 63038	Vice President	None
Alyson Frost(2)	Assistant Vice President	None
Charlotte Gardner(1)	Vice President	None
David Goldberg(2)	Assistant Vice President	None
Michael Gottesman 255 Westchester Way Birmingham, MI 48009	Vice President	None
Raquel Granahan(2)	Vice President	None
Robert Grill(2)	Senior Vice President	None
Eric Grossjung 4002 N. 194th Street Elkhorn, NE 68022	Vice President	None
Michael D. Guman 3913 Pleasant Avenue Allentown, PA 18103	Vice President	None
James E. Gunter 603 Withers Circle Wilmington, DE 19810	Vice President	None
Kevin J. Healy(2)	Vice President	None
Kenneth Henry(2)	Vice President	None
Wendy G. Hetson(2)	Vice President	None
Jennifer Hoelscher(1)	Assistant Vice President	None
Edward Hrybenko(2)	Vice President	None
Amy Huber(1)	Assistant Vice President	None
Brian F. Husch 37 Hollow Road Stonybrook, NY 11790	Vice President	None
Patrick Hyland(2)	Assistant Vice President	None
Keith Hylind(2)	Vice President	None
Kathleen T. Ives(1)	Vice President & Assistant Secretary	Assistant Secretary
Shonda Rae Jaquez(2)	Vice President	None
Eric K. Johnson 8588 Colonial Drive Lone Tree, CO 80124	Vice President	None
Elyse Jurman 5486 NW 42 Ave Boca Raton, FL 33496	Vice President	None
Thomas Keffer(2)	Senior Vice President	None
Michael Keogh(2)	Vice President	None
Brian Kiley(2)	Vice President	None
Richard Klein 4820 Fremont Avenue South Minneapolis, MN 55419	Senior Vice President	None
Richard Knott(1)	President and Director	None
Brent A. Krantz 61500 Tam McArthur Loop Bend, OR 97702	Senior Vice President	None
Eric Kristenson(2)	Vice President	None
David T. Kuzia 10258 S. Dowling Way Highlands Ranch, CO 80126	Vice President	None
Tracey Lange(2)	Vice President	None
John Laudadio	Vice President	None
Jesse Levitt(2)	Vice President	None
Julie Libby(2)	Senior Vice President	None
Eric J. Liberman 27 Tappan Ave., Unit West Sleepy Hollow, NY 10591	Vice President	None
Malissa Lischin(2)	Assistant Vice President	None
Christina Loftus(2)	Vice President	None
Thomas Loncar 1401 North Taft Street Apt. 726 Arlington, VA 22201	Vice President	None
Peter Maddox(2)	Vice President	None
Michael Malik 546 Idylberry Road San Rafael, CA 94903	Vice President	None
Steven C. Manns 1627 N. Hermitage Avenue Chicago, IL 60622	Vice President	None
Todd A. Marion 24 Midland Avenue Cold Spring Harbor, NY 11724	Vice President	None
LuAnn Mascia(2)	Vice President	None
Michael McDonald 11749 S Cormorant Circle Parker, CO 80134	Vice President	None
John C. McDonough 533 Valley Road New Canaan, CT 06840	Senior Vice President	None
Kent C. McGowan 9510 190th Place SW Edmonds, WA 98020	Vice President	None
Brian F. Medina 3009 Irving Street Denver, CO 80211	Vice President	None
William Meerman 4939 Stonehaven Drive Columbus, OH 43220	Vice President	None
Saul Mendoza 503 Vincinda Crest Way Tampa FL 33619	Vice President	None
Mark Mezzanotte 16 Cullen Way Exeter, NH 03833	Vice President	None

Clint Modler(1)	Vice President	None
Robert Moser 9650 East Aspen Hill Circle Lone Tree, CO 80124	Vice President	None
David W. Mountford 7820 Banyan Terrace Tamarac, FL 33321	Vice President	None
Matthew Mulcahy(2)	Vice President	None
Wendy Jean Murray 32 Carolin Road Upper Montclair, NJ 07043	Vice President	None
John S. Napier 17 Hillcrest Ave. Darien, CT 06820	Vice President	None
Christina Nasta(2)	Vice President	None
Kevin P. Neznek(2)	Vice President	None
Christopher Nicholson(2)	Vice President	None
Chad Noel	Vice President	None
Alan Panzer 6755 Ridge Mill Lane Atlanta, GA 30328	Vice President	None
Maria Paster(2)	Assistant Vice President	None
Donald Pawluk(2)	Vice President	None
Brian C. Perkes 6 Lawton Ct. Frisco, TX 75034	Vice President	None
Wayne Perry 3900 Fairfax Drive Apt 813 Arlington, VA 22203	Vice President	None
Charles K. Pettit(2)	Vice President	None
Aaron Pisani(1)	Vice President	None
Rachel Powers(1)	Vice President	None
Nicole Pretzel(2)	Vice President	None
Minnie Ra 100 Dolores Street, #203 Carmel, CA 93923	Vice President	None
Dustin Raring 27 Blakemore Drive Ladera Ranch, CA 92797	Vice President	None
Michael A. Raso 3 Vine Place Larchmont, NY 10538	Vice President	None
Richard E. Rath 46 Mt. Vernon Ave. Alexandria, VA 22301	Vice President	None
Ramsey Rayan(2)	Vice President	None
William J. Raynor(4)	Vice President	None
Corry Read(2)	Vice President	None
David R. Robertson(2)	Senior Vice President	None
Ian M. Roche 7070 Bramshill Circle Bainbridge, OH 44023	Vice President	None
Michael Rock 9016 Stourbridge Drive Huntersville, NC 28078	Vice President	None
Stacy Roode(2)	Vice President	None
Thomas Sabow 6617 Southcrest Drive Edina, MN 55435	Vice President	None
John Saunders 2251 Chantilly Ave. Winter Park, FL 32789	Vice President	None
Thomas Schmitt 40 Rockcrest Rd Manhasset, NY 11030	Vice President	None
William Schories 3 Hill Street Hazlet, NJ 07730	Vice President	None
Jennifer Sexton(2)	Vice President	None
Eric Sharp 862 McNeill Circle Woodland, CA 95695	Vice President	None
Debbie A. Simon 55 E. Erie St., #4404 Chicago, IL 60611	Vice President	None
Bryant Smith	Vice President	None
Christopher M. Spencer 2353 W 118th Terrace Leawood, KS 66211	Vice President	None
John A. Spensley 375 Mallard Court Carmel, IN 46032	Vice President	None
Michael Staples 4255 Jefferson St Apt 328 Kansas City, MO 64111	Vice President	None
Alfred St. John(2)	Vice President	None
Bryan Stein 8 Longwood Rd. Voorhees, NJ 08043	Vice President	None
Wayne Strauss(3)	Assistant Vice President	None
Brian C. Summe 2479 Legends Way Crestview Hills, KY 41017	Vice President	None
Kenneth Sussi(2)	Vice President	None
Michael Sussman(2)	Vice President	None
George T. Sweeney 5 Smokehouse Lane Hummelstown, PA 17036	Senior Vice President	None
James Taylor(2)	Assistant Vice President	None
Paul Temple(2)	Vice President	None
Troy Testa	Vice President	None
David G. Thomas 16628 Elk Run Court Leesburg, VA 20176	Vice President	None
Mark S. Vandehey(1)	Vice President and Chief Compliance Officer	Vice President and Chief Compliance Officer
Vincent Vermette(2)	Vice President	None
Teresa Ward(1)	Vice President	None
Janeanne Weickum(1)	Vice President	None
Michael J. Weigner 4905 W. San Nicholas Street Tampa, FL 33629	Vice President	None
Donn Weise 3249 Earlmar Drive Los Angeles, CA 90064	Vice President	None
Chris G. Werner 98 Crown Point Place Castle Rock, CO 80108	Vice President	None
Ryan Wilde(1)	Vice President	None
Julie Wimer(2)	Assistant Vice President	None
Donna Winn(2)	Senior Vice President	None
Peter Winters 911 N. Organce Ave, Pat. 514 Orlando, FL 32801	Vice President	None
Patrick Wisneski(1)	Vice President	None
Kurt Wolfgruber(2)	Director	None
Meredith Wolff(2)	Vice President	None
Michelle Wood(2)	Vice President	None
Cary Patrick Wozniak 18808 Bravata Court San Diego, CA 92128	Vice President	None
John Charles Young 3914 Southwestern Houston, TX 77005	Vice President	None
Jill Zachman(2)	Vice President	None
Robert G. Zack(2)	General Counsel & Director	Vice President & Secretary
Steven Zito(1)	Vice President	None
(1)6803 South Tucson Way, Centennial, CO 80112-3924

(2)Two World Financial Center, 225 Liberty Street, 11th Floor, New York, NY 10281-1008

(3)350 Linden Oaks, Rochester, NY 14623

(4)Independence Wharf, 470 Atlantic Avenue, 11th Floor, Boston, MA 02210

(c)     Not applicable.

Item 28. Location of Accounts and Records

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and rules promulgated thereunder are in the possession of OppenheimerFunds, Inc. at its offices at 6803 South Tucson Way, Centennial, Colorado 80112-3924.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 30th day of April 2009.

     PANORAMA SERIES FUND, INC.

                                                                        By: /s/ John V. Murphy*
                                                                              ---------------------------------------------
                                                                              John V. Murphy, President,
                                                                              Principal Executive Officer & Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities on the dates indicated:

Signatures                                                        Title                                                          Date

William L. Armstrong*                                     Chairman of the                                          April 30, 2009
William L. Armstrong                                       Board of Directors

John V. Murphy*                                               President, Principal                                   April 30, 2009
John V. Murphy                                                 Executive Officer and Director

Brian W. Wixted*                                             Treasurer, Principal                                  April 30, 2009
Brian W. Wixted                                               Financial & Accounting Officer

George C. Bowen*                                           Director                                                     April 30, 2009
George C. Bowen

Edward L. Cameron*                                       Director                                                     April 30, 2009
Edward L. Cameron

Jon S. Fossel*                                                  Director                                                     April 30, 2009
Jon S. Fossel

Sam Freedman*                                                Director                                                    April 30, 2009
Sam Freedman

Richard F. Grabish*                                         Director                                                    April 30, 2009
Richard F. Grabish

Beverly L. Hamilton*                                       Director                                                    April 30, 2009
Beverly L. Hamilton

Robert J. Malone*                                            Director                                                    April 30, 2009

Robert J. Malone

F. William Marshall, Jr.*                                 Director                                                    April 30, 2009
F. William Marshall, Jr.

*By:     /s/ Mitchell J. Lindauer
            Mitchell J. Lindauer, Attorney-in-Fact

PANORAMA SERIES FUND, INC.

Post-Effective Amendment No. 42

EXHIBIT INDEX

Exhibit No.                                        Description

23(a) (vi)                                           Articles of Supplementary dated 5/22/08

23(j)                                                  Consent of the Independent Registered Public Accounting Firm